UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-07742

Exact name of registrant as specified in charter:	Voyageur Mutual Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2015

Item 1. Reports to Stockholders

Annual report

Fixed income mutual funds

Delaware Tax-Free Minnesota Fund

Delaware Tax-Free Minnesota Intermediate Fund

Delaware Minnesota High-Yield Municipal Bond Fund

August 31, 2015

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund at delawareinvestments.com.

Manage your investments online

●	24-hour access to your account information
●	Obtain share prices
●	Check your account balance and recent transactions
●	Request statements or literature
●	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Neither Delaware Investments nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Unless otherwise noted, views expressed herein are current as of Aug. 31, 2015, and subject to change for events occurring after such date.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2015 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware Investments® Minnesota Municipal Bond Funds	September 8, 2015

Performance preview (for the year ended August 31, 2015)
Delaware Tax-Free Minnesota Fund (Class A shares)	1-year return	+3.02%
Barclays Municipal Bond Index (benchmark)	1-year return	+2.52%
Lipper Minnesota Municipal Debt Funds Average	1-year return	+2.47%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Minnesota Fund, please see the table on page 6.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. The Lipper Minnesota Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in Minnesota (double tax-exempt) or a city in Minnesota (triple tax-exempt).

Please see page 8 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free Minnesota Intermediate Fund (Class A shares)	1-year return	+2.12%
Barclays 3–15 Year Blend Municipal Bond Index (benchmark)	1-year return	+2.02%
Lipper Other States Intermediate Municipal Debt Funds Average	1-year return	+1.31%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Minnesota Intermediate Fund, please see the table on page 9.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. The Lipper Other States Intermediate Municipal Debt Funds Average compares funds that invest in municipal debt issues with dollar-weighted average maturities of 5 to 10 years and are exempt from taxation on a specified city or state basis.

Please see page 11 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Minnesota High-Yield Municipal Bond Fund (Class A shares)	1-year return	+3.20%
Barclays Municipal Bond Index (benchmark)	1-year return	+2.52%
Lipper Minnesota Municipal Debt Funds Average	1-year return	+2.47%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Minnesota High-Yield Municipal Bond Fund, please see the table on page 12.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. The Lipper Minnesota Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in Minnesota (double tax-exempt) or a city in Minnesota (triple tax-exempt).

Please see page 14 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

1

Portfolio management review

Delaware Investments® Minnesota Municipal Bond Funds

Economic backdrop

The U.S. economy continued to grow steadily throughout the Funds’ fiscal year ended Aug. 31, 2015. The economy benefited from increased business investment and consumer spending, made possible in part by a sharp drop in the price of oil. A steadily improving job market also lifted consumer optimism. As of August 2015, the national jobless rate was 5.1%, down a full percentage point from a year earlier and the lowest level since early 2008. (Source: U.S. Labor Department.)

In the third quarter of 2014, U.S. gross domestic product (GDP) – a measure of national economic output – grew by a rapid 4.3% annual pace. This was followed by a 2.1% expansion in the fourth quarter of 2014. In the first quarter of 2015, the economy significantly slowed, as bad winter weather and shipping disruptions at West Coast ports depressed economic activity. These trends reversed in the second quarter of 2015, with continued strength in consumer spending helping to grow the economy by an estimated 3.7% in April–June. (Source: U.S. Commerce Department.)

With the U.S. economy strengthening and inflation well contained, the U.S. Federal Reserve finally ended its quantitative-easing economic stimulus plan in October 2014.

The Fed maintained its target short-term rate at essentially zero – where it has been since 2008 – for the duration of the Funds’ fiscal year. However, as the period ended, investors widely anticipated a rate increase even as emerging concerns about the global economy added uncertainty to the central bank’s timetable.

Municipal bond market conditions

Municipal bonds produced positive returns overall for the Funds’ fiscal year. Over the entire period, bonds with longer maturity dates outperformed their shorter-maturity counterparts, while lower-

rated bonds offering higher yields fared better than higher-rated, lower yielding issues.

Municipal bond returns, by maturity and credit quality, for the 12 months ended Aug. 31, 2015, were as follows:

Maturity

5 years	1.18%
10 years	2.47%
22+ years	4.02%

Credit quality

AAA	1.85%
AA	2.40%
A	2.75%
BBB	3.92%

Source: Barclays

One exception to this trend came from bonds with credit ratings below BBB – also known as below-investment-grade, or high yield, bonds – which had flat returns, as measured by the Barclays High-Yield Municipal Bond Index, which tracks the total return performance of the long-term, non-investment-grade tax-exempt bond market. Nearly all of this relative underperformance, however, was caused by the weakness of bonds affiliated with Puerto Rico, which make up approximately 24% of the index. (Bonds issued by U.S. territories are exempt from federal, state, and local income taxes for residents of all 50 states.) Puerto Rico’s longstanding credit problems worsened during the Funds’ fiscal year, as the commonwealth filed for bankruptcy protection in July 2015. If Puerto Rico bonds were removed from the index, high yield returns would have kept with the credit trend by posting gains of 6.75%. The Funds held no Puerto Rico bonds during the fiscal year.

Toward the end of the Funds’ fiscal year, the market environment shifted for municipal bond investors. Uncertainty grew about the global economy – especially with respect to China and other emerging markets – causing increased

2

market volatility, as investors became more risk averse. Accordingly, shorter-dated, higher-rated tax-exempt bonds returned to favor, while longer-maturity, lower-quality issues found themselves at a disadvantage as the period ended.

Demand for municipal bonds was robust as the fiscal year began, but tailed off as the period progressed. Toward the end of the period, however, municipal bond fund outflows grew as investors began to anticipate an increase in the Fed’s target short-term interest rate. Meanwhile, the supply of new long-term municipal debt remained constrained. Despite considerable issuance, much of the new supply consisted of debt refinancing, as issuers took advantage of still-low borrowing costs to lower their long-term interest expenses.

Sticking to our strategy

For all three Funds discussed in this report, we maintained the consistent management approach we follow in all types of market conditions, relying on a bottom-up investment strategy. We evaluate securities one at a time, working with our credit analysts to determine through careful research which bonds we believe offer our shareholders the most favorable risk-reward trade-off and income potential.

Applying this approach, we continued to favor bonds with lower-investment-grade or below-investment-grade credit ratings, the segment in which we believe our credit research capabilities may prove most beneficial. Accordingly, Delaware Tax-Free Minnesota Fund and Delaware Tax-Free Minnesota Intermediate Fund maintained sizeable allocations to bonds with credit ratings of A and BBB – the two lowest tiers of the investment-grade bond universe – as well as to below-investment-grade bonds. By prospectus, up to 20% of the net assets of Delaware Tax-Free Minnesota Fund and Delaware Tax-Free Minnesota Intermediate Fund can be held in this latter category. To the extent that we were able to find what we viewed as attractive opportunities within the Minnesota municipal marketplace, we used a portion of this allotment, as we identified various lower-rated bonds that we believed appeared poised to benefit from credit improvement.

Meanwhile, reflecting its different mandate, Delaware Minnesota High-Yield Municipal Bond Fund has substantial flexibility to invest in bonds with below-investment-grade credit ratings. At fiscal year end, 33.42% of the portfolio was invested in bonds with credit ratings of BB or lower, up from the 29.77% at the start of the period.

Throughout the period, we maintained a roughly neutral duration (interest rate) stance in all three Funds relative to their benchmarks. This approach reflected our belief in our disciplined credit selection process, rather than any attempt to anticipate the direction of interest rates. The Funds purchased new bonds across various sectors during the fiscal year, including the charter school and healthcare sectors – two areas where we have substantial credit research experience. When appropriate, we tended to favor longer-dated bonds for what we identified as their increased performance potential.

One management challenge we regularly face, particularly in states with limited issuance, is finding sufficient supply of lower-rated bonds that we believe offer good long-term value for our shareholders. When these opportunities are scarce, we will sometimes purchase higher-quality in-state bonds to keep the Funds fully invested until higher yielding opportunities that we deem attractive become available. During this fiscal year, we employed this strategy in all three Funds, purchasing bonds that we believed could continue to provide shareholders with regular, tax-exempt income, as we searched for notable long-term value opportunities.

3

Portfolio management review

Delaware Investments® Minnesota Municipal Bond Funds

Within the Funds

In keeping with the performance trends mentioned earlier, bonds with lower credit ratings and longer maturity dates tended to outperform higher-quality, shorter-dated issues for the fiscal year. The Funds’ strongest-performing holdings generally conformed to those trends.

Note: Any specific bonds mentioned herein were among those held for the entire fiscal year.

All three Funds benefited from holding St. Louis Park, Minn., Health Care Facilities bonds for Nicollet Health Services. These bonds, rated A by Standard & Poor’s, generated a strong return due in part to their relatively long maturity dates and lower-investment-grade credit rating. In addition, the bonds were advance refunded during the period, resulting in a nice price boost as the securities became backed by escrowed U.S. government securities.

The same factors also helped the performance of bonds issued by the Washington County Housing and Redevelopment Authority for the Birchwood and Woodbury senior housing projects. Delaware Tax-Free Minnesota Fund and Delaware Minnesota High-Yield Municipal Bond Fund owned these securities. As with the Nicollet Health Services bonds, these nonrated senior housing issues rose in price after the holdings were advance refunded.

Delaware Tax-Free Minnesota Intermediate Fund was helped by another healthcare-related bond issue – continuing care retirement community bonds for the Homestead at Anoka senior housing project. These nonrated bonds carried a maturity date of 2034 – relatively long for an intermediate fund – and saw their prices rise along with the entire healthcare sector, which was the strongest-performing group in the municipal marketplace over the past year.

In a generally strong year for municipal bonds, most of the Funds’ weakest performers turned in flat to modestly negative returns. As discussed,

bonds of very high credit quality failed to keep pace with the results of the overall municipal bond market. Metropolitan Council Environmental Services wastewater treatment bonds, for example, were only modest gainers, reflecting the securities’ 2016 maturity date and AAA credit rating. These bonds were the weakest-performing holding in all three Funds’ portfolios.

Similarly, various bonds that had been advance refunded previously produced only very modest gains, because of their short maturities and high credit quality. These included bonds issued by the Sartell Independent School District No. 748 (Delaware Tax-Free Minnesota Fund); healthcare bonds for North Country Health Services in Bemidji (Delaware Minnesota High-Yield Municipal Bond Fund); and University of Minnesota refunding bonds (Delaware Tax-Free Minnesota Intermediate Fund). All of these highly rated securities were to mature in 2016, which limited their performance potential.

Minnesota economic backdrop

In our view, Minnesota has a fundamentally sound economy and is not dependent on any one sector. Employment is diverse, with a mix of manufacturing, services, and trade similar to the nation. Other relevant notes:

●	In July 2015, nonfarm employment of 2.9 million was up 1.45% from a year earlier.

●	The state’s unemployment rate of 4.0% in July 2015 was well below national levels of 5.3%.

●	Personal income per capita is consistently above the national average. For the past five years, the state’s per capita personal income has been 105–108% of the national average.

●

Minnesota operates on a biennial basis. Minnesota fiscal 2015 revenues totaled $19.9 billion, or 2.0% above the previous year. However, expenditures were 5.3% higher than the previous fiscal year. This left a budgetary

4

fund balance of $46.9 million, compared to a $656 million balance at the end of fiscal 2014.

●	The state passed its $42.8 billion biennial General Fund budget for fiscal years 2016 and 2017. This biennial budget is an 8.8% increase over the previous biennial budget. Roughly 49% is allocated toward education and 28% for health services.

(Data: bls.gov, Minnesota Management & Budget, Moody’s Investors Service)

5

Performance summaries
Delaware Tax-Free Minnesota Fund	August 31, 2015

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2015

	1 year	5 years	10 years	Lifetime
Class A (Est. Feb. 27, 1984)
Excluding sales charge	+3.02%	+4.01%	+4.17%	n/a
Including sales charge	-1.65%	+3.06%	+3.69%	n/a
Class C (Est. May 4, 1994)
Excluding sales charge	+2.25%	+3.22%	+3.40%	n/a
Including sales charge	+1.26%	+3.22%	+3.40%	n/a
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+3.27%	n/a	n/a	+6.62%
Including sales charge	+3.27%	n/a	n/a	+6.62%
Barclays Municipal Bond Index*	+2.52%	+3.96%	+4.49%	+5.99%

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 7. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid

6

prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Bond ratings are determined by a nationally recognized statistical rating organization.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.60% (or 0.65%) of the Fund’s average daily net assets during the period from Sept. 1, 2014, through Aug. 31, 2015.** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class

Total annual operating expenses	0.95%	1.70%	0.70%
(without fee waivers)
Net expenses	0.85%	1.60%	0.60%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

**The contractual waiver for the period Dec. 29, 2014 through Dec. 29, 2015 is 0.60%. Prior to Dec. 29, 2014, the contractual waiver was 0.65%.

7

Performance summaries

Delaware Tax-Free Minnesota Fund

Performance of a $10,000 investment1

Average annual total returns from Aug. 31, 2005, through Aug. 31, 2015

For period beginning Aug. 31, 2005, through Aug. 31, 2015	Starting value	Ending value
Barclays Municipal Bond Index	$10,000	$15,513
Delaware Tax-Free Minnesota Fund — Class A shares	$9,550	$14,371

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2005, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 7. Please note additional details on pages 6 through 8.

The graph also assumes $10,000 invested in the Barclays Municipal Bond Index as of Aug. 31, 2005. The Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DEFFX	928918101
Class C	DMOCX	928918408
Institutional Class	DMNIX	928918705

8

Performance summaries
Delaware Tax-Free Minnesota Intermediate Fund	August 31, 2015

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2015

	1 year	5 years	10 years	Lifetime
Class A (Est. Oct. 27, 1985)
Excluding sales charge	+2.12%	+3.06%	+3.72%	n/a
Including sales charge	-0.69%	+2.49%	+3.44%	n/a
Class C (Est. May 4, 1994)
Excluding sales charge	+1.16%	+2.18%	+2.84%	n/a
Including sales charge	+0.17%	+2.18%	+2.84%	n/a
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+2.18%	n/a	n/a	+4.82%
Including sales charge	+2.18%	n/a	n/a	+4.82%
Barclays 3–15 Year Blend Municipal
Bond Index*	+2.02%	+3.52%	+4.46%	+4.75%

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 10. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 2.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. This fee has been contractually limited to 0.15% of average daily net assets from Sept. 1, 2014, through Aug. 31, 2015.** Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

**The contractual waiver period is from

Dec.	27, 2013 through Dec. 29, 2015.

9

Performance summaries

Delaware Tax-Free Minnesota Intermediate Fund

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Bond ratings are determined by a nationally recognized statistical rating organization.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.69% of the Fund’s average daily net assets during the period from Sept. 1, 2014, through Aug. 31, 2015.*** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class

Total annual operating expenses	0.98%	1.73%	0.73%
(without fee waivers)
Net expenses	0.84%	1.69%	0.69%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

***The contractual waiver period is from Dec. 27, 2013 through Dec. 29, 2015.

10

Performance of a $10,000 investment1

Average annual total returns from Aug. 31, 2005, through Aug. 31, 2015

For period beginning Aug. 31, 2005, through Aug. 31, 2015	Starting value	Ending value
Barclays 3–15 Year Blend Municipal Bond Index	$10,000	$15,467
Delaware Tax-Free Minnesota Intermediate Fund — Class A shares	$9,725	$14,019

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2005 and includes the effect of a 2.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 10. Please note additional details on pages 9 through 11.

The graph also assumes $10,000 invested in the Barclays 3–15 Year Blend Municipal Bond Index as of Aug. 31, 2005. The Barclays 3–15 Year Blend Municipal Bond Index measures the total return performance of investment grade, U.S. tax-exempt bonds with maturities from 2 to 17 years.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DXCCX	928930106
Class C	DVSCX	928930205
Institutional Class	DMIIX	92910U109

11

Performance summaries
Delaware Minnesota High-Yield Municipal Bond Fund	August 31, 2015

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2015

	1 year	5 years	10 years	Lifetime
Class A (Est. June 4, 1996)
Excluding sales charge	+3.20%	+4.14%	+4.30%	n/a
Including sales charge	-1.42%	+3.19%	+3.82%	n/a
Class C (Est. June 7, 1996)
Excluding sales charge	+2.53%	+3.38%	+3.53%	n/a
Including sales charge	+1.53%	+3.38%	+3.53%	n/a
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+3.46%	n/a	n/a	+7.01%
Including sales charge	+3.46%	n/a	n/a	+7.01%
Barclays Municipal Bond Index*	+2.52%	+3.96%	+4.49%	+5.99%

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 13. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid

12

prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Bond ratings are determined by a nationally recognized statistical rating organization.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.64% of the Fund’s average daily net assets during the period from Sept. 1, 2014, through Aug. 31, 2015.** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses	0.99%	1.74%	0.74%
(without fee waivers)
Net expenses	0.89%	1.64%	0.64%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

**The contractual waiver period is from Dec. 27, 2013 through Dec. 29, 2015.

13

Performance summaries

Delaware Minnesota High-Yield Municipal Bond Fund

Performance of a $10,000 investment1

Average annual total returns from Aug. 31, 2005, through Aug. 31, 2015

For period beginning Aug. 31, 2005, through Aug. 31, 2015	Starting value	Ending value
Barclays Municipal Bond Index	$10,000	$15,513
Delaware Minnesota High-Yield Municipal Bond Fund — Class A shares	$9,550	$14,546

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2005, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 13. Please note additional details on pages 12 through 14.

The graph also assumes $10,000 invested in the Barclays Municipal Bond Index as of Aug. 31, 2005. The Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DVMHX	928928316
Class C	DVMMX	928928282
Institutional Class	DMHIX	928928175

14

Disclosure of Fund expenses

For the six-month period from March 1, 2015 to August 31, 2015 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from March 1, 2015 to Aug. 31, 2015.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

15

Disclosure of Fund expenses

For the six-month period from March 1, 2015 to August 31, 2015 (Unaudited)

Delaware Tax-Free Minnesota Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/15	Ending Account Value 8/31/15	Annualized Expense Ratio	Expenses Paid During Period 3/1/15 to 8/31/15*
Actual Fund return†
Class A	$1,000.00	$1,006.90	0.85%	$4.30
Class C	1,000.00	1,003.10	1.60%	8.08
Institutional Class	1,000.00	1,008.20	0.60%	3.04

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.92	0.85%	$4.33
Class C	1,000.00	1,017.14	1.60%	8.13
Institutional Class	1,000.00	1,022.18	0.60%	3.06
Delaware Tax-Free Minnesota Intermediate Fund Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/15	Ending Account Value 8/31/15	Annualized Expense Ratio	Expenses Paid During Period 3/1/15 to 8/31/15*
Actual Fund return†
Class A	$1,000.00	$1,004.40	0.85%	$4.29
Class C	1,000.00	999.30	1.70%	8.57
Institutional Class	1,000.00	1,004.30	0.70%	3.54

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.92	0.85%	$4.33
Class C	1,000.00	1,016.64	1.70%	8.64
Institutional Class	1,000.00	1,021.68	0.70%	3.57

16

Delaware Minnesota High-Yield Municipal Bond Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/15	Ending Account Value 8/31/15	Annualized Expense Ratio	Expenses Paid During Period 3/1/15 to 8/31/15*
Actual Fund return†
Class A	$1,000.00	$1,007.60	0.92%	$4.66
Class C	1,000.00	1,004.80	1.67%	8.44
Institutional Class	1,000.00	1,009.80	0.67%	3.39
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.57	0.92%	$4.69
Class C	1,000.00	1,016.79	1.67%	8.49
Institutional Class	1,000.00	1,021.83	0.67%	3.41

*	“Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from   fiscal year returns.

17

Security type / sector / territory allocations
Delaware Tax-Free Minnesota Fund	As of August 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	98.95%
Corporate-Backed Revenue Bonds	3.81%
Education Revenue Bonds	10.37%
Electric Revenue Bonds	5.04%
Healthcare Revenue Bonds	33.51%
Housing Revenue Bonds	4.99%
Lease Revenue Bonds	2.34%
Local General Obligation Bonds	5.12%
Pre-Refunded/Escrowed to Maturity Bonds	18.92%
Special Tax Revenue Bonds	3.33%
State General Obligation Bonds	5.54%
Transportation Revenue Bonds	3.59%
Water & Sewer Revenue Bonds	2.39%
Short-Term Investments	0.50%
Total Value of Securities	99.45%
Receivables and Other Assets Net of Liabilities	0.55%
Total Net Assets	100.00%

 * As of the date of this report, Delaware Tax-Free Minnesota Fund held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	(as a percentage of net assets)
Minnesota	99.04%
U.S. Virgin Islands	0.41%
Total	99.45%

18

Security type / sector allocations
Delaware Tax-Free Minnesota Intermediate Fund	As of August 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds	99.68%
Corporate-Backed Revenue Bonds	3.40%
Education Revenue Bonds	15.51%
Electric Revenue Bonds	8.15%
Healthcare Revenue Bonds	33.49%
Housing Revenue Bonds	0.56%
Lease Revenue Bonds	5.47%
Local General Obligation Bonds	9.33%
Pre-Refunded/Escrowed to Maturity Bonds	9.85%
Special Tax Revenue Bonds	3.23%
State General Obligation Bonds	4.12%
Transportation Revenue Bonds	5.17%
Water & Sewer Revenue Bond	1.40%
Short-Term Investments	0.80%
Total Value of Securities	100.48%
Liabilities Net of Receivables and Other Assets	(0.48%)
Total Net Assets	100.00%

19

Security type / sector allocations
Delaware Minnesota High-Yield Municipal Bond Fund	As of August 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds	99.66%
Corporate-Backed Revenue Bonds	3.78%
Education Revenue Bonds	16.00%
Electric Revenue Bonds	6.62%
Healthcare Revenue Bonds	37.02%
Housing Revenue Bonds	4.65%
Lease Revenue Bonds	2.23%
Local General Obligation Bonds	8.26%
Pre-Refunded Bonds	10.84%
Special Tax Revenue Bonds	6.14%
State General Obligation Bonds	2.02%
Transportation Revenue Bonds	2.10%
Short-Term Investments	1.23%
Total Value of Securities	100.89%
Liabilities Net of Receivables and Other Assets	(0.89%)
Total Net Assets	100.00%

20

Schedules of investments
Delaware Tax-Free Minnesota Fund	August 31, 2015

	Principal amount°	Value (U.S. $)

Municipal Bonds – 98.95%

Corporate-Backed Revenue Bonds – 3.81%
Cloquet Pollution Control Revenue
(Potlatch Project) 5.90% 10/1/26	7,000,000	$7,006,720
Laurentian Energy Authority I Cogeneration Revenue
Series A 5.00% 12/1/21	8,000,000	7,948,560
St. Paul Port Authority Solid Waste Disposal Revenue
(Gerdau St. Paul Steel Mill Project) Series 7 4.50% 10/1/37 (AMT)	6,530,000	6,262,205

		21,217,485

Education Revenue Bonds – 10.37%
Brooklyn Park Charter School Lease
(Prairie Seeds Academy Project)
Series A 5.00% 3/1/34	2,260,000	2,266,780
Series A 5.00% 3/1/39	385,000	378,728
Cologne Charter School Lease Revenue
(Cologne Academy Project)
Series A 5.00% 7/1/34	250,000	261,303
Series A 5.00% 7/1/45	1,390,000	1,429,240
Duluth Housing & Redevelopment Authority Revenue
(Public School Academy) Series A 5.875% 11/1/40	3,500,000	3,713,395
Forest Lake Charter School Revenue Fund
(Forest Lake International Language Academy)
Series A 5.50% 8/1/36	580,000	632,043
Series A 5.75% 8/1/44	1,190,000	1,297,933
Hugo Charter School Lease Revenue
(Noble Academy Project)
Series A 5.00% 7/1/34	580,000	614,951
Series A 5.00% 7/1/44	1,770,000	1,852,677
Minneapolis Student Housing Revenue
(Riverton Community Housing Project)
5.25% 8/1/39	470,000	476,326
5.50% 8/1/49	2,260,000	2,305,403
Minnesota Colleges & Universities Revenue Fund
Series A 5.00% 10/1/28	8,900,000	9,848,295
Minnesota Higher Education Facilities Authority Revenue
(Bethel University) Series 6-R 5.50% 5/1/37	2,500,000	2,560,950
(Carleton College)
Series 6-T 5.00% 1/1/28	1,000,000	1,082,580
Series 7-D 5.00% 3/1/30	1,500,000	1,663,395
(St. Catherine University)
Series 7-Q 5.00% 10/1/21	1,300,000	1,471,158
Series 7-Q 5.00% 10/1/23	350,000	395,675
Series 7-Q 5.00% 10/1/24	475,000	533,192

21

Schedules of investments

Delaware Tax-Free Minnesota Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Minnesota Higher Education Facilities Authority Revenue
(St. Catherine University) Series 7-Q 5.00% 10/1/27	200,000	$218,770
(St. Olaf College)
Series 8-G 5.00% 12/1/31	670,000	774,017
Series 8-G 5.00% 12/1/32	670,000	770,855
(St. Scholastica College) Series 7-J 6.30% 12/1/40	1,800,000	1,992,816
(University of St. Thomas)
Series 6-X 5.25% 4/1/39	5,000,000	5,281,550
Series 7-A 5.00% 10/1/39	2,000,000	2,222,900
Series 7-U 5.00% 4/1/23	550,000	647,669
Otsego Charter School Lease Revenue
(Kaleidoscope Charter School)
Series A 5.00% 9/1/34	765,000	786,779
Series A 5.00% 9/1/44	1,500,000	1,518,435
Rice County Educational Facilities Revenue
(Shattuck-St. Mary’s School) Series A 144A
5.00% 8/1/22 #	2,855,000	2,952,641
St. Paul Housing & Redevelopment Authority Charter School Lease Revenue
(Academia Cesar Chavez School Project) Series A 5.25% 7/1/50	2,000,000	1,867,080
(Twin Cities Academy Project) Series A 5.30% 7/1/45	1,440,000	1,442,290
University of Minnesota
Series A 5.25% 12/1/28	1,000,000	1,171,690
Series A 5.25% 12/1/29	1,850,000	2,155,601
Series D 5.00% 12/1/27	1,000,000	1,157,250

		57,744,367

Electric Revenue Bonds – 5.04%
Chaska Electric Revenue
(Generating Facilities) Series A 5.00% 10/1/30	3,000,000	3,010,140
Hutchinson Utilities Commission Revenue
Series A 4.00% 12/1/21	700,000	770,455
Minnesota Municipal Power Agency Electric Revenue
5.00% 10/1/29	395,000	457,055
5.00% 10/1/30	500,000	575,120
5.00% 10/1/33	1,205,000	1,371,712
Series A 5.00% 10/1/30	1,060,000	1,219,254
Series A 5.00% 10/1/34	750,000	850,605
Series A 5.00% 10/1/35	415,000	470,319
Unrefunded Balance 5.00% 10/1/35	1,290,000	1,294,360

22

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Electric Revenue Bonds (continued)
Northern Municipal Power Agency Electric System Revenue
Series A 5.00% 1/1/25	125,000	$145,634
Series A 5.00% 1/1/26	425,000	490,539
Series A 5.00% 1/1/31	520,000	582,171
Rochester Electric Utility Revenue
Series B 5.00% 12/1/27	295,000	345,681
Series B 5.00% 12/1/28	275,000	320,491
Series B 5.00% 12/1/31	1,365,000	1,572,848
Series B 5.00% 12/1/33	300,000	343,314
Southern Minnesota Municipal Power Agency Revenue
Capital Appreciation Series A
6.70% 1/1/25 (NATL-RE)^	5,000,000	3,802,500
Western Minnesota Municipal Power Agency Revenue
Series A 5.00% 1/1/33	1,000,000	1,142,500
Series A 5.00% 1/1/34	4,000,000	4,554,200
Series A 5.00% 1/1/40	1,250,000	1,404,637
Series A 5.00% 1/1/46	3,000,000	3,350,250

		28,073,785

Healthcare Revenue Bonds – 33.51%
Aitkin Health Care Facilities Revenue
(Riverwood Health Care Center) 5.60% 2/1/32	2,100,000	2,111,529
Alexandria Senior Housing Revenue
(Knute Nelson Senior Living)
6.00% 7/1/35	1,500,000	1,566,645
6.20% 7/1/45	2,000,000	2,099,860
Anoka Health Care Facilities Revenue
(Homestead Anoka Project)
Series A 7.00% 11/1/40	1,000,000	1,072,500
Series A 7.00% 11/1/46	1,220,000	1,306,083
Anoka Healthcare & Housing Facilities Revenue
(Homestead Anoka Project)
5.125% 11/1/49	1,100,000	1,109,768
5.375% 11/1/34	320,000	333,072
Anoka Housing Facilities Revenue
(Senior Homestead Anoka Project) Series B 6.875% 11/1/34	2,015,000	2,165,460
Apple Valley Economic Development Authority Health Care Revenue
(Augustana Home St. Paul Project) Series A 6.00% 1/1/40	2,700,000	2,708,856

23

Schedules of investments

Delaware Tax-Free Minnesota Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Breckenridge Catholic Health Initiatives
Series A 5.00% 5/1/30	2,500,000	$2,508,975
Center City Health Care Facilities Revenue
(Hazelden Betty Ford Foundation Project)
5.00% 11/1/26	500,000	582,575
5.00% 11/1/44	500,000	547,470
Deephaven Housing & Healthcare Revenue
(St. Therese Senior Living Project)
Series A 5.00% 4/1/38	730,000	737,775
Series A 5.00% 4/1/40	705,000	711,613
Series A 5.00% 4/1/48	315,000	315,860
Duluth Economic Development Authority
(St. Luke’s Hospital Authority Obligation Group)
5.75% 6/15/32	1,850,000	2,037,812
6.00% 6/15/39	3,570,000	3,950,348
Fergus Falls Health Care Facilities Revenue
(Lake Region Health Care)
5.15% 8/1/35	1,250,000	1,276,463
5.40% 8/1/40	1,000,000	1,026,850
Glencoe Health Care Facilities Revenue
(Glencoe Regional Health Services Project)
4.00% 4/1/24	500,000	520,700
4.00% 4/1/25	660,000	686,638
4.00% 4/1/31	60,000	61,059
Hayward Health Care Facilities Revenue
(American Baptist Homes Midwest Obligated Group)
5.375% 8/1/34	660,000	681,556
5.75% 2/1/44	500,000	517,775
(St. John’s Lutheran Home of Albert Lea) 5.375% 10/1/44	1,570,000	1,576,359
Maple Grove Health Care Facilities Revenue
(North Memorial Health Care)
5.00% 9/1/31	1,000,000	1,112,700
5.00% 9/1/32	1,000,000	1,110,930
Maple Grove Health Care System Revenue
(Maple Grove Hospital)
5.25% 5/1/28	4,500,000	4,721,760
5.25% 5/1/37	2,950,000	3,079,063
Minneapolis Health Care System Revenue
(Fairview Health Services)
Series A 5.00% 11/15/33	500,000	562,730

24

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Minneapolis Health Care System Revenue
(Fairview Health Services)
Series A 5.00% 11/15/34	500,000	$559,545
Series A 5.00% 11/15/44	1,000,000	1,101,120
Series A 6.625% 11/15/28	3,000,000	3,498,120
Series B 6.50% 11/15/38 (ASSURED GTY)	1,140,000	1,300,626
Series D 5.00% 11/15/30 (AMBAC)	2,500,000	2,512,550
Series D 5.00% 11/15/34 (AMBAC)	4,750,000	4,772,135
(Jones-Harrison Residence Project) 5.60% 10/1/30	1,050,000	1,052,058
Minneapolis National Marrow Donor Program Revenue
4.875% 8/1/25	6,430,000	6,630,487
Minneapolis Senior Housing & Healthcare Revenue
(Ecumen Mill City Quarter)
5.00% 11/1/35	500,000	500,595
5.25% 11/1/45	1,950,000	1,963,923
5.375% 11/1/50	455,000	455,814
Minneapolis – St. Paul Housing & Redevelopment Authority Health Care Revenue
(Children’s Hospital) Series A 5.25% 8/15/35	2,085,000	2,334,137
Minnesota Agricultural & Economic Development Board Revenue
(Benedictine Health Systems) 5.75% 2/1/29	1,895,000	1,896,971
(Essentia Remarketing)
Series C-1 5.00% 2/15/30 (ASSURED GTY)	5,725,000	6,307,061
Series C-1 5.25% 2/15/23 (ASSURED GTY)	5,000,000	5,698,850
Series C-1 5.50% 2/15/25 (ASSURED GTY)	5,120,000	5,821,338
(Health Care System) Unrefunded Balance
Series A 5.75% 11/15/26 (NATL-RE)	180,000	180,084
Series A 6.375% 11/15/29	15,000	15,067
Northfield Hospital & Skilled Nursing Revenue
5.375% 11/1/26	3,785,000	3,940,866
Red Wing Senior Housing
(Deer Crest Project)
Series A 5.00% 11/1/27	430,000	456,269
Series A 5.00% 11/1/32	330,000	346,044
Series A 5.00% 11/1/42	1,250,000	1,298,937
Rochester Health Care & Housing Revenue
(Samaritan Bethany) Series A 7.375% 12/1/41	5,220,000	5,812,313
(The Homestead at Rochester Project) Series A 6.875% 12/1/48	2,980,000	3,345,139

25

Schedules of investments

Delaware Tax-Free Minnesota Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Rochester Health Care Facilities Revenue
(Mayo Clinic)
4.00% 11/15/41	4,515,000	$4,637,808
Series D Remarketing 5.00% 11/15/38	6,405,000	7,193,135
(Olmsted Medical Center Project)
5.00% 7/1/24	295,000	344,082
5.00% 7/1/33	650,000	720,259
5.875% 7/1/30	1,850,000	2,138,008
Sartell Health Care Facilities Revenue
(Country Manor Campus Project)
Series A 5.25% 9/1/27	1,280,000	1,357,594
Series A 5.30% 9/1/37	1,200,000	1,251,456
Series A 6.375% 9/1/42	2,435,000	2,487,523
Sauk Rapids Health Care Housing Facilities Revenue
(Good Shepherd Lutheran Home) 5.125% 1/1/39	1,350,000	1,362,299
Shakopee Health Care Facilities Revenue
(St. Francis Regional Medical Center)
4.00% 9/1/31	915,000	941,855
5.00% 9/1/24	575,000	680,121
5.00% 9/1/25	750,000	880,350
5.00% 9/1/26	575,000	669,139
5.00% 9/1/27	405,000	468,646
5.00% 9/1/28	425,000	486,497
5.00% 9/1/29	425,000	484,237
5.00% 9/1/34	730,000	810,643
Sherburne County Health Care Facilities Revenue
(Guardian Angels Health Services) 5.55% 10/1/36	1,500,000	1,501,410
St. Cloud Health Care Revenue
(Centracare Health System Project)
5.375% 5/1/31 (ASSURED GTY)	1,000,000	1,094,950
5.50% 5/1/39 (ASSURED GTY)	6,000,000	6,551,820
Series A 5.125% 5/1/30	9,350,000	10,315,949
St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue
(Allina Health System)
Series A 5.00% 11/15/18 (NATL-RE)	4,720,000	5,155,420
Series A-1 5.25% 11/15/29	5,605,000	6,307,755
(Health Partners Obligation Group Project) 5.00% 7/1/33	1,260,000	1,419,957

26

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
St. Paul Housing & Redevelopment Authority Hospital Facility
(Healtheast Care System Project)
Series A 5.00% 11/15/29	910,000	$989,962
Series A 5.00% 11/15/30	670,000	726,528
St. Paul Housing & Redevelopment Authority Housing & Health Care Facilities Revenue
(Senior Carondelet Village Project) Series A 6.00% 8/1/42	3,075,000	3,205,749
(Senior Episcopal Homes Project) 5.125% 5/1/48	3,100,000	3,184,134
St. Paul Housing & Redevelopment Authority Multifamily Housing Revenue
(Marian Center Project)
Series A 5.30% 11/1/30	500,000	500,615
Series A 5.375% 5/1/43	500,000	500,430
Washington County Housing & Redevelopment Authority Healthcare & Housing Revenue
(Birchwood & Woodbury Projects) Series A 5.625% 6/1/37	1,500,000	1,574,955
Wayzata Senior Housing Revenue
(Folkestone Senior Living Community)
Series A 5.50% 11/1/32	1,050,000	1,137,077
Series A 5.75% 11/1/39	2,365,000	2,547,720
Series A 6.00% 5/1/47	3,685,000	3,994,466
Winona Health Care Facilities Revenue
(Winona Health Obligation)
4.50% 7/1/25	850,000	895,390
4.65% 7/1/26	540,000	570,159
Woodbury Housing & Redevelopment Authority Revenue
(St. Therese of Woodbury)
5.00% 12/1/34	500,000	505,870
5.125% 12/1/44	1,605,000	1,621,660
5.25% 12/1/49	750,000	763,980

		186,580,441

Housing Revenue Bonds – 4.99%
Minneapolis Multifamily Housing Revenue
(Seward Towers Project) 5.00% 5/20/36 (GNMA)	7,625,000	7,650,010
Minnesota Housing Finance Agency
(Residential Housing)
Series D 4.80% 7/1/38 (AMT)●	1,840,000	1,849,366
Series I 4.85% 7/1/38 (AMT)	1,420,000	1,426,546
Series I 5.15% 7/1/38 (AMT)	3,975,000	3,987,402

27

Schedules of investments

Delaware Tax-Free Minnesota Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Housing Revenue Bonds (continued)
Minnesota Housing Finance Agency
(Residential Housing)
Series L 5.10% 7/1/38 (AMT)	7,140,000	$7,328,567
Series M 4.875% 7/1/37 (AMT)	2,070,000	2,075,775
Minnesota Housing Finance Agency Homeownership Finance (Non-Agency Mortgage-Backed Securities Program)
Series D 4.70% 1/1/31 (GNMA) (FNMA) (FHLMC)	2,025,000	2,159,825
Northwest Multi-County Housing & Redevelopment Authority
(Pooled Housing Program) 5.50% 7/1/45	1,330,000	1,305,980

		27,783,471

Lease Revenue Bonds – 2.34%
Minnesota General Fund Revenue Appropriations
Series A 5.00% 6/1/38	1,250,000	1,411,525
Series A 5.00% 6/1/43	3,835,000	4,274,644
Series B 5.00% 3/1/28	2,500,000	2,888,800
University of Minnesota Special Purpose Revenue
(State Supported Biomed Science Research) 5.00% 8/1/35	3,960,000	4,471,830

		13,046,799

Local General Obligation Bonds – 5.12%
Anoka County Capital Improvement
Series A 5.00% 2/1/22	500,000	558,900
Brainerd Independent School District No. 181
(School Building) Series A 4.00% 2/1/23	5,990,000	6,488,368
Farmington Independent School District No 192
Series A 5.00% 2/1/25	3,775,000	4,519,657
New Brighton Tax Increment
Series A 5.00% 2/1/27 (NATL-RE)	1,000,000	1,058,130
Sartell - St. Stephen Independent School District No. 748 Capital Appreciation
Series B 6.10% 2/1/16 (NATL-RE)^	1,750,000	1,746,325
South Washington County Independent School District No. 833
(School Building)
Series A 4.75% 2/1/25	2,500,000	2,712,725
Series A 4.75% 2/1/26	3,600,000	3,897,324
Series A 4.75% 2/1/27	2,300,000	2,480,228
St. Paul Independent School District No. 625
(School Building) Series B 5.00% 2/1/23	1,660,000	2,001,728

28

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Local General Obligation Bonds (continued)
Staples United Hospital District Health Care Facilities
(Todd Morrison ETC Hospital-Lakewood)
5.00% 12/1/21	2,000,000	$2,007,580
5.125% 12/1/24	1,000,000	1,003,620

		28,474,585

Pre-Refunded / Escrowed to Maturity Bonds – 18.92%
Dakota-Washington Counties Housing & Redevelopment Authority Single Family Residential Mortgage Revenue
(City of Anoka) 8.45% 9/1/19 (GNMA) (AMT)	9,000,000	11,247,660
(City of Bloomington)
8.15% 9/1/16 (NATL-RE) (IBC) (GNMA) (AMT)	405,000	435,841
Series B 8.375% 9/1/21 (GNMA) (AMT)	14,115,000	19,012,199
Metropolitan Council Waste Water Treatment
Series C 5.00% 3/1/28-16§	5,000,000	5,117,400
Minneapolis Health Care System Revenue
(Fairview Health Services) Series A 6.375% 11/15/23-18§	180,000	208,480
Minnesota
Series A 5.00% 10/1/24-21§	70,000	83,530
Series A 5.00% 10/1/27-21§	80,000	95,463
(Various Purposes) Series A 4.00% 8/1/27-22§	45,000	50,978
Southern Minnesota Municipal Power Agency Revenue
Series A 5.75% 1/1/18-17§	2,170,000	2,230,500
Series A 5.75% 1/1/18-17 (AMBAC) (TCRS)§	365,000	375,176
Series A 5.75% 1/1/18-17 (NATL-RE) (IBC)§	575,000	591,031
St. Louis Park Health Care Facilities Revenue
(Park Nicollet Health Services)
5.75% 7/1/39-19§	17,550,000	20,572,285
Series C 5.50% 7/1/23-18§	3,000,000	3,388,320
Series C 5.625% 7/1/26-18§	1,925,000	2,180,890
Series C 5.75% 7/1/30-18§	5,035,000	5,721,875
St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue
(Health Partners Obligation Group Project) 5.25% 5/15/36-16§	7,900,000	8,358,832
St. Paul Housing & Redevelopment Authority Hospital Revenue
(Health East Project) 6.00% 11/15/35-15§	10,340,000	10,457,876
University of Minnesota
Series A 5.50% 7/1/21	12,500,000	14,753,750

29

Schedules of investments

Delaware Tax-Free Minnesota Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Pre-Refunded / Escrowed to Maturity Bonds (continued)
Western Minnesota Municipal Power Agency Revenue
Series A 9.75% 1/1/16 (NATL-RE)	445,000	$459,231

		105,341,317

Special Tax Revenue Bonds – 3.33%
Hennepin County Sales Tax Revenue
(Second Lien-Ballpark Project)
Series B 5.00% 12/15/19	2,100,000	2,300,235
Series B 5.00% 12/15/20	1,000,000	1,095,240
Series B 5.00% 12/15/24	1,150,000	1,258,054
Minneapolis Development Revenue
(Limited Tax Supported Common Bond Fund) Series 2-A 6.00% 12/1/40	3,000,000	3,540,270
Minnesota 911 Revenue
(Public Safety Radio Communication System Project)
5.00% 6/1/24	2,925,000	3,321,718
5.00% 6/1/25	2,000,000	2,268,120
St. Paul Sales Tax Revenue
Series G 5.00% 11/1/30	655,000	749,117
Series G 5.00% 11/1/31	1,500,000	1,707,855
Virgin Islands Public Finance Authority
(Matching Fund Senior Lien) 5.00% 10/1/29 (AGM)	2,000,000	2,282,360

		18,522,969

State General Obligation Bonds – 5.54%
Minnesota
Series A Unrefunded 5.00% 10/1/24	4,555,000	5,376,130
Series A Unrefunded 5.00% 10/1/27	5,200,000	6,107,972
(State Trunk Highway) Series B 5.00% 10/1/29	5,000,000	5,856,650
(Various Purposes)
Series A 5.00% 8/1/30	4,200,000	4,997,538
Series A 5.00% 8/1/32	2,755,000	3,249,330
Series A Unrefunded 4.00% 8/1/27	955,000	1,041,341
Series F 5.00% 10/1/22	3,500,000	4,216,485

		30,845,446

Transportation Revenue Bonds – 3.59%
Minneapolis-St. Paul Metropolitan Airports Commission Revenue
Senior Series A 5.00% 1/1/28	1,250,000	1,414,325
Subordinate
Series A 5.00% 1/1/35	1,000,000	1,120,610
Series B 5.00% 1/1/26	575,000	661,244
Series B 5.00% 1/1/27	1,160,000	1,324,476

30

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Transportation Revenue Bonds (continued)
Minneapolis-St. Paul Metropolitan Airports Commission Revenue
Subordinate
Series B 5.00% 1/1/28	2,750,000	$3,117,565
Series B 5.00% 1/1/29	120,000	135,220
Series B 5.00% 1/1/30	1,675,000	1,881,243
Series B 5.00% 1/1/31	1,750,000	1,962,240
St. Paul Housing & Redevelopment Authority Parking Revenue
(Parking Facilities Project)
Series A 5.00% 8/1/30	1,870,000	2,071,025
Series A 5.00% 8/1/35	1,145,000	1,171,816
(Smith Avenue Project) Series B 5.00% 8/1/35	1,500,000	1,661,250
St. Paul Port Authority Revenue
(Amherst H. Wilder Foundation) Series 3 5.00% 12/1/36	3,200,000	3,484,256

		20,005,270

Water & Sewer Revenue Bonds – 2.39%
Metropolitan Council Waste Water Treatment Revenue
Series B 4.00% 9/1/27	2,400,000	2,628,240
Series B 5.00% 9/1/22	2,125,000	2,557,416
Series B 5.00% 9/1/25	2,000,000	2,385,780
Series E 5.00% 9/1/22	2,745,000	3,303,580
Series E 5.00% 9/1/23	2,000,000	2,395,880

		13,270,896

Total Municipal Bonds (cost $516,487,514)		550,906,831

	Number of shares

Short-Term Investments – 0.50%

Money Market Mutual Fund – 0.03%
Federated Minnesota Municipal Cash Trust	195,527	195,527

		195,527

	Principal amount°
Variable Rate Demand Note – 0.47%¤
Minneapolis-St. Paul Housing & Redevelopment Authority
Health Care Revenue (Allina Health System) Series B-2
0.01% 11/15/35 (LOC – JPMorgan Chase Bank N.A.)	2,600,000	2,600,000

		2,600,000

Total Short-Term Investments (cost $2,795,527)		2,795,527

Total Value of Securities – 99.45%
(cost $519,283,041)		$553,702,358

31

Schedules of investments

Delaware Tax-Free Minnesota Fund

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2015, the aggregate value of Rule 144A securities was $2,952,641, which represents 0.53% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. The rate shown is the rate as of Aug. 31, 2015.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

•	Variable rate security. The rate shown is the rate as of Aug. 31, 2015. Interest rates reset periodically.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMBAC – Insured by AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

ASSURED GTY – Insured by Assured Guaranty Corporation

FHLMC – Federal Home Loan Mortgage Corporation collateral

FNMA – Federal National Mortgage Association collateral

GNMA – Government National Mortgage Association collateral

IBC – Insured Bond Certificate

LOC – Letter of Credit

N.A. – North America

NATL-RE – Insured by National Public Finance Guarantee Corporation

TCRS – Temporary Custodial Receipts

See accompanying notes, which are an integral part of the financial statements.

32

Schedules of investments
Delaware Tax-Free Minnesota Intermediate Fund	August 31, 2015

	Principal amount°	Value (U.S. $)

Municipal Bonds – 99.68%

Corporate-Backed Revenue Bonds – 3.40%
Cloquet Pollution Control Revenue
(Potlatch Project) 5.90% 10/1/26	1,695,000	$1,696,627
Laurentian Energy Authority Cogeneration Revenue
Series A 5.00% 12/1/21	750,000	745,177
St. Paul Port Authority Solid Waste Disposal Revenue
(Gerdau St. Paul Steel Mill Project) Series 7 4.50% 10/1/37 (AMT)	1,025,000	982,965

		3,424,769

Education Revenue Bonds – 15.51%
Brooklyn Park Charter School Lease
(Prairie Seeds Academy Project) Series A 5.00% 3/1/34	485,000	486,455
Cologne Charter School Lease Revenue
(Cologne Academy Project) Series A 5.00% 7/1/29	305,000	323,843
Forest Lake Charter School Revenue Fund
(Forest Lake International Language Academy) Series A 5.50% 8/1/36	420,000	457,687
Hugo Charter School Lease Revenue
(Noble Academy Project) Series A 5.00% 7/1/29	530,000	571,276
Minneapolis Student Housing Revenue
(Riverton Community Housing Project) 5.25% 8/1/39	525,000	532,067
Minnesota Colleges & Universities Revenue Fund
Series A 5.00% 10/1/28	1,000,000	1,106,550
Minnesota Higher Education Facilities Authority Revenue
(Carleton College) Series 6-T 4.75% 1/1/23	1,000,000	1,083,600
(Hamline University) Series 7-E 5.00% 10/1/29	250,000	268,885
(Macalester College) Series 6-P 4.25% 3/1/27	750,000	766,793
(St. Catherine University) Series 7-Q 5.00% 10/1/22	425,000	484,249
(St. Johns University)
Series 6-U 4.40% 10/1/21	325,000	353,749
Series 6-U 4.50% 10/1/23	265,000	289,004
(St. Olaf College)
Series 8-G 5.00% 12/1/31	125,000	144,406
Series 8-G 5.00% 12/1/32	125,000	143,816
(St. Scholastica College) Series H 5.125% 12/1/30	1,000,000	1,071,360
(University of St. Thomas)
Series 6-X 5.00% 4/1/24	1,000,000	1,064,910
Series 7-U 4.00% 4/1/26	1,400,000	1,517,054
Otsego Charter School Lease Revenue
(Kaleidoscope Charter School) Series A 4.15% 9/1/24	600,000	610,974
Rice County Educational Facilities Revenue
(Shattuck-St. Mary’s School) Series A 144A 5.00% 8/1/22 #	525,000	542,955

33

Schedules of investments

Delaware Tax-Free Minnesota Intermediate Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
St. Paul Housing & Redevelopment Authority Charter School Lease Revenue
(Academia Cesar Chavez School Project) Series A 5.25% 7/1/50	370,000	$345,410
(Twin Cities Academy Project) Series A 5.30% 7/1/45	260,000	260,413
University of Minnesota
Series A 5.00% 12/1/23	1,000,000	1,168,550
Series A 5.25% 12/1/28	750,000	878,767
Series D 5.00% 12/1/26	1,000,000	1,162,370

		15,635,143

Electric Revenue Bonds – 8.15%
Central Minnesota Municipal Power Agency
(Brookings Twin Cities Transmission Project)
Series E 5.00% 1/1/21	1,095,000	1,254,399
Series E 5.00% 1/1/23	1,000,000	1,141,160
Chaska Electric Revenue
(Generating Facilities) Series A 5.25% 10/1/25	1,100,000	1,104,620
Minnesota Municipal Power Agency Electric Revenue
Series A 5.00% 10/1/29	500,000	578,550
Series A 5.00% 10/1/30	240,000	276,058
Northern Municipal Power Agency Electric System Revenue
Series A 5.00% 1/1/17 (ASSURED GTY)	1,000,000	1,059,030
Series A 5.00% 1/1/25	200,000	233,014
Western Minnesota Municipal Power Agency Revenue
Series A 5.00% 1/1/33	2,250,000	2,570,625

		8,217,456

Healthcare Revenue Bonds – 33.49%
Anoka Healthcare & Housing Facilities Revenue
(Homestead Anoka Project) 5.375% 11/1/34	270,000	281,029
Anoka Housing Facilities Revenue
(Senior Homestead Anoka Project) Series B 6.875% 11/1/34	750,000	806,003
Center City Health Care Facilities Revenue
(Hazelden Betty Ford Foundation Project)
5.00% 11/1/24	1,175,000	1,391,870
5.00% 11/1/25	250,000	293,887
Deephaven Housing & Healthcare Revenue
(St. Therese Senior Living Project)
Series A 5.00% 4/1/38	135,000	136,438
Series A 5.00% 4/1/40	125,000	126,173

34

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Duluth Economic Development Authority
(St. Luke’s Hospital Authority Obligation Group) 5.75% 6/15/32	750,000	$826,140
Fergus Falls Health Care Facilities Revenue
(Lake Region Health Care) 4.75% 8/1/25	500,000	510,925
Glencoe Health Care Facilities Revenue
(Glencoe Regional Health Services Project) 4.00% 4/1/26	270,000	278,918
Hayward Health Care Facilities Revenue
(American Baptist Homes Midwest Obligated Group) 4.25% 8/1/24	770,000	787,487
(St. John’s Lutheran Home of Albert Lea) 5.375% 10/1/44	300,000	301,215
Maple Grove Health Care Facilities Revenue
(North Memorial Health Care) 5.00% 9/1/31	320,000	356,064
Minneapolis Health Care System Revenue
(Fairview Health Services)
Series A 5.00% 11/15/33	500,000	562,730
Series A 5.00% 11/15/34	500,000	559,545
Series A 6.625% 11/15/28	1,500,000	1,749,060
Series B 6.50% 11/15/38 (ASSURED GTY)	1,730,000	1,973,757
Minneapolis National Marrow Donor Program Revenue 5.00% 8/1/17	1,205,000	1,270,709
Minneapolis Senior Housing & Healthcare Revenue
(Ecumen Mill City Quarter) 5.00% 11/1/35	530,000	530,631
Minneapolis-St. Paul Housing & Redevelopment Authority Health Care Revenue
(Children’s Hospital) Series A 5.25% 8/15/25	1,000,000	1,139,610
Minnesota Agricultural & Economic Development Board Revenue
(Essentia Remarketing) Series C-1 5.50% 2/15/25 (ASSURED GTY)	2,500,000	2,842,450
Moorhead Economic Development Authority Multifamily Housing Revenue
(Eventide Lutheran Home Project) 4.70% 6/1/18	475,000	475,679
Rochester Health Care & Housing Revenue
(Samaritan Bethany) Series A 6.875% 12/1/29	950,000	1,051,593
Rochester Health Care Facilities Revenue
(Mayo Clinic)
Series A 4.00% 11/15/30 ●	500,000	545,790
Series C 4.50% 11/15/38 ●	1,000,000	1,150,170
(Olmsted Medical Center Project) 5.125% 7/1/20	1,000,000	1,123,870

35

Schedules of investments

Delaware Tax-Free Minnesota Intermediate Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Sartell Health Care Facilities Revenue
(Country Manor Campus Project)
Series A 5.00% 9/1/21	1,050,000	$1,136,940
Series A 6.125% 9/1/30	845,000	862,973
Sauk Rapids Health Care Housing Facilities Revenue
(Good Shepherd Lutheran Home) 5.125% 1/1/39	575,000	580,238
St. Cloud Health Care Revenue
(Centracare Health System Project)
Series A 5.00% 5/1/16	500,000	515,095
Series A 5.125% 5/1/30	3,320,000	3,662,989
St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue
(Allina Health System) Series A-2 5.25% 11/15/28	2,000,000	2,245,240
(Gillette Children’s Specialty Project) 5.00% 2/1/27	1,000,000	1,082,730
(Health Partners Obligation Group Project) 5.00% 7/1/33	200,000	225,390
St. Paul Housing & Redevelopment Authority Hospital Facility
(Healtheast Care System Project)
Series A 5.00% 11/15/29	165,000	179,498
Series A 5.00% 11/15/30	120,000	130,124
St. Paul Housing & Redevelopment Authority Housing & Health Care Facilities Revenue
(Senior Carondelet Village Project) Series A 6.25% 8/1/30	1,000,000	1,047,100
(Senior Episcopal Homes Project) 5.00% 5/1/33	500,000	516,030
Woodbury Housing & Redevelopment Authority Revenue
(St. Therese of Woodbury) 5.00% 12/1/34	500,000	505,870

		33,761,960

Housing Revenue Bonds – 0.56%
Minnesota Housing Finance Agency
(Residential Housing) Series I 5.10% 7/1/20 (AMT)	330,000	330,680
Northwest Multi-County Housing & Redevelopment Authority
(Pooled Housing Program) 5.50% 7/1/45	235,000	230,756

		561,436

Lease Revenue Bonds – 5.47%
Minnesota General Fund Revenue Appropriations
Series A 5.00% 6/1/38	1,100,000	1,242,142
Series A 5.00% 6/1/43	715,000	796,968
Series B 5.00% 3/1/21	250,000	293,803
Series B 5.00% 3/1/27	1,000,000	1,167,640

36

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Lease Revenue Bonds (continued)
St. Paul Housing & Redevelopment Authority
(Minnesota Public Radio) 5.00% 12/1/25	1,000,000	$1,132,460
Virginia Housing & Redevelopment Authority Health Care Facility Lease Revenue
5.25% 10/1/25	880,000	881,531

		5,514,544

Local General Obligation Bonds – 9.33%
Anoka County Capital Improvement
Series C 5.00% 2/1/27	500,000	543,760
Anoka-Hennepin Independent School District No. 11
(School Building) Series A 5.00% 2/1/17	1,000,000	1,063,460
Hennepin County
Series B 4.00% 12/1/20	500,000	565,455
Mankato Independent School District No. 77
(School Building) 4.125% 2/1/22	1,000,000	1,073,710
Metropolitan Council Waste Water Treatment
Series C 5.00% 3/1/16	560,000	573,597
Minneapolis Various Purposes
4.00% 12/1/23	1,500,000	1,565,715
Robbinsdale Independent School District No. 281
(School Building) Series A 5.00% 2/1/20	1,850,000	2,125,039
South Washington County Independent School District No. 833 (School Building)
Series A 4.00% 2/1/22	750,000	787,260
White Bear Lake Independent School District No. 624
(Alternative Facilities) Series B 4.75% 2/1/22	1,000,000	1,102,140

		9,400,136

Pre-Refunded / Escrowed to Maturity Bonds – 9.85%
Duluth Independent School District No. 709
Series A 4.25% 2/1/20-18 (AGM)§	1,710,000	1,849,895
Metropolitan Council Waste Water Treatment
Series C 5.00% 3/1/28-16§	1,000,000	1,023,480
St. Louis Park Health Care Facilities Revenue
(Park Nicollet Health Services)
5.50% 7/1/29-19§	1,000,000	1,162,860
Series C 5.625% 7/1/26-18§	2,500,000	2,832,325
University of Minnesota
Series A 5.75% 7/1/16	1,000,000	1,045,620
Series A 5.75% 7/1/18	400,000	454,812
University of Minnesota Special Purpose Revenue
(State Supported Stadium Debt) 5.00% 8/1/18-16§	1,500,000	1,564,650

		9,933,642

37

Schedules of investments

Delaware Tax-Free Minnesota Intermediate Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Special Tax Revenue Bonds – 3.23%
Minneapolis Tax Increment Revenue
(Ivy Tower Project) 5.50% 2/1/22 @	415,000	$412,344
Minnesota 911 Revenue
(Public Safety Radio Communication System Project)
4.25% 6/1/18 (ASSURED GTY)	1,170,000	1,275,651
4.50% 6/1/25 (ASSURED GTY)	1,000,000	1,102,310
St. Paul Sales Tax Revenue
Series G 5.00% 11/1/28	400,000	462,580

		3,252,885

State General Obligation Bonds – 4.12%
Minnesota
(State Trunk Highway) Series B 5.00% 10/1/22	400,000	481,748
(Various Purposes)
Series A 5.00% 12/1/21	1,000,000	1,146,230
Series A 5.00% 8/1/32	1,120,000	1,320,962
Series F 5.00% 10/1/22	1,000,000	1,204,710

		4,153,650

Transportation Revenue Bonds – 5.17%
Minneapolis-St. Paul Metropolitan Airports Commission Revenue
Senior Series A 5.00% 1/1/22 (AMBAC)	1,260,000	1,332,979
Subordinate
Series B 5.00% 1/1/22 (AMT)	1,000,000	1,113,360
Series B 5.00% 1/1/26	710,000	816,493
Series B 5.00% 1/1/31	750,000	840,960
Series D 5.00% 1/1/22 (AMT)	1,000,000	1,109,850

		5,213,642

Water & Sewer Revenue Bond – 1.40%
St. Paul Sewer Revenue
Series D 5.00% 12/1/20	1,275,000	1,411,489

		1,411,489

Total Municipal Bonds (cost $95,444,987)		100,480,752

38

	Number of shares	Value (U.S. $)

Short-Term Investments – 0.80%

Money Market Mutual Fund – 0.18%
Federated Minnesota Municipal Cash Trust	181,256	$181,256

		181,256

	Principal amount°
Variable Rate Demand Notes – 0.62%¤
Minneapolis-St. Paul Housing & Redevelopment Authority
Health Care Facilities (Children’s Health Care)
0.01% 8/15/25 (AGM) (SPA – U.S. Bank N.A.)	275,000	275,000
Minneapolis-St. Paul Housing & Redevelopment Authority
Health Care Revenue (Allina Health System) Series B-1
0.01% 11/15/35 (LOC – JPMorgan Chase Bank N.A.)	350,000	350,000

		625,000

Total Short-Term Investments (cost $806,256)		806,256

Total Value of Securities – 100.48%
(cost $96,251,243)		$101,287,008

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2015, the aggregate value of Rule 144A securities was $542,955, which represents 0.54% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

@	Illiquid security. At Aug. 31, 2015, the aggregate value of illiquid securities was $412,344, which represents 0.41% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. The rate shown is the rate as of Aug. 31, 2015.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

●	Variable rate security. The rate shown is the rate as of Aug. 31, 2015. Interest rates reset periodically.

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

39

Schedules of investments

Delaware Tax-Free Minnesota Intermediate Fund

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMBAC – Insured by AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

ASSURED GTY – Insured by Assured Guaranty Corporation

LOC – Letter of Credit

N.A. – North America

SPA – Stand-by Purchase Agreement

See accompanying notes, which are an integral part of the financial statements.

40

Schedules of investments
Delaware Minnesota High-Yield Municipal Bond Fund	August 31, 2015

	Principal amount°	Value (U.S. $)

Municipal Bonds – 99.66%

Corporate-Backed Revenue Bonds – 3.78%
Cloquet Pollution Control Revenue
(Potlatch Project) 5.90% 10/1/26	2,700,000	$2,702,592
Laurentian Energy Authority I Cogeneration Revenue
Series A 5.00% 12/1/21	1,750,000	1,738,747
St. Paul Port Authority Solid Waste Disposal Revenue
(Gerdau St. Paul Steel Mill Project) Series 7 4.50% 10/1/37 (AMT)	2,055,000	1,970,724

		6,412,063

Education Revenue Bonds – 16.00%
Baytown Township Lease Revenue
(St. Croix Preparatory Academy) Series A 7.00% 8/1/38	500,000	518,675
Brooklyn Park Charter School Lease
(Prairie Seeds Academy Project) Series A 5.00% 3/1/39	1,270,000	1,249,312
Cologne Charter School Lease Revenue
(Cologne Academy Project)
Series A 5.00% 7/1/34	250,000	261,303
Series A 5.00% 7/1/45	230,000	236,493
Deephaven Charter School Lease Revenue
(Eagle Ridge Academy Project) Series A 5.50% 7/1/43	500,000	532,210
Duluth Housing & Redevelopment Authority Revenue
(Public School Academy) Series A 5.875% 11/1/40	1,000,000	1,060,970
Forest Lake Charter School Revenue Fund
(Forest Lake International Language Academy) Series A 5.75% 8/1/44	455,000	496,269
Hugo Charter School Lease Revenue
(Noble Academy Project)
Series A 5.00% 7/1/34	165,000	174,943
Series A 5.00% 7/1/44	495,000	518,121
Minneapolis Student Housing Revenue
(Riverton Community Housing Project) 5.25% 8/1/39	800,000	810,768
Minnesota Higher Education Facilities Authority Revenue
(Bethel University) Series 6-R 5.50% 5/1/37	1,500,000	1,536,570
(Carleton College) Series 7-D 5.00% 3/1/40	1,055,000	1,164,625
(Macalester College) Series 6-P 4.25% 3/1/32	1,000,000	1,013,790
(Minneapolis College of Art & Design)
4.00% 5/1/24	250,000	264,077
4.00% 5/1/25	200,000	208,448
4.00% 5/1/26	100,000	103,243
(St. Catherine University)
Series 7-Q 5.00% 10/1/25	325,000	362,515
Series 7-Q 5.00% 10/1/26	280,000	308,725
(St. John’s University) Series 6-U 4.75% 10/1/33	825,000	893,079

41

Schedules of investments

Delaware Minnesota High-Yield Municipal Bond Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Minnesota Higher Education Facilities Authority Revenue
(St. Olaf College)
Series 6-O 4.50% 10/1/32	75,000	$77,299
Series 6-O 5.00% 10/1/22	340,000	357,054
Series 8-G 5.00% 12/1/31	205,000	236,826
Series 8-G 5.00% 12/1/32	205,000	235,859
(St. Scholastica College) Series H 5.125% 12/1/40	750,000	804,443
(University of St. Thomas)
Series 6-I 5.00% 4/1/23	1,500,000	1,540,530
Series 7-A 5.00% 10/1/39	1,000,000	1,111,450
Otsego Charter School Lease Revenue
(Kaleidoscope Charter School) Series A 5.00% 9/1/44	1,475,000	1,493,128
Rice County Educational Facilities Revenue
(Shattuck-St. Mary’s School) Series A 144A 5.00% 8/1/22 #	870,000	899,754
St. Paul Housing & Redevelopment Authority Charter School Lease Revenue
(Academia Cesar Chavez School Project) Series A 5.25% 7/1/50	1,750,000	1,633,695
(Nova Classical Academy) Series A 6.625% 9/1/42	1,500,000	1,693,920
(Twin Cities Academy Project) Series A 5.375% 7/1/50	1,500,000	1,505,565
St. Paul Housing & Redevelopment Authority Lease Revenue
(St. Paul Conservatory for Performing Artists) Series A 4.625% 3/1/43	975,000	965,260
University of Minnesota
Series A 5.125% 4/1/34	1,000,000	1,120,610
Series A 5.25% 12/1/28	1,500,000	1,757,535

		27,147,064

Electric Revenue Bonds – 6.62%
Central Minnesota Municipal Power Agency
(Brookings Twin Cities Transmission Project) 5.00% 1/1/42	1,500,000	1,633,860
Chaska Electric Revenue
(Generating Facilities) Series A 5.25% 10/1/25	1,000,000	1,004,200
Hutchinson Utilities Commission Revenue
Series A 5.00% 12/1/22	490,000	573,726
Series A 5.00% 12/1/26	360,000	412,834
Minnesota Municipal Power Agency Electric Revenue
5.00% 10/1/27	165,000	193,246
Series A 5.00% 10/1/28	500,000	581,680

42

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Electric Revenue Bonds (continued)
Northern Municipal Power Agency Electric System Revenue
Series A 5.00% 1/1/18 (ASSURED GTY)	1,000,000	$1,094,200
Series A 5.00% 1/1/24	335,000	393,977
Western Minnesota Municipal Power Agency Revenue
Series A 5.00% 1/1/30	500,000	578,015
Series A 5.00% 1/1/33	1,750,000	1,999,375
Series A 5.00% 1/1/34	450,000	512,347
Series A 5.00% 1/1/40	2,000,000	2,247,420

		11,224,880

Healthcare Revenue Bonds – 37.02%
Aitkin Health Care Facilities Revenue
(Riverwood Health Care Center) 5.50% 2/1/24	700,000	705,194
Anoka Health Care Facilities Revenue
(Homestead Anoka Project) Series A 7.00% 11/1/46	1,650,000	1,766,424
Anoka Healthcare & Housing Facilities Revenue
(Homestead Anoka Project) 5.125% 11/1/49	400,000	403,552
Anoka Housing & Redevelopment Authority Revenue
(Fridley Medical Center Project) Series A 6.875% 5/1/40	1,000,000	1,073,230
Apple Valley Economic Development Authority Health Care Revenue
(Augustana Home St. Paul Project) Series A 5.80% 1/1/30	1,000,000	1,003,390
Breckenridge Catholic Health Initiatives
Series A 5.00% 5/1/30	2,000,000	2,007,180
Cloquet Housing Facilities
(HADC Cloquet Project) Series A 5.00% 8/1/48	850,000	847,323
Deephaven Housing & Healthcare Revenue
(St. Therese Senior Living Project)
Series A 5.00% 4/1/38	200,000	202,130
Series A 5.00% 4/1/40	190,000	191,782
Series A 5.00% 4/1/48	185,000	185,505
Duluth Economic Development Authority
(St. Luke’s Hospital Authority Obligation Group)
5.75% 6/15/32	750,000	826,140
6.00% 6/15/39	1,000,000	1,106,540
Glencoe Health Care Facilities Revenue
(Glencoe Regional Health Services Project) 4.00% 4/1/31	185,000	188,265
Hayward Health Care Facilities Revenue
(American Baptist Homes Midwest Obligated Group) 5.375% 8/1/34	750,000	774,495

43

Schedules of investments

Delaware Minnesota High-Yield Municipal Bond Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Hayward Health Care Facilities Revenue
(St. John’s Lutheran Home of Albert Lea) 5.375% 10/1/44	450,000	$451,823
Mahtomedi Senior Housing Revenue
(St. Andrew’s Village Project) 5.75% 12/1/40	1,000,000	1,011,390
Maple Grove Health Care Facilities Revenue
(North Memorial Health Care) 5.00% 9/1/30	610,000	683,639
Maple Grove Health Care System Revenue
(Maple Grove Hospital)
5.25% 5/1/28	2,200,000	2,308,416
5.25% 5/1/37	1,000,000	1,043,750
Minneapolis Health Care System Revenue
(Fairview Health Services)
Series A 5.00% 11/15/33	500,000	562,730
Series A 5.00% 11/15/34	500,000	559,545
Series A 5.00% 11/15/44	1,000,000	1,101,120
Series B 6.50% 11/15/38 (ASSURED GTY)	250,000	285,225
Series D 5.00% 11/15/34 (AMBAC)	3,000,000	3,013,980
Minneapolis Senior Housing & Healthcare Revenue
(Ecumen Mill City Quarter) 5.375% 11/1/50	1,700,000	1,703,043
Minnesota Agricultural & Economic Development Board Revenue
(Benedictine Health Systems) 5.75% 2/1/29	1,000,000	1,001,040
Moorhead Economic Development Authority Multifamily Housing Revenue
(Eventide Lutheran Home Project) Series A 5.15% 6/1/29	550,000	550,330
Northfield Hospital & Skilled Nursing Revenue
5.375% 11/1/31	1,000,000	1,037,520
Oak Park Heights Housing Revenue
(Oakgreen Commons Project) 7.00% 8/1/45	1,500,000	1,641,555
Oakdale Senior Housing
(Oak Meadows Project) 5.00% 4/1/34	500,000	514,940
Rochester Health Care & Housing Revenue
(Samaritan Bethany)
Series A 6.875% 12/1/29	1,000,000	1,106,940
Series A 7.375% 12/1/41	375,000	417,551
(The Homestead at Rochester Project)
Series A 5.25% 12/1/23	175,000	188,193
Series A 6.875% 12/1/48	800,000	898,024
Rochester Health Care Facilities Revenue
(Mayo Clinic) 4.00% 11/15/41	1,790,000	1,838,688

44

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Rochester Health Care Facilities Revenue
(Olmsted Medical Center Project)
5.00% 7/1/22	350,000	$404,883
5.00% 7/1/27	245,000	280,537
5.00% 7/1/28	225,000	256,199
Sartell Health Care Facilities Revenue
(Country Manor Campus Project)
Series A 5.25% 9/1/22	1,080,000	1,184,501
Series A 6.25% 9/1/36	925,000	944,906
Sauk Rapids Health Care Housing Facilities Revenue
(Good Shepherd Lutheran Home) 5.125% 1/1/39	825,000	832,516
Shakopee Health Care Facilities Revenue
(St. Francis Regional Medical Center)
4.00% 9/1/31	130,000	133,815
5.00% 9/1/34	105,000	116,599
St. Cloud Health Care Revenue
(Centracare Health System Project)
5.50% 5/1/39 (ASSURED GTY)	1,500,000	1,637,955
Series A 5.125% 5/1/30	3,125,000	3,447,844
Series B 5.00% 5/1/23	2,000,000	2,362,920
St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue
(Allina Health System) Series A 5.00% 11/15/18 (NATL-RE)	1,650,000	1,802,213
(Health Partners Obligation Group Project)
5.00% 7/1/32	400,000	452,204
5.00% 7/1/33	1,540,000	1,735,503
St. Paul Housing & Redevelopment Authority Hospital Facility
(Healtheast Care System Project)
Series A 5.00% 11/15/29	275,000	299,164
Series A 5.00% 11/15/30	205,000	222,296
St. Paul Housing & Redevelopment Authority Housing & Health Care Facilities Revenue
(Senior Carondelet Village Project) Series A 6.00% 8/1/42	770,000	802,740
(Senior Episcopal Homes Project)
5.125% 5/1/48	1,700,000	1,746,138
Series A 5.15% 11/1/42	775,000	792,174
St. Paul Housing & Redevelopment Authority Multifamily Housing Revenue
(Marian Center Project) Series A 5.375% 5/1/43	1,000,000	1,000,860

45

Schedules of investments

Delaware Minnesota High-Yield Municipal Bond Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Twin Valley Congregate Housing Revenue
(Living Options Project) 5.95% 11/1/28 @	1,825,000	$1,825,456
Victoria Health Care Facilities Revenue
(Augustana Emerald Care Project) 5.00% 8/1/39	1,500,000	1,547,175
Washington County Housing & Redevelopment Authority Healthcare & Housing Revenue
(Birchwood & Woodbury Projects) Series A 5.625% 6/1/37	1,000,000	1,049,970
Wayzata Senior Housing Revenue
(Folkestone Senior Living Community)
Series A 5.50% 11/1/32	260,000	281,562
Series A 5.75% 11/1/39	590,000	635,583
Series A 6.00% 5/1/47	920,000	997,262
Winona Health Care Facilities Revenue
(Winona Health Obligation Group) 5.15% 7/1/31	1,500,000	1,537,845
Woodbury Housing & Redevelopment Authority Revenue
(St. Therese of Woodbury) 5.25% 12/1/49	1,250,000	1,273,300

		62,804,712

Housing Revenue Bonds – 4.65%
Minneapolis Multifamily Housing Revenue
(Olson Townhomes Project) 6.00% 12/1/19 (AMT)	800,000	800,560
Minneapolis-St. Paul Housing Finance Board Mortgage-Backed Securities Program
(City Living Project) Series A-2 5.00% 12/1/38 (GNMA) (FNMA) (AMT)	80,031	80,119
Minnesota Housing Finance Agency (Residential Housing)
Series G 5.00% 7/1/36 (AMT)	635,000	636,187
Series I 4.85% 7/1/38 (AMT)	800,000	803,688
Series L 5.10% 7/1/38 (AMT)	1,085,000	1,113,655
Series M 4.875% 7/1/37 (AMT)	1,700,000	1,704,743
Northwest Multi-County Housing & Redevelopment Authority
(Pooled Housing Program) 5.50% 7/1/45	1,275,000	1,251,973
St. Paul Housing & Redevelopment Authority Multifamily Housing Revenue
(Selby Grotto Housing Project) 5.50% 9/20/44 (GNMA) (FHA) (AMT)	750,000	750,720
Stillwater Multifamily Housing Revenue
(Orleans Homes Project) 5.50% 2/1/42 (AMT)	750,000	751,583

		7,893,228

46

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Lease Revenue Bonds – 2.23%
Minnesota General Fund Revenue Appropriations
Series A 5.00% 6/1/38	1,750,000	$1,976,135
Series A 5.00% 6/1/43	1,000,000	1,114,640
Series B 4.00% 3/1/26	375,000	405,480
Series B 5.00% 3/1/21	250,000	293,803

		3,790,058

Local General Obligation Bonds – 8.26%
Foley Independent School District No. 51
(School Building) Series A 5.00% 2/1/21	1,105,000	1,127,222
Hennepin County
Series B 5.00% 12/1/23	1,300,000	1,593,813
Mahtomedi Independent School District No 832
(School Building)
Series A 5.00% 2/1/28	1,000,000	1,196,980
Series A 5.00% 2/1/29	1,000,000	1,186,440
Series A 5.00% 2/1/30	445,000	526,342
Series A 5.00% 2/1/31	1,000,000	1,176,450
Minneapolis Various Purposes
4.00% 12/1/23	1,500,000	1,565,715
South Washington County Independent School District No. 833
(School Building) Series A 4.75% 2/1/27	1,500,000	1,617,540
Staples United Hospital District Health Care Facilities
(Todd Morrison ETC Hospital-Lakewood)
5.00% 12/1/21	610,000	612,312
5.125% 12/1/24	205,000	205,742
5.25% 12/1/26	1,540,000	1,545,436
White Bear Lake Independent School District No. 624
(Alternative Facilities) Series B 4.75% 2/1/22	1,500,000	1,653,210

		14,007,202

Pre-Refunded Bonds – 10.84%
Bemidji Health Care Facilities First Mortgage Revenue
(North Country Health Services) 5.00% 9/1/20-16§	1,150,000	1,203,349
Chaska Independent School District No.112
(School Building) Series A 4.50% 2/1/28-17 (NATL-RE)§	1,000,000	1,049,320
Metropolitan Council Waste Water Treatment
Series C 5.00% 3/1/28-16§	1,000,000	1,023,480
Minneapolis Health Care System Revenue
(Fairview Health Services) Series A 6.625% 11/15/28-18§	2,000,000	2,332,080
Minnesota
Series A 5.00% 10/1/24-21§	15,000	17,899

47

Schedules of investments

Delaware Minnesota High-Yield Municipal Bond Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Pre-Refunded Bonds (continued)
Minnesota Higher Education Facilities Authority Revenue
(St. Olaf College)
Series 6-O 4.50% 10/1/32-16§	925,000	$966,412
Series 6-O 5.00% 10/1/22-16§	660,000	693,112
Owatonna Senior Housing Revenue
(Senior Living Project)
Series A 5.80% 10/1/29-16§	400,000	412,848
Series A 6.00% 4/1/41-16§	1,250,000	1,291,600
St. Louis Park Health Care Facilities Revenue
(Park Nicollet Health Services)
5.75% 7/1/39-19§	4,005,000	4,694,701
Series C 5.50% 7/1/23-18§	1,000,000	1,129,440
St. Paul Housing & Redevelopment Authority Health Care Facilities Revenue
(Health Partners Obligation Group Project) 5.25% 5/15/36-16§	750,000	793,560
University of Minnesota Special Purpose Revenue
(State Supported Stadium Debt) 5.00% 8/1/29-16§	2,660,000	2,774,646

		18,382,447

Special Tax Revenue Bonds – 6.14%
Hennepin County Sales Tax Revenue
(First Lien-Ballpark Project) Series B 5.00% 12/15/24	1,000,000	1,093,960
(Second Lien-Ballpark Project)
Series B 5.00% 12/15/20	1,500,000	1,642,860
Series B 5.00% 12/15/24	1,000,000	1,093,960
Minneapolis Development Revenue
(Limited Tax Supported Common Bond Fund) Series 2-A 5.00% 6/1/28 (AMT)	1,170,000	1,199,882
Minneapolis Tax Increment Revenue
4.00% 3/1/27	200,000	199,452
4.00% 3/1/30	260,000	253,430
(Ivy Tower Project) 5.70% 2/1/29 @	765,000	749,937
(Village of St. Anthony Falls Project)
4.00% 3/1/24	700,000	702,590
4.00% 3/1/27	650,000	644,085
Minnesota 911 Revenue
(Public Safety Radio Communication System Project) 5.00% 6/1/24 (ASSURED GTY)	1,000,000	1,100,460
St. Paul Port Authority
(Limited Tax Brownfields Redevelopment Tax) Series 2 5.00% 3/1/37	1,000,000	1,050,740

48

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
St. Paul Sales Tax Revenue
Series G 5.00% 11/1/28	600,000	$693,870

		10,425,226

State General Obligation Bonds – 2.02%
Minnesota
Series A Unrefunded 5.00% 10/1/24	985,000	1,162,566
Minnesota Various Purposes
Series A 5.00% 8/1/32	1,915,000	2,258,608

		3,421,174

Transportation Revenue Bonds – 2.10%
Minneapolis – St. Paul Metropolitan Airports Commission Revenue
5.00% 1/1/22	1,000,000	1,155,950
Subordinate Series B 5.00% 1/1/29	2,130,000	2,400,148

		3,556,098

Total Municipal Bonds (cost $162,440,900)		169,064,152

	Number of shares

Short-Term Investments – 1.23%

Money Market Mutual Fund – 0.05%
Federated Minnesota Municipal Cash Trust	86,135	86,135

		86,135

	Principal amount°
Variable Rate Demand Note – 1.18%¤
Minneapolis-St. Paul Housing & Redevelopment Authority Health Care Revenue (Allina Health System) Series B-1
0.01% 11/15/35 (LOC – JPMorgan Chase Bank N.A.)	2,000,000	2,000,000

		2,000,000

Total Short-Term Investments (cost $2,086,135)		2,086,135

Total Value of Securities – 100.89% (cost $164,527,035)		$171,150,287

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2015, the aggregate value of Rule 144A securities was $899,754, which represents 0.53% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

@	Illiquid security. At Aug. 31, 2015, the aggregate value of illiquid securities was $2,575,393, which represents 1.52% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤

Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the

49

Schedules of investments

Delaware Minnesota High-Yield Municipal Bond Fund

issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. The rate shown is the rate as of Aug. 31, 2015.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

AMBAC – Insured by AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

ASSURED GTY – Insured by Assured Guaranty Corporation

FHA – Federal Housing Administration

FNMA – Federal National Mortgage Association collateral

GNMA – Government National Mortgage Association collateral

LOC – Letter of Credit

N.A. – North America

NATL-RE – Insured by National Public Finance Guarantee Corporation

See accompanying notes, which are an integral part of the financial statements.

50

Statements of assets and liabilities

August 31, 2015

	Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
Assets:
Investments, at value[1]	$550,906,831	$100,480,752	$169,064,152
Short-term investments, at value[2]	2,795,527	806,256	2,086,135
Cash	44,598	38,256	21,982
Interest receivable	7,358,797	1,116,861	2,158,443
Receivable for fund shares sold	360,733	12,798	253,630
Receivable for securities sold	65,544	—	25,203

Total assets	561,532,030	102,454,923	173,609,545

Liabilities:
Payable for securities purchased	3,512,765	1,345,741	3,458,758
Distributions payable	524,742	76,489	138,230
Payable for fund shares redeemed	210,673	94,581	175,252
Investment management fees payable	212,479	42,777	65,586
Other accrued expenses	154,901	65,165	77,627
Distribution fees payable to affiliates	140,478	20,778	53,540
Other affiliates payable	21,013	3,561	6,640
Trustees’ fees and expenses payable	2,961	535	900

Total liabilities	4,780,012	1,649,627	3,976,533

Total Net Assets	$556,752,018	$100,805,296	$169,633,012

Net Assets Consist of:
Paid-in capital	$525,270,285	$95,916,709	$167,832,301
Distributions in excess of net investment income	(226,841)	(1,319)	(2,683)
Accumulated net realized loss on investments	(2,710,743)	(145,859)	(4,819,858)
Net unrealized appreciation of investments	34,419,317	5,035,765	6,623,252

Total Net Assets	$556,752,018	$100,805,296	$169,633,012

51

Statements of assets and liabilities

	Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
Net Asset Value
Class A:
Net assets	$479,274,520	$84,662,962	$122,617,820
Shares of beneficial interest outstanding, unlimited authorization, no par	38,046,483	7,546,023	11,307,300
Net asset value per share	$12.60	$11.22	$10.84
Sales charge	4.50%	2.75%	4.50%
Offering price per share, equal to net asset value per share/(1 – sales charge)	$13.19	$11.54	$11.35

Class C:
Net assets	$45,393,199	$11,739,738	$32,173,885
Shares of beneficial interest outstanding, unlimited authorization, no par	3,591,950	1,044,166	2,961,125
Net asset value per share	$12.64	$11.24	$10.87

Institutional Class:
Net assets	$32,084,299	$4,402,596	$14,841,307
Shares of beneficial interest outstanding, unlimited authorization, no par	2,547,598	392,248	1,369,071
Net asset value per share	$12.59	$11.22	$10.84

[1]Investments, at cost	$516,487,514	$95,444,987	$162,440,900
[2]Short-term investments, at cost	2,795,527	806,256	2,086,135

See accompanying notes, which are an integral part of the financial statements.

52

Statements of operations

Year ended August 31, 2015

	Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund

Investment Income:
Interest	$24,593,228	$3,982,471	$7,390,896

Expenses:
Management fees	3,056,264	519,273	919,019
Distribution expenses — Class A	1,229,221	221,626	305,938
Distribution expenses — Class B	340	—	386
Distribution expenses — Class C	433,649	121,893	325,046
Dividend disbursing and transfer agent fees and expenses	390,259	80,968	131,162
Accounting and administration expenses	179,622	33,242	53,457
Reports and statements to shareholders	101,323	31,947	48,586
Legal fees	79,630	13,958	20,111
Audit and tax fees	41,890	41,890	41,895
Registration fees	39,266	19,392	13,815
Trustees’ fees and expenses	26,197	4,832	7,765
Custodian fees	25,551	4,610	8,067
Other	38,690	15,139	20,114

	5,641,902	1,108,770	1,895,361
Less expenses waived	(476,893)	(35,425)	(165,858)
Less waived distribution expenses — Class A	—	(88,650)	—
Less waived distribution expenses — Class B	(262)	—	(298)
Less expense paid indirectly	(139)	(24)	(39)

Total operating expenses	5,164,608	984,671	1,729,166

Net Investment Income	19,428,620	2,997,800	5,661,730

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	1,450,306	194,821	496,529
Net change in unrealized appreciation (depreciation) of investments	(4,486,338)	(1,134,514)	(1,123,236)

Net Realized and Unrealized Loss	(3,036,032)	(939,693)	(626,707)

Net Increase in Net Assets Resulting from Operations	$16,392,588	$2,058,107	$5,035,023

See accompanying notes, which are an integral part of the financial statements.

53

Statements of changes in net assets

Delaware Tax-Free Minnesota Fund

	Year ended
	8/31/15	8/31/14
Increase (Decrease) in Net Assets from Operations:
Net investment income	$19,428,620	$20,112,380
Net realized gain (loss)	1,450,306	(4,216,461)
Net change in unrealized appreciation (depreciation)	(4,486,338)	37,898,163

Net increase in net assets resulting from operations	16,392,588	53,794,082

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(17,349,446)	(18,743,216)
Class B	(1,251)	(26,624)
Class C	(1,204,147)	(1,173,105)
Institutional Class	(991,348)	(120,985)

Net realized gain:
Class A	—	(1,519,482)
Class B	—	(2,735)
Class C	—	(120,598)

	(19,546,192)	(21,706,745)

Capital Share Transactions:
Proceeds from shares sold:
Class A	22,802,354	23,900,452
Class C	7,051,722	4,208,245
Institutional Class	16,608,226	17,420,134

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	14,050,860	16,665,158
Class B	934	23,343
Class C	1,069,001	1,158,509
Institutional Class	916,011	102,271

	62,499,108	63,478,112

54

	Year ended
	8/31/15	8/31/14
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(57,938,666)	$(107,570,429)
Class B	(457,631)	(752,262)
Class C	(4,073,143)	(9,063,484)
Institutional Class	(2,798,163)	(166,057)

	(65,267,603)	(117,552,232)

Decrease in net assets derived from capital share transactions	(2,768,495)	(54,074,120)

Net Decrease in Net Assets	(5,922,099)	(21,986,783)

Net Assets:
Beginning of year	562,674,117	584,660,900

End of year	$556,752,018	$562,674,117

Distributions in excess of net investment income	$(226,841)	$(215,430)

See accompanying notes, which are an integral part of the financial statements.

55

Statements of changes in net assets

Delaware Tax-Free Minnesota Intermediate Fund

	Year ended
	8/31/15	8/31/14
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,997,800	$3,069,712
Net realized gain (loss)	194,821	(340,570)
Net change in unrealized appreciation (depreciation)	(1,134,514)	4,951,173

Net increase in net assets resulting from operations	2,058,107	7,680,315

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,642,880)	(2,754,465)
Class C	(259,970)	(303,742)
Institutional Class	(95,494)	(11,542)

Net realized gain:
Class A	—	(78,152)
Class C	—	(12,741)

	(2,998,344)	(3,160,642)

Capital Share Transactions:
Proceeds from shares sold:
Class A	9,934,059	13,175,028
Class C	1,531,754	1,244,117
Institutional Class	2,451,746	2,551,083

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	2,330,887	2,527,475
Class C	237,953	294,351
Institutional Class	90,218	9,474

	16,576,617	19,801,528

56

	Year ended
	8/31/15	8/31/14
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(17,357,339)	$(19,151,079)
Class C	(2,572,600)	(4,017,165)
Institutional Class	(499,641)	(202,713)

	(20,429,580)	(23,370,957)

Decrease in net assets derived from capital share transactions	(3,852,963)	(3,569,429)

Net Increase (Decrease) in Net Assets	(4,793,200)	950,244

Net Assets:
Beginning of year	105,598,496	104,648,252

End of year	$100,805,296	$105,598,496

Distributions in excess of net investment income	$(1,319)	$(785)

See accompanying notes, which are an integral part of the financial statements.

57

Statements of changes in net assets

Delaware Minnesota High-Yield Municipal Bond Fund

	Year ended
	8/31/15	8/31/14
Increase (Decrease) in Net Assets from Operations:
Net investment income	$5,661,730	$5,632,781
Net realized gain (loss)	496,529	(2,149,197)
Net change in unrealized appreciation (depreciation)	(1,123,236)	11,247,335

Net increase in net assets resulting from operations	5,035,023	14,730,919

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(4,315,518)	(4,582,286)
Class B	(1,495)	(31,645)
Class C	(902,931)	(969,612)
Institutional Class	(456,934)	(27,089)

	(5,676,878)	(5,610,632)

Capital Share Transactions:
Proceeds from shares sold:
Class A	19,760,433	18,470,038
Class C	4,311,495	3,069,486
Institutional Class	9,317,694	6,561,505

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	3,408,058	3,678,088
Class B	1,375	28,590
Class C	795,384	869,107
Institutional Class	440,872	21,519

	38,035,311	32,698,333

58

	Year ended
	8/31/15	8/31/14
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(19,120,109)	$(31,473,375)
Class B	(525,869)	(886,465)
Class C	(5,095,771)	(6,688,975)
Institutional Class	(1,335,715)	(154,969)

	(26,077,464)	(39,203,784)

Increase (decrease) in net assets derived from capital share transactions	11,957,847	(6,505,451)

Net Increase in Net Assets	11,315,992	2,614,836

Net Assets:
Beginning of year	158,317,020	155,702,184

End of year	$169,633,012	$158,317,020

Distributions in excess of net investment income	$(2,683)	$—

See accompanying notes, which are an integral part of the financial statements.

59

Financial highlights

Delaware Tax-Free Minnesota Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

60

Year ended

8/31/15	8/31/14	8/31/13	8/31/12	8/31/11

$12.670	$11.970	$13.030	$12.480	$12.730

0.444	0.445	0.445	0.487	0.492
(0.067)	0.734	(0.973)	0.660	(0.198)

0.377	1.179	(0.528)	1.147	0.294

(0.447)	(0.444)	(0.445)	(0.488)	(0.492)
—	(0.035)	(0.087)	(0.109)	(0.052)

(0.447)	(0.479)	(0.532)	(0.597)	(0.544)

$12.600	$12.670	$11.970	$13.030	$12.480

3.02%	10.03%	(4.24% )	9.41%	2.50%

$479,275	$503,072	$540,533	$577,061	$538,170
0.87%	0.90%	0.90%	0.90%	0.91%
0.96%	0.95%	0.95%	0.92%	0.93%
3.51%	3.61%	3.47%	3.81%	4.02%
3.42%	3.56%	3.42%	3.79%	4.00%
11%	10%	16%	16%	12%

61

Financial highlights

Delaware Tax-Free Minnesota Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

62

Year ended

8/31/15	8/31/14	8/31/13	8/31/12	8/31/11

$12.710	$12.010	$13.070	$12.520	$12.780

0.350	0.354	0.350	0.392	0.401
(0.067)	0.734	(0.973)	0.660	(0.207)

0.283	1.088	(0.623)	1.052	0.194

(0.353)	(0.353)	(0.350)	(0.393)	(0.402)
—	(0.035)	(0.087)	(0.109)	(0.052)

(0.353)	(0.388)	(0.437)	(0.502)	(0.454)

$12.640	$12.710	$12.010	$13.070	$12.520

2.25%	9.19%	(4.93% )	8.58%	1.66%

$45,393	$41,612	$42,985	$41,368	$34,425
1.62%	1.65%	1.65%	1.65%	1.66%
1.71%	1.70%	1.70%	1.67%	1.68%
2.76%	2.86%	2.72%	3.06%	3.27%
2.67%	2.81%	2.67%	3.04%	3.25%
11%	10%	16%	16%	12%

63

Financial highlights

Delaware Tax-Free Minnesota Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended 8/31/15	12/31/13[1] to 8/31/14
Net asset value, beginning of period	$12.660	$12.070

Income (loss) from investment operations:
Net investment income[2]	0.476	0.336
Net realized and unrealized gain (loss)	(0.067)	0.589

Total from investment operations	0.409	0.925

Less dividends and distributions from:
Net investment income	(0.479)	(0.335)

Total dividends and distributions	(0.479)	(0.335)

Net asset value, end of period	$12.590	$12.660

Total return[3]	3.27%	7.74%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$32,084	$17,533
Ratio of expenses to average net assets	0.62%	0.65%
Ratio of expenses to average net assets prior to fees waived	0.71%	0.70%
Ratio of net investment income to average net assets	3.76%	3.84%
Ratio of net investment income to average net assets prior to fees waived	3.67%	3.79%
Portfolio turnover	11%	10% [4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	The average shares outstanding have been applied for per share information.
[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes, which are an integral part of the financial statements.

64

This page intentionally left blank.

Financial highlights

Delaware Tax-Free Minnesota Intermediate Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

66

Year ended

8/31/15	8/31/14	8/31/13	8/31/12	8/31/11

$11.320	$10.840	$11.530	$11.130	$11.290

0.337	0.342	0.330	0.355	0.375
(0.100)	0.490	(0.675)	0.400	(0.160)

0.237	0.832	(0.345)	0.755	0.215

(0.337)	(0.342)	(0.330)	(0.355)	(0.375)
—	(0.010)	(0.015)	—	—

(0.337)	(0.352)	(0.345)	(0.355)	(0.375)

$11.220	$11.320	$10.840	$11.530	$11.130

2.12%	7.79%	(3.09% )	6.88%	2.02%

$84,663	$90,571	$90,110	$97,032	$87,924
0.85%	0.84%	0.84%	0.84%	0.84%
0.98%	0.98%	0.97%	0.94%	0.95%
2.98%	3.08%	2.89%	3.12%	3.43%
2.85%	2.94%	2.76%	3.02%	3.32%
14%	14%	17%	21%	24%

67

Financial highlights

Delaware Tax-Free Minnesota Intermediate Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

68

Year ended

8/31/15	8/31/14	8/31/13	8/31/12	8/31/11

$11.350	$10.860	$11.560	$11.160	$11.320

0.241	0.249	0.233	0.259	0.283
(0.110)	0.500	(0.685)	0.400	(0.160)

0.131	0.749	(0.452)	0.659	0.123

(0.241)	(0.249)	(0.233)	(0.259)	(0.283)
—	(0.010)	(0.015)	—	—

(0.241)	(0.259)	(0.248)	(0.259)	(0.283)

$11.240	$11.350	$10.860	$11.560	$11.160

1.16%	6.96%	(3.99% )	5.96%	1.16%

$11,740	$12,651	$14,538	$16,210	$13,949
1.70%	1.69%	1.69%	1.69%	1.69%
1.73%	1.73%	1.72%	1.69%	1.70%
2.13%	2.23%	2.04%	2.27%	2.58%
2.10%	2.19%	2.01%	2.27%	2.57%
14%	14%	17%	21%	24%

69

Financial highlights

Delaware Tax-Free Minnesota Intermediate Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended 8/31/15	12/31/13[1] to 8/31/14

Net asset value, beginning of period	$11.330	$10.950

Income (loss) from investment operations:
Net investment income[2]	0.354	0.255
Net realized and unrealized gain (loss)	(0.110)	0.380

Total from investment operations	0.244	0.635

Less dividends and distributions from:
Net investment income	(0.354)	(0.255)

Total dividends and distributions	(0.354)	(0.255)

Net asset value, end of period	$11.220	$11.330

Total return[3]	2.18%	5.85%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,402	$2,376
Ratio of expenses to average net assets	0.70%	0.69%
Ratio of expenses to average net assets prior to fees waived	0.73%	0.73%
Ratio of net investment income to average net assets	3.13%	3.21%
Ratio of net investment income to average net assets prior to fees waived	3.10%	3.17%
Portfolio turnover	14%	14% [4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes, which are an integral part of the financial statements.

70

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Financial highlights

Delaware Minnesota High-Yield Municipal Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

72

Year ended

8/31/15	8/31/14	8/31/13	8/31/12	8/31/11

$10.880	$10.250	$11.080	$10.490	$10.710

0.383	0.404	0.399	0.420	0.430
(0.039)	0.628	(0.831)	0.596	(0.222)

0.344	1.032	(0.432)	1.016	0.208

(0.384)	(0.402)	(0.398)	(0.426)	(0.428)

(0.384)	(0.402)	(0.398)	(0.426)	(0.428)

$10.840	$10.880	$10.250	$11.080	$10.490

3.20%	10.25%	(4.06% )	9.86%	2.12%

$122,618	$119,044	$121,232	$124,717	$108,830
0.91%	0.89%	0.89%	0.89%	0.91%
1.01%	0.99%	0.99%	0.97%	0.98%
3.52%	3.82%	3.64%	3.89%	4.20%
3.42%	3.72%	3.54%	3.81%	4.13%
16%	15%	14%	13%	5%

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Financial highlights

Delaware Minnesota High-Yield Municipal Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

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Year ended

8/31/15	8/31/14	8/31/13	8/31/12	8/31/11

$10.900	$10.270	$11.100	$10.510	$10.730

0.302	0.326	0.318	0.340	0.354
(0.029)	0.628	(0.832)	0.596	(0.222)

0.273	0.954	(0.514)	0.936	0.132

(0.303)	(0.324)	(0.316)	(0.346)	(0.352)

(0.303)	(0.324)	(0.316)	(0.346)	(0.352)

$10.870	$10.900	$10.270	$11.100	$10.510

2.53%	9.41%	(4.77% )	9.03%	1.36%

$32,174	$32,279	$33,140	$33,432	$26,718
1.66%	1.64%	1.64%	1.64%	1.66%
1.76%	1.74%	1.74%	1.72%	1.73%
2.77%	3.07%	2.89%	3.14%	3.45%
2.67%	2.97%	2.79%	3.06%	3.38%
16%	15%	14%	13%	5%

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Financial highlights

Delaware Minnesota High-Yield Municipal Bond Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended 8/31/15	12/31/13[1] to 8/31/14

Net asset value, beginning of period	$10.880	$10.350

Income (loss) from investment operations:
Net investment income[2]	0.410	0.312
Net realized and unrealized gain (loss)	(0.039)	0.528

Total from investment operations	0.371	0.840

Less dividends and distributions from:
Net investment income	(0.411)	(0.310)

Total dividends and distributions	(0.411)	(0.310)

Net asset value, end of period	$10.840	$10.880

Total return[3]	3.46%	8.21%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$14,841	$6,470
Ratio of expenses to average net assets	0.66%	0.64%
Ratio of expenses to average net assets prior to fees waived	0.76%	0.74%
Ratio of net investment income to average net assets	3.77%	4.04%
Ratio of net investment income to average net assets prior to fees waived	3.67%	3.94%
Portfolio turnover	16%	15% [4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire year.

See accompanying notes, which are an integral part of the financial statements.

76

Notes to financial statements
Delaware Investments® Minnesota Municipal Bond Funds	August 31, 2015

Voyageur Mutual Funds is organized as a Delaware statutory trust and offers five series: Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund. Voyageur Tax-Free Funds is organized as a Delaware statutory trust and offers Delaware Tax-Free Minnesota Fund. Voyageur Intermediate Tax-Free Funds is organized as a Delaware statutory trust and offers Delaware Tax-Free Minnesota Intermediate Fund. Voyageur Mutual Funds, Voyageur Tax-Free Funds, and Voyageur Intermediate Tax-Free Funds are individually referred to as a Trust and collectively as the Trusts. These financial statements and the related notes pertain to Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund (each referred to as a Fund, or collectively, as the Funds). The above Trusts are open-end investment companies. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50% for Delaware Tax-Free Minnesota Fund and Delaware Minnesota High-Yield Municipal Bond Fund, and 2.75% for Delaware Tax-Free Minnesota Intermediate Fund. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first year, and 0.50% during the second year for Delaware Tax-Free Minnesota Fund and Delaware Minnesota High-Yield Municipal Bond Fund, and 0.75% for Delaware Tax-Free Minnesota Intermediate Fund, if redeemed within the first year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. On May 30, 2013, Delaware Tax-Free Minnesota Intermediate Fund’s Class B shares were eliminated. For Delaware Tax-Free Minnesota Fund and Delaware Minnesota High-Yield Municipal Bond Fund, between June 1, 2007 and Sept. 25, 2014, Class B shares could be purchased only through dividend reinvestment and certain permitted exchanges. Effective Sept. 25, 2014, all remaining shares of Class B were converted to Class A shares. Class B shares automatically converted to Class A shares on a quarterly basis approximately eight years after purchase for Delaware Tax-Free Minnesota Fund and Delaware Minnesota High-Yield Municipal Bond Fund. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of Delaware Tax-Free Minnesota Fund is to seek as high a level of current income exempt from federal income tax and from Minnesota state personal income taxes as is consistent with preservation of capital.

The investment objective of Delaware Tax-Free Minnesota Intermediate Fund is to seek to provide investors with preservation of capital and, secondarily, current income exempt from federal income tax and Minnesota state personal income taxes, by maintaining a dollar-weighted average effective portfolio maturity of 10 years or less.

The investment objective of Delaware Minnesota High-Yield Municipal Bond Fund is to seek a high level of current income exempt from federal income tax and from Minnesota state personal income taxes, primarily through investment in medium- and lower-grade municipal obligations.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

77

Notes to financial statements

Delaware Investments® Minnesota Municipal Bond Funds

1. Significant Accounting Policies (continued)

Security Valuation – Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund’s Board of Trustees (each, a Board or, collectively the Boards). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken for all open federal income tax years (Aug. 31, 2012–Aug. 31, 2015) and has concluded that no provision for federal income tax is required in each Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of each Fund on the basis of “settled shares” of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – Each Fund is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Investments Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual

78

basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Each Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no earnings credits for the year ended Aug. 31, 2015.

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Aug. 31, 2015, each Fund earned the following amounts under this agreement:

Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
$139	$24	$39

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee, which is calculated based on each Fund’s average daily net assets as follows:

	Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
On the first $500 million	0.550%	0.500%	0.550%
On the next $500 million	0.500%	0.475%	0.500%
On the next $1.5 billion	0.450%	0.450%	0.450%
In excess of $2.5 billion	0.425%	0.425%	0.425%

DMC has contractually agreed to waive that portion, if any, of its management fee and/or pay/reimburse each Fund to the extent necessary to ensure that total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, acquired fund fees and expenses, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder

79

Notes to financial statements

Delaware Investments® Minnesota Municipal Bond Funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

meetings, and liquidations (collectively, nonroutine expenses)), do not exceed the following percentage of each Fund’s average daily net assets from Sept. 1, 2014 through Aug. 31, 2015.* For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by each Fund’s Board and DMC. These expense waivers and reimbursements apply only to expenses paid directly by each Fund and may only be terminated by agreement of DMC and each Fund.

	Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
Operating expense limitation as a percentage of average daily net assets (per annum)	0.60%	0.69%	0.64%

Effective Nov. 1, 2014, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to each Fund. Prior to this time, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provided fund accounting and financial administration oversight services to each Fund under a substantially identical agreement with an identical fee schedule. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended Aug. 31, 2015, each Fund was charged for these services as follows:

Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
$26,562	$4,915	$7,907

Effective Nov. 1, 2014, DIFSC also became the transfer agent and dividend disbursing agent of the Funds. Prior to this time, DSC was the transfer agent and dividend disbursing agent of each Fund under a substantially identical agreement with an identical fee schedule. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion, 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. The fees

*The contractual waiver period is from Dec. 27, 2013 through Dec. 29, 2015. Prior to Dec. 29, 2014, Delaware Tax-Free Minnesota Fund’s contractual waiver was 0.65%.

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payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Investments® Family of Funds on a relative net asset value basis. These amounts are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.”

For the year ended Aug. 31, 2015, the amounts charged for each Fund was as follows:

Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
$116,656	$21,589	$34,720

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to each Fund. Sub-transfer agency fees are passed on to and paid by each Fund.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. Delaware Tax-Free Minnesota Fund and Delaware Minnesota High-Yield Municipal Bond Fund’s Class B shares were subject to a 12b-1 fee of 1.00% of the average daily net assets, which was contractually waived to 0.25% of average daily net assets from Sept. 1, 2014 through Sept. 25, 2014. DDLP has contracted to waive Delaware Tax-Free Minnesota Intermediate Fund’s Class A shares to 0.15% of average daily net assets from Sept. 1, 2014 through Aug. 31, 2015.* Institutional Class shares pay no distribution and service fees.

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to each Fund. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended Aug. 31, 2015, each Fund was charged for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
$14,630	$2,718	$4,328

For the year ended Aug. 31, 2015, DDLP earned commissions on sales of each Fund’s Class A shares as follows:

Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
$47,409	$8,071	$13,417

*The contractual waiver period is from Dec. 27, 2013 through Dec. 29, 2015.

81

Notes to financial statements

Delaware Investments® Minnesota Municipal Bond Funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

For the year ended Aug. 31, 2015, DDLP received gross CDSC commissions on redemption of each Fund’s Class A and Class C shares. These commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

	Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
Class A	$1,242	$7,547	$2,060
Class C	1,945	1,213	3,864

Trustees’ fees include expenses accrued by each Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trusts. These officers and Trustees are paid no compensation by the Funds.

3. Investments

For the year ended Aug. 31, 2015, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
Purchases	$59,707,266	$14,009,158	$39,199,810
Sales	64,020,423	16,549,177	26,988,248

At Aug. 31, 2015, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund were as follows:

	Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
Cost of investments	$519,231,390	$96,251,328	$164,407,776

Aggregate unrealized appreciation of investments	$35,302,977	$ 5,123,953	$ 7,173,047
Aggregate unrealized depreciation of investments	(832,009)	(88,273)	(430,536)

Net unrealized appreciation of investments	$34,470,968	$ 5,035,680	$ 6,742,511

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the

82

asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for identical or similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

83

Notes to financial statements

Delaware Investments® Minnesota Municipal Bond Funds

3. Investments (continued)

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of Aug. 31, 2015:

	Delaware Tax-Free Minnesota Fund

Securities	Level 1	Level 2	Total
Municipal Bonds	$—	$550,906,831	$550,906,831
Short-Term Investments[1]	195,527	2,600,000	2,795,527

Total Value of Securities	$195,527	$553,506,831	$553,702,358

	Delaware Tax-Free Minnesota Intermediate Fund

Securities	Level 1	Level 2	Total
Municipal Bonds	$—	$100,480,752	$100,480,752
Short-Term Investments[1]	181,256	625,000	806,256

Total Value of Securities	$181,256	$101,105,752	$101,287,008

	Delaware Minnesota High-Yield Municipal Bond Fund

Securities	Level 1	Level 2	Total
Municipal Bonds	$—	$169,064,152	$169,064,152
Short-Term Investments[1]	86,135	2,000,000	2,086,135

Total Value of Securities	$86,135	$171,064,152	$171,150,287

[1]	Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments while Level 2 investments represent matrix-priced investments. The amounts attributed to Level 1 investments and Level 2 investments represent the following percentages of the total market value of this security type for each Fund:

	Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
Short-Term Investments
Level 1	6.99%	22.48%	4.13%
Level 2	93.01%	77.52%	95.87%
Total	100.00%	100.00%	100.00%

During the year ended Aug. 31, 2015, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Funds. Each Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when each Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. At Aug. 31, 2015, there were no Level 3 investments.

84

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Aug. 31, 2015 and 2014 was as follows:

	Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
Year ended 8/31/15
Ordinary income	$128,074	$—	$27,212
Tax-exempt income	19,418,118	2,998,344	5,649,666

Total	$19,546,192	$2,998,344	$5,676,878

Year ended 8/31/14
Ordinary income	$2,809	$—	$—
Tax-exempt income	20,097,468	3,073,055	5,610,632
Long-term capital gains	1,606,468	87,587	—

Total	$21,706,745	$3,160,642	$5,610,632

5. Components of Net Assets on a Tax Basis

As of Aug. 31, 2015, the components of net assets on a tax basis were as follows:

	Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund

Shares of beneficial interest	$525,270,285	$95,916,709	$167,832,301
Undistributed tax-exempt income	297,901	75,170	135,547
Capital loss carryforwards	(2,762,394)	(145,774)	(4,939,117)
Distributions payable	(524,742)	(76,489)	(138,230)
Unrealized appreciation of investments	34,470,968	5,035,680	6,742,511

Net assets	$556,752,018	$100,805,296	$169,633,012

The differences between book basis and tax basis components of net assets are primarily attributable to tax treatment of market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount and premium on certain debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended Aug. 31, 2015, each Fund recorded the following reclassifications:

85

Notes to financial statements

Delaware Investments® Minnesota Municipal Bond Funds

5. Components of Net Assets on a Tax Basis (continued)

	Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
Distributions in excess of net investment income	$106,161	$10	$12,465
Accumulated net realized loss	(106,161)	(10)	(12,465)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

Capital loss carryforwards remaining at Aug. 31, 2015 will expire as follows:

Year of expiration	Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
2017	$—	$—	$83,961
2018	—	—	2,974,512

Total	$—	$—	$3,058,473

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Losses incurred that will be carried forward under the Act are as follows:

	Loss carryforward character
	Short-term	Long-term
Delaware Tax-Free Minnesota Fund	$2,138,010	$624,384
Delaware Tax-Free Minnesota Intermediate Fund	145,774	—
Delaware Minnesota High-Yield Municipal Bond Fund	743,481	1,137,163

86

In 2015, the Funds utilized capital loss carryforwards as follows:

	Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
Capital loss carryforwards utilized	$1,452,993	$194,821	$498,660

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Tax-Free Minnesota Fund		Delaware Tax-Free Minnesota Intermediate Fund		Delaware Minnesota High-Yield Municipal Bond Fund
	Year ended		Year ended		Year ended
	8/31/15	8/31/14	8/31/15	8/31/14	8/31/15	8/31/14
Shares sold:
Class A	1,798,126	1,943,462	875,739	1,190,344	1,810,912	1,749,743
Class C	554,042	338,752	135,340	112,022	394,131	288,536
Institutional Class	1,311,449	1,389,451	218,794	227,004	856,436	607,167

Shares issued upon reinvestment of dividends and distributions:
Class A	1,109,147	1,352,756	206,393	227,528	312,703	347,473
Class B	74	1,901	—	—	126	2,708
Class C	84,130	93,759	21,032	26,463	72,841	81,961
Institutional Class	72,360	8,142	7,994	840	40,477	1,989

	4,929,328	5,128,223	1,465,292	1,784,201	3,487,626	3,079,577

Shares redeemed:
Class A	(4,572,539)	(8,748,013)	(1,535,695)	(1,730,738)	(1,755,989)	(2,982,941)
Class B	(36,119)	(61,275)	—	—	(48,250)	(84,153)
Class C	(320,507)	(738,325)	(227,258)	(361,678)	(466,331)	(636,359)
Institutional Class	(220,610)	(13,194)	(44,335)	(18,049)	(122,603)	(14,395)

	(5,149,775)	(9,560,807)	(1,807,288)	(2,110,465)	(2,393,173)	(3,717,848)

Net increase (decrease)	(220,447)	(4,432,584)	(341,996)	(326,264)	1,094,453	(638,271)

87

Notes to financial statements

Delaware Investments® Minnesota Municipal Bond Funds

6. Capital Shares (continued)

For the years ended Aug. 31, 2015 and 2014, the following shares and values were converted from Class B to Class A. The amounts are included in Class B redemptions, and Class A subscriptions in the tables on the previous page and the “Statements of changes in net assets.”

	Class B Shares	Year ended 8/31/15 Class A Shares	Value	Class B Shares	Year ended 8/31/14 Class A Shares	Value
Delaware Tax-Free Minnesota Fund	28,929	28,957	$366,598	30,058	31,113	$371,303
Delaware Minnesota High-Yield Municipal Bond Fund	23,383	23,431	254,934	23,300	23,364	245,373

Certain shareholders may exchange shares of one class of shares for another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the tables on the previous page, and the “Statements of changes in net assets.” For the years ended Aug. 31, 2015 and 2014, the Funds had the following exchange transactions:

	Year ended
	8/31/15
	Exchange Redemptions			Exchange Subscriptions
	Class A Shares	Class C Shares	Value	Class A Shares	Institutional Class Shares	Value
Delaware Tax-Free Minnesota Fund	2,080	2,255	$55,257	—	4,348	$55,257
Delaware Tax-Free Minnesota Intermediate Fund	—	1,832	20,911	1,838	—	20,911
Delaware Minnesota High-Yield Municipal Bond Fund	3,147	—	34,186	—	3,154	34,186

	Year ended
	8/31/14
	Exchange Redemptions		Exchange Subscriptions
	Class A Shares	Value	Institutional Class Shares	Value
Delaware Tax-Free Minnesota Fund	20,896	$ 262,760	20,971	$ 262,760
Delaware Tax-Free Minnesota Intermediate Fund	112,227	1,262,654	112,447	1,262,654

88

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 10, 2014.

On Nov. 10, 2014, each Fund, along with the other Participants, entered into an amendment to the agreement for a $275,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 9, 2015.

The Funds had no amounts outstanding as of Aug. 31, 2015, or at any time during the year then ended.

8. Geographic, Credit, and Market Risks

The Funds concentrate their investments in securities issued by municipalities, mainly in Minnesota, and may be subject to geographic concentration risk. In addition, the Funds have the flexibility to invest in issuers in U.S. territories and possessions such as the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and Guam whose bonds are also free of federal and individual state income taxes.

The value of the Funds’ investments may be adversely affected by new legislation within the state or, U.S. territories, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no certainty that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in each Fund. At Aug. 31, 2015, the percentages of each Fund’s net assets insured by bond insurers are listed below, and these securities have been identified in the “Schedules of investments.”

Delaware Tax-Free Minnesota Fund	Delaware Tax-Free Minnesota Intermediate Fund	Delaware Minnesota High-Yield Municipal Bond Fund
8.67%	9.78%	5.89%

Each Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC (S&P) and lower than Baa3 by Moody’s Investors Service Inc. (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

89

Notes to financial statements

Delaware Investments® Minnesota Municipal Bond Funds

8. Geographic, Credit, and Market Risks (continued)

Each Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. Each Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Each Fund may invest in advance refunded bonds, escrow secured bonds, or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” Advance refunded bonds are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities, which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Boards have delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to each Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the “Schedules of investments.”

9. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However,

90

each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

10. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board (FASB) issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after Dec. 15, 2014 and interim periods within those fiscal years. Management has determined that this pronouncement has no impact to each Fund’s financial statements.

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share.” The amendments in this update are effective for the Funds for fiscal years beginning after Dec. 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. At this time, management is evaluating the implications of ASU No. 2015-07 and its impact on the financial statement disclosures has not yet been determined.

11. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Aug. 31, 2015, that would require recognition or disclosure in the Funds’ financial statements.

91

Report of independent registered

public accounting firm

To the Board of Trustees of Voyageur Tax-Free Funds, Voyageur Intermediate Tax-Free Funds and Voyageur Mutual Funds and the Shareholders of Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund and Delaware Minnesota High-Yield Municipal Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Tax-Free Minnesota Fund (constituting Voyageur Tax-Free Funds), Delaware Tax-Free Minnesota Intermediate Fund (constituting Voyageur Intermediate Tax-Free Funds) and Delaware Minnesota High-Yield Municipal Bond Fund (one of the series constituting Voyageur Mutual Funds) (hereafter collectively referred to as the “Funds”) at August 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 22, 2015

92

Other Fund information (Unaudited)

Delaware Investments® Minnesota Municipal Bond Funds

Tax Information

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Funds. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Aug. 31, 2015, each Fund reports distributions paid during the year as follows:

	(A) Ordinary Income Distributions (Tax Basis)	(B) Tax-Exempt Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
Delaware Tax-Free Minnesota Fund	0.66%	99.34%	100.00%
Delaware Tax-Free Minnesota Intermediate Fund	—	100.00%	100.00%
Delaware Minnesota High-Yield Municipal Bond Fund	0.48%	99.52%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Proxy Results

At Joint Special Meetings of Shareholders of Voyageur Tax Free Funds, on behalf of Delaware Tax-Free Minnesota Fund, held on March 31, 2015, at Joint Special Meetings of Shareholders of Voyageur Intermediate Tax Free Funds, on behalf of Delaware Tax-Free Minnesota Intermediate Fund, held on March 31, 2015 and reconvened to April 21, 2015 and May 12, 2015 for the proposals listed in items (ii) and (iii) below for Delaware Tax-Free Minnesota Intermediate Fund, and at Joint Special Meetings of Shareholders of Voyageur Mutual Funds, on behalf of Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund, held on March 31, 2015 and reconvened to April 21, 2015, May 12, 2015, and June 2, 2015 for the proposals listed in items (ii) and (iii) below for Delaware Minnesota High-Yield Municipal Bond Fund (Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund, each a “Fund” and together the “Funds,” and Voyageur Tax Free Funds, Voyageur Intermediate Tax Free Funds, and Voyageur Mutual Funds, each a “Trust” and together the “Trusts”), the shareholders of the Trusts/the Funds voted to: (i) elect a Board of Trustees for the Trust; (ii) approve the implementation of a

93

Other Fund information (Unaudited)

Delaware Investment® Minnesota Municipal Bond Funds

Proxy Results (continued)

new “manager of managers” order for the Funds; (iii) revise the fundamental investment restriction relating to lending for the Funds; and (iv)(a) revise provisions of each Trust’s Agreement and Declaration of Trust related to documenting the transfer of shares, (iv)(b) revise provisions of each Trust’s Agreement and Declaration of Trust related to shareholder disclosure of certain information upon board demand, and (iv)(c) revise provisions of each Trust’s By-Laws so that Delaware law will apply to matters related to proxies. At the meeting, the following people were elected to serve as Independent Trustees: Thomas L. Bennett, Ann D. Borowiec, Joseph W. Chow, John A. Fry, Lucinda S. Landreth, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Janet L. Yeomans, and J. Richard Zecher. In addition, Patrick P. Coyne was elected to serve as an Interested Trustee.

The following proposals were submitted for a vote of the shareholders:

1. To elect a Board of Trustees for each Trust.

A quorum of shares outstanding of the Funds of each Trust was present, and the votes passed with a plurality of these Shares.

Voyageur Tax Free Funds

	Shares Voted For	% of Outstanding Shares	% of Shares Voted	Shares Withheld	% of Outstanding Shares	% of Shares Voted
Thomas L. Bennett	28,192,113.751	63.443%	97.063%	853,178.228	1.920%	2.937%
Ann D. Borowiec	28,127,307.797	63.297%	96.839%	917,984.182	2.066%	3.161%
Joseph W. Chow	28,215,515.587	63.495%	97.143%	829,776.392	1.867%	2.857%
Patrick P. Coyne	28,186,300.611	63.430%	97.043%	858,991.368	1.933%	2.957%
John A. Fry	28,218,865.814	63.503%	97.155%	826,426.165	1.860%	2.845%
Lucinda S. Landreth	28,199,951.384	63.460%	97.090%	845,340.595	1.902%	2.910%
Frances A. Sevilla-Sacasa	28,184,930.875	63.427%	97.038%	860,361.104	1.936%	2.962%
Thomas K. Whitford	28,216,177.787	63.497%	97.145%	829,114.192	1.866%	2.855%
Janet L. Yeomans	28,209,140.298	63.481%	97.121%	836,151.681	1.882%	2.879%
J. Richard Zecher	28,167,948.428	63.388%	96.979%	877,343.551	1.974%	3.021%

94

Voyageur Intermediate Tax Free Funds

	Shares Voted For	% of Outstanding Shares	% of Shares Voted	Shares Withheld	% of Outstanding Shares	% of Shares Voted
Thomas L. Bennett	5,414,400.958	59.626%	99.242%	41,349.806	0.455%	0.758%
Ann D. Borowiec	5,402,723.958	59.498%	99.028%	53,026.806	0.584%	0.972%
Joseph W. Chow	5,413,849.958	59.620%	99.232%	41,900.806	0.461%	0.768%
Patrick P. Coyne	5,414,400.958	59.626%	99.242%	41,349.806	0.455%	0.758%
John A. Fry	5,411,577.958	59.595%	99.190%	44,172.806	0.486%	0.810%
Lucinda S. Landreth	5,402,723.958	59.498%	99.028%	53,026.806	0.584%	0.972%
Frances A. Sevilla-Sacasa	5,413,566.958	59.617%	99.227%	42,183.806	0.465%	0.773%
Thomas K. Whitford	5,414,400.958	59.626%	99.242%	41,349.806	0.455%	0.758%
Janet L. Yeomans	5,410,129.958	59.579%	99.164%	45,620.806	0.502%	0.836%
J. Richard Zecher	5,413,005.958	59.611%	99.217%	42,744.806	0.471%	0.783%

Voyageur Mutual Funds

	Shares Voted For	% of Outstanding Shares	% of Shares Voted	Shares Withheld	% of Outstanding Shares	% of Shares Voted
Thomas L. Bennett	77,276,795.607	65.123%	98.335%	1,308,193.317	1.102%	1.665%
Ann D. Borowiec	77,397,915.799	65.225%	98.489%	1,187,073.125	1.000%	1.511%
Joseph W. Chow	77,285,371.301	65.130%	98.346%	1,299,617.623	1.095%	1.654%
Patrick P. Coyne	77,395,165.343	65.222%	98.486%	1,189,823.581	1.003%	1.514%
John A. Fry	77,394,790.343	65.222%	98.485%	1,190,198.581	1.003%	1.515%
Lucinda S. Landreth	77,370,351.799	65.202%	98.454%	1,214,637.125	1.024%	1.546%
Frances A. Sevilla-Sacasa	77,375,937.301	65.206%	98.461%	1,209,051.623	1.019%	1.539%
Thomas K. Whitford	77,381,528.607	65.211%	98.469%	1,203,460.317	1.014%	1.531%
Janet L. Yeomans	77,362,190.845	65.195%	98.444%	1,222,798.079	1.030%	1.556%
J. Richard Zecher	77,388,843.343	65.217%	98.478%	1,196,145.581	1.008%	1.522%

95

Other Fund information (Unaudited)

Delaware Investments® Minnesota Municipal Bond Funds

Proxy Results (continued)

2. To approve the implementation of a new “manager of managers” order.

A quorum of the shares outstanding of the Funds was present, and the votes passed with the required majority of those shares. The results were as follows:

Delaware Tax-Free Minnesota Fund

Shares voted for	19,862,714.671
Percentage of outstanding shares	44.699%
Percentage of shares voted	68.385%
Shares voted against	731,641.413
Percentage of outstanding shares	1.646%
Percentage of shares voted	2.519%
Shares abstained	1,126,924.995
Percentage of outstanding shares	2.536%
Percentage of shares voted	3.880%
Broker non-votes	7,324,010.900

Delaware Tax-Free Minnesota Intermediate Fund

Shares voted for	4,347,572.247
Percentage of outstanding shares	47.878%
Percentage of shares voted	71.664%
Shares voted against	80,301.439
Percentage of outstanding shares	0.884%
Percentage of shares voted	1.324%
Shares abstained	174,650.941
Percentage of outstanding shares	1.923%
Percentage of shares voted	2.879%
Broker non-votes	1,464,085.000

Delaware Minnesota High-Yield Municipal Bond Fund

Shares voted for	7,493,151.634
Percentage of outstanding shares	48.847%
Percentage of shares voted	70.248%
Shares voted against	349,802.640
Percentage of outstanding shares	2.280%
Percentage of shares voted	3.279%
Shares abstained	307,369.815
Percentage of outstanding shares	2.004%
Percentage of shares voted	2.882%
Broker non-votes	2,516,382.000

96

3. To revise the fundamental investment restriction relating to lending.

A quorum of the shares outstanding of the Funds was present, and the votes passed with the required majority of those shares. The results were as follows:

Delaware Tax-Free Minnesota Fund

Shares voted for	19,615,881.219
Percentage of outstanding shares	44.143%
Percentage of shares voted	67.535%
Shares voted against	809,881.878
Percentage of outstanding shares	1.823%
Percentage of shares voted	2.788%
Shares abstained	1,295,516.982
Percentage of outstanding shares	2.915%
Percentage of shares voted	4.460%
Broker non-votes	7,324,011.900

Delaware Tax-Free Minnesota Intermediate Fund

Shares voted for	4,276,093.793
Percentage of outstanding shares	47.091%
Percentage of shares voted	70.486%
Shares voted against	113,674.877
Percentage of outstanding shares	1.252%
Percentage of shares voted	1.874%
Shares abstained	212,756.957
Percentage of outstanding shares	2.343%
Percentage of shares voted	3.507%
Broker non-votes	1,464,084.000

Delaware Minnesota High-Yield Municipal Bond Fund

Shares voted for	7,470,543.121
Percentage of outstanding shares	48.700%
Percentage of shares voted	70.036%
Shares voted against	360,118.559
Percentage of outstanding shares	2.348%
Percentage of shares voted	3.376%
Shares abstained	319,663.409
Percentage of outstanding shares	2.084%
Percentage of shares voted	2.997%
Broker non-votes	2,516,381.000

97

Other Fund information (Unaudited)

Delaware Investments® Minnesota Municipal Bond Funds

Proxy Results (continued)

4. (a) To revise provisions of each Trust’s Agreement and Declaration of Trust related to documenting the transfer of shares.

A quorum of the shares outstanding of each Trust was present, and the votes passed with a majority of those shares. The results were as follows:

Voyageur Tax Free Funds

Shares voted for	19,878,549.162
Percentage of outstanding shares	44.734%
Percentage of shares voted	68.440%
Shares voted against	527,817.727
Percentage of outstanding shares	1.188%
Percentage of shares voted	1.817%
Shares abstained	1,314,914.190
Percentage of outstanding shares	2.959%
Percentage of shares voted	4.527%
Broker non-votes	7,324,010.900

Voyageur Intermediate Tax Free Funds

Shares voted for	3,203,440.214
Percentage of outstanding shares	35.278%
Percentage of shares voted	58.717%
Shares voted against	60,955.137
Percentage of outstanding shares	0.671%
Percentage of shares voted	1.117%
Shares abstained	109,748.413
Percentage of outstanding shares	1.209%
Percentage of shares voted	2.012%
Broker non-votes	2,081,607.000

Voyageur Mutual Funds

Shares voted for	53,350,588.915
Percentage of outstanding shares	44.960%
Percentage of shares voted	67.889%
Shares voted against	1,291,148.802
Percentage of outstanding shares	1.088%
Percentage of shares voted	1.643%
Shares abstained	1,136,878.207
Percentage of outstanding shares	0.958%
Percentage of shares voted	1.447%
Broker non-votes	22,806,373.000

98

4. (b) To revise provisions of each Trust’s Agreement and Declaration of Trust related to shareholder disclosure of certain information upon board demand.

A quorum of the shares outstanding of each Trust was present, and the votes passed with a majority of those shares. The results were as follows:

Voyageur Tax Free Funds

Shares voted for	19,528,956.635
Percentage of outstanding shares	43.947%
Percentage of shares voted	67.236%
Shares voted against	775,935.255
Percentage of outstanding shares	1.746%
Percentage of shares voted	2.671%
Shares abstained	1,416,386.189
Percentage of outstanding shares	3.187%
Percentage of shares voted	4.876%
Broker non-votes	7,324,013.900

Voyageur Intermediate Tax Free Funds

Shares voted for	3,182,422.012
Percentage of outstanding shares	35.046%
Percentage of shares voted	58.332%
Shares voted against	73,552.978
Percentage of outstanding shares	0.810%
Percentage of shares voted	1.348%
Shares abstained	118,168.774
Percentage of outstanding shares	1.301%
Percentage of shares voted	2.166%
Broker non-votes	2,081,607.000

Voyageur Mutual Funds

Shares voted for	53,435,861.658
Percentage of outstanding shares	45.031%
Percentage of shares voted	67.998%
Shares voted against	1,312,655.329
Percentage of outstanding shares	1.106%
Percentage of shares voted	1.670%
Shares abstained	1,030,092.937
Percentage of outstanding shares	0.868%
Percentage of shares voted	1.311%
Broker non-votes	22,806,379.000

99

Other Fund information (Unaudited)

Delaware Investments® Minnesota Municipal Bond Funds

Proxy Results (continued)

4. (c) To revise provisions of each Trust’s By-Laws so that Delaware law will apply to matters related to proxies.

A quorum of the shares outstanding of each Trust was present, and the votes passed with a majority of those shares. The results were as follows:

Voyageur Tax Free Funds

Shares voted for	19,812,831.380
Percentage of outstanding shares	44.586%
Percentage of shares voted	68.214%
Shares voted against	604,738.501
Percentage of outstanding shares	1.361%
Percentage of shares voted	2.082%
Shares abstained	1,303,711.198
Percentage of outstanding shares	2.934%
Percentage of shares voted	4.489%
Broker non-votes	7,324,010.900

Voyageur Intermediate Tax Free Fund

Shares voted for	3,222,543.580
Percentage of outstanding shares	35.488%
Percentage of shares voted	59.067%
Shares voted against	65,725.764
Percentage of outstanding shares	0.724%
Percentage of shares voted	1.205%
Shares abstained	85,875.420
Percentage of outstanding shares	0.946%
Percentage of shares voted	1.574%
Broker non-votes	2,081,606.000

Voyageur Mutual Funds

Shares voted for	54,268,750.116
Percentage of outstanding shares	45.733%
Percentage of shares voted	69.057%
Shares voted against	486,387.431
Percentage of outstanding shares	0.410%
Percentage of shares voted	0.619%
Shares abstained	1,023,482.377
Percentage of outstanding shares	0.863%
Percentage of shares voted	1.302%
Broker non-votes	22,806,369.000

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Board Consideration of Delaware Minnesota High-Yield Municipal Bond Fund, Delaware Tax-Free Minnesota Fund, and Delaware Tax-Free Minnesota Intermediate Fund Investment Management Agreements

At a meeting held on Aug. 18-20, 2015 (the “Annual Meeting”), the Boards of Trustees (collectively referred to here as the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for Delaware Minnesota High-Yield Municipal Bond Fund, Delaware Tax-Free Minnesota Fund, and Delaware Tax-Free Minnesota Intermediate Fund (each, a “Fund” and together, the “Funds”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreements with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Funds; the costs of such services to the Funds; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2015 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared each Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of each Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. They also engaged a consultant to assist them in analyzing portions of the data presented and received. The Independent Trustees reviewed and discussed with such consultant two reports prepared by the consultant with respect to such data. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent, and Quality of Service. The Board considered the services provided by DMC to each Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Funds; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Funds’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while

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Other Fund information (Unaudited)

Delaware Investment® Minnesota Municipal Bond Funds

Board Consideration of Delaware Minnesota High-Yield Municipal Bond Fund, Delaware Tax-Free Minnesota Fund, and Delaware Tax-Free Minnesota Intermediate Fund Investment Management Agreements (continued)

maintaining service levels committed to fund matters. The Board noted that, in the third and fourth quarters of 2013, Management reduced the maximum 12b-1 fee for certain funds, and in November 2013 Management negotiated a substantial reduction in fees for fund accounting services provided to the Funds. The Board noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds, and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by DMC.

Investment Performance. The Board placed significant emphasis on the investment performance of the Funds in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/ worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended March 31, 2015. The Board’s objective is that each Fund’s performance for the periods considered be at or above the median of its Performance Universe.

Delaware Tax-Free Minnesota Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional Minnesota municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 10-year period was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free Minnesota Intermediate Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional “other states” intermediate municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Minnesota High-Yield Municipal Bond Fund – Lipper currently classifies the Fund as a Minnesota municipal debt fund. However, Management believes that it would be more appropriate to include the Fund in the high yield municipal debt funds category, which would provide a comparison to a representative peer group based on credit quality instead of a peer group based on state of issuance. Accordingly, the Lipper report prepared for the Fund compares the Fund’s performance to two separate Performance Universes – one consisting of the Fund and all retail and institutional Minnesota municipal

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debt funds and the other consisting of the Fund and all retail and institutional high yield municipal debt funds. When compared to other Minnesota municipal debt funds, the Lipper report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 5- and 10-year periods was in the first quartile of its Performance Universe. When compared to other high yield municipal debt funds, the Lipper report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the fourth quartile of the Performance Universe and the Fund’s total return for the 10-year period was in the second quartile of its Performance Universe. The Board observed that, when compared to other high yield municipal debt funds, the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and to meet the Board’s performance objective.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of each Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to DMC for non-management services. The Board’s objective is to limit each Fund’s total expense ratio to be competitive with that of the Expense Group.

Delaware Tax-Free Minnesota Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered waivers in place through Dec. 29, 2015 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free Minnesota Intermediate Fund – The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered waivers in place through Dec. 29, 2015 and various initiatives implemented by Management, such as the outsourcing of certain transfer agency services and a negotiation of lower fees for fund accounting services, which had created an opportunity

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Other Fund information (Unaudited)

Delaware Investment® Minnesota Municipal Bond Funds

Board Consideration of Delaware Minnesota High-Yield Municipal Bond Fund, Delaware Tax-Free Minnesota Fund, and Delaware Tax-Free Minnesota Intermediate Fund Investment Management Agreements (continued)

for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Minnesota High-Yield Municipal Bond Fund – When compared to other Minnesota municipal debt funds, the expense comparisons for the Fund showed that its actual management fee was in the quartile with the second highest expenses in its Expense Group and its total expenses were in the quartile with the highest expenses of the Expense Group. When compared to other high yield municipal debt funds, the expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of the Expense. The Board noted that, when compared to other Minnesota municipal debt funds, the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through Dec. 29, 2015 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Management Profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of Scale. The Trustees considered whether economies of scale are realized by DMC as each Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under each Fund’s management contract fell within the standard structure. The Board also noted that Delaware Tax-Free Minnesota Fund’s assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under

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the Investment Management Agreement provides a sharing of benefits with Delaware Tax-Free Minnesota Fund and its shareholders. Although Delaware Tax-Free Minnesota Intermediate Fund and Delaware Minnesota High-Yield Municipal Bond Fund have not reached a size at which they can take advantage of breakpoints, the Board recognized that each Fund’s fee was structured so that when the Fund grows, economies of scale may be shared.

105

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 1, 2015 President and Chief Executive Officer since August 20, 2015
Independent Trustees
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chairman and Trustee	Trustee since March 2005 Chairman since March 1, 2015
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 31, 2015
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013

[1]	Shawn K. Lytle is considered to bean “Interested Trustee“ because he is an executive officer of the Fund’s(s’) investment advisor.

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for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Shawn K. Lytle has served as President of Delaware Investments[2] since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	64	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)

Private Investor (March 2004–Present)	64	Director — Bryn Mawr Bank Corp. (BMTC) (2007–2011)
Chief Executive Officer Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) – J.P. Morgan Chase & Co.	64	None
Executive Vice President (Emerging Economies Strategies, Risks, and Corporate Administration) State Street Corporation (July 2004–March 2011)	64	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004–2014)

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

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Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011

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Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	64	Director — Hershey Trust Company Director, Audit Committee, and Governance Committee Member — Community Health Systems Director — Drexel Morgan & Co.
Private Investor (2004–Present)	64	None
Chief Executive Officer — Banco Itaú International (April 2012–Present) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	64	Trust Manager and Audit Committee Member — Camden Property Trust

109

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999

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Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice Chairman (2010–April 2013), Chief Administrative Officer (2008–2010), and Executive Vice President and Chief Administrative Officer (2007–2009) — PNC Financial Services Group	64	Director — HSBC Finance Corporation and HSBC North America Holdings Inc. Director — HSBC Bank
Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	64	Director, Audit and Compliance Committee Chair, Investment Committee Member, and Governance Committee Member — Okabena Company Chair — 3M Investment Management Company (2005–2012)

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Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Officers
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President since May 2013; General Counsel since May 2015; Secretary since October 2005
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

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Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

David F. Connor has served as Senior Vice President of the Fund(s) and the investment advisor since 2013, General Counsel of the Fund(s) and the investment advisor since 2015, and Secretary of the Fund(s) and the investment advisor since 2005.	64	None[3]
Daniel V. Geatens has served as Vice President and Treasurer of the Fund(s) since 2007 and Vice President and Director of Financial Administration of the investment advisor since 2010.	64	None[3]
Richard Salus has served as Senior Vice President and Chief Financial Officer of the Fund(s) and the investment advisor since 2006.	64	None[3]

[3]	David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

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About the organization

Board of trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Investments®

Family of Funds

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Investments

Family of Funds

Private Investor

Rosemont, PA

	Ann D. Borowiec Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY Joseph W. Chow Former Executive Vice President State Street Corporation Brookline, MA	John A. Fry President Drexel University Philadelphia, PA Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY

Frances A.

Sevilla-Sacasa

Chief Executive Officer

Banco Itaú

International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and

Treasurer

3M Corporation

St. Paul, MN

Affiliated officers
David F. Connor Senior Vice President, General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Tax-Free Minnesota Fund, Delaware Tax-Free Minnesota Intermediate Fund, and Delaware Minnesota High-Yield Municipal Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Forms N-Q are available without charge on the Funds’ website at delawareinvestments.com. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

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Annual report

Fixed income mutual funds

Delaware Tax-Free USA Fund

Delaware Tax-Free USA Intermediate Fund

Delaware National High-Yield Municipal Bond Fund

August 31, 2015

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund at delawareinvestments.com.

Manage your investments online

●	24-hour access to your account information
●	Obtain share prices
●	Check your account balance and recent transactions
●	Request statements or literature
●	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Neither Delaware Investments nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Unless otherwise noted, views expressed herein are current as of Aug. 31, 2015, and subject to change for events occurring after such date.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2015 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware Investments® National Tax-Free Funds	September 8, 2015

Performance preview (for the year ended August 31, 2015)

Delaware Tax-Free USA Fund (Class A shares)	1-year return	+3.09%

Barclays Municipal Bond Index (benchmark)	1-year return	+2.52%

Lipper General & Insured Municipal Debt Funds Average	1-year return	+2.28%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free USA Fund, please see the table on page 5.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. The Lipper General & Insured Municipal Debt Funds Average compares funds that either invest primarily in municipal debt issues in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment.

Please see page 8 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free USA Intermediate Fund (Class A shares)	1-year return	+1.46%

Barclays 3–15 Year Blend Municipal Bond Index (benchmark)	1-year return	+2.02%

Lipper Intermediate Municipal Debt Funds Average	1-year return	+0.74%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free USA Intermediate Fund, please see the table on page 9. The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. The Lipper Intermediate Municipal Debt Funds Average compares funds that invest in municipal debt issues with dollar-weighted average maturities of 5 to 10 years.

Please see page 11 for a description of the Index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware National High-Yield Municipal Bond Fund (Class A shares)	1-year return	+4.83%

Barclays Municipal Bond Index (benchmark)	1-year return	+2.52%

Lipper High Yield Municipal Debt Funds Average	1-year return	+3.88%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware National High-Yield Municipal Bond Fund, please see the table on page 12.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. The Lipper High Yield Municipal Debt Funds Average compares funds that invest at least 50% of assets in lower-rated municipal debt issues.

Please see page 14 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Portfolio management review

Delaware Investments® National Tax-Free Funds

Economic backdrop

The U.S. economy continued to grow steadily throughout the Funds’ fiscal year ended Aug. 31, 2015. The economy benefited from increased business investment and consumer spending, made possible in part by a sharp drop in the price of oil. A steadily improving job market also lifted consumer optimism. As of August 2015, the national jobless rate was 5.1%, down a full percentage point from a year earlier and the lowest level since early 2008. (Source: U.S. Labor Department.)

In the third quarter of 2014, U.S. gross domestic product (GDP) – a measure of national economic output – grew by a rapid 4.3% annual pace. This was followed by a 2.1% expansion in the fourth quarter of 2014. In the first quarter of 2015, the economy significantly slowed, as bad winter weather and shipping disruptions at West Coast ports depressed economic activity. These trends reversed in the second quarter of 2015, with continued strength in consumer spending helping to grow the economy by an estimated 3.7% in April–June. (Source: U.S. Commerce Department.)

With the U.S. economy strengthening and inflation well contained, the U.S. Federal Reserve finally ended its quantitative-easing economic stimulus plan in October 2014. The Fed maintained its target short-term rate at essentially zero – where it has been since 2008 – for the duration of the Funds’ fiscal year. However, as the period ended, investors widely anticipated a rate increase even as emerging concerns about the global economy added uncertainty to the central bank’s timetable.

Municipal bond market conditions

Municipal bonds produced positive returns overall for the Funds’ fiscal year. Over the entire period, bonds with longer maturity dates outperformed their shorter-maturity counterparts, while lower-

rated bonds offering higher yields fared better than higher-rated, lower yielding issues.

Municipal bond returns, by maturity and credit quality, for the 12 months ended Aug. 31, 2015, were as follows:

Maturity

5 years	1.18%
10 years	2.47%
22+ years	4.02%
Credit quality

AAA	1.85%
AA	2.40%
A	2.75%
BBB	3.92%

Source: Barclays

One exception to this trend came from bonds with credit ratings below BBB – also known as below-investment-grade, or high yield, bonds – which had flat returns, as measured by the Barclays High-Yield Municipal Bond Index, which tracks the total return performance of the long-term, non-investment-grade tax-exempt bond market. Nearly all of this relative underperformance, however, was caused by the weakness of bonds affiliated with Puerto Rico, which make up approximately 24% of the index. (Bonds issued by U.S. territories are exempt from federal, state, and local income taxes for residents of all 50 states.) Puerto Rico’s longstanding credit problems worsened during the Funds’ fiscal year, as the commonwealth filed for bankruptcy protection in July 2015. If Puerto Rico bonds were removed from the index, high yield returns would have kept with the credit trend by posting gains of 6.75%.

Of the Funds profiled in this report, only Delaware National High-Yield Municipal Bond Fund had any exposure to Puerto Rican bonds. In that Fund’s portfolio, we held a small position in debt for Hospital Auxilio Mutuo, whose credit quality we concluded was relatively insulated from Puerto

Rico’s financial difficulties. In fact, these bonds declined only modestly during the 12-month period, far outperforming the average Puerto Rico bond for the same time frame.

Toward the end of the Funds’ fiscal year, the market environment shifted for municipal bond investors. Uncertainty grew about the global economy – especially with respect to China and other emerging markets – causing increased market volatility, as investors became more risk averse. Accordingly, shorter-dated, higher-rated tax-exempt bonds returned to favor, while longer-maturity, lower-quality issues found themselves at a relative disadvantage as the period ended.

Demand for municipal bonds was robust as the fiscal year began, but tailed off as the period progressed. Toward the end of the period, however, municipal bond fund outflows grew as investors began to anticipate an increase in the Fed’s target short-term interest rate. Meanwhile, the supply of new long-term municipal debt remained constrained. Despite considerable issuance, much of the new supply consisted of debt refinancing, as issuers took advantage of still-low borrowing costs to lower their long-term interest expenses.

Sticking to our strategy

For all three Funds discussed in this report, we maintained the consistent management approach we follow in all types of market conditions, relying on a bottom-up investment strategy. We evaluate securities one at a time, working with our credit analysts to determine through careful research which bonds we believe offer our shareholders the most favorable risk-reward trade-off and income potential.

Applying this approach, we continued to favor bonds with lower-investment-grade or below-investment-grade credit ratings, the segment in which we believe our credit research capabilities may prove most beneficial. Delaware Tax-Free USA Fund and Delaware Tax-Free USA

Intermediate Fund maintained sizeable allocations to bonds with credit ratings of A and BBB – the two lowest tiers of the investment grade bond universe – as well as to below-investment-grade bonds. By prospectus, up to 20% of the net assets of Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund can be held in this latter category. We used a substantial portion of this allotment, as we identified various lower-rated bonds that we believed appeared poised to benefit from credit improvement.

Meanwhile, reflecting its different mandate, Delaware National High-Yield Municipal Bond Fund has substantial flexibility to invest in bonds with below-investment-grade credit ratings. At fiscal year end, 51.44% of its portfolio was invested in bonds with credit ratings of BB or lower, up from the 43.66% at the start of the period.

Throughout the period, we maintained a roughly neutral duration (interest rate) stance in all three Funds relative to their benchmarks. This approach reflected our belief in our disciplined credit selection process, rather than any attempt to anticipate the direction of interest rates. The Funds purchased new bonds across various sectors during the fiscal year, including the charter school and healthcare sectors – two areas where we have substantial credit research experience. When appropriate, we tended to favor longer-dated bonds for what we identified as their increased performance potential.

Within the Funds

In keeping with the performance trends mentioned earlier, bonds with lower credit ratings and longer maturity dates tended to outperform higher-quality, shorter-dated issues for the fiscal year. The Funds’ strongest-performing holdings generally conformed to those trends.

All three Funds benefited from holding Southwestern Illinois Development Authority bonds for Memorial Hospital. These bonds, rated

Portfolio management review

Delaware Investments® National Tax-Free Funds

BB+ by Standard & Poor’s and maturing in 2043, generated a strong return due to their relatively long maturity dates and below-investment-grade credit rating. The issuer’s plans to affiliate with a higher-rated hospital also attracted investors.

A strong-performing position in Louisiana Public Facilities Authority bonds for the Southwest Louisiana Charter Academy in Lake Charles helped Delaware Tax-Free USA Fund. These nonrated bonds, which offered a yield exceeding 8% and were due to mature in 2043, rose 16% for the period.

Holdings in New Jersey Economic Development Authority revenue bonds for Continental Airlines lifted the results of Delaware Tax-Free USA Intermediate Fund. These corporate-backed bonds, rated B+ and maturing in 2030, benefited from both the strong backdrop for lower-rated issues as well as the airline industry’s continued recovery.

Besides benefiting from the Illinois hospital bonds mentioned earlier, Delaware National High-Yield Municipal Bond Fund saw strong results from Illinois Finance Authority revenue bonds for the Admiral at the Lake Project, a senior housing facility in Chicago. The price of these nonrated bonds, due to mature in 2046, rose 16%.

In what was a generally strong year for municipal bonds, most of the Funds’ weakest performers turned in flat to modestly negative returns. Relative to their respective benchmarks, both Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund were hampered by positions in New Jersey Transportation Trust Fund bonds. New Jersey–backed debt struggled during the period, as the state’s credit rating was downgraded multiple times in response to its burdensome pension obligations and worsening financial situation.

Maryland Economic Development Corporation bonds for the CNX Marine Terminals, a coal shipment terminal facility in Baltimore, also detracted. These bonds, which all three Funds held, returned -2%, as weak commodity prices weighed on the issuer.

Of final note, Delaware National High-Yield Municipal Bond Fund was hurt by Lake County, Fla., industrial development revenue bonds for the Cranes View Lodge continuing care retirement community project. Despite this issue’s lower credit rating and longer maturity date – two generally positive factors during the period – the bonds struggled with a -3% return, due to construction delays that pushed back the opening of a new facility. The Fund continued to own the bonds at the end of its fiscal year, however, as we still saw the potential for good long-term value in the securities.

Performance summaries

Delaware Tax-Free USA Fund	August 31, 2015

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2015
	1 year	5 years	10 years	Lifetime
Class A (Est. Jan. 11, 1984)
Excluding sales charge	+3.09%	+4.54%	+4.34%	n/a
Including sales charge	-1.55%	+3.58%	+3.87%	n/a
Class C (Est. Nov. 29, 1995)
Excluding sales charge	+2.23%	+3.76%	+3.55%	n/a
Including sales charge	+1.24%	+3.76%	+3.55%	n/a
Institutional Class (Est. Dec. 31, 2008)
Excluding sales charge	+3.26%	+4.77%	n/a	+7.28%
Including sales charge	+3.26%	+4.77%	n/a	+7.28%
Barclays Municipal Bond Index*	+2.52%	+3.96%	+4.49%	+5.92%

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 7. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate, currently 0.24% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Performance summaries

Delaware Tax-Free USA Fund

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Bond ratings are determined by a nationally recognized statistical rating organization.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2 The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.56% of the Fund’s average daily net assets from Sept. 1, 2014 through Aug. 31, 2015.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class

Total annual operating expenses	0.96%	1.72%	0.72%
(without fee waivers)
Net expenses	0.80%	1.56%	0.56%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

*The contractual waiver period is from Dec. 27, 2013, through Dec. 29, 2015.

Performance summaries

Delaware Tax-Free USA Fund

Performance of a $10,000 investment1

Average annual total returns from Aug. 31, 2005, through Aug. 31, 2015

For period beginning Aug. 31, 2005, through Aug. 31, 2015	Starting value	Ending value
Barclays Municipal Bond Index	$10,000	$15,513
Delaware Tax-Free USA Fund — Class A shares	$9,550	$14,612

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2005, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 7. Please note additional details on pages 5 through 8.

The graph also assumes $10,000 invested in the Barclays Municipal Bond Index as of Aug. 31, 2005. The Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DMTFX	245909106
Class C	DUSCX	245909700
Institutional Class	DTFIX	24610H104

Performance summaries
Delaware Tax-Free USA Intermediate Fund	August 31, 2015

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2015
	1 year	5 years	10 years	Lifetime
Class A (Est. Jan. 7, 1993)
Excluding sales charge	+1.46%	+2.87%	+3.67%	n/a
Including sales charge	-1.37%	+2.30%	+3.38%	n/a
Class C (Est. Nov. 29, 1995)
Excluding sales charge	+0.60%	+1.98%	+2.79%	n/a
Including sales charge	-0.39%	+1.98%	+2.79%	n/a
Institutional Class (Est. Dec. 31, 2008)
Excluding sales charge	+1.62%	+3.03%	n/a	+5.12%
Including sales charge	+1.62%	+3.03%	n/a	+5.12%
Barclays 3–15 Year Blend
Municipal Bond Index*	+2.02%	+3.52%	+4.46%	+5.05%

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 10. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 2.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. This fee was contractually limited to 0.15% of average daily net assets from Sept. 1, 2014 through Aug. 31, 2015.* Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

Performance summaries

Delaware Tax-Free USA Intermediate Fund

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

*The contractual waiver period is from Dec. 27, 2013, through Dec. 29, 2015.

2 The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.60% of the Fund’s average daily net assets from Sept. 1, 2014 through Aug. 31, 2015.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class

Total annual operating expenses	0.93%	1.68%	0.68%
(without fee waivers)
Net expenses	0.75%	1.60%	0.60%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

*The contractual waiver period is from Dec. 27, 2013, through Dec. 29, 2015.

Performance of a $10,000 investment1

Average annual total returns from Aug. 31, 2005, through Aug. 31, 2015

For period beginning Aug. 31, 2005, through Aug. 31, 2015	Starting value	Ending value
Barclays 3–15 Year Blend Municipal Bond Index	$10,000	$15,467
Delaware Tax-Free USA Intermediate Fund — Class A shares	$9,725	$13,942

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2005, and includes the effect of a 2.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 10. Please note additional details on pages 9 through 11.

The graph also assumes $10,000 invested in the Barclays 3–15 Year Blend Municipal Bond Index as of Aug. 31, 2005. The Barclays 3–15 Year Blend Municipal Bond Index measures the total return performance of investment grade, U.S. tax-exempt bonds with maturities from 2 to 17 years.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DMUSX	245909304
Class C	DUICX	245909882
Institutional Class	DUSIX	24610H203

Performance summaries
Delaware National High-Yield Municipal Bond Fund	August 31, 2015

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2015
	1 year	5 years	10 years	Lifetime

Class A (Est. Sept. 22, 1986)
Excluding sales charge	+4.83%	+5.87%	+5.26%	n/a
Including sales charge	+0.13%	+4.89%	+4.78%	n/a

Class C (Est. May 26, 1997)
Excluding sales charge	+4.04%	+5.10%	+4.48%	n/a
Including sales charge	+3.04%	+5.10%	+4.48%	n/a

Institutional Class (Est. Dec. 31, 2008)
Excluding sales charge	+5.08%	+6.12%	n/a	+10.86%
Including sales charge	+5.08%	+6.12%	n/a	+10.86%

Barclays Municipal Bond Index*	+2.52%	+3.96%	+4.49%	+5.92%

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 13. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2 The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.60% of the Fund’s average daily net assets from Sept. 1, 2014 through Aug. 31, 2015.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class

Total annual operating expenses	0.99%	1.74%	0.74%
(without fee waivers)
Net expenses	0.85%	1.60%	0.60%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

*The contractual waiver period is from Dec. 27, 2013, through Dec. 29, 2015.

Performance summaries

Delaware National High-Yield Municipal Bond Fund

Performance of a $10,000 investment1

Average annual total returns from Aug. 31, 2005, through Aug. 31, 2015

For period beginning Aug. 31, 2005, through Aug. 31, 2015	Starting value	Ending value
Delaware National High-Yield Municipal Bond Fund — Class A shares	$9,550	$15,948
Barclays Municipal Bond Index	$10,000	$15,513

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2005, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 13. Please note additional details on pages 12 through 14.

The graph also assumes $10,000 invested in the Barclays Municipal Bond Index as of Aug. 31, 2005. The Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	CXHYX	928928241
Class C	DVHCX	928928225
Institutional Class	DVHIX	24610H302

Disclosure of Fund expenses

For the six-month period from March 1, 2015 to August 31, 2015 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from March 1, 2015 to Aug. 31, 2015.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

Disclosure of Fund expenses

For the six-month period from March 1, 2015 to August 31, 2015 (Unaudited)

Delaware Tax-Free USA Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/15	Ending Account Value 8/31/15	Annualized Expense Ratio	Expenses Paid During Period 3/1/15 to 8/31/15*
Actual Fund return†
Class A	$1,000.00	$1,000.70	0.81%	$4.08
Class C	1,000.00	996.90	1.57%	7.90
Institutional Class	1,000.00	1,001.20	0.57%	2.88
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.12	0.81%	$4.13
Class C	1,000.00	1,017.29	1.57%	7.98
Institutional Class	1,000.00	1,022.33	0.57%	2.91

Delaware Tax-Free USA Intermediate Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/15	Ending Account Value 8/31/15	Annualized Expense Ratio	Expenses Paid During Period 3/1/15 to 8/31/15*
Actual Fund return†
Class A	$1,000.00	$998.30	0.76%	$3.83
Class C	1,000.00	994.10	1.61%	8.09
Institutional Class	1,000.00	999.30	0.61%	3.07
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.37	0.76%	$3.87
Class C	1,000.00	1,017.09	1.61%	8.19
Institutional Class	1,000.00	1,022.13	0.61%	3.11

Delaware National High-Yield Municipal Bond Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/15	Ending Account Value 8/31/15	Annualized Expense Ratio	Expenses Paid During Period 3/1/15 to 8/31/15*

Actual Fund return†
Class A	$1,000.00	$1,004.50	0.84%	$4.24
Class C	1,000.00	1,001.70	1.59%	8.02
Institutional Class	1,000.00	1,005.90	0.59%	2.98

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.97	0.84%	$4.28
Class C	1,000.00	1,017.19	1.59%	8.08
Institutional Class	1,000.00	1,022.23	0.59%	3.01

*	“Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Security type / sector / state / territory allocations
Delaware Tax-Free USA Fund	As of August 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	97.28%
Corporate Revenue Bonds	13.68%
Education Revenue Bonds	11.15%
Electric Revenue Bonds	5.13%
Healthcare Revenue Bonds	8.56%
Housing Revenue Bonds	1.19%
Lease Revenue Bonds	2.36%
Local General Obligation Bonds	7.58%
Pre-Refunded/Escrowed to Maturity Bonds	11.52%
Special Tax Revenue Bonds	12.31%
State General Obligation Bonds	6.82%
Transportation Revenue Bonds	12.02%
Water & Sewer Revenue Bonds	4.96%
Short-Term Investments	1.41%
Total Value of Securities	98.69%
Receivables and Other Assets Net of Liabilities	1.31%
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free USA Fund held bonds issued by or on behalf of territories and the states of the U.S. as follows:

State / territory	Percentage of net assets
Alabama	1.18%
Alaska	0.61%
Arizona	2.23%
California	13.61%
Colorado	1.03%
Connecticut	1.25%
Florida	1.62%
Georgia	2.42%
Hawaii	0.51%
Illinois	4.12%
Indiana	1.27%
Kansas	0.17%
Louisiana	1.70%
Maryland	2.08%
Massachusetts	2.94%
Minnesota	0.60%
Mississippi	1.14%
Missouri	4.15%
Nevada	0.69%

State / territory	Percentage of net assets
New Jersey	6.59%
New Mexico	0.08%
New York	19.13%
North Carolina	3.37%
North Dakota	0.30%
Ohio	3.03%
Oklahoma	2.99%
Oregon	0.30%
Pennsylvania	2.63%
Texas	12.11%
U.S. Virgin Islands	0.22%
Utah	0.28%
Virginia	3.12%
Washington	0.18%
West Virginia	0.57%
Wisconsin	0.47%
Total	98.69%

Security type / sector / state / territory allocations
Delaware Tax-Free USA Intermediate Fund	As of August 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	98.31%
Corporate Revenue Bonds	14.25%
Education Revenue Bonds	7.98%
Electric Revenue Bonds	3.20%
Healthcare Revenue Bonds	9.45%
Housing Revenue Bond	0.28%
Lease Revenue Bonds	3.48%
Local General Obligation Bonds	5.23%
Pre-Refunded/Escrowed to Maturity Bonds	8.82%
Resource Recovery Revenue Bonds	0.21%
Special Tax Revenue Bonds	13.08%
State General Obligation Bonds	14.11%
Transportation Revenue Bonds	14.65%
Water & Sewer Revenue Bonds	3.57%
Short-Term Investments	0.86%
Total Value of Securities	99.17%
Receivables and Other Assets Net of Liabilities	0.83%
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free USA Intermediate Fund held bonds issued by or on behalf of territories and the states of the U.S. as follows:

State / territory	Percentage of net assets
Alabama	0.21%
Arizona	4.93%
California	16.30%
Connecticut	1.10%
Florida	1.08%
Georgia	3.66%
Guam	0.45%
Idaho	1.03%
Illinois	4.00%
Indiana	0.11%
Kansas	0.14%
Louisiana	3.51%
Maryland	1.82%
Massachusetts	1.10%
Minnesota	6.96%
Mississippi	0.89%
Missouri	1.18%
Nevada	0.18%

State / territory	Percentage of net assets
New Jersey	4.54%
New York	16.38%
North Carolina	0.65%
North Dakota	0.28%
Ohio	1.21%
Oklahoma	0.53%
Oregon	2.24%
Pennsylvania	5.31%
Tennessee	0.66%
Texas	10.92%
Virginia	5.47%
Washington	1.50%
Wisconsin	0.83%
Total	99.17%

Security type / sector / state / territory allocations
Delaware National High-Yield Municipal Bond Fund	As of August 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	97.94%
Corporate Revenue Bonds	21.70%
Education Revenue Bonds	16.35%
Electric Revenue Bonds	0.42%
Healthcare Revenue Bonds	23.04%
Housing Revenue Bonds	1.20%
Lease Revenue Bonds	5.70%
Local General Obligation Bonds	3.63%
Pre-Refunded Bonds	4.70%
Resource Recovery Revenue Bonds	0.84%
Special Tax Revenue Bonds	7.88%
State General Obligation Bonds	2.99%
Transportation Revenue Bonds	6.56%
Water & Sewer Revenue Bonds	2.93%
Short-Term Investments	0.96%
Total Value of Securities	98.90%
Receivables and Other Assets Net of Liabilities	1.10%
Total Net Assets	100.00%

* As of the date of this report, Delaware National High-Yield Municipal Bond Fund held bonds issued by or on behalf of territories and the states of the U.S. as follows:

State / territory	Percentage of net assets
Alabama	3.47%
Alaska	0.21%
Arizona	4.18%
California	13.51%
Colorado	1.61%
Connecticut	0.11%
District of Columbia	0.77%
Florida	4.87%
Georgia	0.90%
Hawaii	1.58%
Idaho	0.96%
Illinois	4.77%
Indiana	1.00%
Iowa	0.26%
Kansas	0.66%
Kentucky	1.36%
Louisiana	3.13%
Maine	0.20%

State / territory	Percentage of net assets
Maryland	3.79%
Massachusetts	1.10%
Michigan	1.29%
Minnesota	3.45%
Mississippi	0.21%
Missouri	1.06%
Nevada	0.89%
New Hampshire	0.16%
New Jersey	5.07%
New Mexico	0.05%
New York	10.83%
North Carolina	0.55%
North Dakota	0.27%
Ohio	4.14%
Oklahoma	0.56%
Oregon	0.59%
Pennsylvania	7.76%
Puerto Rico	0.07%
South Carolina	0.10%
Tennessee	0.26%
Texas	7.00%
Utah	0.23%
Vermont	0.12%
Virginia	1.81%
Washington	0.98%
West Virginia	1.19%
Wisconsin	1.60%
Wyoming	0.22%
Total	98.90%

Schedules of investments
Delaware Tax-Free USA Fund	August 31, 2015

	Principal amount°	Value (U.S. $)

Municipal Bonds – 97.28%

Corporate Revenue Bonds – 13.68%
Buckeye, Ohio Tobacco Settlement Financing Authority
(Asset-Backed Senior Turbo) Series A-2 5.875% 6/1/47	5,225,000	$4,213,127
Gaston County, North Carolina Industrial Facilities & Pollution Control Financing Authority
(Exempt Facilities National Gypsum Co. Project) 5.75% 8/1/35 (AMT)	1,810,000	1,812,733
Golden State, California Tobacco Securitization Corporate Settlement Revenue
(Asset-Backed Enhanced) Series A 5.00% 6/1/45	10,000,000	10,995,200
(Asset-Backed Senior Notes) Series A-1 5.75% 6/1/47	8,025,000	6,897,247
Harris County, Texas Industrial Development Corporation Solid Waste Disposal Revenue
(Deer Park Refining Project) 5.00% 2/1/23	2,955,000	3,235,991
Houston, Texas Airport System Revenue
(United Airlines) 5.00% 7/1/29 (AMT)	1,600,000	1,693,200
Illinois Railsplitter Tobacco Settlement Authority
6.00% 6/1/28	6,000,000	7,057,920
6.25% 6/1/24	6,810,000	7,105,622
Indianapolis, Indiana Airport Authority Revenue Special Facilities
(Federal Express Corp. Project) 5.10% 1/15/17 (AMT)	2,750,000	2,906,805
Louisiana Public Facilities Authority
(LA Pellets Inc. Project) 144A 7.75% 7/1/39 (AMT)#	1,500,000	1,497,330
Maryland Economic Development Corporation Revenue
(CNX Marine Terminals) 5.75% 9/1/25	3,375,000	3,441,386
M-S-R Energy Authority, California Gas Revenue
Series A 6.125% 11/1/29	1,915,000	2,365,829
New Jersey Economic Development Authority Special Facilities Revenue
(Continental Airlines, Inc. Project)
4.875% 9/15/19 (AMT)	1,515,000	1,584,372
Series B 5.625% 11/15/30 (AMT)	1,365,000	1,532,472
New York City, New York Industrial Development Agency Special Facilities Revenue
(American Airlines - JFK International Airport) 7.75% 8/1/31 (AMT)●	2,000,000	2,122,940
New York State Liberty Development Corporation Revenue
(Second Priority - Bank of America Tower) Class 3 6.375% 7/15/49	1,000,000	1,132,250
Ohio State Air Quality Development Authority Revenue
(First Energy Generation) Series A 5.70% 8/1/20	4,750,000	5,183,580
Parish of St. John the Baptist, Louisiana
(Marathon Oil) Series A 5.125% 6/1/37	1,875,000	1,936,856

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Corporate Revenue Bonds (continued)
Pennsylvania Economic Development Financing Authority
(PPL Energy Supply) Series A 6.40% 12/1/38	1,580,000	$1,601,646
Selma, Alabama Industrial Development Board
(Zilkha Biomass Selma LLC Project) 144A 7.50% 5/1/25 (AMT)#	1,520,000	1,516,975
Shoals, Indiana
(National Gypsum Co. Project) 7.25% 11/1/43 (AMT)	1,940,000	2,158,716
Tobacco Settlement Financing Corporation, New Jersey Revenue
Series 1A 5.00% 6/1/41	4,765,000	3,632,741
Valparaiso, Indiana
(Pratt Paper, LLC Project) 7.00% 1/1/44 (AMT)	1,780,000	2,161,472

		77,786,410

Education Revenue Bonds – 11.15%
Bowling Green, Ohio Student Housing Revenue CFP I
(State University Project) 6.00% 6/1/45	5,295,000	5,639,016
California Statewide Communities Development Authority School Facility Revenue
(Aspire Public Schools) 6.125% 7/1/46	5,145,000	5,466,563
Connecticut State Health & Educational Facilities Authority Revenue
(Yale University) Series A-1 5.00% 7/1/25	3,000,000	3,341,640
Gainesville, Georgia Redevelopment Authority Educational Facilities Revenue
(Riverside Military Academy Project) 5.125% 3/1/37	2,850,000	2,688,775
Henderson, Nevada Public Improvement Trust
(Touro College & University System) 5.50% 1/1/39	805,000	857,261
Louisiana Public Facilities Authority Revenue
(Southwest Louisiana Charter Academy Foundation Project) Series A 8.375% 12/15/43	1,875,000	2,190,956
Marietta, Georgia Development Authority Revenue
(Life University Income Project) 7.00% 6/15/39	4,200,000	4,402,062
Massachusetts State Development Finance Agency Revenue
(Harvard University) Series B-2 5.25% 2/1/34	5,000,000	5,849,050
Massachusetts State Health & Educational Facilities Authority Revenue
(Harvard University)
Series A 5.00% 12/15/29	5,000,000	5,734,150
Series A 5.50% 11/15/36	4,515,000	5,147,597
Missouri State Health & Educational Facilities Authority Revenue
(Washington University) Series A 5.375% 3/15/39	5,000,000	5,468,250

Schedules of investments

Delaware Tax-Free USA Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
New Jersey Economic Development Authority Revenue
(Provident Group - Montclair) 5.875% 6/1/42	4,225,000	$4,680,835
Pennsylvania State Higher Educational Facilities Authority Student Housing Revenue
(University Properties Inc. - East Stroudsburg University of Pennsylvania) 5.00% 7/1/31	6,000,000	6,291,840
Provo, Utah Charter School Revenue
(Freedom Academy Foundation Project) 5.50% 6/15/37	1,565,000	1,576,237
San Juan, Texas Higher Education Finance Authority Education Revenue
(Idea Public Schools) Series A 6.70% 8/15/40	1,500,000	1,748,130
University of California
Series AO 5.00% 5/15/40	2,000,000	2,291,040

		63,373,402

Electric Revenue Bonds – 5.13%
California State Department of Water Resources
Series L 5.00% 5/1/17	910,000	978,459
Series L 5.00% 5/1/20	5,000,000	5,859,800
City Public Service Board of San Antonio, Texas
5.00% 2/1/22	5,040,000	5,983,992
5.25% 2/1/24	7,000,000	8,605,870
Long Island, New York Power Authority
Series A 5.00% 9/1/44	1,430,000	1,573,501
Salt River Project Agricultural Improvement & Power District Electric Systems Revenue
Series A 5.00% 12/1/35	4,610,000	5,367,239
Southern Minnesota Municipal Power Agency
Series A 5.25% 1/1/17 (AMBAC)	750,000	796,860

		29,165,721

Healthcare Revenue Bonds – 8.56%
Alachua County, Florida Health Facilities Authority
(Oak Hammock University) Series A 8.00% 10/1/42	1,000,000	1,238,620
Colorado Health Facilities Authority Revenue
(American Baptist) 8.00% 8/1/43	2,040,000	2,405,405
(Mental Health Center Denver Project) Series A 5.75% 2/1/44	1,875,000	2,093,981
Fairfax County, Virginia Industrial Development Authority Revenue
(Inova Health Services) Series A 5.50% 5/15/35	2,500,000	2,824,325
Koyukuk, Alaska Revenue
(Tanana Chiefs Conference Health Care Facility Project) 7.75% 10/1/41	3,000,000	3,447,450

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Louisiana Public Facilities Authority Revenue
(Ochsner Clinic Foundation Project) 6.50% 5/15/37	2,190,000	$2,543,575
Maricopa County, Arizona Industrial Development Authority Health Facilities Revenue
(Catholic Healthcare West) Series A 6.00% 7/1/39	3,690,000	4,175,051
Moon, Pennsylvania Industrial Development Authority
(Baptist Homes Society Obligation) 6.125% 7/1/50	2,250,000	2,255,040
New York State Dormitory Authority Revenue Non State Supported Debt
(Orange Regional Medical Center)
6.25% 12/1/37	2,250,000	2,463,367
6.50% 12/1/21	2,745,000	3,097,925
North Carolina Medical Care Commission Health Care Facilities Revenue
(First Mortgage - Galloway Ridge Project) Series A 5.875% 1/1/31	1,555,000	1,654,738
(First Mortgage - Presbyterian Homes) 5.40% 10/1/27	3,260,000	3,343,391
Ohio State Higher Educational Facility Community Revenue
(Cleveland Clinic Health System Obligation Group) Series A 5.25% 1/1/33	2,000,000	2,166,500
Orange County, New York Funding Corporation Assisted Living Residence Revenue
6.50% 1/1/46	3,000,000	2,987,820
Oregon Health & Science University Revenue
(Capital Appreciation Insured) Series A 5.75% 7/1/21 (NATL-RE)^	2,000,000	1,728,200
Palm Beach County, Florida Health Facilities Authority
(Sinai Residences Boca Raton Project)
7.25% 6/1/34	120,000	137,312
Series A 7.50% 6/1/49	610,000	706,661
Rochester, Minnesota
(The Homestead at Rochester) Series A 6.875% 12/1/48	2,350,000	2,637,945
Southwestern Illinois Development Authority Revenue
(Memorial Group Inc.) 7.125% 11/1/43	2,000,000	2,428,520
Tempe, Arizona Industrial Development Authority Revenue
(Friendship Village) Series A 6.25% 12/1/46	1,000,000	1,081,200
West Virginia Hospital Finance Authority Revenue
(Highland Hospital Obligation Group) 9.125% 10/1/41	2,900,000	3,221,291

		48,638,317

Schedules of investments

Delaware Tax-Free USA Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Housing Revenue Bonds – 1.19%
California Municipal Finance Authority Mobile Home Park Revenue
(Caritas Projects) Series A 6.40% 8/15/45	4,605,000	$5,062,553
Williston, North Dakota
(Eagle Crest Apartments, LLC Project) 7.75% 9/1/38	1,620,000	1,693,467

		6,756,020

Lease Revenue Bonds – 2.36%
New Jersey Economic Development Authority
(School Facilities Construction)
Series EE 5.00% 9/1/18	2,890,000	3,073,688
Series GG 5.75% 9/1/23	1,000,000	1,088,200
New York Liberty Development Revenue
(Class 2-3 World Trade Center Project) 144A 5.375% 11/15/40 #	4,155,000	4,382,985
Public Finance Authority, Wisconsin Airport Facilities Revenue
(AFCO Investors II Portfolio) 5.75% 10/1/31 (AMT)	2,245,000	2,261,097
St. Louis, Missouri Industrial Development Authority Leasehold Revenue
(Convention Center Hotel) 5.80% 7/15/20 (AMBAC)^	3,035,000	2,630,161

		13,436,131

Local General Obligation Bonds – 7.58%
Chicago, Illinois
Series A 5.50% 1/1/39	2,900,000	2,657,763
Fairfax County, Virginia
(Public Improvement) Series A 5.00% 10/1/19	9,000,000	10,384,020
Georgetown, Texas Independent School District
(School Building)
5.00% 8/15/24 (PSF)	1,430,000	1,640,467
5.00% 8/15/26 (PSF)	1,000,000	1,144,120
Honolulu, Hawaii
Series A 5.00% 10/1/39	2,500,000	2,892,150
Los Angeles, California Community College District
Series C 5.00% 8/1/25	2,500,000	3,107,375
New York City, New York
Series A 5.00% 8/1/19	2,690,000	3,066,788
Series I-1 5.375% 4/1/36	5,000,000	5,653,850
Series J 5.00% 8/1/17	3,000,000	3,252,540
Subseries D-1 5.00% 10/1/36	6,500,000	7,417,540

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Local General Obligation Bonds (continued)
Prince George’s County, Maryland
(Consolidated Public Improvement) Series C 5.00% 8/1/17	1,700,000	$1,843,684

		43,060,297

Pre-Refunded/Escrowed to Maturity Bonds – 11.52%
Atlanta, Georgia Water & Wastewater Revenue
Series A 6.25% 11/1/39-19§	5,500,000	6,648,180
Brevard County, Florida Health Facilities Authority Revenue
(Health First Inc. Project) 7.00% 4/1/39-19§	4,065,000	4,907,796
Butler County, Pennsylvania Hospital Authority Revenue
(Butler Health System Project) 7.125% 7/1/29-19§	2,500,000	3,058,025
California State Economic Recovery
Series A 5.25% 7/1/21-19§	1,990,000	2,310,111
(Unrefunded) Series A 5.25% 7/1/21-19§	1,140,000	1,323,380
Cape Girardeau County, Missouri Industrial Development Authority Health Care Facilities Revenue
(Southeast Missouri Hospital) 5.25% 6/1/16 (NATL-RE)	85,000	87,861
Greene County, Missouri Single Family Mortgage Revenue Municipal Multiplier
(Private Mortgage Insurance) 11.75% 3/1/16 ^	1,225,000	1,223,457
Illinois Finance Authority Revenue
(Silver Cross & Medical Centers) 7.00% 8/15/44-19§	3,000,000	3,682,650
Maryland State & Local Facilities Loan Capital Improvement
Second Series 5.00% 8/1/17-16§	935,000	975,457
Missouri State Highways & Transportation Commission State Road Revenue
Series B 5.00% 5/1/24-16§	7,000,000	7,222,880
New Jersey Educational Facilities Authority Revenue
(University of Medicine & Dentistry) Series B 7.50% 12/1/32-19§	1,435,000	1,768,968
New York Dormitory Authority Revenue Non State Supported Debt
(North Shore Long Island Jewish Health System) Series A 5.50% 5/1/37-19§	3,000,000	3,467,430
North Texas Tollway Authority Revenue
(First Tier) 6.00% 1/1/24-18§	2,930,000	3,281,834
(Second Tier) Series F 5.75% 1/1/38-18§	6,130,000	6,830,720
Oklahoma State Turnpike Authority Revenue
(First Senior) 6.00% 1/1/22	13,535,000	17,010,517
Virgin Islands Public Finance Authority Revenue
Series A 7.30% 10/1/18	1,155,000	1,272,048

Schedules of investments

Delaware Tax-Free USA Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Pre-Refunded/Escrowed to Maturity Bonds (continued)
Wisconsin Housing & Economic Developing Authority Revenue
6.10% 6/1/21-17 (FHA)§	390,000	$424,308

		65,495,622

Special Tax Revenue Bonds – 12.31%
Brooklyn Arena Local Development, New York Pilot Revenue
(Barclays Center Project) 6.50% 7/15/30	8,230,000	9,572,148
Denver, Colorado Convention Center Hotel Authority Revenue Senior
5.00% 12/1/35 (SGI)	1,305,000	1,330,434
Henderson, Nevada Local Improvement Districts No. T-18
5.30% 9/1/35	1,645,000	1,247,601
Hollywood, Florida Community Redevelopment Agency Revenue
(Beach CRA) 5.625% 3/1/24	1,105,000	1,107,995
Missouri State Environmental Improvement & Energy Water Pollution Control Revenue
(State Revolving Fund Project) Series A 6.05% 7/1/16 (AGM)	20,000	20,099
Mosaic, Virginia District Community Development Authority Revenue
Series A 6.875% 3/1/36	3,980,000	4,533,300
Nevada State
5.00% 6/1/17	1,700,000	1,830,883
New Jersey Economic Development Authority Revenue
5.00% 6/15/25	3,000,000	3,228,210
5.00% 6/15/28	2,695,000	2,849,343
New Jersey Transportation Trust Fund Authority
Series B 5.00% 6/15/21	3,235,000	3,433,176
Series B 5.50% 6/15/31	5,000,000	5,239,000
New Mexico Finance Authority
(Senior Lien) 4.00% 6/15/16	440,000	453,235
New York City, New York Industrial Development Agency
(Yankee Stadium) 7.00% 3/1/49 (ASSURED GTY)	1,000,000	1,179,120
New York City, New York Transitional Finance Authority Future Tax Secured Fiscal 2011
Series A-1 5.00% 11/1/42	10,000,000	11,226,900
Series C 5.25% 11/1/25	6,000,000	7,099,020
Series D 5.00% 2/1/26	3,000,000	3,454,620
New York State Dormitory Authority
(Education) Series B 5.25% 3/15/38	6,000,000	6,728,520

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
New York State Dormitory Authority
(Unrefunded - General Purpose) Series E 5.00% 2/15/17	1,000,000	$1,064,460
Tampa, Florida Sports Authority Revenue Sales Tax
(Tampa Bay Arena Project) 5.75% 10/1/20 (NATL-RE)	1,000,000	1,101,620
Texas Public Finance Authority
(Assessment - Unemployment Compensation) 5.00% 1/1/17	2,180,000	2,311,999
Wyandotte County, Kansas City, Kansas Unified Government Special Obligation Revenue
(Capital Appreciation - Sales Tax Subordinate Lien) 6.07% 6/1/21 ^	1,295,000	947,772

		69,959,455

State General Obligation Bonds – 6.82%
California State
5.00% 2/1/17	630,000	669,715
5.25% 11/1/40	3,795,000	4,423,831
Various Purposes
5.00% 9/1/22	2,180,000	2,608,871
5.00% 11/1/43	3,000,000	3,376,080
5.00% 10/1/44	2,420,000	2,718,338
6.00% 4/1/38	4,060,000	4,732,133
6.50% 4/1/33	2,570,000	3,045,321
Connecticut State
Series B 5.00% 6/15/35	2,475,000	2,815,535
Series E 5.00% 12/15/17	900,000	954,360
North Carolina State Public Improvement
Series A 5.00% 5/1/20	10,585,000	12,361,481
Washington State
(Various Purposes) Series R-2010A 5.00% 1/1/17	990,000	1,049,806

		38,755,471

Transportation Revenue Bonds – 12.02%
Bay Area, California Toll Authority
Series S-6 5.00% 10/1/54	3,000,000	3,263,610
Central Texas Regional Mobility Authority Revenue
Senior Lien 6.00% 1/1/41	5,160,000	5,902,421
Maryland Economic Development Corporation Revenue
(Transportation Facilities Project) Series A 5.75% 6/1/35	5,075,000	5,551,137
New Jersey Transportation Trust Fund Authority
(Transportation Program) Series AA 5.00% 6/15/24	5,000,000	5,321,650
North Texas Tollway Authority Revenue
Series A 5.00% 1/1/34	5,000,000	5,512,950

Schedules of investments

Delaware Tax-Free USA Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Transportation Revenue Bonds (continued)
North Texas Tollway Authority Revenue
(Unrefunded - First Tier) Series A 6.00% 1/1/24	415,000	$456,043
Pennsylvania Economic Development Financing Authority
(PA Bridges Finco LP) 4.125% 12/31/38 (AMT)	1,835,000	1,748,627
Phoenix, Arizona Civic Improvement Corporation Airport Revenue Junior Lien
Series A 5.00% 7/1/26	1,800,000	2,048,472
Port Authority of New York & New Jersey Special Project
(JFK International Air Terminal)
6.00% 12/1/42	4,735,000	5,516,275
6.50% 12/1/28	5,500,000	5,576,340
St. Louis, Missouri Airport Revenue
(Lambert-St. Louis International) Series A-1 6.625% 7/1/34	5,995,000	6,936,215
Texas Private Activity Bond Surface Transportation Corporate Senior Lien
(LBJ Infrastructure)
7.00% 6/30/40	5,715,000	6,812,680
7.50% 6/30/33	1,560,000	1,901,827
(NTE Mobility Partners)
6.75% 6/30/43 (AMT)	2,490,000	3,026,197
6.875% 12/31/39	5,500,000	6,443,910
7.00% 12/31/38 (AMT)	1,830,000	2,277,472

		68,295,826

Water & Sewer Revenue Bonds – 4.96%
Jefferson County, Alabama Sewer Revenue
(Sub Lien Warrants) Series D 6.50% 10/1/53	4,500,000	5,200,560
Metropolitan Water Reclamation District of Greater Chicago, Illinois
(Capital Improvement) Series C 5.00% 12/1/16	440,000	465,300
New York City, New York Municipal Water Finance Authority Water & Sewer System Revenue
(Fiscal 2009) Series A 5.75% 6/15/40	4,000,000	4,484,840
(Second Generation Fiscal 2013) Series CC 5.00% 6/15/47	1,975,000	2,195,963
(Second Generation Resolution Fiscal 2014) Series BB 5.00% 6/15/46	5,000,000	5,570,300
(Second Generation) Series BB 5.00% 6/15/47	4,000,000	4,422,160
San Francisco, California City & County Public Utilities Commission Water Revenue
Series F 5.00% 11/1/27	5,000,000	5,848,600

		28,187,723

Total Municipal Bonds (cost $506,008,513)		552,910,395

	Principal amount°	Value (U.S. $)

Short-Term Investments – 1.41%

Variable Rate Demand Notes – 1.41%¤
East Baton Rouge Parish, Louisiana Pollution Control Revenue (Exxon Project)
0.01% 11/1/19	1,500,000	$1,500,000
Mississippi Business Finance (Chevron USA)
Series G 0.01% 11/1/35	4,300,000	4,300,000
Series I 0.01% 11/1/35	2,195,000	2,195,000

Total Short-Term Investments (cost $7,995,000)		7,995,000

Total Value of Securities – 98.69% (cost $514,003,513)		$560,905,395

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2015, the aggregate value of Rule 144A securities was $7,397,290, which represents 1.30% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. The rate shown is the rate as of Aug. 31, 2015.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

●	Variable rate security. The rate shown is the rate as of Aug. 31, 2015. Interest rates reset periodically.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

Schedules of investments

Delaware Tax-Free USA Fund

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMBAC – Insured by AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

ASSURED GTY – Insured by Assured Guaranty Corporation

FHA – Federal Housing Administration

NATL-RE – Insured by National Public Finance Guarantee Corporation

PSF – Guaranteed by Permanent School Fund

SGI – Insured by Syncora Guarantee Inc.

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments

Delaware Tax-Free USA Intermediate Fund	August 31, 2015

	Principal amount°	Value (U.S. $)

Municipal Bonds – 98.31%

Corporate Revenue Bonds – 14.25%
Allegheny County, Pennsylvania Industrial Development Authority Revenue
(Environmental Improvement - U.S. Steel Corp. Project) 6.50% 5/1/17	2,305,000	$2,421,218
Build NYC Resource, New York
(Pratt Paper Inc. Project) 144A 4.50% 1/1/25 (AMT)#	1,200,000	1,278,060
Chesterfield County, Virginia Economic Development Authority Pollution Control Revenue
(Virginia Electric & Power) Series A 5.00% 5/1/23	1,460,000	1,645,902
Gloucester County, New Jersey Pollution Control Financing Authority
(Keystone Urban Renewal) Series A 5.00% 12/1/24 (AMT)	1,000,000	1,121,130
Golden State, California Tobacco Securitization Corporate Settlement Revenue
(Asset-Backed)
Series A 5.00% 6/1/33	1,735,000	1,962,111
Series A 5.00% 6/1/34	2,890,000	3,265,729
Series A 5.00% 6/1/35	8,645,000	9,654,909
(Asset-Backed Senior Notes) Series A-1 4.50% 6/1/27	9,200,000	8,780,940
Harris County, Texas Industrial Development Corporation Solid Waste Disposal Revenue
(Deer Park Refining Project) 5.00% 2/1/23	2,750,000	3,011,497
Houston, Texas Airport System Revenue
(United Airlines Inc. Terminal E Project) 4.75% 7/1/24 (AMT)	1,500,000	1,614,645
Illinois Railsplitter Tobacco Settlement Authority
5.25% 6/1/20	7,160,000	8,184,811
6.25% 6/1/24	7,500,000	7,825,575
Indianapolis, Indiana Airport Authority Revenue Special Facilities
(Federal Express Corp. Project) 5.10% 1/15/17 (AMT)	750,000	792,765
Louisiana Public Facilities Authority
(LA Pellets Inc. Project) 144A 7.00% 7/1/24 (AMT)#	1,905,000	1,910,829
Maricopa County, Arizona Corporation Pollution Control Revenue
(Public Service - Palo Verde Project) Series B 5.20% 6/1/43 ●	6,000,000	6,655,740
Maryland Economic Development Corporation Pollution Control Revenue
(CNX Marine Terminals) 5.75% 9/1/25	3,825,000	3,900,238
(Potomac Electric Project) 6.20% 9/1/22	1,780,000	2,064,106

Schedules of investments

Delaware Tax-Free USA Intermediate Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Corporate Revenue Bonds (continued)
New Jersey Economic Development Authority Special Facilities Revenue
(Continental Airlines, Inc. Project)
4.875% 9/15/19 (AMT)	3,025,000	$3,163,515
Series B 5.625% 11/15/30 (AMT)	1,890,000	2,121,884
Nez Perce County, Idaho
(Potlatch Project) 6.00% 10/1/24	850,000	850,825
Ohio State Air Quality Development Authority Revenue Environmental Improvement
(First Energy Generation) Series A 5.70% 8/1/20	2,570,000	2,804,590
(Pollution Control-First Energy) Series C 5.625% 6/1/18	2,370,000	2,540,047
Pennsylvania Economic Development Financing Authority
(PPL Energy Supply) Series B 5.00% 12/1/38 ●	2,755,000	2,778,142
Salt Verde, Arizona Financial Corporation Senior Gas Revenue
5.25% 12/1/24	3,050,000	3,552,640
Selma, Alabama Industrial Development Board
(Zilkha Biomass Selma LLC Project) 144A 7.50% 5/1/25 (AMT)#	1,450,000	1,447,115
Texas Municipal Gas Acquisition & Supply Corp I
(Senior Lien) Series D 6.25% 12/15/26	5,800,000	6,946,544
Tobacco Settlement Financing Corporation, New Jersey Revenue
Series 1A 4.50% 6/1/23	1,710,000	1,711,112
Tulsa, Oklahoma Airports Improvement Trust
(American Airlines) 5.00% 6/1/35 (AMT)●	3,450,000	3,747,287
Wisconsin Public Finance Authority Exempt Facilities Revenue
(National Gypsum) 5.25% 4/1/30 (AMT)	2,905,000	2,989,739

		100,743,645

Education Revenue Bonds – 7.98%
Build NYC Resource, New York
5.25% 11/1/29	1,800,000	1,930,068
5.25% 11/1/34	4,680,000	4,927,478
California Municipal Finance Authority
(Touro College & University System) Series A 5.25% 1/1/34	370,000	401,346
California Municipal Finance Authority Educational Revenue
(American Heritage Education Foundation Project) Series A 5.25% 6/1/26	1,000,000	1,008,050

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
California Statewide Communities Development Authority Revenue
(California Baptist University) Series A 6.125% 11/1/33	2,215,000	$2,398,734
California Statewide Communities Development Authority Student Housing Revenue
(Irvine, LLC - UCI East Campus) 6.00% 5/15/23	3,150,000	3,491,555
Clifton, Texas Higher Education Finance Corporation Revenue
(Uplift Education) Series A 6.00% 12/1/30	1,100,000	1,251,932
Connecticut State Health & Educational Facilities Authority Revenue
(Yale University) Series A-1 5.00% 7/1/25	5,000,000	5,569,400
Henderson, Nevada Public Improvement Trust
(Touro College & University System) 5.50% 1/1/34	1,190,000	1,280,678
Marietta, Georgia Development Authority Revenue
(Life University Income Project) 6.25% 6/15/20	775,000	820,345
Massachusetts State Development Finance Agency Revenue
(Harvard University) Series B-1 5.25% 10/15/29	1,670,000	1,956,188
Massachusetts State Health & Educational Facilities Authority Revenue
(Massachusetts Institute of Technology) Series M 5.25% 7/1/20	3,000,000	3,551,040
New York City Trust for Cultural Resources
(Whitney Museum of American Art) 5.00% 7/1/21	3,025,000	3,487,734
New York State Dormitory Authority
(Non State Supported Debt - Rockefeller University) Series A 5.00% 7/1/27	1,055,000	1,195,621
(Touro College & University System) Series A 5.25% 1/1/34	1,360,000	1,475,899
Pennsylvania State Higher Educational Facilities Authority Revenue
(Drexel University) Series A 5.25% 5/1/25	5,290,000	6,035,097
Private Colleges & Universities Authority, Georgia Revenue
(Mercer University Project)
Series A 5.25% 10/1/27	2,020,000	2,268,278
Series C 5.25% 10/1/27	2,100,000	2,349,333
Troy, New York Capital Resource Corporation Revenue
(Rensselaer Polytechnic) Series B 5.00% 9/1/18	2,500,000	2,777,000
University of North Carolina, North Carolina at Chapel Hill
5.00% 12/1/31	3,490,000	3,793,037

Schedules of investments

Delaware Tax-Free USA Intermediate Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
University of Texas Permanent University Fund
Series B 5.00% 7/1/27	3,715,000	$4,463,275

		56,432,088

Electric Revenue Bonds – 3.20%
California State Department Water Resources Power Supply Revenue
Series L 5.00% 5/1/19	6,000,000	6,865,020
Series N 5.00% 5/1/21	3,580,000	4,274,090
Long Island, New York Power Authority
Series A 5.00% 9/1/34	2,325,000	2,599,885
Rochester, Minnesota Electric Utilities Revenue
Series C 5.00% 12/1/18 (NATL-RE)	2,000,000	2,117,700
Salt River, Arizona Project Agricultural Improvement & Power District Electric Systems Revenue
Series A 5.00% 12/1/35	5,840,000	6,799,278

		22,655,973

Healthcare Revenue Bonds – 9.45%
Arizona Health Facilities Authority
(Scottsdale Lincoln Hospital Project) 5.00% 12/1/30	5,800,000	6,553,072
Berks County, Pennsylvania Hospital Authority Revenue
(Reading Hospital & Medical Center Project) Series A-3 5.25% 11/1/24	4,405,000	4,988,354
California Statewide Communities Development Authority Revenue
(Kaiser Permanente) Series A 5.00% 4/1/19	5,325,000	6,063,791
Capital Trust Agency, Florida
(Tuscan Gardens Senior Living Center) 7.00% 4/1/35	1,630,000	1,635,167
Dauphin County, Pennsylvania General Authority Health System Revenue
(Pinnacle Health System Project) Series A 6.00% 6/1/29	3,400,000	3,901,364
Illinois Finance Authority Revenue
(Rush University Medical Center)
Series A 5.00% 11/15/32	2,900,000	3,233,703
Series A 5.00% 11/15/33	1,450,000	1,604,323
Minneapolis, Minnesota Health Care System Revenue
(Fairview Health Services) Series A 6.375% 11/15/23	3,710,000	4,296,996
Minneapolis, Minnesota Revenue
(National Marrow Donor Program Project)
5.00% 8/1/16	4,720,000	4,862,166
5.00% 8/1/18	2,500,000	2,671,300

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Montgomery County, Pennsylvania Industrial Development Authority Revenue
(Whitemarsh Continuing Care) 5.00% 1/1/30	870,000	$875,098
Moon, Pennsylvania Industrial Development Authority
(Baptist Homes Society Obligation) 5.625% 7/1/30	2,440,000	2,433,705
New York State Dormitory Authority Revenue
(North Shore Long Island Jewish Health System) Series A 5.00% 5/1/23	4,000,000	4,544,480
New York State Dormitory Authority Revenue Non State Supported Debt
(Orange Regional Medical Center) 6.50% 12/1/21	2,000,000	2,257,140
North Carolina Medical Care Commission Health Care Facilities Revenue
(First Mortgage - Presbyterian Homes) 5.40% 10/1/27	780,000	799,952
Ohio State Higher Educational Facilities Commission Revenue
(Cleveland Clinic Health System Obligation Group)
Series A 5.00% 1/1/17	2,000,000	2,117,780
Series A 5.00% 1/1/18	1,000,000	1,094,690
Palm Beach County, Florida Health Facilities Authority Revenue
(Sinai Residences Boca Raton Project-Entrance Fee)
Series B 6.25% 6/1/23	950,000	1,053,749
Series C 6.00% 6/1/21	1,000,000	1,090,390
Rochester, Minnesota Health Care Facilities Revenue
(Mayo Clinic)
Series A 4.00% 11/15/30 ●	3,800,000	4,148,004
Series C 4.50% 11/15/38 ●	2,540,000	2,921,432
Southwestern Illinois Development Authority
(Memorial Group) 7.125% 11/1/30	2,190,000	2,693,525
Washington State Housing Finance Commission
(Heron’s Key)
Series A 144A 6.50% 7/1/30 #	455,000	467,249
Series A 144A 6.75% 7/1/35 #	465,000	479,080

		66,786,510

Housing Revenue Bond – 0.28%
Williston, North Dakota
(Eagle Crest Apartments, LLC Project) 6.25% 9/1/23	1,880,000	1,974,000

		1,974,000

Lease Revenue Bonds – 3.48%
California Statewide Communities Development Authority Revenue
(Lancer Plaza Project) 5.125% 11/1/23	785,000	812,475

Schedules of investments

Delaware Tax-Free USA Intermediate Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Lease Revenue Bonds (continued)
Idaho Building Authority Revenue
(Health & Welfare Project) Series A 5.00% 9/1/24	2,800,000	$3,304,392
Los Angeles County, California
(Disney Concert Hall Parking) 5.00% 3/1/23	2,395,000	2,857,594
Minnesota State General Fund Revenue
Series A 5.00% 6/1/27	3,265,000	3,804,019
New Jersey Economic Development Authority
(School Facilities Construction) Series EE 5.00% 9/1/18	2,485,000	2,642,947
New York Liberty Development Revenue
(World Trade Center Project)
Class 2-3 144A 5.15% 11/15/34 #	4,665,000	4,869,700
Class 3-3 144A 7.25% 11/15/44 #	2,880,000	3,419,856
Public Finance Authority, Wisconsin Airport Facilities Revenue
(AFCO Investors II Portfolio) 5.00% 10/1/23 (AMT)	2,870,000	2,863,284

		24,574,267

Local General Obligation Bonds – 5.23%
Chesterfield County, Virginia
Series B 5.00% 1/1/22 (State Aid Withholding)	4,070,000	4,865,034
Chicago, Illinois
Series 2002B 5.50% 1/1/37	1,435,000	1,320,071
Series 2005D 5.50% 1/1/37	1,150,000	1,057,897
Conroe, Texas Independent School District
5.00% 2/15/25 (PSF)	3,865,000	4,442,779
Fort Worth, Texas Independent School District
(School Building) 5.00% 2/15/27 (PSF)	2,000,000	2,362,860
Henrico County, Virginia Refunding Public Improvement
5.00% 7/15/19	4,000,000	4,588,880
Houston, Texas Refunding & Public Improvement
Series A 5.25% 3/1/28	5,000,000	5,524,000
New York City, New York
Series A-1 5.00% 8/1/19	3,500,000	3,783,815
Series E 5.00% 8/1/23	3,685,000	4,386,882
Subseries D-1 5.00% 10/1/30	4,000,000	4,642,040

		36,974,258

Pre-Refunded/Escrowed to Maturity Bonds – 8.82%
Arizona Water Infrastructure Finance Authority Revenue
(Water Quality) Series A 5.00% 10/1/21-18§	2,430,000	2,730,664
Atlanta, Georgia Water & Wastewater Revenue
Series A 6.00% 11/1/25-19§	2,925,000	3,505,934
Bay Area, California Toll Bridge Authority Revenue
(San Francisco Bay Area) Series F1 5.00% 4/1/34-18§	1,665,000	1,845,702

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Pre-Refunded/Escrowed to Maturity Bonds (continued)
Butler County, Pennsylvania Hospital Authority Revenue
(Butler Health System Project) 7.125% 7/1/29-19§	2,250,000	$2,752,223
California State Economic Recovery
Series A 5.25% 7/1/21-19§	1,740,000	2,019,896
(Unrefunded) Series A 5.25% 7/1/21-19§	1,000,000	1,160,860
California Statewide Communities Development Authority Revenue
(California Statewide Inland Regulatory Control Project) 5.25% 12/1/27-17§	3,605,000	3,973,467
Fairfax County, Virginia Public Improvement Revenue
Series A 5.00% 4/1/20-18 (State Aid Withholding)§	10,000,000	11,075,800
Idaho Housing & Finance Association Grant Revenue
(Antic Federal Highway Transportation) Series A 5.25% 7/15/21-18 (ASSURED GTY)§	2,760,000	3,099,342
Maryland State & Local Facilities Loan Capital Improvement
First Series 5.00% 3/15/19-17§	3,675,000	3,925,157
Massachusetts State Clean Water Trust
(Water Pollution Abatement Trust) 5.00% 8/1/16	2,170,000	2,264,373
Missouri State Highways & Transportation Commission State Road Revenue
(Second Lien) 5.25% 5/1/23-17§	1,940,000	2,091,456
New York State Environmental Facilities Corporation Revenue
(Revolving Funds Pooled Financing) Series D 5.00% 9/15/23-17§	3,360,000	3,657,360
North Texas Tollway Authority Revenue
(First Tier)
6.00% 1/1/20-18§	3,440,000	3,853,075
Series E-3 5.75% 1/1/38-16●§	3,750,000	3,816,037
Pennsylvania Economic Development Financing Authority Health System Revenue
(Albert Einstein Healthcare) Series A 6.25% 10/15/23-19§	670,000	780,155
St. Louis Park, Minnesota Health Care Facilities Revenue
(Nicollet Health Services) Series C 5.50% 7/1/18	4,240,000	4,786,282
St. Paul, Minnesota Housing & Redevelopment Authority Hospital Revenue
(Healtheast Project) 6.00% 11/15/25-15§	1,000,000	1,011,400
Texas Transportation Commission State Highway Fund Revenue
(First Tier) 5.00% 4/1/18-17§	1,700,000	1,818,966

Schedules of investments

Delaware Tax-Free USA Intermediate Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Pre-Refunded/Escrowed to Maturity Bonds (continued)
Virginia State
Series B 5.00% 6/1/23-18§	2,000,000	$2,226,940

		62,395,089

Resource Recovery Revenue Bonds – 0.21%
Jefferson County, New York Industrial Development Agency Solid Waste Disposal Revenue
(Green Bond)
4.75% 1/1/20 (AMT)	555,000	536,263
5.25% 1/1/24 (AMT)	510,000	487,897
Pennsylvania Economic Development Financing Authority Resource Recovery Revenue
(Subordinate Colver Project) Series G 5.125% 12/1/15 (AMT)	450,000	452,201

		1,476,361

Special Tax Revenue Bonds – 13.08%
Atlanta, Georgia Development Authority
(Senior Lien) Series A-1 5.25% 7/1/40	1,870,000	2,145,227
Baltimore, Maryland Convention Center Hotel Revenue Subordinated
Series B 5.00% 9/1/16	200,000	201,980
Brooklyn Arena Local Development, New York Pilot Revenue
(Barclays Center Project) 6.50% 7/15/30	5,500,000	6,396,940
Celebration Pointe, Florida Community Development District
4.75% 5/1/24	725,000	726,689
5.00% 5/1/34	880,000	882,640
Dallas, Texas Convention Center Hotel Development Revenue
Series A 5.00% 1/1/24	3,420,000	3,749,175
Series A 5.25% 1/1/23	5,375,000	5,935,451
Ernest N Morail-New Orleans, Louisiana Exhibition Hall Authority Special Tax Revenue
5.00% 7/15/26	2,330,000	2,659,579
Guam Government Limited Obligation Revenue
(Section 30)
Series A 5.375% 12/1/24	1,750,000	1,935,027
Series A 5.625% 12/1/29	1,125,000	1,242,900
Harris County-Houston, Texas Sports Authority
(Senior Lien) Series A 5.00% 11/15/30	1,805,000	2,037,628
Louisiana State Citizens Property Insurance Corporation Assessment Revenue
Series C-2 6.75% 6/1/26 (ASSURED GTY)	6,350,000	7,277,925

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
New Jersey State Economic Development Authority Revenue
5.00% 6/15/22	1,750,000	$ 1,934,135
5.00% 6/15/23	1,250,000	1,363,087
(School Facilities Construction) Series AA 5.50% 12/15/29	4,580,000	4,799,336
New Jersey State Transportation Trust Fund Authority
Series B 5.50% 6/15/31	7,310,000	7,659,418
New York City, New York Transitional Finance Authority Future Tax Secured
5.00% 11/1/23	2,865,000	3,463,097
Subseries A-1 5.00% 11/1/20	2,860,000	3,361,987
Subseries C 5.00% 11/1/27	4,150,000	4,896,461
Subseries E-1 5.00% 2/1/26	4,020,000	4,712,566
New York State Local Government Assistance Corporation Subordinate Lien
Series A 5.00% 4/1/20	3,360,000	3,917,525
New York State Urban Development Corporation
(Service Contract) Series A-1 5.00% 1/1/18	5,785,000	6,345,509
Oregon State Lottery
Series C 5.00% 4/1/24	3,550,000	4,317,368
Richmond Heights, Missouri Tax Increment & Transaction Sales Tax Revenue Refunding & Improvement
(Francis Place Redevelopment Project) 5.625% 11/1/25	1,000,000	1,002,080
St. Joseph, Missouri Industrial Development Authority Tax Increment Revenue
(Shoppes at North Village Project) Series B 5.375% 11/1/23 @	880,000	881,021
Virginia Commonwealth Transportation Board
(Gans-Garvee) 5.00% 3/15/24	6,500,000	7,719,140
Wyandotte County, Kansas City, Kansas Unified Government Special Obligation Revenue
(Capital Appreciation - Sales Tax Subordinate Lien ) 6.07% 6/1/21 ^	1,305,000	955,090

		92,518,981

State General Obligation Bonds – 14.11%
California State
5.00% 2/1/20	4,250,000	4,910,365
(Various Purposes)
5.00% 10/1/18	5,000,000	5,616,250
5.00% 11/1/19	5,245,000	6,048,639
5.00% 10/1/24	2,935,000	3,579,849
5.25% 9/1/28	7,750,000	9,048,125

Schedules of investments

Delaware Tax-Free USA Intermediate Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

State General Obligation Bonds (continued)
Connecticut State
Series C 5.00% 11/1/24	2,000,000	$ 2,233,960
Georgia State
Series A-1 5.00% 2/1/24	5,000,000	6,157,950
Series B 5.00% 7/1/17	4,810,000	5,200,813
Minnesota State
(Various Purpose)
Series A 5.00% 8/1/19	2,020,000	2,317,667
Series F 5.00% 10/1/22	8,000,000	9,637,680
Mississippi State
Series A 5.00% 10/1/17	4,860,000	5,298,275
New Jersey State
Series Q 5.00% 8/15/19	5,000,000	5,585,450
New York State
Series A 5.00% 2/15/28	5,000,000	5,794,400
Oregon State
Series L 5.00% 5/1/26	6,000,000	7,074,720
Texas State
(Transportation Commission Highway) 5.00% 4/1/29	4,300,000	5,045,921
Virginia State
Series D 5.00% 6/1/19	5,715,000	6,534,131
Washington State
(Motor Vehicle Fuel Tax) Series B 5.00% 7/1/16	4,250,000	4,421,573
(Various Purposes)
Series A 5.00% 7/1/16	1,000,000	1,040,370
Series 2015-A-1 5.00% 8/1/30	3,595,000	4,205,898

		99,752,036

Transportation Revenue Bonds – 14.65%
Broward County, Florida Airport System Revenue
Series O 5.375% 10/1/29	2,000,000	2,278,120
Central Texas Turnpike System
Series C 5.00% 8/15/33	1,750,000	1,929,060
Chicago, Illinois O’Hare International Airport Revenue General-Airport-Third Lien
Series C 5.25% 1/1/28	2,150,000	2,391,316
Dallas-Fort Worth, Texas International Airport Revenue
Series A 5.00% 11/1/22	680,000	717,842
Houston, Texas Airports Commission Revenue Series B
5.00% 7/1/25	1,000,000	1,143,070
5.00% 7/1/26	3,000,000	3,418,680
Louisiana State Highway Improvement Revenue
Series A 5.00% 6/15/29	5,195,000	6,044,590

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Transportation Revenue Bonds (continued)
Maryland State Economic Development Corporation Revenue
(Transportation Facilities Project) Series A 5.375% 6/1/25	2,535,000	$ 2,750,450
Memphis-Shelby County, Tennessee Airport Authority Revenue
Series D 5.00% 7/1/24	4,110,000	4,682,359
Metropolitan, New York Transportation Authority Revenue
Series 2008C 6.50% 11/15/28	2,860,000	3,354,980
Series A 5.00% 11/15/18	2,500,000	2,808,775
Minneapolis - St. Paul, Minnesota Metropolitan Airports Commission
Senior Series A 5.00% 1/1/22 (AMBAC)	5,000,000	5,289,600
New Orleans, Louisiana Aviation Board
Series B 5.00% 1/1/32 (AMT)	2,900,000	3,233,906
Series B 5.00% 1/1/33 (AMT)	2,900,000	3,224,133
New York State Thruway Authority Revenue
Series J 5.00% 1/1/27	5,705,000	6,671,142
North Texas Tollway Authority Revenue
(First Tier) 6.00% 1/1/20	485,000	537,569
Pennsylvania Economic Development Financing Authority
(PA Bridges Finco LP) 5.00% 12/31/34 (AMT)	5,690,000	6,082,610
Pennsylvania State Turnpike Commission Revenue
Subordinate Series A-1 5.00% 12/1/29	3,590,000	4,079,066
Phoenix, Arizona Civic Improvement Corporation Airport Revenue
(Junior Lien) Series A 5.00% 7/1/26	7,500,000	8,535,300
Port Authority of New York & New Jersey Special Project
(JFK International Air Terminal) 6.50% 12/1/28	8,300,000	8,415,204
Sacramento County, California Airport System Revenue
5.00% 7/1/24	1,425,000	1,628,419
(PFC/Grant) Series D 5.50% 7/1/28	2,020,000	2,251,128
San Francisco, California City & County Airports Commission
Series D 5.00% 5/1/25	2,000,000	2,335,880
St. Louis, Missouri Airport Revenue
(Lambert-St. Louis International) Series A-1 6.125% 7/1/24	3,780,000	4,341,632
Texas Private Activity Bond Surface Transportation Corporate Senior Lien Revenue
(LBJ Infrastructure) 7.50% 6/30/33	3,625,000	4,419,310
(NTE Mobility Partners) 7.00% 12/31/38 (AMT)	3,750,000	4,666,950

Schedules of investments

Delaware Tax-Free USA Intermediate Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Transportation Revenue Bonds (continued)
Texas Private Activity Bond Surface Transportation Corporate Senior Lien Revenue
(NTE Mobility Partners) 7.50% 12/31/31	3,765,000	$ 4,504,295
Triborough, New York Bridge & Tunnel Authority Revenue
Series A 5.00% 11/15/17	1,720,000	1,883,658

		103,619,044

Water & Sewer Revenue Bonds – 3.57%
Atlanta, Georgia Water & Wastewater Revenue
Series B 5.50% 11/1/23 (AGM)	3,000,000	3,422,220
California State Department of Water Resources Center Valley Project
Series AS 5.00% 12/1/29	2,695,000	3,228,529
New York State Environmental Facilities Corporation Revenue
(State Clean Water & Drinking Water Revolving Foundation) Series A 5.00% 6/15/22	1,405,000	1,567,460
Portland, Oregon Sewer System Revenue (First Lien)
Series A 5.00% 6/15/18	4,000,000	4,447,960
Sacramento, California Water Revenue
5.00% 9/1/26	3,160,000	3,715,402
San Francisco, California City & County Public Utilities Commission Water Revenue
Sub Series A 5.00% 11/1/27	7,430,000	8,847,421

		25,228,992

Total Municipal Bonds (cost $655,331,446)		695,131,244

Short-Term Investments – 0.86%

Variable Rate Demand Notes – 0.86%¤
California Infrastructure & Economic Development Bank Revenue (Los Angeles Museum) Series A
0.01% 9/1/37 (LOC - Wells Fargo Bank N.A.)	3,225,000	3,225,000
East Baton Rouge Parish, Louisiana Pollution Control Revenue (Exxon Project)
0.01% 11/1/19	500,000	500,000
Minneapolis-St. Paul, Minnesota Housing & Redevelopment Authority Health Care Revenue (Allina Health System) Series B-1
0.01% 11/15/35 (LOC - JPMorgan Chase Bank N.A.)	1,350,000	1,350,000

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Variable Rate Demand Notes¤ (continued)
Mississippi Business Finance (Chevron USA) Series G 0.01% 11/1/35	1,000,000	$1,000,000

Total Short-Term Investments (cost $6,075,000)		6,075,000

Total Value of Securities – 99.17% (cost $661,406,446)		$701,206,244

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2015, the aggregate value of Rule 144A securities was $13,871,889, which represents 1.96% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”
@	Illiquid security. At Aug. 31, 2015, the aggregate value of illiquid securities was $881,021, which represents 0.12% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”
¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. The rate shown is the rate as of Aug. 31, 2015.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
●	Variable rate security. The rate shown is the rate as of Aug. 31, 2015. Interest rates reset periodically.
^	Zero coupon security. The rate shown is the yield at the time of purchase.
§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMBAC – Insured by AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

ASSURED GTY – Insured by Assured Guaranty Corporation

LOC – Letter of Credit

N.A. – North America

NATL-RE – Insured by National Public Finance Guarantee Corporation

PSF – Guaranteed by Permanent School Fund

See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Delaware National High-Yield Municipal Bond Fund	August 31, 2015

	Principal amount°	Value (U.S. $)

Municipal Bonds – 97.94%

Corporate Revenue Bonds – 21.70%
Allegheny County, Pennsylvania Industrial Development Authority Revenue
(Environmental Improvement - U.S. Steel Corp. Project)
5.75% 8/1/42 (AMT)	6,520,000	$6,655,942
6.875% 5/1/30	300,000	333,021
Buckeye, Ohio Tobacco Settlement Financing Authority
(Asset-Backed Senior Turbo)
Series A-2 5.875% 6/1/47	23,340,000	18,819,976
Series A-2 6.50% 6/1/47	8,405,000	7,346,894
Build NYC Resource, New York
(Pratt Paper Inc. Project) 144A 5.00% 1/1/35 (AMT)#	2,950,000	3,137,531
California Pollution Control Financing Authority Revenue
(Poseidon Resources) 144A 5.00% 7/1/37 (AMT)#	5,000,000	5,322,250
California State Enterprise Development Authority Revenue
(Sunpower Corp.- Recovery Zone Facility) 8.50% 4/1/31	1,000,000	1,145,260
Cloquet, Minnesota Pollution Control Revenue
(Potlatch Corp. Project) 5.90% 10/1/26	3,605,000	3,608,461
Columbus County, North Carolina Industrial Facilities & Pollution Control Financing
(International Paper Co. Project) Series A 5.70% 5/1/34	1,000,000	1,135,600
Gaston County, North Carolina Industrial Facilities & Pollution Control Financing Authority
Exempt Facilities (National Gypsum Co. Project) 5.75% 8/1/35 (AMT)	1,510,000	1,512,280
Gloucester County, New Jersey Pollution Control Financing Authority
(Keystone Urban Renewal) Series A 5.00% 12/1/24 (AMT)	1,430,000	1,603,216
Golden State, California Tobacco Securitization Corporate Settlement Revenue
(Asset-Backed Enhanced) Series A 5.00% 6/1/45	2,205,000	2,424,442
(Asset-Backed Senior Notes)
Series A-1 5.125% 6/1/47	5,000,000	3,920,550
Series A-1 5.75% 6/1/47	10,735,000	9,226,410
Houston, Texas Airport System Revenue
Series B-1 5.00% 7/15/35 (AMT)	5,000,000	5,197,250
(Special Facilities Continental Airlines) Series A 6.625% 7/15/38 (AMT)	2,000,000	2,312,980
(United Airlines Inc.) 5.00% 7/1/29 (AMT)	1,150,000	1,216,987
Illinois Railsplitter Tobacco Settlement Authority
5.50% 6/1/23	2,010,000	2,318,515
6.00% 6/1/28	1,455,000	1,711,546
6.25% 6/1/24	2,635,000	2,749,385

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Corporate Revenue Bonds (continued)
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue
(Westlake Chemical Corp.) Series A-1 6.50% 11/1/35	3,000,000	$3,572,490
Louisiana Public Facilities Authority
(LA Pellets Inc. Project)
144A 7.75% 7/1/39 (AMT)#	4,000,000	3,992,880
Series A 8.375% 7/1/39 (AMT)	3,500,000	3,609,060
Maryland Economic Development Corporation Facilities Revenue
(CNX Marine Terminals Inc.) 5.75% 9/1/25	5,875,000	5,990,561
Michigan Tobacco Settlement Financing Authority Revenue Asset-Backed
Series A 6.00% 6/1/48	555,000	465,534
M-S-R Energy Authority, California Gas Revenue
Series A 6.50% 11/1/39	2,500,000	3,285,175
New Jersey Economic Development Authority Special Facility Revenue
(Continental Airlines Inc. Project)
5.25% 9/15/29 (AMT)	4,000,000	4,356,520
Series B 5.625% 11/15/30 (AMT)	1,270,000	1,425,816
New York City, New York Industrial Development Agency Special Facilities Revenue
(American Airlines - JFK International Airport) 7.75% 8/1/31 (AMT)●	1,000,000	1,061,470
New York Liberty Development Corporation Revenue
(Goldman Sachs Headquarters) 5.25% 10/1/35	10,000,000	11,729,300
(Second Priority - Bank of America Tower) Class 3 6.375% 7/15/49	2,000,000	2,264,500
Nez Perce County, Idaho
(Potlatch Project) 6.00% 10/1/24	1,285,000	1,286,246
Ohio State Water Development Authority
(First Energy Nuclear Generation) Series B 4.00% 12/1/33 ●	5,000,000	5,166,250
Parish of St. John the Baptist, Louisiana
(Marathon Oil) Series A 5.125% 6/1/37	3,700,000	3,822,063
Pennsylvania Economic Development Financing Authority
(National Gypson) 5.50% 11/1/44 (AMT)	4,500,000	4,631,805
(PPL Energy Supply) Series A 6.40% 12/1/38	6,055,000	6,137,953
Pima County, Arizona Industrial Development Authority Pollution Control Revenue
(Tucson Electric Power) Series A 5.25% 10/1/40	500,000	549,445

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Corporate Revenue Bonds (continued)
Port of Seattle, Washington Industrial Development Corporation Special Facilities Revenue
(Delta Airlines) 5.00% 4/1/30 (AMT)	2,000,000	$2,088,400
Salt Verde, Arizona Financial Senior Gas Revenue
5.00% 12/1/37	13,015,000	14,134,420
5.25% 12/1/27	2,235,000	2,592,756
5.25% 12/1/28	1,050,000	1,216,793
5.50% 12/1/29	765,000	908,897
Selma Industrial Development Board
(Zilkha Biomass Selma Project) 144A 7.50% 5/1/25 (AMT)#	5,705,000	5,693,647
Shoals, Indiana
(National Gypsum Co. Project) 7.25% 11/1/43 (AMT)	1,625,000	1,808,203
Sweetwater County, Wyoming Solid Waste Disposal Revenue
(FMC Corp. Project) 5.60% 12/1/35 (AMT)	1,000,000	1,010,160
Texas Municipal Gas Acquisition & Supply Corp I
(Senior Lien) Series D 6.25% 12/15/26	4,460,000	5,341,653
Tobacco Settlement Financing Authority Revenue, New York
(Revenue Asset Backed) Series B 5.00% 6/1/21	3,860,000	3,998,613
Tobacco Settlement Financing Corporation, Louisiana
Asset-Backed Note Series A 5.25% 5/15/35	2,540,000	2,821,686
Tobacco Settlement Financing Corporation, New Jersey
Series 1A 5.00% 6/1/41	18,430,000	14,050,663
TSASC, New York Revenue (Asset-Backed)
Series 1 5.125% 6/1/42	485,000	423,143
Tulsa, Oklahoma Municipal Airport Trust Revenue
Series A 5.50% 6/1/35 (AMT)	2,000,000	2,139,480
(American Airlines) 5.00% 6/1/35 (AMT)●	3,000,000	3,258,510
Valparaiso, Indiana
(Pratt Paper LLC Project) 7.00% 1/1/44 (AMT)	2,865,000	3,478,998

		210,011,586

Education Revenue Bonds – 16.35%
Arlington, Texas Higher Education Finance
(Arlington Classic Academy) 7.65% 8/15/40	1,000,000	1,117,480
Bowling Green, Ohio Student Housing Revenue CFP I
(State University Project) 6.00% 6/1/45	1,215,000	1,293,938
Buffalo & Erie County, New York Industrial Land Development Corporation Revenue
(Medaille College Project) 5.25% 4/1/35	1,615,000	1,616,825

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Build NYC Resource, New York
5.00% 11/1/39	1,000,000	$1,020,020
5.50% 11/1/44	2,500,000	2,630,750
Burbank, Illinois
(Intercultural Montessori Language) 144A 6.25% 9/1/45 #	4,000,000	4,000,000
California Municipal Finance Authority Revenue
(California Baptist University) Series A 144A 5.50% 11/1/45 #	4,000,000	4,021,320
(Julian Charter School Project) Series A 144A 5.625% 3/1/45 #	7,500,000	7,441,275
(Partnership Uplift Community Project) Series A 5.25% 8/1/42	1,700,000	1,771,842
(Santa Rosa Academy Project) Series A 6.00% 7/1/42	1,250,000	1,307,487
(Southwestern Law School) 6.50% 11/1/41	1,500,000	1,783,725
California School Finance Authority
(Alliance College-Ready Public Schools)
144A 5.00% 7/1/35 #	1,000,000	1,036,100
144A 5.00% 7/1/45 #	3,000,000	3,072,390
(New Designs Charter School) Series A 5.50% 6/1/42	2,750,000	2,805,633
(View Park Elementary & Middle Schools)
5.875% 10/1/44	1,000,000	1,025,400
6.00% 10/1/49	720,000	741,960
California State University
(Systemwide) Series A 5.00% 11/1/17	4,570,000	5,004,881
California Statewide Communities Development Authority Charter School Revenue
(Green Dot Public Schools) Series A 7.25% 8/1/41	1,915,000	2,220,270
California Statewide Communities Development Authority Revenue
(Aspire Public Schools Project) 6.00% 7/1/40	995,000	1,054,939
(California Baptist University Project)
7.50% 11/1/41	1,000,000	1,171,050
Series A 5.50% 11/1/38	2,000,000	2,015,360
Capital Trust Agency, Florida
(River City Education Services Inc. Project)
5.375% 2/1/35	870,000	868,921
5.625% 2/1/45	1,500,000	1,498,845
Chattanooga, Tennessee Health Educational & Housing Facilities Board Revenue
(CDFI Phase I, LLC Project)
Series A 5.125% 10/1/35	1,000,000	1,000,770
Subordinate Series B 6.00% 10/1/35	1,500,000	1,501,710

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Clifton, Texas Higher Education Finance Corporation Revenue
(Idea Public Schools) 5.75% 8/15/41	1,000,000	$1,116,700
(Uplift Education) Series A 6.25% 12/1/45	1,000,000	1,147,530
Colorado Educational & Cultural Facilities Authority Revenue
(Charter School - Community Leadership Academy) 7.45% 8/1/48	2,000,000	2,330,320
(Skyview Charter School) 144A 5.375% 7/1/44 #	500,000	525,425
District of Columbia
(KIPP Charter School) 6.00% 7/1/48	1,450,000	1,648,143
(Provident Group - Howard Properties) 5.00% 10/1/35	2,500,000	2,459,450
East Hempfield Township, Pennsylvania Industrial Development Authority
(Student Services Income - Student Housing Project) 5.00% 7/1/30	1,000,000	1,054,690
Gainesville, Georgia Redevelopment Authority Educational Facilities Revenue
(Riverside Military Academy Project)
5.125% 3/1/27	2,800,000	2,791,572
5.125% 3/1/37	2,000,000	1,886,860
Hawaii State Department of Budget & Finance
(Hawaii University) Series A 6.875% 7/1/43	2,000,000	2,253,880
Henderson, Nevada Public Improvement Trust
(Touro College & University System) 5.50% 1/1/44	2,000,000	2,120,900
Idaho Housing & Finance Association
Series A 5.00% 6/1/50	1,000,000	977,350
(North Star Charter School)
Series A 6.75% 7/1/48	529,150	504,989
Series B 144A 5.00% 7/1/49 #^	2,888,155	227,644
Illinois Finance Authority Charter School Revenue
(Uno Charter School) Series A 7.125% 10/1/41	1,000,000	1,124,810
Illinois Finance Authority Revenue
(Lake Forest College) Series A 6.00% 10/1/48	1,000,000	1,088,730
(Rogers Park Montessori)
6.00% 2/1/34	675,000	699,300
6.125% 2/1/45	1,800,000	1,845,648
Illinois Finance Authority Student Housing Revenue
(Dekalb II - Northern Illinois University Project) 6.875% 10/1/43	1,000,000	1,156,280

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Indiana State Finance Authority Revenue Educational Facilities
(Drexel Foundation - Thea Bowman Academy Charter School) Series A 7.00% 10/1/39	1,000,000	$970,530
Kanawha, West Virginia
(West Virginia University Foundation Project) 6.75% 7/1/45	2,500,000	2,788,200
Louisiana Public Facilities Authority Revenue
(Lake Charles Charter Academy Foundation Project) 8.00% 12/15/41	1,500,000	1,711,440
(Southwest Louisiana Charter Academy Foundation Project) Series A 8.375% 12/15/43	2,500,000	2,921,275
Marietta, Georgia Development Authority Revenue
(Life University Income Project) 7.00% 6/15/39	2,845,000	2,981,873
Maryland State Economic Development Corporation Student Housing Revenue
(University of Maryland College Park Projects) 5.75% 6/1/33	1,130,000	1,224,649
Maryland State Health & Higher Educational Facilities Authority Revenue
(Patterson Park Public Charter School) Series A 6.125% 7/1/45	1,000,000	1,045,460
Massachusetts State Development Finance Agency Revenue
(Harvard University) Series B-1 5.00% 10/15/20	1,510,000	1,778,599
Massachusetts State Health & Educational Facilities Authority Revenue
(Springfield College) 5.625% 10/15/40	1,000,000	1,068,190
Miami-Dade County, Florida Industrial Development Authority
(Youth Co-Op Charter School)
Series A 144A 5.75% 9/15/35 #	1,000,000	984,780
Series A 144A 6.00% 9/15/45 #	1,000,000	997,210
Michigan Finance Authority Limited Obligation Revenue
(Higher Education Thomas M Cooley) 144A 6.75% 7/1/44 #	3,500,000	3,700,935
(Public School Academy) (Old Redford) Series A 6.50% 12/1/40	900,000	921,123
(Public School Academy) (University Learning) 7.50% 11/1/40	1,000,000	1,084,540
(Public School Academy) (Voyageur) 8.00% 7/15/41	1,250,000	1,137,837
Michigan Public Educational Facilities Authority Revenue
(Limited-Obligation-Landmark Academy) 7.00% 12/1/39	950,000	999,543

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Minnesota Higher Education Facilities Authority Revenue
(Bethel University) Series 6-R 5.50% 5/1/37	1,000,000	$1,024,380
Nevada State Department of Business & Industry
(Somerset Academy)
Series A 144A 5.00% 12/15/35 #	1,595,000	1,574,855
Series A 144A 5.125% 12/15/45 #	2,515,000	2,488,089
New Jersey Economic Development Authority Revenue
(Provident Group - Montclair) 5.875% 6/1/42	1,500,000	1,661,835
New Jersey State Higher Education Student Assistance Authority Student Loan Revenue
Series 1B 5.75% 12/1/39 (AMT)	1,250,000	1,348,463
New York State Dormitory Authority
(Touro College & University System) Series A 5.50% 1/1/44	2,875,000	3,088,986
North Texas Education Finance Revenue
(Uplift Education) Series A 5.25% 12/1/47	2,100,000	2,210,607
Oregon State Facilities Authority Revenue
(Concordia University Project)
Series A 144A 6.125% 9/1/30 #	900,000	956,358
Series A 144A 6.375% 9/1/40 #	500,000	537,970
Pennsylvania State Higher Educational Facilities Authority Revenue
(Edinboro University Foundation) 5.80% 7/1/30	1,300,000	1,396,798
(Edinboro University) 6.00% 7/1/42	1,000,000	1,048,130
(Foundation Indiana University) Series A 0.84% 7/1/39
(SGI)●	2,400,000	1,888,320
Philadelphia, Pennsylvania Authority for Industrial Development Revenue
(1st Philadelphia Preparatory) 7.25% 6/15/43	1,230,000	1,388,350
(Discovery Charter School Project)
5.875% 4/1/32	450,000	473,251
6.25% 4/1/37	200,000	213,752
(Global Leadership Academy Project) 6.375% 11/15/40	1,000,000	1,067,200
(Green Woods Charter School) Series A 5.75% 6/15/42	1,600,000	1,650,576
(New Foundation Charter School Project) 6.625% 12/15/41	1,000,000	1,098,950
(Tacony Academy Charter School Project) 7.00% 6/15/43	1,540,000	1,731,253
Phoenix, Arizona Industrial Development Authority Revenue
(Basis School) 144A 5.00% 7/1/45 #	2,000,000	1,987,580

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Phoenix, Arizona Industrial Development Authority Revenue
(Choice Academies Project)
5.375% 9/1/32	1,000,000	$1,039,570
5.625% 9/1/42	600,000	629,502
(Eagle College Preparatory Project) Series A 5.00% 7/1/43	450,000	432,333
(Legacy Traditional Schools Project) Series A 144A 6.75% 7/1/44 #	1,500,000	1,678,080
(Rowan University Project) 5.00% 6/1/42	2,000,000	2,136,680
Pima County, Arizona Industrial Development Authority Revenue
(Edkey Charter Schools Project) 6.00% 7/1/43	2,000,000	1,939,260
Private Colleges & Universities Authority, Georgia Revenue
(Mercer University) Series A 5.00% 10/1/32	1,005,000	1,092,666
Provo, Utah Charter School Revenue
(Freedom Academy Foundation Project) 5.50% 6/15/37	805,000	810,780
San Juan, Texas Higher Education Finance Authority Education Revenue
(Idea Public Schools) Series A 6.70% 8/15/40	2,000,000	2,330,840
St. Paul Housing & Redevelopment Authority Charter School Lease Revenue
(Academia Cesar Chavez School Project) Series A 5.25% 7/1/50	2,560,000	2,389,862
Utah State Charter School Finance Authority Revenue
(North Davis Preparatory) 6.375% 7/15/40	1,290,000	1,394,980
Wisconsin Public Finance Authority Revenue
(Pine Lake Preparatory) 144A 5.50% 3/1/45 #	3,460,000	3,465,086
(Roseman University Health Sciences Project) 5.75% 4/1/42	2,000,000	1,997,720
Wyoming Community Development Authority Student Housing Revenue
(CHF-Wyoming LLC) 6.50% 7/1/43	1,000,000	1,131,770
Yonkers, New York Economic Development Corporation Education Revenue
(Charter School Educational Excellence) 6.25% 10/15/40	595,000	629,302

		158,233,430

Electric Revenue Bonds – 0.42%
California State Department of Water Resources
Series L 5.00% 5/1/17	1,045,000	1,123,615
Long Island, New York Power Authority
Series A 5.00% 9/1/44	1,960,000	2,156,686

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Electric Revenue Bonds (continued)
Southern Minnesota Municipal Power Agency
Series A 5.25% 1/1/17 (AMBAC)	750,000	$796,860

		4,077,161

Healthcare Revenue Bonds – 23.04%
Abag, California Finance Authority for Nonprofit Corporations
(Episcopal Senior Communities) 6.125% 7/1/41	1,650,000	1,865,045
Alachua County, Florida Health Facilities Authority
(Oak Hammock University)
Series A 8.00% 10/1/42	1,000,000	1,238,620
Series A 8.00% 10/1/46	1,500,000	1,854,615
Apple Valley, Minnesota Economic Development Authority Health Care Revenue
(Augustana Home St. Paul Project) Series A 6.00% 1/1/40	1,000,000	1,003,280
Arizona Health Facilities Authority
(Phoenix Children’s Hospital) 5.00% 2/1/19	2,545,000	2,836,326
(Scottsdale Lincoln Hospital Project) 5.00% 12/1/42	940,000	1,023,021
Bexar County, Texas Health Facilities Development Corporation Revenue
(Army Retirement Residence Project) 5.875% 7/1/30	1,000,000	1,106,820
California Municipal Finance Authority Revenue
(Eisenhower Medical Center) Series A 5.75% 7/1/40	1,000,000	1,092,460
California Statewide Communities Development Authority Revenue
(BE Group) 144A 7.25% 11/15/41 #	500,000	582,375
(Loma Linda University Medical Center) 5.50% 12/1/54	8,000,000	8,453,520
Camden County, New Jersey Improvement Authority Revenue
(Cooper Health System Obligation Group) 5.75% 2/15/42	2,500,000	2,818,200
Capital Trust Agency, Florida
(Faulk Senior Services)
6.00% 12/1/24	455,000	412,785
6.50% 12/1/34	500,000	454,890
6.75% 12/1/44	1,000,000	910,900
6.75% 12/1/49	1,500,000	1,366,920
(Tuscan Gardens Senior Living Center) Series A 7.00% 4/1/49	5,000,000	4,963,100
Chesterfield County, Virginia Economic Development Authority Revenue
(1st Mortgage - Brandermill Woods Project) 5.125% 1/1/43	1,030,000	1,055,235

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Colorado Health Facilities Authority Revenue
(American Baptist) 8.00% 8/1/43	2,500,000	$2,947,800
(Christian Living Community Project) Series A 5.75% 1/1/37	1,990,000	2,018,994
(Mental Health Center Denver Project) Series A 5.75% 2/1/44	500,000	558,395
(School Health Systems) Series A 5.00% 1/1/44	1,000,000	1,106,040
Cumberland County, Pennsylvania Municipal Authority Revenue
(Asbury Pennsylvania Obligation Group) 5.25% 1/1/41	1,600,000	1,659,584
(Diakon Lutheran Ministries Series) 6.375% 1/1/39	100,000	114,769
Decatur, Texas Hospital Authority
(Wise Regional Health Systems)
Series A 5.00% 9/1/34	1,000,000	1,053,310
Series A 5.25% 9/1/29	500,000	542,130
Series A 5.25% 9/1/44	2,000,000	2,096,720
Duluth, Minnesota Economic Development Authority Revenue
(St. Luke’s Hospital Authority Obligation Group) 5.75% 6/15/32	3,750,000	4,130,700
East Rochester, New York Housing Authority Revenue
(Senior Living - Woodland Village Project) 5.50% 8/1/33	1,200,000	1,217,016
Florida Development Finance
(Tuscan Isle Obligated Group) Series A 144A 7.00% 6/1/45 #	2,000,000	2,040,720
(UF Health - Jacksonville Project) Series A 6.00% 2/1/33	2,375,000	2,656,390
Hanover County, Virginia Economic Development Authority Residential Care Revenue
(Covenant Woods) Series A 5.00% 7/1/42	1,735,000	1,779,277
Hawaii Pacific Health Special Purpose Revenue
Series A 5.50% 7/1/40	1,250,000	1,390,763
Hawaii State Department of Budget & Finance Special Purpose Senior Living Revenue
(15 Craigside Project) Series A 9.00% 11/15/44	1,000,000	1,254,840
(Hawaii Pacific Health Obligation) Series A 5.50% 7/1/43	2,990,000	3,428,454
(Kahala Nui) 5.25% 11/15/37	1,000,000	1,077,200
Hospital Facilities Authority of Multnomah County, Oregon
(Mirabella at South Waterfront) 5.50% 10/1/49	2,400,000	2,617,032
Illinois Finance Authority Revenue
(Admiral at Lake Project)
Series A 7.625% 5/15/25	1,750,000	1,966,020

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Illinois Finance Authority Revenue
(Admiral at Lake Project)
Series A 7.75% 5/15/30	500,000	$565,685
Series A 8.00% 5/15/40	2,205,000	2,507,747
Series A 8.00% 5/15/46	1,500,000	1,703,865
(Lutheran Home & Services) 5.75% 5/15/46	1,685,000	1,780,068
(Provena Health) Series A 7.75% 8/15/34	1,000,000	1,214,220
Indiana Finance Authority Revenue
(King’s Daughters Hospital & Health)
5.50% 8/15/40	1,000,000	1,079,160
5.50% 8/15/45	1,000,000	1,077,280
(Marquette Project) 5.00% 3/1/39	1,250,000	1,295,213
Iowa Finance Authority
(Sunrise Retirement Community) 5.75% 9/1/43	2,500,000	2,559,950
Kentucky Economic Development Finance Authority Hospital Revenue
(Owensboro Medical Health System)
Series A 5.00% 6/1/17	2,525,000	2,697,836
Series A 6.50% 3/1/45	4,965,000	5,677,875
Kentwood, Michigan Economic Development Corporation Revenue
(Limited Obligation - Holland Home) 5.625% 11/15/41	1,250,000	1,316,300
Koyukuk, Alaska Revenue
(Tanana Chiefs Conference Health Care Facility Project) 7.75% 10/1/41	1,750,000	2,011,013
Lake County, Florida Individual Development Revenue
(Cranes View Lodge Project) Series A 7.125% 11/1/42	3,000,000	2,704,290
Lakeland, Florida
(Lakeland Regional Health) 5.00% 11/15/45	5,000,000	5,363,650
Lancaster County, Pennsylvania Hospital Authority Revenue
(Brethren Village Project) Series A 6.375% 7/1/30	725,000	753,014
Louisiana Public Facilities Authority Revenue
(Ochsner Clinic Foundation Project) 6.50% 5/15/37	1,705,000	1,980,272
Lucas County, Ohio Health Care Facilities Revenue
(Sunset Retirement Communities) 5.50% 8/15/30	1,000,000	1,082,900
Lucas County, Ohio Improvement
(Lutheran Homes) Series A 7.00% 11/1/45	3,865,000	4,245,973
Maine Health & Higher Educational Facilities Authority Revenue
(Maine General Medical Center) 6.75% 7/1/41	1,700,000	1,928,684
Martin County, Florida Health Facilities Authority Revenue
(Martin Memorial Medical Center) 5.50% 11/15/42	1,000,000	1,095,160

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Maryland State Health & Higher Educational Facilities Authority Revenue
(Doctors Community Hospital) 5.75% 7/1/38	1,730,000	$1,828,644
Michigan State Strategic Fund Limited Revenue
(Evangelical Homes) 5.50% 6/1/47	2,750,000	2,867,865
Missouri State Health & Educational Facilities Authority Revenue
(Lutheran Senior Services) 6.00% 2/1/41	1,000,000	1,094,210
Montgomery County, Pennsylvania Industrial Development Authority Revenue
(Whitemarsh Continuing Care)
5.25% 1/1/40	1,550,000	1,532,051
5.375% 1/1/50	6,250,000	6,237,313
Moon, Pennsylvania Industrial Development Authority
(Baptist Homes Society Obligation) 6.125% 7/1/50	8,500,000	8,519,040
New Hampshire Health & Education Facilities Authority
(Rivermeade) Series A 6.875% 7/1/41	1,380,000	1,558,282
New Jersey Economic Development Authority
(Lions Gate Project) 5.25% 1/1/44	2,000,000	2,043,840
New Jersey Health Care Facilities Financing Authority Revenue
(Barnabas Health Services) Series A 4.00% 7/1/26	980,000	1,028,676
(St. Joseph’s Healthcare System) 6.625% 7/1/38	860,000	957,911
(St. Peters University Hospital) 6.25% 7/1/35	2,700,000	2,909,736
(Trinitas Hospital Obligation Group) Series A 5.25% 7/1/30	1,240,000	1,298,181
New York State Dormitory Authority
(Orange Regional Medical Center)
144A 5.00% 12/1/40 #	1,100,000	1,147,366
144A 5.00% 12/1/45 #	800,000	828,680
New York State Dormitory Authority Revenue Non State Supported Debt
(Orange Regional Medical Center) 6.25% 12/1/37	5,000,000	5,474,150
North Carolina Medical Care Commission Health Care Facilities Revenue
(First Mortgage - Galloway Ridge Project) 6.00% 1/1/39	1,520,000	1,626,643
(First Mortgage - Presbyterian Homes) 5.60% 10/1/36	1,000,000	1,021,090
Northampton County, Pennsylvania Industrial Development Authority Revenue
(Morningstar Senior Living) 5.00% 7/1/36	2,000,000	2,055,780
Onondaga, New York Civic Development Revenue
(St. Joseph’s Hospital Health Center Project)
4.50% 7/1/32	1,000,000	1,008,730

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Onondaga, New York Civic Development Revenue
(St. Joseph’s Hospital Health Center Project)
5.00% 7/1/16	1,000,000	$1,023,550
5.00% 7/1/17	1,945,000	2,032,253
5.125% 7/1/31	1,000,000	1,048,980
Orange County, New York Funding Corporation Assisted Living Residence Revenue
6.50% 1/1/46	4,000,000	3,983,760
Palm Beach County, Florida Health Facilities Authority
(Sinai Residences Boca Raton Project)
7.25% 6/1/34	285,000	326,117
Series A 7.50% 6/1/49	2,920,000	3,382,703
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority
(Auxilio Mutuo) Series A 6.00% 7/1/33	655,000	646,826
Rochester, Minnesota
(The Homestead at Rochester) Series A 6.875% 12/1/48	2,500,000	2,806,325
Salem, Oregon Hospital Facility Authority Revenue
(Capital Manor Inc.) 6.00% 5/15/47	1,500,000	1,646,160
San Buenaventura, California Revenue
7.50% 12/1/41	4,475,000	5,445,046
South Carolina Jobs - Economic Development Authority Hospital Revenue
(Palmetto Health) 5.75% 8/1/39	915,000	988,841
Southeastern Ohio Port Authority
(Memorial Health Systems)
5.00% 12/1/43	805,000	812,060
5.50% 12/1/43	1,250,000	1,309,887
Southwestern Illinois Development Authority Revenue
(Memorial Group)
7.125% 11/1/30	1,420,000	1,746,486
7.125% 11/1/43	2,500,000	3,035,650
St. Johns County, Florida Industrial Development Authority Revenue
(Presbyterian Retirement) Series A 5.875% 8/1/40	1,000,000	1,105,680
Suffolk County, New York Economic Development Corporation Revenue
(Peconic Landing Southland) 6.00% 12/1/40	575,000	627,083
Tarrant County, Texas Cultural Education Facilities Finance
(Buckingham Senior Living Community) 5.50% 11/15/45	3,000,000	3,018,360
Tempe, Arizona Industrial Development Authority Revenue
(Friendship Village) Series A 6.25% 12/1/46	500,000	540,600

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Travis County, Texas Health Facilities Development Corporation Revenue
(Westminster Manor Project) 7.125% 11/1/40	1,000,000	$1,150,330
Vermont Economic Development Authority Revenue
(Wake Robin Corp. Project) 5.40% 5/1/33	1,100,000	1,150,215
Washington State Housing Finance Commission
(Heron’s Key)
Series A 144A 6.75% 7/1/35 #	820,000	844,830
Series A 144A 7.00% 7/1/45 #	1,750,000	1,802,377
Series A 144A 7.00% 7/1/50 #	2,000,000	2,030,940
Wayzata, Minnesota Senior Housing Revenue
(Folkestone Senior Living Community)
Series A 5.50% 11/1/32	270,000	292,391
Series A 5.75% 11/1/39	600,000	646,356
Series A 6.00% 5/1/47	920,000	997,262
West Virginia Hospital Finance Authority Revenue
(Highland Hospital Obligation Group) 9.125% 10/1/41	7,900,000	8,775,241
Westminster, Maryland
(Lutheran Village Millers Grant)
6.00% 7/1/34	800,000	851,800
Series A 5.00% 7/1/24	1,700,000	1,757,528
Series A 6.125% 7/1/39	750,000	799,943
Series A 6.25% 7/1/44	2,500,000	2,680,150
Wichita, Kansas
(Presbyterian Manors)
Series IV-A 5.625% 5/15/44	1,645,000	1,687,490
Series IV-A 5.625% 5/15/49	1,450,000	1,486,540
Wisconsin Public Finance Authority
(Rose Villa Project) Series A 5.75% 11/15/44	2,000,000	2,117,740

		222,970,109

Housing Revenue Bonds – 1.20%
California Municipal Finance Authority Mobile Home Park Revenue
(Caritas Affordable Housing) Senior Series A 5.25% 8/15/39	1,200,000	1,303,476
(Caritas Projects)
Senior Series A 5.50% 8/15/47	1,500,000	1,649,325
Senior Series A 6.40% 8/15/45	1,780,000	1,956,861
Independent Cities Finance Authority, California
Series A 5.25% 5/15/44	750,000	809,715
Series A 5.25% 5/15/49	3,000,000	3,214,530

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Housing Revenue Bonds (continued)
Williston, North Dakota
(Eagle Crest Apartments LLC Project) 7.75% 9/1/38	2,515,000	$2,629,055

		11,562,962

Lease Revenue Bonds – 5.70%
California Municipal Finance Authority Revenue
(Goodwill Industry Sacramento Valley) 5.25% 1/1/45	1,295,000	1,292,785
(Goodwill Industry Sacramento Valley and Northern Nevada Project)
Series A 6.625% 1/1/32	500,000	539,940
Series A 6.875% 1/1/42	1,500,000	1,631,430
California Statewide Communities Development Authority Revenue
(Lancer Plaza Project) 5.875% 11/1/43	1,875,000	1,901,513
Capital Trust Agency, Florida Revenue
(Air Cargo - Aero Miami) Series A 5.35% 7/1/29	885,000	968,916
District of Columbia Revenue
(Center of Strategic & International Studies) 6.625% 3/1/41	2,235,000	2,445,939
Industrial Development Authority of Phoenix, Arizona
5.125% 2/1/34	1,000,000	983,570
5.375% 2/1/41	4,000,000	3,988,800
New Jersey Economic Development Authority Special Facility Revenue
Series WW 5.25% 6/15/30	5,000,000	5,185,600
New York Liberty Development Revenue
(Class 1-3 World Trade Center Project) 144A 5.00% 11/15/44 #	5,000,000	5,025,300
(Class 2-3 World Trade Center Project) 144A 5.375% 11/15/40 #	2,410,000	2,542,237
(Class 3-3 World Trade Center Project) 144A 7.25% 11/15/44 #	9,600,000	11,399,520
Public Finance Authority, Wisconsin Airport Facilities Revenue
(AFCO Investors II Portfolio) 5.75% 10/1/31 (AMT)	3,775,000	3,802,067
(Senior Obligation Group) 5.00% 7/1/42 (AMT)	4,000,000	4,126,960
Virginia Public Building Authority
Series B 5.00% 8/1/20	6,970,000	8,136,987
Wise County, Texas
(Parker County Junior College District) 8.00% 8/15/34	1,000,000	1,201,990

		55,173,554

Local General Obligation Bonds – 3.63%
Arlington County, Virginia
Series D 5.00% 8/1/17	1,375,000	1,491,215

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Local General Obligation Bonds (continued)
Chicago, Illinois
Series 2005D 5.50% 1/1/40	3,000,000	$2,741,190
Series 2007E 5.50% 1/1/42	2,150,000	1,955,683
Series 2007F 5.50% 1/1/42	1,250,000	1,137,025
Series A 5.50% 1/1/33	2,000,000	1,876,580
Series A 5.50% 1/1/34	2,500,000	2,327,775
Hennepin County, Minnesota
Series B 5.00% 12/1/17	5,700,000	6,252,843
New York City, New York
Series E 5.00% 8/1/20	3,615,000	4,202,871
Series J 5.00% 8/1/17	3,625,000	3,930,153
Plano, Texas Independent School District
(School Building) Series A 5.00% 2/15/17	560,000	596,378
Prince George’s County, Maryland
(Consolidated Public Improvement)
Series B 5.00% 9/15/20	3,190,000	3,751,185
Series C 5.00% 8/1/17	1,775,000	1,925,023
Ramsey County, Minnesota Capital Improvement Plan
Series A 5.00% 2/1/20	2,530,000	2,936,875

		35,124,796

Pre-Refunded Bonds – 4.70%
Brevard County, Florida Health Facilities Authority Revenue
(Health First Inc. Project) 7.00% 4/1/39-19§	3,500,000	4,225,655
Butler County, Pennsylvania Hospital Authority Revenue
(Butler Health System Project) 7.125% 7/1/29-19§	900,000	1,100,889
California Municipal Finance Authority Revenue
(Azusa Pacific University Project) Series B 7.75% 4/1/31-21§	1,000,000	1,282,250
California Statewide Communities Development Authority Revenue
(Inland Regional Center Project) 5.375% 12/1/37-17§	6,220,000	6,873,038
Commonwealth of Massachusetts
Series E 5.00% 11/1/23-16 (AMBAC)§	7,390,000	7,791,277
Cumberland County, Pennsylvania Municipal Authority Revenue
(Diakon Lutheran Ministries Project)
5.00% 1/1/36-17§	1,000,000	1,057,030
6.375% 1/1/39-19§	900,000	1,055,754
Illinois Finance Authority Revenue
(Silver Cross & Medical Centers) 7.00% 8/15/44-19§	3,570,000	4,382,353

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Pre-Refunded Bonds (continued)
Lancaster Redevelopment Agency, California
(Redevelopment Project) 6.875% 8/1/39-19§	285,000	$348,430
Maryland State & Local Facilities Loan Capital Improvement
Second Series 5.00% 8/1/17-16§	1,070,000	1,116,299
New Jersey State Educational Facilities Authority Revenue
(University of Medicine & Dentistry) Series B 7.50% 12/1/32-19§	1,000,000	1,232,730
North Texas Tollway Authority Revenue
(Toll 2nd Tier) Series F 5.75% 1/1/38-18§	7,000,000	7,800,170
Pennsylvania Economic Development Financing Authority Health System Revenue
(Albert Einstein Healthcare) Series A 6.25% 10/15/23-19§	1,100,000	1,280,851
St. Louis Park, Minnesota Health Care Facilities Revenue
(Nicollet Health Services) 5.75% 7/1/39-19§	500,000	586,105
St. Paul, Minnesota Housing & Redevelopment Authority Hospital Revenue
(Healtheast Project) 6.00% 11/15/30-15§	2,000,000	2,022,800
University of Arizona Medical Center Hospital Revenue
6.00% 7/1/39-21§	1,500,000	1,858,650
Washington State Health Care Facilities Authority Revenue
(Multicare Health System) Series B 6.00% 8/15/39-19 (ASSURED GTY)§	1,250,000	1,482,450

		45,496,731

Resource Recovery Revenue Bonds – 0.84%
Essex County, New Jersey Improvement Authority
144A 5.25% 7/1/45 (AMT)#	2,500,000	2,509,850
Jefferson County Industrial Development Agency
(Green Bond)
4.75% 1/1/20 (AMT)	545,000	526,601
5.25% 1/1/24 (AMT)	500,000	478,330
Mission Economic Development Corporation, Texas Revenue
(Dallas Clean Energy McCommas) 6.875% 12/1/24 (AMT)	1,000,000	1,043,460
Orange County, Florida Industrial Development Authority
(Vitag Florida LLC Project) 144A 8.00% 7/1/36 (AMT)#	3,500,000	3,531,535

		8,089,776

Special Tax Revenue Bonds – 7.88%
Allentown, Pennsylvania Neighborhood Improvement Zone Development Authority Revenue
Series A 5.00% 5/1/42	1,475,000	1,533,779

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
Anne Arundel County, Maryland Special Obligation Revenue
(National Business Park - North Project) 6.10% 7/1/40	1,725,000	$1,828,000
Baltimore, Maryland Convention Center Hotel Revenue Subordinated
Series B 5.875% 9/1/39	1,000,000	1,024,330
Brooklyn Arena Local Development, New York Pilot Revenue
(Barclays Center Project)
6.25% 7/15/40	5,500,000	6,315,815
6.50% 7/15/30	1,175,000	1,366,619
Celebration Pointe, Florida Community Development District
5.125% 5/1/45	2,000,000	2,009,300
Cherry Hill, Virginia Community Development Authority
(Potomac Shores Project)
144A 5.15% 3/1/35 #	1,000,000	1,017,860
144A 5.40% 3/1/45 #	2,000,000	2,035,460
Dutchess County, New York Local Development Corporation Revenue
(Anderson Center Services Inc. Project) 6.00% 10/1/30	2,000,000	2,080,520
Farms New Kent, Virginia Community Development Authority Special Assessment
Series C 5.80% 3/1/36 @‡	1,000,000	250,080
Fountain Urban Renewal Authority, Colorado
(Improvement - South Academy Highland) Series A 5.50% 11/1/44	5,000,000	4,965,800
Henderson, Nevada Local Improvement Districts No. T-18
5.30% 9/1/35	465,000	352,665
Howard County, Maryland
(Annapolis Junction Town Center Project)
5.80% 2/15/34	725,000	768,921
6.10% 2/15/44	1,420,000	1,514,970
Juban Crossing Economic Development District, Louisiana
(General Infrastructure Projects) 144A 7.00% 9/15/44 #	3,575,000	3,617,543
(Road Projects) Series A 144A 7.00% 9/15/44 #	2,205,000	2,231,239
Lancaster Redevelopment Agency, California
(Redevelopment Project) 6.875% 8/1/39	215,000	247,467
Midtown Miami, Florida Community Development District
(Parking Garage Project) Series A 5.00% 5/1/37	1,240,000	1,300,822
Mosaic District, Virginia Community Development Authority Revenue
Series A 6.875% 3/1/36	1,500,000	1,708,530

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
Nampa Development Corporation, Idaho Revenue
144A 5.00% 9/1/31 #	2,940,000	$3,185,460
5.90% 3/1/30	2,000,000	2,157,640
Nevada State
5.00% 6/1/17	1,955,000	2,105,515
New Jersey Transportation Trust Fund Authority
(Transportation Program) Series AA 5.00% 6/15/44	2,000,000	1,981,760
(Transportation Systems) Series B 5.50% 12/15/16 (NATL-RE)	2,500,000	2,635,025
New Mexico Finance Authority
(Senior Lien) 4.00% 6/15/16	500,000	515,040
New York City, New York Industrial Development Agency
(Pilot - Queens Baseball Stadium) 5.00% 1/1/22 (AMBAC)	1,000,000	1,039,650
(Yankee Stadium) 7.00% 3/1/49 (ASSURED GTY)	1,000,000	1,179,120
New York City, New York Industrial Development Agency Civic Facility Revenue
(YMCA of Greater New York Project) 5.00% 8/1/36	1,870,000	1,922,173
New York City, New York Transitional Finance Authority Future Tax Secured Revenue
(Sub - Future Tax Secured - Fiscal) Series A-1 5.00% 11/1/19	1,525,000	1,760,109
New York State Dormitory Authority
(Unrefunded - General Purpose) Series E 5.00% 2/15/17	1,000,000	1,064,460
Norco, California Redevelopment Agency Tax Allocation
(Area #1 Project) 6.00% 3/1/36	1,000,000	1,172,670
Northampton County, Pennsylvania Industrial Development Authority
(Route 33 Project) 7.00% 7/1/32	2,770,000	3,005,145
Overland Park, Kansas Special Obligation Revenue
(Prairiefire-Lionsgate Project) 6.00% 12/15/32	3,000,000	2,983,740
Regional Transportation, Colorado District Revenue
(Denver Transit Partners) 6.00% 1/15/41	1,000,000	1,129,200
Richmond Heights, Missouri Tax Increment & Transaction Sales Tax Revenue Improvement
(Francis Place Redevelopment Project) 5.625% 11/1/25	1,200,000	1,202,496
Roseville Westpark, California Community Facilities District No. 1
(Public Facilities) 5.25% 9/1/37	600,000	606,000

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
St. Joseph, Missouri Industrial Development Authority Tax Increment Revenue
(Shoppes at North Village Project)
Series A 5.375% 11/1/24 @	1,000,000	$1,000,190
Series A 5.50% 11/1/27 @	500,000	500,120
St. Louis County, Missouri Industrial Development Authority
(Manchester Ballas Community)
Series A 144A 5.00% 9/1/38 #	1,000,000	992,570
Series A 144A 5.25% 9/1/45 #	3,000,000	2,970,030
St. Louis, Missouri Industrial Development Authority Tax Increment Revenue Improvement
(Grand Center Redevelopment Project) 6.375% 12/1/25	1,200,000	1,257,852
Texas Public Finance Authority
(Assessment - Unemployment Compensation) 5.00% 1/1/17	2,510,000	2,661,981
Winter Garden Village at Fowler Groves Community Development District, Florida Special Assessment Revenue
5.65% 5/1/37	875,000	882,569
Wyandotte County, Kansas City, Kansas Unified Government Special Obligation Revenue
(Capital Appreciation - Sales Tax Subordinate Lien) 6.07% 6/1/21 ^	270,000	197,605

		76,277,840

State General Obligation Bonds – 2.99%
California State
5.00% 2/1/17	725,000	770,704
Various Purpose 5.00% 10/1/44	2,965,000	3,330,525
Commonwealth of Pennsylvania
First Series 5.00% 11/15/16	6,905,000	7,287,468
Connecticut State
Series E 5.00% 12/15/17	1,040,000	1,102,816
Hawaii State
Series EH 5.00% 8/1/20	5,000,000	5,850,100
Maryland State & Local Facilities Loan
(1st Series) Series A 5.00% 8/1/20	6,000,000	7,038,060
New York State
Series A 5.25% 2/15/24	2,000,000	2,358,440
Washington State
(Various Purposes) Series R-2010A 5.00% 1/1/17	1,140,000	1,208,867

		28,946,980

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Transportation Revenue Bonds – 6.56%
Central Texas Regional Mobility Authority Revenue
Senior Lien 6.00% 1/1/41	1,890,000	$2,161,933
Subordinate Lien 6.75% 1/1/41	1,000,000	1,200,420
Foothill-Eastern Transportation Corridor Agency, California
Series A 5.75% 1/15/46	5,000,000	5,766,950
Series A 6.00% 1/15/49	7,690,000	9,007,451
Houston, Texas Airport System Revenue Subordinate Lien
Series A 5.00% 7/1/25 (AMT)	1,000,000	1,125,360
Kentucky Public Transportation Infrastructure Authority
(1st Tier - Downtown Crossing)
Series A 5.75% 7/1/49	3,000,000	3,361,140
Series A 6.00% 7/1/53	1,290,000	1,468,304
Long Beach, California Marina Revenue
5.00% 5/15/40	1,000,000	1,075,560
Maryland State Economic Development Revenue
(Transportation Facilities Project) Series A 5.75% 6/1/35	1,400,000	1,531,348
Metropolitan Washington D.C. Airports Authority
Series B 5.00% 10/1/16 (AMT)	900,000	943,992
New York State Thruway Authority Revenue
Series A 5.00% 5/1/19	2,765,000	3,126,413
Pennsylvania Economic Development Financing Authority
(PA Bridges Finco LP) 5.00% 12/31/38	3,030,000	3,214,679
Pennsylvania Turnpike Commission
Series B 5.25% 12/1/39	3,460,000	3,882,431
Port Authority of New York & New Jersey Special Project
(JFK International Air Terminal) 6.00% 12/1/42	1,970,000	2,295,050
Riverside County, California Transportation Senior Lien
Series A 5.75% 6/1/48	1,000,000	1,131,060
Sacramento County, California Airport System Revenue
(PFC/Grant) Series C 6.00% 7/1/41	1,000,000	1,121,540
San Francisco, California City & County Airports Commission
Series A 5.50% 5/1/27 (AMT)	1,915,000	2,111,192
St. Louis, Missouri Airport Revenue
(Lambert-St. Louis International) Series A-1 6.625% 7/1/34	1,090,000	1,261,130
Texas Private Activity Bond Surface Transportation Corporate Senior Lien
(LBJ Infrastructure)
7.00% 6/30/40	7,000,000	8,344,490
7.50% 6/30/33	500,000	609,560

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Transportation Revenue Bonds (continued)
Texas Private Activity Bond Surface Transportation Corporate Senior Lien
(NTE Mobility)
6.75% 6/30/43 (AMT)	1,905,000	$2,315,223
6.875% 12/31/39	4,055,000	4,750,919
7.00% 12/31/38 (AMT)	1,335,000	1,661,434

		63,467,579

Water & Sewer Revenue Bonds – 2.93%
Jefferson County, Alabama Sewer Revenue
(Senior Lien - Warrants) Series A 5.50% 10/1/53 (AGM)	2,500,000	2,758,275
(Sub Lien-Warrants)
Series D 6.50% 10/1/53	16,500,000	19,068,720
Series D 7.00% 10/1/51	5,000,000	6,021,100
Metropolitan Water Reclamation District of Greater Chicago, Illinois
(Capital Improvement) Series C 5.00% 12/1/16	500,000	528,750

		28,376,845

Total Municipal Bonds (cost $902,858,788)		947,809,349

Short-Term Investments – 0.96%

Variable Rate Demand Notes – 0.96%¤
California Pollution Control Financing Authority (Pacific Gas & Electric) Series C
0.01% 11/1/26 (LOC - JPMorgan Chase Bank N.A.)	1,200,000	1,200,000
Harris County, Texas Cultural Education Facilities Finance (Texas Medical Center) Series A
0.01% 9/1/31 (LOC - JPMorgan Chase Bank N.A.)	1,275,000	1,275,000
Idaho State University Foundation Income Revenue (L.E. & Thelma Stephens Project)
0.05% 5/1/21 (LOC - Wells Fargo Bank N.A.)	920,000	920,000
Minneapolis-St. Paul, Minnesota Housing & Redevelopment Authority Health Care Revenue (Allina Health System) Series B-2
0.01% 11/15/35 (LOC - JPMorgan Chase Bank N.A.)	3,900,000	3,900,000
Mississippi Business Finance (Chevron USA) Series G
0.01% 11/1/35	2,000,000	2,000,000

Total Short-Term Investments (cost $9,295,000)		9,295,000

Total Value of Securities – 98.90% (cost $912,153,788)		$957,104,349

Schedules of investments

Delaware National High-Yield Municipal Bond Fund

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2015, the aggregate value of Rule 144A securities was $107,177,297, which represents 11.07% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

@	Illiquid security. At Aug. 31, 2015, the aggregate value of illiquid securities was $1,750,390, which represents 0.18% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. The rate shown is the rate as of Aug. 31, 2015.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

‡	Non-income-producing security. Security is currently in default.

●	Variable rate security. The rate shown is the rate as of Aug. 31, 2015. Interest rates reset periodically.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMBAC – Insured by the AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

ASSURED GTY – Insured by the Assured Guaranty Corporation

CDFI – Community Development Financial Institutions

LOC – Letter of Credit

N.A. – North America

NATL-RE – Insured by National Public Finance Guarantee Corporation

SGI – Insured by Syncora Guarantee Inc.

See accompanying notes, which are an integral part of the financial statements.

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Statements of assets and liabilities

August 31, 2015

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Assets:
Investments, at value[1]	$552,910,395	$695,131,244	$947,809,349
Short-term investments, at value[2]	7,995,000	6,075,000	9,295,000
Cash	3,232,218	2,112,496	1,300,637
Interest receivable	7,167,764	8,702,200	12,696,080
Receivable for fund shares sold	100,016	468,994	2,734,782
Receivable for securities sold	10,000	300,000	2,608,604

Total assets	571,415,393	712,789,934	976,444,452

Liabilities:
Payable for securities purchased	1,580,000	2,755,000	6,075,000
Distributions payable	565,665	585,202	1,031,569
Payable for fund shares redeemed	377,356	1,751,915	792,737
Investment management fees payable	177,464	287,969	298,823
Other accrued expenses	161,869	183,133	250,403
Distribution fees payable	131,745	69,117	125,284
Other affiliates payable	39,932	49,549	124,272
Trustees’ fees and expenses payable	3,041	4,045	5,130

Total liabilities	3,037,072	5,685,930	8,703,218

Total Net Assets	$568,378,321	$707,104,004	$967,741,234

Net Assets Consist of:
Paid-in capital	$524,354,830	$674,509,027	$938,312,898
Undistributed net investment income	58,161	34,165	16,640
Accumulated net realized loss on investments	(2,936,552)	(7,238,986)	(15,538,865)
Net unrealized appreciation of investments	46,901,882	39,799,798	44,950,561

Total Net Assets	$568,378,321	$707,104,004	$967,741,234

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund

Net Asset Value
Class A:
Net assets	$504,204,493	$184,513,744	$227,089,829
Shares of beneficial interest outstanding, unlimited authorization, no par	42,632,279	15,323,852	21,116,450
Net asset value per share	$11.83	$12.04	$10.75
Sales charge	4.50%	2.75%	4.50%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$12.39	$12.38	$11.26

Class C:
Net assets	$30,850,960	$48,327,909	$91,196,315
Shares of beneficial interest outstanding, unlimited authorization, no par	2,608,041	4,015,627	8,445,529
Net asset value per share	$11.83	$12.03	$10.80

Institutional Class:
Net assets	$33,322,868	$474,262,351	$649,455,090
Shares of beneficial interest outstanding, unlimited authorization, no par	2,796,878	39,007,814	59,837,155
Net asset value per share	$11.91	$12.16	$10.85

[1]Investments, at cost	$506,008,513	$655,331,446	$902,858,788
[2]Short-term investments, at cost	7,995,000	6,075,000	9,295,000

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

Year ended August 31, 2015

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Investment Income:
Interest	$25,452,144	$27,286,183	$40,074,066

Expenses:
Management fees	3,113,096	3,715,624	4,553,384
Distribution expenses – Class A	1,256,736	596,105	555,540
Distribution expenses – Class B	182	4	166
Distribution expenses – Class C	304,050	519,988	841,376
Dividend disbursing and transfer agent fees and expenses	481,686	719,507	851,161
Accounting and administration expenses	183,157	241,857	274,893
Registration fees	76,947	74,668	115,489
Reports and statements to shareholders	72,549	110,484	113,085
Legal fees	61,314	84,793	92,631
Audit and tax fees	42,384	42,384	42,384
Trustees’ fees and expenses	26,562	35,132	39,599
Custodian fees	24,437	32,547	37,561
Other	37,082	46,092	55,065

	5,680,182	6,219,185	7,572,334
Less expenses waived	(871,429)	(514,007)	(971,915)
Less waived distribution expenses – Class A	—	(238,442)	—
Less waived distribution expenses – Class B	(140)	(3)	(128)
Less expense paid indirectly	(133)	(91)	(77)

Total operating expenses	4,808,480	5,466,642	6,600,214

Net Investment Income	20,643,664	21,819,541	33,473,852

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	$(200,295)	$2,050,022	$(831,845)
Net change in unrealized appreciation (depreciation) of investments	(4,364,863)	(12,796,169)	4,993,478

Net Realized and Unrealized Gain (Loss)	(4,565,158)	(10,746,147)	4,161,633

Net Increase in Net Assets Resulting from Operations	$16,078,506	$11,073,394	$37,635,485

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free USA Fund

	Year ended
	8/31/15	8/31/14

Increase (Decrease) in Net Assets from Operations:
Net investment income	$20,643,664	$21,368,058
Net realized loss	(200,295)	(2,078,960)
Net change in unrealized appreciation (depreciation)	(4,364,863)	39,021,512

Net increase in net assets resulting from operations	16,078,506	58,310,610

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(18,666,036)	(19,670,359)
Class B	(686)	(24,129)
Class C	(875,173)	(946,445)
Institutional Class	(1,110,504)	(727,125)

	(20,652,399)	(21,368,058)

Capital Share Transactions:
Proceeds from shares sold:
Class A	74,645,028	20,390,965
Class B	—	8,214
Class C	4,235,410	2,172,013
Institutional Class	17,428,772	14,168,723

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	15,764,865	16,447,982
Class B	616	16,822
Class C	710,330	770,892
Institutional Class	849,477	517,623

	113,634,498	54,493,234

	Year ended
	8/31/15	8/31/14

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(82,684,570)	$(90,011,611)
Class B	(244,344)	(837,632)
Class C	(3,404,801)	(8,946,607)
Institutional Class	(9,294,550)	(8,213,483)

	(95,628,265)	(108,009,333)

Increase (Decrease) in net assets derived from capital share transactions	18,006,233	(53,516,099)

Net Increase (Decrease) in Net Assets	13,432,340	(16,573,547)

Net Assets:
Beginning of year	554,945,981	571,519,528

End of year	$568,378,321	$554,945,981

Undistributed net investment income	$58,161	$66,896

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Tax-Free USA Intermediate Fund

	Year ended
	8/31/15	8/31/14

Increase (Decrease) in Net Assets from Operations:
Net investment income	$21,819,541	$21,689,186
Net realized gain (loss)	2,050,022	(3,776,207)
Net change in unrealized appreciation (depreciation)	(12,796,169)	36,532,805

Net increase in net assets resulting from operations	11,073,394	54,445,784

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(6,795,570)	(9,932,951)
Class B	(11)	(259)
Class C	(1,036,994)	(1,190,747)
Institutional Class	(13,969,050)	(10,565,229)

	(21,801,625)	(21,689,186)

Capital Share Transactions:
Proceeds from shares sold:
Class A	49,925,867	70,392,418
Class B	—	7,726
Class C	6,388,052	6,506,210
Institutional Class	170,360,519	241,643,570

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	5,089,103	8,569,342
Class B	11	259
Class C	936,512	1,081,404
Institutional Class	8,398,439	5,135,092

	241,098,503	333,336,021

	Year ended
	8/31/15	8/31/14

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(117,178,823)	$(236,109,093)
Class B	(5,017)	(40,423)
Class C	(12,510,417)	(20,809,359)
Institutional Class	(132,111,146)	(186,671,884)

	(261,805,403)	(443,630,759)

Decrease in net assets derived from capital share transactions	(20,706,900)	(110,294,738)

Net Decrease in Net Assets	(31,435,131)	(77,538,140)

Net Assets:
Beginning of year	738,539,135	816,077,275

End of year	$707,104,004	$738,539,135

Undistributed net investment income	$34,165	$16,249

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware National High-Yield Municipal Bond Fund

	Year ended
	8/31/15	8/31/14

Increase (Decrease) in Net Assets from Operations:
Net investment income	$33,473,852	$23,727,456
Net realized loss	(831,845)	(5,590,268)
Net change in unrealized appreciation (depreciation)	4,993,478	59,226,679

Net increase in net assets resulting from operations	37,635,485	77,363,867

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(8,419,400)	(8,727,453)
Class B	(680)	(14,380)
Class C	(2,552,313)	(2,413,354)
Institutional Class	(22,286,610)	(12,475,591)

	(33,259,003)	(23,630,778)

Capital Share Transactions:
Proceeds from shares sold:
Class A	91,360,167	81,125,605
Class B	—	29
Class C	30,401,468	19,149,673
Institutional Class	355,524,456	287,934,787

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	6,651,908	7,380,542
Class B	678	12,400
Class C	2,157,658	2,089,705
Institutional Class	19,296,801	9,808,355

	505,393,136	407,501,096

	Year ended
	8/31/15	8/31/14

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(77,543,924)	$(104,346,592)
Class B	(223,935)	(370,127)
Class C	(13,377,278)	(26,210,505)
Institutional Class	(111,991,145)	(105,787,600)

	(203,136,282)	(236,714,824)

Increase in net assets derived from capital share transactions	302,256,854	170,786,272

Net Increase in Net Assets	306,633,336	224,519,361

Net Assets:
Beginning of year	661,107,898	436,588,537

End of year	$967,741,234	$661,107,898

Undistributed (distributions in excess of) net investment income	$16,640	$(4,103)

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Tax-Free USA Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/15	8/31/14	8/31/13	8/31/12	8/31/11

$11.900	$11.140	$12.260	$11.300	$11.630

0.434	0.445	0.456	0.484	0.503
(0.070)	0.760	(1.039)	0.959	(0.330)

0.364	1.205	(0.583)	1.443	0.173

(0.434)	(0.445)	(0.457)	(0.483)	(0.503)
—	—	(0.080)	—	—

(0.434)	(0.445)	(0.537)	(0.483)	(0.503)

$11.830	$11.900	$11.140	$12.260	$11.300

3.09%	11.02%	(5.02% )	13.01%	1.65%

$504,204	$500,590	$519,986	$604,415	$589,175
0.81%	0.80%	0.80%	0.80%	0.80%
0.96%	0.97%	0.99%	0.93%	0.94%
3.63%	3.88%	3.76%	4.11%	4.52%
3.48%	3.71%	3.57%	3.98%	4.38%
16%	34%	40%	52%	49%

Financial highlights

Delaware Tax-Free USA Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year Ended

8/31/15	8/31/14	8/31/13	8/31/12	8/31/11

$11.910	$11.140	$12.270	$11.300	$11.630

0.344	0.359	0.364	0.395	0.419
(0.080)	0.770	(1.048)	0.969	(0.330)

0.264	1.129	(0.684)	1.364	0.089

(0.344)	(0.359)	(0.366)	(0.394)	(0.419)
—	—	(0.080)	—	—

(0.344)	(0.359)	(0.446)	(0.394)	(0.419)

$11.830	$11.910	$11.140	$12.270	$11.300

2.23%	10.28%	(5.82% )	12.26%	0.88%

$30,851	$29,524	$33,509	$36,840	$30,552
1.57%	1.56%	1.56%	1.56%	1.56%
1.72%	1.72%	1.70%	1.69%	1.70%
2.88%	3.12%	3.00%	3.35%	3.76%
2.73%	2.96%	2.86%	3.22%	3.62%
16%	34%	40%	52%	49%

Financial highlights

Delaware Tax-Free USA Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/15	8/31/14	8/31/13	8/31/12	8/31/11

$11.990	$11.220	$12.360	$11.380	$11.720

0.466	0.477	0.490	0.517	0.534
(0.080)	0.770	(1.060)	0.979	(0.340)

0.386	1.247	(0.570)	1.496	0.194

(0.466)	(0.477)	(0.490)	(0.516)	(0.534)
—	—	(0.080)	—	—

(0.466)	(0.477)	(0.570)	(0.516)	(0.534)

$11.910	$11.990	$11.220	$12.360	$11.380

3.26%	11.33%	(4.89% )	13.41%	1.83%

$33,323	$24,588	$17,008	$18,187	$9,242
0.57%	0.56%	0.56%	0.56%	0.56%
0.72%	0.72%	0.70%	0.69%	0.70%
3.88%	4.12%	4.00%	4.35%	4.76%
3.73%	3.96%	3.86%	4.22%	4.62%
16%	34%	40%	52%	49%

Financial highlights

Delaware Tax-Free USA Intermediate Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/15	8/31/14	8/31/13	8/31/12	8/31/11

$12.210	$11.690	$12.410	$11.850	$12.110

0.346	0.342	0.344	0.362	0.381
(0.170)	0.520	(0.720)	0.560	(0.260)

0.176	0.862	(0.376)	0.922	0.121

(0.346)	(0.342)	(0.344)	(0.362)	(0.381)

(0.346)	(0.342)	(0.344)	(0.362)	(0.381)

$12.040	$12.210	$11.690	$12.410	$11.850

1.46%	7.47%	(3.13% )	7.89%	1.10%

$184,514	$249,848	$391,923	$464,540	$444,780
0.76%	0.75%	0.75%	0.75%	0.75%
0.93%	0.93%	0.97%	0.97%	0.98%
2.85%	2.86%	2.79%	2.98%	3.27%
2.68%	2.68%	2.57%	2.76%	3.04%
19%	34%	23%	39%	43%

Financial highlights

Delaware Tax-Free USA Intermediate Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/15	8/31/14	8/31/13	8/31/12	8/31/11

$12.200	$11.690	$12.400	$11.850	$12.110

0.243	0.240	0.239	0.258	0.282
(0.170)	0.510	(0.710)	0.550	(0.260)

0.073	0.750	(0.471)	0.808	0.022

(0.243)	(0.240)	(0.239)	(0.258)	(0.282)

(0.243)	(0.240)	(0.239)	(0.258)	(0.282)

$12.030	$12.200	$11.690	$12.400	$11.850

0.60%	6.48%	(3.87% )	6.89%	0.25%

$48,328	$54,231	$64,904	$75,887	$60,398
1.61%	1.60%	1.60%	1.60%	1.60%
1.68%	1.68%	1.67%	1.67%	1.68%
2.00%	2.01%	1.94%	2.13%	2.42%
1.93%	1.93%	1.87%	2.06%	2.34%
19%	34%	23%	39%	43%

Financial highlights

Delaware Tax-Free USA Intermediate Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/15	8/31/14	8/31/13	8/31/12	8/31/11

$12.330	$11.810	$12.530	$11.970	$12.230

0.368	0.363	0.366	0.384	0.402
(0.170)	0.520	(0.720)	0.560	(0.260)

0.198	0.883	(0.354)	0.944	0.142

(0.368)	(0.363)	(0.366)	(0.384)	(0.402)

(0.368)	(0.363)	(0.366)	(0.384)	(0.402)

$12.160	$12.330	$11.810	$12.530	$11.970

1.62%	7.58%	(2.92% )	8.00%	1.28%

$474,262	$434,455	$359,213	$333,033	$281,256
0.61%	0.60%	0.60%	0.60%	0.60%
0.68%	0.68%	0.67%	0.67%	0.68%
3.00%	3.01%	2.94%	3.13%	3.42%
2.93%	2.93%	2.87%	3.06%	3.34%
19%	34%	23%	39%	43%

Financial highlights

Delaware National High-Yield Municipal Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/15	8/31/14	8/31/13	8/31/12	8/31/11

$10.650	$9.640	$10.750	$9.620	$10.090

0.413	0.447	0.449	0.496	0.479
0.097	1.008	(1.110)	1.127	(0.474)

0.510	1.455	(0.661)	1.623	0.005

(0.410)	(0.445)	(0.449)	(0.493)	(0.475)

(0.410)	(0.445)	(0.449)	(0.493)	(0.475)

$10.750	$10.650	$9.640	$10.750	$9.620

4.83%	15.42%	(6.47% )	17.28%	0.23%

$227,090	$204,936	$200,988	$228,829	$140,629
0.85%	0.85%	0.85%	0.85%	0.85%
0.97%	0.99%	0.99%	0.99%	1.01%
3.80%	4.38%	4.18%	4.83%	5.03%
3.68%	4.24%	4.04%	4.69%	4.87%
10%	31%	46%	34%	57%

Financial highlights

Delaware National High-Yield Municipal Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/15	8/31/14	8/31/13	8/31/12	8/31/11

$10.700	$9.680	$10.800	$9.660	$10.130

0.333	0.373	0.370	0.422	0.409
0.097	1.018	(1.120)	1.137	(0.474)

0.430	1.391	(0.750)	1.559	(0.065)

(0.330)	(0.371)	(0.370)	(0.419)	(0.405)

(0.330)	(0.371)	(0.370)	(0.419)	(0.405)

$10.800	$10.700	$9.680	$10.800	$9.660

4.04%	14.63%	(7.21% )	16.47%	(0.51% )

$91,196	$71,424	$69,889	$69,634	$44,497
1.60%	1.60%	1.60%	1.60%	1.60%
1.72%	1.74%	1.74%	1.74%	1.76%
3.05%	3.63%	3.43%	4.08%	4.28%
2.93%	3.49%	3.29%	3.94%	4.12%
10%	31%	46%	34%	57%

Financial highlights

Delaware National High-Yield Municipal Bond Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

8/31/15	8/31/14	8/31/13	8/31/12	8/31/11

$ 10.750	$9.730	$10.850	$9.710	$10.190

0.443	0.476	0.480	0.527	0.506
0.097	1.018	(1.120)	1.137	(0.484)

0.540	1.494	(0.640)	1.664	0.022

(0.440)	(0.474)	(0.480)	(0.524)	(0.502)

(0.440)	(0.474)	(0.480)	(0.524)	(0.502)

$ 10.850	$10.750	$9.730	$10.850	$9.710

5.08%	15.71%	(6.23% )	17.57%	0.41%

$649,455	$384,525	$165,162	$125,661	$44,364
0.60%	0.60%	0.60%	0.60%	0.60%
0.72%	0.74%	0.74%	0.74%	0.76%
4.05%	4.63%	4.43%	5.08%	5.28%
3.93%	4.49%	4.29%	4.94%	5.12%
10%	31%	46%	34%	57%

Notes to financial statements

Delaware Investments® National Tax-Free Funds	August 31, 2015

Delaware Group® Tax-Free Fund is organized as a Delaware statutory trust and offers two series: Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund. Voyageur Mutual Funds is organized as a Delaware statutory trust and offers five series: Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, and Delaware Tax-Free New York Fund. Delaware Group Tax-Free Fund and Voyageur Mutual Funds are individually referred to as a Trust and collectively as the Trusts. These financial statements and the related notes pertain to Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund (each referred to as a Fund, or collectively, as the Funds). The above Trusts are open-end investment companies. The Funds are considered diversified under the Investment Company Act of 1940, as amended and offer Class A, Class C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50% for Delaware Tax-Free USA Fund and Delaware National High-Yield Municipal Bond Fund, and 2.75% for Delaware Tax-Free USA Intermediate Fund. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first year and 0.50% during the second year for Delaware Tax-Free USA Fund and Delaware National High-Yield Municipal Bond Fund, and 0.75% for Delaware Tax-Free USA Intermediate Fund if redeemed within the first year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Effective Sept. 25, 2014, all remaining shares of Class B were converted to Class A shares. Between June 1, 2007 and Sept. 25, 2014, Class B shares could be purchased only through dividend reinvestment and certain permitted exchanges. Class B shares of Delaware Tax-Free USA Fund and Delaware National High-Yield Municipal Bond Fund automatically converted to Class A shares on a quarterly basis approximately eight years after purchase. Class B shares of Delaware Tax-Free USA Intermediate Fund automatically converted to Class A shares on a quarterly basis approximately five years after purchase. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund is to seek as high a level of current interest income exempt from federal income taxes as is available from municipal obligations and as is consistent with prudent investment management and preservation of capital.

The investment objective of Delaware National High-Yield Municipal Bond Fund is to seek a high level of current income exempt from federal income tax primarily through investment in medium- and lower-grade municipal obligations.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation – Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund’s Board of Trustees (each, a Board or, collectively, the Boards). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken for all open federal income tax years (Aug. 31, 2012–Aug. 31, 2015), and has concluded that no provision for federal income tax is required in each Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of each Fund on the basis of “settled shares” of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – Each Fund is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Each Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Notes to financial statements

Delaware Investments® National Tax-Free Funds

1. Significant Accounting Policies (continued)

Each Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Aug. 31, 2015.

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Aug. 31, 2015, each Fund earned the following amounts under this agreement:

Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
$133	$91	$77

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated based on each Fund’s average daily net assets as follows:

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
On the first $500 million	0.550%	0.500%	0.550%
On the next $500 million	0.500%	0.475%	0.500%
On the next $1.5 billion	0.450%	0.450%	0.450%
In excess of $2.5 billion	0.425%	0.425%	0.425%

DMC has contractually agreed to waive that portion, if any, of its management fee and/or pay/reimburse each Fund to the extent necessary to ensure that total annual operating expenses (excluding any 12b-1 fees, taxes, interest, inverse floater program expenses, acquired fund fees and expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) do not exceed 0.56%, 0.60%, and 0.60% of average daily net assets of Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund, respectively, from Sept. 1, 2014 through Aug. 31, 2015.1 For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Boards and DMC. These expense waivers and reimbursements apply only to expenses paid directly by each Fund and may only be terminated by agreement of DMC and each Fund.

Effective Nov. 1, 2014, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to each Fund. Prior to this time, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provided fund accounting and financial administration oversight services to each Fund under a substantially identical agreement with an identical fee schedule. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Investments Family of Funds on a relative net asset value basis. These amounts are included on the “Statements of operations” under “Accounting and Administration expenses.” For the year ended Aug. 31, 2015, each Fund was charged for these services as follows:

Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
$27,096	$35,773	$40,711

Effective Nov. 1, 2014, DIFSC also became the transfer agent and dividend disbursing agent of each Fund. Prior to this time, DSC was the transfer agent and dividend disbursing agent of each Fund under a substantially identical agreement with an identical fee schedule. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% on average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail Funds in the Delaware Investments Family of Funds on a relative net asset value basis. These amounts are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Aug. 31, 2015, each Fund was charged for these services as follows:

Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
$118,964	$157,082	$178,580

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to each Fund. Sub-transfer agency fees are passed on to and paid by each Fund.

Pursuant to a distribution agreement and distribution plan, Delaware National High-Yield Municipal Bond Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 0.25% of the average daily net assets of the Class A shares. Each Fund pays 1.00% of the average daily net assets of the Class C shares for all the Funds. The Board for Delaware Tax-Free USA Fund has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares that went into effect on June 1, 1992. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (1) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (2) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All of the Fund’s Class A shareholders bear 12b-1 fees at the same rate, the blended rate, currently 0.24% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. The Class A shares and Class B shares of Delaware Tax-Free USA Intermediate Fund were subject to a 12b-1 fee of 0.25% and 1.00%, respectively of average daily net assets, which were contractually waived to 0.15% of average daily net assets from Sept. 1, 2014 through Aug. 31, 2015.2 The Class B shares of Delaware Tax-Free USA

Notes to financial statements

Delaware Investments® National Tax-Free Funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Fund3 and National High-Yield Municipal Bond Fund4 were subject to a 12b-1 fee of 1.00% of average daily net assets which were contractually waived to 0.25% of average daily net assets from Sept. 1, 2014 through Sept. 25, 2014. Institutional Class shares pay no distribution and service expenses.

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to each Fund. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended Aug. 31, 2015, each Fund was charged for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
	$14,891	$19,666	$21,947
For the year ended Aug. 31, 2015, DDLP earned commissions on sales of Class A shares for each Fund as follows:
	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
	$25,308	$9,137	$72,460

For the year ended Aug. 31, 2015, DDLP received gross CDSC commissions on redemptions of Delaware Tax-Free USA Fund and Delaware National High-Yield Municipal Bond Fund’s Class A and Class C shares. These commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Class A	$ —	$ —	$16,204
Class C	1,385	8,356	21,002

Trustees’ fees include expenses accrued by the Funds for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trusts. These officers and Trustees are paid no compensation by the Funds.

1The contractual waiver period is from Dec. 27, 2013, through Dec. 29, 2015.

2The contractual waiver period is from Dec. 27, 2013, through Dec. 29, 2015 for the Class A shares and March 1, 2013, through Sept. 25, 2014 for the Class B shares.

3The contractual waiver period was from May 1, 2013, through Sept. 25, 2014.

4The contractual waiver period was from Aug. 1, 2013, through Sept. 25, 2014.

3. Investments

For the year ended Aug. 31, 2015, each Fund made purchases and sales of investment securities other than short-term investments as follows:

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Purchases	$107,278,164	$139,591,967	$391,062,032
Sales	90,288,667	150,779,677	80,330,970

At Aug. 31, 2015, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund were as follows:

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Cost of Investments	$514,192,168	$661,741,340	$911,686,868
Aggregate unrealized appreciation of investments	$ 48,562,773	$ 41,269,179	$ 49,498,431
Aggregate unrealized depreciation of investments	(1,849,546)	(1,804,275)	(4,080,950)
Net unrealized appreciation of investments	$ 46,713,227	$ 39,464,904	$ 45,417,481

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts,

Notes to financial statements

Delaware Investments® National Tax-Free Funds

3. Investments (continued)

foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of Aug. 31, 2015:

Delaware Tax-Free USA Fund
Securities	Level 2
Municipal Bonds	$552,910,395
Short-Term Investments	7,995,000
Total Value of Securities	$560,905,395

Delaware Tax-Free USA Intermediate Fund
Securities	Level 2
Municipal Bonds	$695,131,244
Short-Term Investments	6,075,000
Total Value of Securities	$701,206,244

Delaware National High-Yield Municipal Bond Fund
Securities	Level 2
Municipal Bonds	$947,809,349
Short-Term Investments	9,295,000
Total Value of Securities	$957,104,349

During the year ended Aug. 31, 2015, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to each Fund. Each Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. At Aug. 31, 2015, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Aug. 31, 2015 and 2014 was as follows:

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Year ended 8/31/15
Tax-exempt income	$20,604,908	$21,800,008	$33,237,798
Ordinary income	47,491	1,617	21,205

Total	$20,652,399	$21,801,625	$33,259,003

Year ended 8/31/14
Tax-exempt income	$21,320,935	$21,681,177	$23,619,057
Ordinary income	47,123	8,009	11,721

Total	$21,368,058	$21,689,186	$23,630,778

5. Components of Net Assets on a Tax Basis

As of Aug. 31, 2015, the components of net assets on a tax basis were as follows:

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Shares of beneficial interest	$524,354,830	$674,509,027	$938,312,898
Undistributed tax-exempt income	623,826	619,367	1,048,209
Distributions payable	(565,665)	(585,202)	(1,031,569)
Capital loss carryforwards	(2,747,897)	(6,904,092)	(16,005,785)
Unrealized appreciation of investments	46,713,227	39,464,904	45,417,481

Net assets	$568,378,321	$707,104,004	$967,741,234

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and tax treatment of market discount and premium on debt instruments.

Notes to financial statements

Delaware Investments® National Tax-Free Funds

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of expiring capital loss carryforwards and tax treatment of market discount and premium on certain debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended Aug. 31, 2015, the Delaware National High-Yield Municipal Bond Fund recorded the following reclassifications:

Delaware National High-Yield Municipal Bond Fund
Undistributed net investment income	$(194,106)
Accumulated net realized loss	549,807
Paid-in capital	(355,701)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2015, $2,050,022 capital loss carryforwards was utilized for the Delaware Tax-Free USA Intermediate Fund and $355,701 capital loss carryforwards expired for the Delaware National High-Yield Municipal Bond Fund.

Capital loss carryforwards remaining at Aug. 31, 2015 will expire as follows:

	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
2017	$5,428,954	$374,735

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Losses incurred that will be carried forward under the Act are as follows:

	Delaware Tax-Free USA Fund	Delaware Tax-Free USA Intermediate Fund	Delaware National High-Yield Municipal Bond Fund
Loss carryforward character:
Short-term	$ 642,595	$1,475,138	$10,312,954
Long-term	2,105,302	—	5,318,096

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Tax-Free USA Fund		Delaware Tax-Free USA Intermediate Fund		Delaware National High-Yield Municipal Bond Fund
	Year ended		Year ended		Year ended
	8/31/15	8/31/14	8/31/15	8/31/14	8/31/15	8/31/14
Shares sold:
Class A	6,206,129	1,789,524	4,103,827	5,895,384	8,439,793	7,971,429
Class B	—	696	—	654	—	3
Class C	354,520	189,460	524,181	545,377	2,799,793	1,870,701
Institutional Class	1,448,572	1,205,280	13,835,733	19,954,492	32,549,643	28,345,725

Shares issued upon reinvestment of dividends and distributions:
Class A	1,321,485	1,427,570	418,517	717,349	615,419	728,826
Class B	52	1,471	1	22	64	1,234
Class C	59,534	66,935	77,051	90,506	198,834	205,676
Institutional Class	70,685	44,454	684,213	424,564	1,768,432	952,319

	9,460,977	4,725,390	19,643,523	27,628,348	46,371,978	40,075,913

Shares redeemed:
Class A	(6,951,366)	(7,850,023)	(9,663,549)	(19,666,413)	(7,179,403)	(10,308,379)
Class B	(20,585)	(72,964)	(413)	(3,463)	(20,948)	(37,265)
Class C	(285,827)	(784,663)	(1,030,063)	(1,745,318)	(1,231,191)	(2,618,070)
Institutional Class	(772,866)	(715,016)	(10,756,662)	(15,560,640)	(10,249,783)	(10,503,939)

	(8,030,644)	(9,422,666)	(21,450,687)	(36,975,834)	(18,681,325)	(23,467,653)

Net increase (decrease)	1,430,333	(4,697,276)	(1,807,164)	(9,347,486)	27,690,653	16,608,260

Notes to financial statements

Delaware Investments® National Tax-Free Funds

6. Capital Shares (continued)

For the year ended Aug. 31, 2015 and 2014, the following shares and values were converted from Class B to Class A. The respective amounts are included in Class B redemptions and Class A subscriptions in the tables on the previous page and the “Statements of changes in net assets.”

	Class B Shares	Year ended 8/31/15 Class A Shares	Value	Class B Shares	Year ended 8/31/14 Class A Shares	Value
Delaware Tax-Free USA Fund	2,096	2,095	$24,893	20,225	20,230	$230,817
Delaware Tax-Free USA Intermediate Fund	—	—	—	33	33	385
Delaware National High-Yield Municipal Bond Fund	3,664	3,672	39,175	12,965	13,002	130,078

Certain shareholders may exchange shares of one class for another class in the same Fund. For the years ended Aug. 31, 2015 and 2014, Delaware Tax-Free USA Fund and Delaware National High-Yield Municipal Bond Fund had the following exchange transactions. These exchange transactions are included as subscriptions and redemptions in the tables on the previous page and the “Statements of changes in net assets.”

	Year ended 8/31/15
	Exchange Redemptions		Exchange Subscriptions
	Class A Shares	Class C Shares	Institutional Class Shares	Value
Delaware Tax-Free USA Intermediate Fund	1,776	603	2,358	$28,610
Delaware National High-Yield Municipal Bond Fund	1,758	5,032	6,750	73,457

	Year ended 8/31/14
	Exchange Redemptions	Exchange Subscriptions Institutional

	Class A Shares	Class Shares	Value
Delaware Tax-Free USA Intermediate Fund	2,372,246	2,349,034	$28,798,947
Delaware National High-Yield Municipal Bond Fund	783	779	8,059

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 10, 2014.

On Nov. 10, 2014, each Fund, along with the other Participants, entered into an amendment to the agreement for a $275,000,000 revolving line of credit to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 9, 2015.

The Funds had no amounts outstanding as of Aug. 31, 2015 or at any time during the year then ended.

8. Geographic, Credit, and Market Risks

The Funds concentrate their investments in securities issued by municipalities, and may be subject to geographic concentration risk. In addition, the Funds have the flexibility to invest in issuers in U.S. territories and possessions such as the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and Guam, whose bonds are also free of federal and individual state income taxes. The value of the Funds’ investments may be adversely affected by new legislation within the U.S. states or territories, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no certainty that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in each Fund. At Aug. 31, 2015, 1.55%, 3.47%, and 1.06% of Delaware Tax-Free USA Fund’s, Delaware Tax-Free USA Intermediate Fund’s, and Delaware National High-Yield Municipal Bond Fund’s net assets, respectively, were insured by bond insurers. These securities have been identified on the “Schedules of investments.”

As of Aug. 31, 2015, Delaware Tax-Free USA Fund invested in municipal bonds issued by the states of California, New York, and Texas which constituted approximately 13.61%, 19.13%, and 12.11%, respectively, of the Fund’s net assets. As of Aug. 31, 2015, Delaware Tax-Free USA Intermediate Fund invested in municipal bonds issued by the states of California, New York, and Texas, which constituted approximately 16.30%, 16.38%, and 10.92%, respectively, of the Fund’s net assets. As of Aug. 31, 2015, Delaware National High-Yield Municipal Bond Fund invested in municipal bonds issued by the states of California and New York which constituted approximately 13.51% and 10.83%, respectively, of the Fund’s net assets. These investments could make each Fund more sensitive to economic conditions in those states than other more geographically diversified national municipal income funds.

Notes to financial statements

Delaware Investments® National Tax-Free Funds

8. Geographic, Credit, and Market Risks (continued)

Each Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC (S&P) and lower than Baa3 by Moody’s Investors Service, Inc. (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Each Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. Each Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Funds may invest in advance refunded bonds, escrow secured bonds, or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities, which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Boards have delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A and illiquid securities held by each Fund have been identified on the “Schedules of investments.”

9. Contractual Obligations

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

10. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board (FASB) issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after Dec. 15, 2014 and interim periods within those fiscal years. Management has determined that this pronouncement has no impact to each Fund’s financial statements.

In May 2015, the FASB issued Accounting Standards Update (ASU) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Funds for fiscal years beginning after Dec. 15, 2015, and interim periods within those fiscal years. ASU 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (NAV) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. At this time, management is evaluating the implications of ASU No. 2015-07 and its impact on the financial statement disclosures has not yet been determined.

11. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Aug. 31, 2015 that would require recognition or disclosure in the Funds’ financial statements.

Report of independent registered

public accounting firm

To the Board of Trustees of Delaware Group® Tax-Free Fund and Voyageur Mutual Funds and the Shareholders of Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund and Delaware National High-Yield Municipal Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund (constituting Delaware Group® Tax-Free Fund) and Delaware National High-Yield Municipal Bond Fund (one of the series constituting Voyageur Mutual Funds) (hereafter collectively referred to as the “Funds”) at August 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 22, 2015

Other Fund information (Unaudited)

Delaware Investments® National Tax-Free Funds

Tax Information

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Aug. 31, 2015, each Fund reports distributions paid during the year as follows:

	(A) Ordinary Income Distributions (Tax Basis)*	(B) Tax-Exempt Distributions (Tax Basis)	Total Distributions (Tax Basis)
Delaware Tax-Free USA Fund	0.23%	99.77%	100.00%
Delaware Tax-Free USA Intermediate Fund	0.01%	99.99%	100.00%
Delaware National High-Yield Municipal Bond Fund	0.06%	99.94%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

For the fiscal year ended Aug. 31, 2015, certain interest income paid by the Funds, have been determined to be Qualified Interest Income and may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004, and as extended by the Tax Relief, Unemployment Insurance Reauthorization and Jobs Creation Act of 2010, and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended Aug. 31, 2015, the Funds have reported maximum distributions of Qualified Interest Income as follows:

Delaware Tax-Free USA Fund	$47,491
Delaware National High-Yield Municipal Bond Fund	21,205

Other Fund information (Unaudited)

Delaware Investments® National Tax-Free Funds

Proxy Results

At Joint Special Meetings of Shareholders of Delaware Group® Tax-Free Fund, on behalf of Delaware Tax-Free USA Fund and Delaware Tax-Free USA Intermediate Fund, held on March 31, 2015, and at Joint Special Meetings of Shareholders of Voyageur Mutual Funds on behalf of Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund, held on March 31, 2015 and reconvened to April 21, 2015, May 12, 2015, and June 2, 2015 for the proposals listed in items (ii) and (iii) below for Delaware Minnesota High-Yield Municipal Bond Fund (Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund, each a “Fund” and together the “Funds,” and Delaware Group Tax-Free Fund and Voyageur Mutual Funds, each a “Trust” and together the “Trusts”), the shareholders of each Trust/each Fund voted to: (i) elect a Board of Trustees for each Trust; (ii) approve the implementation of a new “manager of managers” order for the Funds; (iii) revise the fundamental investment restriction relating to lending for the Funds; and (iv)(a) revise provisions of each Trust’s Agreement and Declaration of Trust related to documenting the transfer of shares, (iv)(b) revise provisions of each Trust’s Agreement and Declaration of Trust related to shareholder disclosure of certain information upon board demand, and (iv)(c) revise provisions of each Trust’s By-Laws so that Delaware law will apply to matters related to proxies. At the meeting, the following people were elected to serve as Independent Trustees: Thomas L. Bennett, Ann D. Borowiec, Joseph W. Chow, John A. Fry, Lucinda S. Landreth, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Janet L. Yeomans, and J. Richard Zecher. In addition, Patrick P. Coyne was elected to serve as an Interested Trustee.

The following proposals were submitted for a vote of the shareholders:

1. To elect a Board of Trustees for each Trust.

A quorum of shares outstanding of the Funds of each Trust was present, and the votes passed with a plurality of these Shares.

Delaware Group Tax-Free Fund

	Shares Voted For	% of Outstanding Shares	% of Shares Voted	Shares Withheld	% of Outstanding Shares	% of Shares Voted
Thomas L. Bennett	66,978,124.700	61.814%	98.538%	993,583.127	0.917%	1.462%
Ann D. Borowiec	66,988,238.238	61.823%	98.553%	983,469.589	0.908%	1.447%
Joseph W. Chow	66,993,995.601	61.829%	98.562%	977,712.226	0.902%	1.438%
Patrick P. Coyne	66,967,885.587	61.805%	98.523%	1,003,822.240	0.926%	1.477%
John A. Fry	67,005,857.300	61.840%	98.579%	965,850.527	0.891%	1.421%
Lucinda S. Landreth	66,958,398.403	61.796%	98.509%	1,013,309.424	0.935%	1.491%
Frances A. Sevilla-Sacasa	66,998,752.221	61.833%	98.569%	972,955.606	0.898%	1.431%
Thomas K. Whitford	67,007,171.909	61.841%	98.581%	964,535.918	0.890%	1.419%
Janet L. Yeomans	66,998,923.984	61.833%	98.569%	972,783.843	0.898%	1.431%
J. Richard Zecher	66,839,037.989	61.686%	98.334%	1,132,669.838	1.045%	1.666%

Voyageur Mutual Funds

	Shares Voted For	% of Outstanding Shares	% of Shares Voted	Shares Withheld	% of Outstanding Shares	% of Shares Voted
Thomas L. Bennett	77,276,795.607	65.123%	98.335%	1,308,193.317	1.102%	1.665%
Ann D. Borowiec	77,397,915.799	65.225%	98.489%	1,187,073.125	1.000%	1.511%
Joseph W. Chow	77,285,371.301	65.130%	98.346%	1,299,617.623	1.095%	1.654%
Patrick P. Coyne	77,395,165.343	65.222%	98.486%	1,189,823.581	1.003%	1.514%
John A. Fry	77,394,790.343	65.222%	98.485%	1,190,198.581	1.003%	1.515%
Lucinda S. Landreth	77,370,351.799	65.202%	98.454%	1,214,637.125	1.024%	1.546%
Frances A. Sevilla-Sacasa	77,375,937.301	65.206%	98.461%	1,209,051.623	1.019%	1.539%
Thomas K. Whitford	77,381,528.607	65.211%	98.469%	1,203,460.317	1.014%	1.531%
Janet L. Yeomans	77,362,190.845	65.195%	98.444%	1,222,798.079	1.030%	1.556%
J. Richard Zecher	77,388,843.343	65.217%	98.478%	1,196,145.581	1.008%	1.522%

2. To approve the implementation of a new “manager of managers” order.

A quorum of the shares outstanding of each Fund was present, and the votes passed with the required majority of those shares. The results were as follows:

Delaware Tax-Free USA Fund

Shares voted for	22,047,241.250
Percentage of outstanding shares	47.426%
Percentage of shares voted	75.425%
Shares voted against	815,221.535
Percentage of outstanding shares	1.754%
Percentage of shares voted	2.789%
Shares abstained	849,430.098
Percentage of outstanding shares	1.827%
Percentage of shares voted	2.906%
Broker non-votes	5,518,809.900

Other Fund information (Unaudited)

Delaware Investments® National Tax-Free Funds

Proxy Results (continued)

Delaware Tax-Free USA Intermediate Fund

Shares voted for	28,369,805.953
Percentage of outstanding shares	45.856%
Percentage of shares voted	73.229%
Shares voted against	320,394.064
Percentage of outstanding shares	0.518%
Percentage of shares voted	0.827%
Shares abstained	461,187.027
Percentage of outstanding shares	0.745%
Percentage of shares voted	1.190%
Broker non-votes	9,589,618.000

Delaware National High-Yield Municipal Bond Fund

Shares voted for	39,246,189.802
Percentage of outstanding shares	49.576%
Percentage of shares voted	69.433%
Shares voted against	820,119.825
Percentage of outstanding shares	1.036%
Percentage of shares voted	1.451%
Shares abstained	495,641.534
Percentage of outstanding shares	0.626%
Percentage of shares voted	0.877%
Broker non-votes	15,961,488.000

3. To revise the fundamental investment restriction relating to lending.

A quorum of the shares outstanding of each Fund was present, and the votes passed with the required majority of those shares. The results were as follows:

Delaware Tax-Free USA Fund

Shares voted for	21,834,498.229
Percentage of outstanding shares	46.969%
Percentage of shares voted	74.697%
Shares voted against	980,998.874
Percentage of outstanding shares	2.110%
Percentage of shares voted	3.356%
Shares abstained	896,393.780
Percentage of outstanding shares	1.928%
Percentage of shares voted	3.067%
Broker non-votes	5,518,811.900

Delaware Tax-Free USA Intermediate Fund

Shares voted for	28,295,849.770
Percentage of outstanding shares	45.737%
Percentage of shares voted	73.039%
Shares voted against	394,359.913
Percentage of outstanding shares	0.637%
Percentage of shares voted	1.018%
Shares abstained	461,175.361
Percentage of outstanding shares	0.745%
Percentage of shares voted	1.190%
Broker non-votes	9,589,620.000

Delaware National High-Yield Municipal Bond Fund

Shares voted for	39,239,573.984
Percentage of outstanding shares	49.567%
Percentage of shares voted	69.422%
Shares voted against	843,759.270
Percentage of outstanding shares	1.066%
Percentage of shares voted	1.493%
Shares abstained	478,613.907
Percentage of outstanding shares	0.605%
Percentage of shares voted	0.847%
Broker non-votes	15,961,492.000

4. (a) To revise provisions of each Trust’s Agreement and Declaration of Trust related to documenting the transfer of shares.

A quorum of the shares outstanding of each Trust was present, and the votes passed with a majority of those shares. The results were as follows:

Delaware Group® Tax-Free Fund

Shares voted for	50,456,139.231
Percentage of outstanding shares	46.566%
Percentage of shares voted	74.231%
Shares voted against	1,006,109.546
Percentage of outstanding shares	0.929%
Percentage of shares voted	1.480%
Shares abstained	1,401,034.150
Percentage of outstanding shares	1.293%
Percentage of shares voted	2.061%
Broker non-votes	15,108,424.900

Other Fund information (Unaudited)

Delaware Investments® National Tax-Free Funds

Proxy Results (continued)

Voyageur Mutual Funds

Shares voted for	53,350,588.915
Percentage of outstanding shares	44.960%
Percentage of shares voted	67.889%
Shares voted against	1,291,148.802
Percentage of outstanding shares	1.088%
Percentage of shares voted	1.643%
Shares abstained	1,136,878.207
Percentage of outstanding shares	0.958%
Percentage of shares voted	1.447%
Broker non-votes	22,806,373.000

4. (b) To revise provisions of each Trust’s Agreement and Declaration of Trust related to shareholder disclosure of certain information upon board demand.

A quorum of the shares outstanding of each Trust was present, and the votes passed with a majority of those shares. The results were as follows:

Delaware Group Tax-Free Fund

Shares voted for	50,367,471.364
Percentage of outstanding shares	46.484%
Percentage of shares voted	74.101%
Shares voted against	994,649.483
Percentage of outstanding shares	0.918%
Percentage of shares voted	1.463%
Shares abstained	1,501,157.080
Percentage of outstanding shares	1.385%
Percentage of shares voted	2.209%
Broker non-votes	15,108,429.900

Voyageur Mutual Funds

Shares voted for	53,435,861.658
Percentage of outstanding shares	45.031%
Percentage of shares voted	67.998%
Shares voted against	1,312,655.329
Percentage of outstanding shares	1.106%
Percentage of shares voted	1.670%
Shares abstained	1,030,092.937
Percentage of outstanding shares	0.868%
Percentage of shares voted	1.311%
Broker non-votes	22,806,379.000

4. (c) To revise provisions of each Trust’s By-Laws so that Delaware law will apply to matters related to proxies.

A quorum of the shares outstanding of each Trust was present, and the votes passed with a majority of those shares. The results were as follows:

Delaware Group® Tax-Free Fund

Shares voted for	50,734,411.134
Percentage of outstanding shares	46.823%
Percentage of shares voted	74.640%
Shares voted against	702,650.318
Percentage of outstanding shares	0.648%
Percentage of shares voted	1.034%
Shares abstained	1,426,224.475
Percentage of outstanding shares	1.316%
Percentage of shares voted	2.098%
Broker non-votes	15,108,421.900

Voyageur Mutual Funds

Shares voted for	54,268,750.116
Percentage of outstanding shares	45.733%
Percentage of shares voted	69.057%
Shares voted against	486,387.431
Percentage of outstanding shares	0.410%
Percentage of shares voted	0.619%
Shares abstained	1,023,482.377
Percentage of outstanding shares	0.863%
Percentage of shares voted	1.302%
Broker non-votes	22,806,369.000

Other Fund information (Unaudited)

Delaware Investments® National Tax-Free Funds

Board Consideration of Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free USA Fund, and Delaware Tax-Free USA Intermediate Fund Investment Management Agreements

At a meeting held on Aug. 18-20, 2015 (the “Annual Meeting”), the Boards of Trustees (collectively referred to here as the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free USA Fund, and Delaware Tax-Free USA Intermediate Fund (each, a “Fund” and together, the “Funds”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreements with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Funds; the costs of such services to the Funds; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2015 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared each Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of each Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. They also engaged a consultant to assist them in analyzing portions of the data presented and received. The Independent Trustees reviewed and discussed with the consultant two reports prepared by the consultant with respect to such data. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent, and Quality of Service. The Board considered the services provided by DMC to each Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Funds; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Funds’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that, in the third and fourth quarters of 2013, Management reduced the maximum 12b-1 fee for certain funds, and in November 2013 Management negotiated a substantial reduction in fees for fund accounting services provided to the Funds. The Board noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments® fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds, and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment Performance. The Board placed significant emphasis on the investment performance of the Funds in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/ worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended March 31, 2015. The Board’s objective is that each Fund’s performance for the periods considered be at or above the median of its Performance Universe.

Delaware National High-Yield Municipal Bond Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional high yield municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free USA Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional general and insured municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the 1- and 3-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 5- and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free USA Intermediate Fund – The Performance Universe for the Fund consisted of the Fund and all retail and institutional intermediate municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of each Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees

Other Fund information (Unaudited)

Delaware Investments® National Tax-Free Funds

Board Consideration of Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free USA Fund, and Delaware Tax-Free USA Intermediate Fund Investment Management Agreements (continued)

(assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to DMC for non-management services. The Board’s objective is to limit each Fund’s total expense ratio to be competitive with that of the Expense Group.

Delaware National High-Yield Municipal Bond Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Lipper report.

Delaware Tax-Free USA Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Lipper report.

Delaware Tax-Free USA Intermediate Fund – The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the total expenses of the Fund in comparison to those of its Expense Group as shown in the Lipper report.

Management Profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of Scale. The Trustees considered whether economies of scale are realized by DMC as each Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments® Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under each Fund’s management contract fell within the standard structure. The Board also noted that each Fund’s assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under each Fund’s Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders.

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle[1]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 1, 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 20, 2015
Independent Trustees
Thomas L. Bennett	Chairman and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chairman since
March 1, 2015
Ann D. Borowiec	Trustee	Since March 31, 2015
2005 Market Street
Philadelphia, PA 19103
November 1958
Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Shawn K. Lytle has served as	64	Trustee — UBS
President of		Relationship Funds,
Delaware Investments[2]		SMA Relationship
since June 2015 and was the		Trust, and UBS Funds
Regional Head of Americas for		(May 2010–April 2015)
UBS Global Asset
Management from
2010 through 2015.

Private Investor	64	Director —
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(2007–2011)
Chief Executive Officer	64	None
Private Wealth Management
(2011–2013) and
Market Manager,
New Jersey Private
Bank (2005–2011) –
J.P. Morgan Chase & Co.
Executive Vice President	64	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risks, and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004–2014)
(July 2004–March 2011)

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960
Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President —	64	Director — Hershey Trust
Drexel University		Company
(August 2010–Present)
Director, Audit Committee,
President —		and Governance Committee
Franklin & Marshall College		Member — Community
(July 2002–July 2010)		Health Systems
Director — Drexel
Morgan & Co.
Private Investor	64	None
(2004–Present)
Chief Executive Officer —	64	Trust Manager and
Banco Itaú		Audit Committee
International		Member — Camden
(April 2012–Present)		Property Trust
Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration
President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

130

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice Chairman	64	Director — HSBC Finance
(2010–April 2013),		Corporation and HSBC
Chief Administrative		North America Holdings Inc.
Officer (2008–2010), and Executive Vice		Director —
President and Chief		HSBC Bank
Administrative Officer
(2007–2009) —
PNC Financial
Services Group
Vice President and Treasurer	64	Director, Audit and
(January 2006–July 2012)		Compliance Committee Chair,
Vice President —		Investment Committee
Mergers & Acquisitions		Member, and Governance
(January 2003–January 2006),		Committee Member —
and Vice President		Okabena Company
and Treasurer
(July 1995–January 2003)		Chair — 3M
3M Corporation		Investment Management
Company
(2005–2012)

131

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972
Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

132

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

David F. Connor has served as	64	None[3]

Senior Vice President of

the Fund(s) and

the investment advisor

since 2013, General Counsel

of the Fund(s) and

the investment advisor

since 2015, and Secretary

of the Fund(s) and the

investment advisor since 2005.

Daniel V. Geatens has served	64	None[3]
as Vice President and
Treasurer of the Fund(s) since 2007 and Vice President and Director of Financial
Administration of the investment advisor since 2010.
Richard Salus has served as	64	None[3]
Senior Vice President and Chief Financial Officer of the Fund(s) and the investment advisor since 2006.

[3]	David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

133

About the organization

Board of trustees

Shawn K. Lytle	Ann D. Borowiec	John A. Fry	Frances A.
President and	Former Chief Executive	President	Sevilla-Sacasa
Chief Executive Officer	Officer	Drexel University	Chief Executive Officer
Delaware Investments®	Private Wealth Management	Philadelphia, PA	Banco Itaú
Family of Funds Philadelphia, PA	J.P. Morgan Chase & Co. New York, NY	Lucinda S. Landreth Former Chief Investment	International Miami, FL
Thomas L. Bennett	Joseph W. Chow	Officer	Thomas K. Whitford
Chairman of the Board	Former Executive Vice	Assurant, Inc.	Former Vice Chairman
Delaware Investments	President	New York, NY	PNC Financial Services Group
Family of Funds	State Street Corporation		Pittsburgh, PA
Private Investor Rosemont, PA	Brookline, MA		Janet L. Yeomans Former Vice President and
Treasurer
3M Corporation
St. Paul, MN
Affiliated officers
David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Investments	Delaware Investments
Delaware Investments	Family of Funds	Family of Funds
Family of Funds	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This annual report is for the information of Delaware Tax-Free USA Fund, Delaware Tax-Free USA Intermediate Fund, and Delaware National High-Yield Municipal Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Forms N-Q are available without charge on the Funds’ website at delawareinvestments.com. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

134

Annual report

Fixed income mutual funds

Delaware Tax-Free Arizona Fund

Delaware Tax-Free California Fund

Delaware Tax-Free Colorado Fund

Delaware Tax-Free Idaho Fund

Delaware Tax-Free New York Fund

Delaware Tax-Free Pennsylvania Fund

August 31, 2015

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund at delawareinvestments.com.

Manage your investments online

●	24-hour access to your account information
●	Obtain share prices
●	Check your account balance and recent transactions
●	Request statements or literature
●	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Neither Delaware Investments nor its affiliates noted in this document are authorized deposit-taking institutions for the purpose of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Unless otherwise noted, views expressed herein are current as of Aug. 31, 2015, and subject to change for events occurring after such date.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2015 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware Investments® state tax-free funds	September 8, 2015

Performance preview (for the year ended August 31, 2015)
Delaware Tax-Free Arizona Fund (Class A shares)	1-year return	+3.24%
Barclays Municipal Bond Index (benchmark)	1-year return	+2.52%
Lipper Other States Municipal Debt Funds Average	1-year return	+2.13%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Arizona Fund, please see the table on page 9.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. The Lipper Other States Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation on a specified city or state basis.

Please see page 11 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free California Fund (Class A shares)	1-year return	+3.73%
Barclays Municipal Bond Index (benchmark)	1-year return	+2.52%
Lipper California Municipal Debt Funds Average	1-year return	+3.06%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free California Fund, please see the table on page 12.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. The Lipper California Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in California (double tax-exempt) or a city in California (triple tax-exempt).

Please see page 14 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free Colorado Fund (Class A shares)	1-year return	+2.87%
Barclays Municipal Bond Index (benchmark)	1-year return	+2.52%
Lipper Other States Municipal Debt Funds Average	1-year return	+2.13%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Colorado Fund, please see the table on page 15.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. The Lipper Other States Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation on a specified city or state basis.

Please see page 17 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

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Portfolio management review

Delaware Investments® state tax-free funds

Delaware Tax-Free Idaho Fund (Class A shares)	1-year return	+2.76%
Barclays Municipal Bond Index (benchmark)	1-year return	+2.52%
Lipper Other States Municipal Debt Funds Average	1-year return	+2.13%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Idaho Fund, please see the table on page 18.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. The Lipper Other States Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation on a specified city or state basis.

Please see page 20 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free New York Fund (Class A shares)	1-year return	+3.41%
Barclays Municipal Bond Index (benchmark)	1-year return	+2.52%
Lipper New York Municipal Debt Funds Average	1-year return	+2.60%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free New York Fund, please see the table on page 21.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. The Lipper New York Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in New York (double tax-exempt) or a city in New York (triple tax-exempt).

Please see page 23 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Tax-Free Pennsylvania Fund (Class A shares)	1-year return	+3.45%
Barclays Municipal Bond Index (benchmark)	1-year return	+2.52%
Lipper Pennsylvania Municipal Debt Funds Average	1-year return	+2.92%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Tax-Free Pennsylvania Fund, please see the table on page 24.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. The Lipper Pennsylvania Municipal Debt Funds Average compares funds that limit assets to those securities that are exempt from taxation in Pennsylvania (double tax-exempt) or a city in Pennsylvania (triple tax-exempt).

Please see page 26 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

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Economic backdrop

The U.S. economy continued to grow steadily throughout the Funds’ fiscal year ended Aug. 31, 2015. The economy benefited from increased business investment and consumer spending, made possible in part by a sharp drop in the price of oil. A steadily improving job market also lifted consumer optimism. As of August 2015, the national jobless rate was 5.1%, down a full percentage point from a year earlier and the lowest level since early 2008. (Source: U.S. Labor Department.)

In the third quarter of 2014, U.S. gross domestic product (GDP) – a measure of national economic output – grew by a rapid 4.3% annual pace. This was followed by a 2.1% expansion in the fourth quarter of 2014. In the first quarter of 2015, the economy significantly slowed, as bad winter weather and shipping disruptions at West Coast ports depressed economic activity. These trends reversed in the second quarter of 2015, with continued strength in consumer spending helping to grow the economy by an estimated 3.7% in April–June. (Source: U.S. Commerce Department.)

With the U.S. economy strengthening and inflation well contained, the U.S. Federal Reserve finally ended its quantitative-easing economic stimulus plan in October 2014. The Fed maintained its target short-term rate at essentially zero – where it has been since 2008 – for the duration of the Funds’ fiscal year. However, as the period ended, investors widely anticipated a rate increase even as emerging concerns about the global economy added uncertainty to the central bank’s timetable.

Municipal bond market conditions

Municipal bonds produced positive returns overall for the Funds’ fiscal year. Over the entire period, bonds with longer maturity dates outperformed their shorter-maturity counterparts, while lower-

rated bonds offering higher yields fared better than higher-rated, lower yielding issues.

Municipal bond returns, by maturity and credit quality, for the 12 months ended Aug. 31, 2015, were as follows:

Maturity
5 years	1.18%
10 years	2.47%
22+ years	4.02%

Credit quality
AAA	1.85%
AA	2.40%
A	2.75%
BBB	3.92%

Source: Barclays

One exception to this trend came from bonds with credit ratings below BBB – also known as below-investment-grade, or high yield, bonds – which had flat returns, as measured by the Barclays High-Yield Municipal Bond Index, which tracks the total return performance of the long-term, non-investment-grade tax-exempt bond market. Nearly all of this relative underperformance, however, was caused by the weakness of bonds affiliated with Puerto Rico, which make up approximately 24% of the index. (Bonds issued by U.S. territories are exempt from federal, state, and local income taxes for residents of all 50 states.) Puerto Rico’s longstanding credit problems worsened during the Funds’ fiscal year, as the commonwealth filed for bankruptcy protection in July 2015. If Puerto Rico bonds were removed from the index, high yield returns would have kept with the credit trend by posting gains of 6.75%.

Of the Funds profiled in this report, only Delaware Tax-Free Arizona Fund, Delaware Tax-Free Colorado Fund, and Delaware Tax-Free Idaho Fund had any exposure to long-dated Puerto Rican bonds. In these Funds’ portfolios, we held a position in debt for Hospital Auxilio Mutuo, whose credit quality we concluded was relatively

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Portfolio management review

Delaware Investments® state tax-free funds

insulated from Puerto Rico’s financial difficulties. In fact, these bonds declined only modestly during the 12-month period, far outperforming the average Puerto Rico bond for the same time frame.

Toward the end of the Funds’ fiscal year, the market environment shifted for municipal bond investors. Uncertainty grew about the global economy – especially with respect to China and other emerging markets – causing increased market volatility, as investors became more risk averse. Accordingly, shorter-dated, higher-rated tax-exempt bonds returned to favor, while longer-maturity, lower-quality issues found themselves at a relative performance disadvantage as the period ended.

Demand for municipal bonds was robust as the fiscal year began, but tailed off as the period progressed. Toward the end of the period, however, municipal bond fund outflows grew as investors began to anticipate an increase in the Fed’s target short-term interest rate. Meanwhile, the supply of new long-term municipal debt remained constrained. Despite considerable issuance, much of the new supply consisted of debt refinancing, as issuers took advantage of still-low borrowing costs to lower their long-term interest expenses.

Economic backdrop in the states

Arizona’s diverse state economy is still slowly recovering from the global financial crisis. The rise in population overly exposed the real estate market and the construction industry. July 2015 nonfarm employment of 2.6 million was up 2.1% from a year earlier. While the economy improved during the fiscal year, the unemployment rate remained elevated at 6.1% as of July 2015, well above the national rate of 5.3%. Arizona’s personal income per capita is below the national level. Fiscal 2015 General Fund revenues totaled $9.5 billion, a 5.4% increase over 2014 and 3.7% above budget estimates. Most of the revenue gains were from individual income capital gains and corporate tax collections. The state ended fiscal 2015 with a fund balance of $325 million, well above the expected $132 million shortfall. This creates a larger beginning balance for fiscal 2016 and would result in a $278 million expected ending fund balance for fiscal 2016. The state passed a $9.1 billion 2016 General Fund budget on time. This represented a 1.1% decline in overall spending from the prior year’s $9.2 billion budget. The budget assumes 3.9% overall revenue growth for the fiscal year. The state’s public universities will see a 13% reduction in state support in this budget, but K–12 funding will increase by $160 million for non-classroom spending. (Source: bls.gov, Moody’s Investors Service, Arizona Joint Legislative Budget Committee.)

California enjoys a large, diverse, and wealthy economy that mirrors that of the nation. The gross state product is $2.3 trillion, 13% of U.S. GDP. July 2015 nonfarm employment of 16.1 million was up 3.1% from a year earlier. The state’s unemployment rate fell from 7.4% in July 2014 to 6.2% in July 2015, but remains well above the national rate of 5.3%. Per capita economic measures remain strong, with GDP and personal income 9% above the nation overall. Revenues for fiscal 2015 came in 6.4% above budget and 12.5% above the prior year. Governor Jerry Brown passed a $115 billion General Fund budget for fiscal 2016. It is designed to achieve a structurally balanced budget without the use of on-year revenues or payment deferrals. The budget uses revenue growth to pay down past budgetary borrowing, invest in education and infrastructure, and build reserves. The budget calls for a 3.3% increase in revenues over 2015 and a 0.8% increase in expenditures. Total resources available would equal $117.5 million and expenditures are projected to total $115.4 billion, leaving a fund balance of $2.09 billion, with $1.1 billion reserved for the Special Fund for Economic Uncertainties. A transfer of $1.9 billion in the Rainy Day Fund

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would bring the total to $3.46 billion, equal to 2.9% of resources. Through the first month of fiscal 2016, General Fund revenues were 0.2% below estimates, but 6.2% above the prior year. (Source: bls.gov, California State Controller Monthly Reports, Moody’s.)

Colorado’s economy is diverse, with below-average employment concentration in manufacturing and a variety of service sector strengths. July 2015 nonfarm employment of 2.5 million was up 2.7% from a year earlier. Colorado’s unemployment rate in July 2015 was 4.3%, much lower than the national rate of 5.3%. Colorado is a wealthy state, with per capita income equal to 110% of the U.S. average. Preliminary revenues for fiscal 2015 show 9.3% growth over fiscal 2014 and a 0.5% increase over the March forecast. General Fund revenue is expected to grow more moderately at 4.5% in fiscal 2016 in part due to a contraction in the oil and gas industry. The state passed a $9.5 billion General Fund fiscal year 2016 budget, a 5.4% increase over the prior year. General Fund revenues are anticipated to grow 6.9% in fiscal year 2016. The 2016 budget increases funding for education by $281 million. It also set aside money for road construction and transit, with roughly $145 million going toward transportation. (Source: bls.gov, Colorado Office of State Planning and Budgeting, Moody’s, colorado.gov.)

Idaho’s economy has expanded and diversified in recent years, benefiting from population growth. However, it remains quite dependent on the natural resource sector. July 2015 nonfarm employment of 683,900 was up 3.3% from a year earlier. The unemployment rate in July 2015 fell to 4.1% from 4.8% a year earlier, well below the national rate of 5.3%. Idaho’s General Fund fiscal 2015 revenues totaled $3.06 billion, topping $3 billion for the first time. Total revenues came in 3.1% above budget and 8.6% above the prior year. The state passed its $3.07 billion 2016 General Fund budget on time. The budget grew

4.6% over fiscal 2015. The 2016 General Fund budget increases education and healthcare spending by 7.0% and 1.9%, respectively. (Source: bls.gov, Idaho Division of Management, State Controller’s website.)

New York has a mature, broad-based, and wealthy economy that attracts a highly educated and global workforce. July 2015 nonfarm employment of 9.3 million rose 1.9% from a year earlier. The unemployment rate in July 2015 was 5.4%, slightly above the national rate of 5.3%. In fiscal 2015, General Fund revenues totaled $52 billion, a 13% increase over 2014 and 11.8% higher than original budget estimates. The state ended fiscal 2015 with a General Fund balance of $7.3 billion, an increase of $5.1 billion over fiscal 2014. The state passed a $143 billion fiscal year 2016 budget, an annual increase of 0.3%. This marks the sixth straight year that budget spending increased by less than 2%. Total revenues are anticipated to grow 5% in the 2016 budget. The two biggest portions of the budget, school aid ($23.4 billion) and Medicaid ($17.4 billion) are expected to increase 8.1% and 3.7%, respectively. State operating revenues through the first four months of fiscal 2016 were 5% higher than budget and 1.9% above the prior year due to higher personal income taxes. (Source: bls.gov, New York Division of Budget, Moody’s, Office of the New York State Comptroller.)

Pennsylvania has a diverse, broad, and relatively stable economy, with wealth levels 3% above the national average, supported by its large health and higher education sectors. July 2015 nonfarm employment of 5.9 million rose 1.1% from a year earlier. The monthly unemployment rate was 5.4% in July 2015. Pennsylvania’s General Fund tax collections totaled $28.6 billion in fiscal 2015, 1.4% above the estimates and 6.9% above fiscal 2014. Personal and sales taxes came in 0.6% and 0.2% above budget, respectively, but corporate tax revenues were 4.9% above estimates. Pennsylvania still does not have a 2016 budget

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Portfolio management review

Delaware Investments® state tax-free funds

enacted. Democratic Governor Tom Wolf and the Republican-controlled General Assembly are at odds over the use of tax increases. Wolf rejected a $30.2 billion plan because it didn’t include new taxes needed to increase funding for education and human services. (Source: Moody’s, bls.gov, Pennsylvania Revenue Department, Pennsylvania Office of the Budget.)

Sticking to our strategy

For all six Funds discussed in this report, we maintained the consistent management approach we follow in all types of market conditions, relying on a bottom-up investment strategy. We evaluate securities one at a time, working with our credit analysts to determine through careful research which bonds we believe offer our shareholders the most favorable risk-reward trade-off and income potential.

Applying this approach, we continued to favor bonds with lower-investment-grade or below-investment-grade credit ratings, the segment in which we believe our credit research capabilities may prove most beneficial. Accordingly, all six Funds maintained sizeable allocations to bonds with credit ratings of A and BBB – the two lowest tiers of the investment grade bond universe – as well as to below-investment-grade bonds. By prospectus, up to 20% of the net assets of the Funds can be held in this latter category.

Opportunities varied widely by state, depending on the supply of municipal bonds available when we had proceeds available to invest. To the extent that we were able to find what we viewed as attractive opportunities in each state, we used a portion of the below-investment-grade allotment. The Funds owned lower-rated bonds that we thought appeared poised to benefit from credit improvement, and that we believed may enable us to improve the Funds’ income characteristics.

Throughout the period, we maintained a roughly neutral duration (interest rate) stance in all six Funds relative to their benchmarks. This approach reflected our belief in our disciplined credit selection process, rather than any attempt to anticipate the direction of interest rates. The Funds purchased new bonds across various sectors during the fiscal year, including the charter school and healthcare sectors – two areas where we have substantial credit research experience. When appropriate, we tended to favor longer-dated bonds for what we identified as their increased performance potential.

One management challenge we regularly face, particularly in states with limited issuance, is finding sufficient supply of lower-rated bonds that we believe offer good long-term value for our Funds’ shareholders. When these opportunities are scarce, we will sometimes purchase higher-quality in-state bonds to keep the Funds fully invested until higher yielding opportunities that we deem attractive become available. During this fiscal year, we employed this strategy most often in Delaware Tax-Free Idaho Fund, purchasing bonds that we believed could continue to provide shareholders with regular, tax-exempt income, as we searched for compelling long-term value opportunities. To a lesser degree, we employed this strategy in Delaware Tax-Free Arizona Fund and Delaware Tax-Free Colorado Fund.

Within the Funds

In keeping with the performance trends mentioned earlier, bonds with lower credit ratings and longer maturity dates tended to outperform higher-quality, shorter-dated issues for the fiscal year. The Funds’ strongest-performing holdings generally conformed to those trends.

● Delaware Tax-Free Arizona Fund benefited from a position in Phoenix Industrial Development Authority charter school bonds for the Eagle College Prep Project. These bonds, rated BB+ by Standard & Poor’s, returned 13% helped by their 2043 maturity date and below-investment-grade credit rating. A position in Glendale Industrial Development Authority hospital bonds for John C.

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Lincoln Health Foundation further helped the Fund. These bonds were advance refunded, which would typically result in a price increase as the securities become backed by very short-dated, high-quality U.S. government bonds. On the negative side, Salt Verde Financial Corporation senior gas revenue bonds were relative laggards, declining 0.5%. Increasing risk aversion among municipal bond investors hampered these issues, along with many other corporate-backed bonds in the second half of the period.

● The strongest-performing securities in Delaware Tax-Free California Fund were Golden State tobacco securitization bonds. The market’s tobacco sector enjoyed a strong year, as the group gained 9.31% overall for the 12 months ended Aug. 31, 2015, as measured by the sector’s return within the Barclays High-Yield Municipal Bond Index. These particular California bonds, which returned 12%, benefited from their below-investment-grade credit rating and 2047 maturity date. In addition, dedicated-tax bonds for Inland Regional Center performed well. Toward the end of the fiscal year, these bonds were due to be refunded and priced to a very short call date, causing their prices to rise. Although no bonds in the Fund produced a negative return, various securities gained only slightly. Keeping with national trends, the weakest absolute performers were bonds with higher credit ratings, short maturity dates, or both. For example, the Fund’s holdings in California general obligation bonds produced very slight returns, due in part to the securities’ near-term maturity date. Similarly, we had a position in tax-allocation bonds for Lancaster Redevelopment Agency (returning 1%), which had been advance refunded and therefore had short maturity dates and high credit quality.

● In Delaware Tax-Free Colorado Fund, the strongest performers were Baptist Road Rural Transportation Authority sales and use tax revenue bonds, which returned 10%, and were redeemed during the fiscal year. Bonds for

Littleton Preparatory Charter School also performed well; these securities’ below-investment-grade credit rating and relatively long maturity date proved beneficial. In contrast, the Fund’s holdings in high-quality, relatively short-maturity revenue refunding bonds issued by the Pueblo Board of Water Works produced a small gain (0.3%), well short of the benchmark’s return.

● The strongest-performing bonds in Delaware Tax-Free Idaho Fund were issued for North Star Charter School. These nonrated bonds, maturing in 2048, came out of a June 2014 agreement that enabled the issuer to restructure its debt. As the issuer’s credit quality improved throughout the fiscal year, the bonds gained 16%. Idaho Health Facilities Authority bonds for St. Luke’s Regional Medical Center also performed well, reflecting the securities’ lower-investment-grade credit rating and the hospital sector’s overall strength during the 12-month period. Other than the Puerto Rico hospital bonds mentioned earlier, no securities in Delaware Tax-Free Idaho Fund produced negative returns. The Fund’s position in bonds issued by Ada and Canyon Counties Joint School District gained only 0.5%, however, owing to their short maturity date of 2016 and A+ credit rating.

● As with Delaware Tax-Free California Fund, Delaware Tax-Free New York Fund benefited from its holdings in state tobacco bonds. The Fund’s investment in New York tobacco securitization debt returned 17% for the fiscal year. Another strong-performing holding was Dormitory Authority of the State of New York bonds issued for the Icahn School of Medicine at Mount Sinai. These lower-investment-grade bonds gained about 13%, benefiting from their advance refunding late in the period. However, the Fund’s holding in bonds issued for Brighter Choice Charter Schools in Albany was a particularly weak performer, declining 12%. As the issuer experienced management troubles, the price of the bonds fell. Metropolitan Transportation Authority bonds fared considerably better, but

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Portfolio management review

Delaware Investments® state tax-free funds

they were still one of the weaker performers. Their results were hurt by their relatively high credit quality and late-2015 maturity date.

● The two strongest-performing bonds in Delaware Tax-Free Pennsylvania Fund were advance refunded and saw their prices rise accordingly; South Fork Municipal Authority bonds for the Conemaugh Health System and Montgomery County Industrial Development Authority bonds for the New Regional Medical Center gained 14% and 11%, respectively. Meanwhile, no holdings in the Fund lost ground, but the Fund’s exposure to Pennsylvania general obligation bonds produced a very minor gain, due to the securities’ AA credit rating and 2018 maturity date. Similarly, the Fund gained only 0.8% from advance refunded Puerto Rico Highway and Transportation Authority bonds. Despite this issue’s affiliation with the financially troubled U.S. territory, the securities’ near-term maturity date and backing by U.S. government securities enabled them to produce a slightly positive return for the fiscal year.

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Performance summaries
Delaware Tax-Free Arizona Fund	August 31, 2015

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2015

	1 year	5 years	10 years	Lifetime
Class A (Est. April 1, 1991)
Excluding sales charge	+3.24%	+3.57%	+4.02%	n/a
Including sales charge	-1.41%	+2.62%	+3.55%	n/a
Class C (Est. May 26, 1994)
Excluding sales charge	+2.47%	+2.79%	+3.25%	n/a
Including sales charge	+1.47%	+2.79%	+3.25%	n/a
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+3.49%	n/a	n/a	+7.73%
Including sales charge	+3.49%	n/a	n/a	+7.73%
Barclays Municipal Bond Index*	+2.52%	+3.96%	+4.49%	+5.99%

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 10. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

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Performance summaries

Delaware Tax-Free Arizona Fund

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Bond ratings are determined by a nationally recognized statistical rating organization.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.59% of the Fund’s average daily net assets during the period from Sept. 1, 2014 through Aug. 31, 2015.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses	0.96%	1.71%	0.71%
(without fee waivers)
Net expenses	0.84%	1.59%	0.59%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

*	The contractual waiver period is from Dec. 27, 2013, through Dec. 29, 2015.

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Performance of a $10,000 investment1

Average annual total returns from Aug. 31, 2005, through Aug. 31, 2015

For period beginning Aug. 31, 2005, through Aug. 31, 2015	Starting value	Ending value
Barclays Municipal Bond Index	$10,000	$15,513
Delaware Tax-Free Arizona Fund — Class A shares	$9,550	$14,168

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2005, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 10. Please note additional details on pages 9 through 11.

The graph also assumes $10,000 invested in the Barclays Municipal Bond Index as of Aug. 31, 2005. The Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	VAZIX	928916204
Class C	DVACX	928916501
Institutional Class	DAZIX	928916873

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Performance summaries
Delaware Tax-Free California Fund	August 31, 2015

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2015

	1 year	5 years	10 years	Lifetime
Class A (Est. March 2, 1995)
Excluding sales charge	+3.73%	+4.86%	+4.64%	n/a
Including sales charge	-0.95%	+3.89%	+4.16%	n/a
Class C (Est. April 9, 1996)
Excluding sales charge	+2.95%	+4.07%	+3.86%	n/a
Including sales charge	+1.95%	+4.07%	+3.86%	n/a
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+3.98%	n/a	n/a	+8.46%
Including sales charge	+3.98%	n/a	n/a	+8.46%
Barclays Municipal Bond Index*	+2.52%	+3.96%	+4.49%	+5.99%

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 13. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

12

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Bond ratings are determined by a nationally recognized statistical rating organization.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.57% of the Fund’s average daily net assets during the period from Sept. 1, 2014 through Aug. 31, 2015.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses	1.00%	1.75%	0.75%
(without fee waivers)
Net expenses	0.82%	1.57%	0.57%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

*The contractual waiver period is from Dec. 27, 2013, through Dec. 29, 2015.

13

Performance summaries

Delaware Tax-Free California Fund

Performance of a $10,000 investment1

Average annual total returns from Aug. 31, 2005, through Aug. 31, 2015

For period beginning Aug. 31, 2005, through Aug. 31, 2015	Starting value	Ending value
Barclays Municipal Bond Index	$10,000	$15,513
Delaware Tax-Free California Fund — Class A shares	$9,550	$15,029

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2005, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 13. Please note additional details on pages 12 through 14.

The graph also assumes $10,000 invested in the Barclays Municipal Bond Index as of Aug. 31, 2005. The Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DVTAX	928928829
Class C	DVFTX	928928795
Institutional Class	DCTIX	928928167

14

Performance summaries
Delaware Tax-Free Colorado Fund	August 31, 2015

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2015

	1 year	5 years	10 years	Lifetime
Class A (Est. April 23, 1987)
Excluding sales charge	+2.87%	+3.81%	+4.14%	n/a
Including sales charge	-1.73%	+2.85%	+3.66%	n/a
Class C (Est. May 6, 1994)
Excluding sales charge	+2.10%	+3.03%	+3.37%	n/a
Including sales charge	+1.11%	+3.03%	+3.37%	n/a
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+3.13%	n/a	n/a	+7.80%
Including sales charge	+3.13%	n/a	n/a	+7.80%
Barclays Municipal Bond Index*	+2.52%	+3.96%	+4.49%	+5.99%

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 16. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

15

Performance summaries

Delaware Tax-Free Colorado Fund

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Bond ratings are determined by a nationally recognized statistical rating organization.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.59% of the Fund’s average daily net assets during the period from Sept. 1, 2014 through Aug. 31, 2015.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses	0.97%	1.72%	0.72%
(without fee waivers)
Net expenses	0.84%	1.59%	0.59%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

*The contractual waiver period is from Dec. 27, 2013, through Dec. 29, 2015.

16

Performance of a $10,000 investment1

Average annual total returns from Aug. 31, 2005, through Aug. 31, 2015

For period beginning Aug. 31, 2005, through Aug. 31, 2015	Starting value	Ending value
Barclays Municipal Bond Index	$10,000	$15,513
Delaware Tax-Free Colorado Fund — Class A shares	$9,550	$14,326

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2005, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 16. Please note additional details on pages 15 through 17.

The graph also assumes $10,000 invested in the Barclays Municipal Bond Index as of Aug. 31, 2005. The Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	VCTFX	928920107
Class C	DVCTX	92907R101
Institutional Class	DCOIX	92907R200

17

Performance summaries
Delaware Tax-Free Idaho Fund	August 31, 2015

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2015

	1 year	5 years	10 years	Lifetime
Class A (Est. Jan. 4, 1995)
Excluding sales charge	+2.76%	+2.48%	+3.63%	n/a
Including sales charge	-1.83%	+1.54%	+3.16%	n/a
Class C (Est. Jan. 11, 1995)
Excluding sales charge	+1.99%	+1.72%	+2.85%	n/a
Including sales charge	+0.99%	+1.72%	+2.85%	n/a
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+2.92%	n/a	n/a	+6.15%
Including sales charge	+2.92%	n/a	n/a	+6.15%
Barclays Municipal Bond Index*	+2.52%	+3.96%	+4.49%	+5.99%

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 19. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

18

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Bond ratings are determined by a nationally recognized statistical rating organization.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.61% (or 0.63%) of the Fund’s average daily net assets during the period from Sept. 1, 2014 through Aug. 31, 2015.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	0.99%	1.74%	0.74%
Net expenses (including fee waivers, if any)	0.86%	1.61%	0.61%
Type of waiver	Contractual	Contractual	Contractual

*The contractual waiver for the period Dec. 29, 2014 through Dec. 29, 2015 is 0.61%. Prior to Dec. 29, 2014, the contractual waiver was 0.63%.

19

Performance summaries

Delaware Tax-Free Idaho Fund

Performance of a $10,000 investment1

Average annual total returns from Aug. 31, 2005, through Aug. 31, 2015

For period beginning Aug. 31, 2005, through Aug. 31, 2015	Starting value	Ending value
Barclays Municipal Bond Index	$10,000	$15,513
Delaware Tax-Free Idaho Fund — Class A shares	$9,550	$13,644

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2005, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 19. Please note additional details on pages 18 through 20.

The graph also assumes $10,000 invested in the Barclays Municipal Bond Index as of Aug. 31, 2005. The Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	VIDAX	928928704
Class C	DVICX	928928803
Institutional Class	DTIDX	928928159

20

Performance summaries
Delaware Tax-Free New York Fund	August 31, 2015

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2015

	1 year	5 years	10 years	Lifetime
Class A (Est. Nov. 6, 1987)
Excluding sales charge	+3.41%	+4.16%	+4.59%	n/a
Including sales charge	-1.25%	+3.19%	+4.11%	n/a
Class C (Est. April 26, 1995)
Excluding sales charge	+2.55%	+3.38%	+3.81%	n/a
Including sales charge	+1.55%	+3.38%	+3.81%	n/a
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+3.58%	n/a	n/a	+7.97%
Including sales charge	+3.58%	n/a	n/a	+7.97%
Barclays Municipal Bond Index*	+2.52%	+3.96%	+4.49%	+5.99%

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 22. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

21

Performance summaries

Delaware Tax-Free New York Fund

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Bond ratings are determined by a nationally recognized statistical rating organization.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.55% of the Fund’s average daily net assets during the period from Sept. 1, 2014 through Aug. 31, 2015.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.06%	1.81%	0.81%
Net expenses (including fee waivers, if any)	0.80%	1.55%	0.55%
Type of waiver	Contractual	Contractual	Contractual

*The contractual waiver period is from Dec. 27, 2013, through Dec. 29, 2015.

22

Performance of a $10,000 investment1

Average annual total returns from Aug. 31, 2005, through Aug. 31, 2015

For period beginning Aug. 31, 2005, through Aug. 31, 2015	Starting value	Ending value
Barclays Municipal Bond Index	$10,000	$15,513
Delaware Tax-Free New York Fund — Class A shares	$9,550	$14,963

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2005, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 22. Please note additional details on pages 21 through 23.

The graph also assumes $10,000 invested in the Barclays Municipal Bond Index as of Aug. 31, 2005. The Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	FTNYX	928928274
Class C	DVFNX	928928258
Institutional Class	DTNIX	928928142

23

Performance summaries
Delaware Tax-Free Pennsylvania Fund	August 31, 2015

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through August 31, 2015

	1 year	5 years	10 years	Lifetime
Class A (Est. March 23, 1977)
Excluding sales charge	+3.45%	+4.08%	+4.31%	n/a
Including sales charge	-1.15%	+3.13%	+3.83%	n/a
Class C (Est. Nov. 29, 1995)
Excluding sales charge	+2.67%	+3.29%	+3.51%	n/a
Including sales charge	+1.67%	+3.29%	+3.51%	n/a
Institutional Class (Est. Dec. 31, 2013)
Excluding sales charge	+3.57%	n/a	n/a	+7.81%
Including sales charge	+3.57%	n/a	n/a	+7.81%
Barclays Municipal Bond Index*	+2.52%	+3.96%	+4.49%	+5.99%

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 25. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate, currently 0.24% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

24

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

Funds that invest primarily in one state may be more susceptible to the economic, regulatory, and other factors of that state than funds that invest more broadly.

Substantially all dividend income derived from tax-free funds is exempt from federal income tax. Some income may be subject to the federal alternative minimum tax (AMT) that applies to certain investors. Capital gains, if any, are taxable.

Bond ratings are determined by a nationally recognized statistical rating organization.

Duration number will change as market conditions change. Therefore, duration should not be solely relied upon to indicate a municipal bond fund’s potential volatility.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 0.64% of the Fund’s average daily net assets during the period from Sept. 1, 2014 through Aug. 31, 2015.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	0.95%	1.71%	0.71%
Net expenses (including fee waivers, if any)	0.88%	1.64%	0.64%
Type of waiver	Contractual	Contractual	Contractual

  *The contractual waiver period is from June 28, 2012, through Dec. 29, 2015.

25

Performance summaries

Delaware Tax-Free Pennsylvania Fund

Performance of a $10,000 investment1

Average annual total returns from Aug. 31, 2005, through Aug. 31, 2015

For period beginning Aug. 31, 2005, through Aug. 31, 2015	Starting value	Ending value
Barclays Municipal Bond Index	$10,000	$15,513
Delaware Tax-Free Pennsylvania Fund — Class A shares	$9,550	$14,556

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Aug. 31, 2005, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 25. Please note additional details on pages 24 through 26.

The graph also assumes $10,000 invested in the Barclays Municipal Bond Index as of Aug. 31, 2005. The Barclays Municipal Bond Index measures the total return performance of the long-term, investment grade tax-exempt bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DELIX	233216100
Class C	DPTCX	233216308
Institutional Class	DTPIX	24609H701

26

Disclosure of Fund expenses

For the six-month period from March 1, 2015 to August 31, 2015 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from March 1, 2015 to Aug. 31, 2015.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

27

Disclosure of Fund expenses

For the six-month period from March 1, 2015 to August 31, 2015 (Unaudited)

Delaware Tax-Free Arizona Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/15	Ending Account Value 8/31/15	Annualized Expense Ratio	Expenses Paid During Period 3/1/15 to 8/31/15*
Actual Fund return†
Class A	$1,000.00	$1,003.40	0.85%	$4.29
Class C	1,000.00	998.80	1.60%	8.06
Institutional Class	1,000.00	1,004.70	0.60%	3.03
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.92	0.85%	$4.33
Class C	1,000.00	1,017.14	1.60%	8.13
Institutional Class	1,000.00	1,022.18	0.60%	3.06

Delaware Tax-Free California Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/15	Ending Account Value 8/31/15	Annualized Expense Ratio	Expenses Paid During Period 3/1/15 to 8/31/15*
Actual Fund return†
Class A	$1,000.00	$1,007.60	0.83%	$4.20
Class C	1,000.00	1,003.80	1.58%	7.98
Institutional Class	1,000.00	1,008.80	0.58%	2.94
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.02	0.83%	$4.23
Class C	1,000.00	1,017.24	1.58%	8.03
Institutional Class	1,000.00	1,022.28	0.58%	2.96

28

Delaware Tax-Free Colorado Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/15	Ending Account Value 8/31/15	Annualized Expense Ratio	Expenses Paid During Period 3/1/15 to 8/31/15*
Actual Fund return†
Class A	$1,000.00	$1,003.10	0.85%	$4.29
Class C	1,000.00	999.40	1.60%	8.06
Institutional Class	1,000.00	1,004.30	0.60%	3.03
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.92	0.85%	$4.33
Class C	1,000.00	1,017.14	1.60%	8.13
Institutional Class	1,000.00	1,022.18	0.60%	3.06

Delaware Tax-Free Idaho Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/15	Ending Account Value 8/31/15	Annualized Expense Ratio	Expenses Paid During Period 3/1/15 to 8/31/15*
Actual Fund return†
Class A	$1,000.00	$1,004.70	0.88%	$4.45
Class C	1,000.00	1,000.90	1.63%	8.22
Institutional Class	1,000.00	1,006.00	0.63%	3.19
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.77	0.88%	$4.48
Class C	1,000.00	1,016.99	1.63%	8.29
Institutional Class	1,000.00	1,022.03	0.63%	3.21

29

Disclosure of Fund expenses

For the six-month period from March 1, 2015 to August 31, 2015 (Unaudited)

Delaware Tax-Free New York Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/15	Ending Account Value 8/31/15	Annualized Expense Ratio	Expenses Paid During Period 3/1/15 to 8/31/15*
Actual Fund return†
Class A	$1,000.00	$1,003.20	0.85%	$4.29
Class C	1,000.00	999.40	1.60%	8.06
Institutional Class	1,000.00	1,004.50	0.60%	3.03
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.92	0.85%	$4.33
Class C	1,000.00	1,017.14	1.60%	8.13
Institutional Class	1,000.00	1,022.18	0.60%	3.06

Delaware Tax-Free Pennsylvania Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 3/1/15	Ending Account Value 8/31/15	Annualized Expense Ratio	Expenses Paid During Period 3/1/15 to 8/31/15*
Actual Fund return†
Class A	$1,000.00	$1,005.80	0.89%	$4.50
Class C	1,000.00	1,002.00	1.65%	8.33
Institutional Class	1,000.00	1,007.00	0.65%	3.29
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.72	0.89%	$4.53
Class C	1,000.00	1,016.89	1.65%	8.39
Institutional Class	1,000.00	1,021.93	0.65%	3.31

* “Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

30

Security type / sector / state / territory allocations
Delaware Tax-Free Arizona Fund	As of August 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	97.17%
Corporate Revenue Bonds	7.69%
Education Revenue Bonds	21.96%
Electric Revenue Bonds	9.12%
Healthcare Revenue Bonds	15.92%
Lease Revenue Bonds	5.62%
Local General Obligation Bonds	1.08%
Pre-Refunded Bonds	14.90%
Special Tax Revenue Bonds	8.55%
Transportation Revenue Bonds	6.03%
Water & Sewer Revenue Bonds	6.30%
Short-Term Investment	0.18%
Total Value of Securities	97.35%
Receivables and Other Assets Net of Liabilities	2.65%
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free Arizona Fund held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets
Arizona	93.85%
Guam	1.61%
Puerto Rico	1.89%
Total	97.35%

31

Security type / sector / state / territory allocations
Delaware Tax-Free California Fund	As of August 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	97.80%
Corporate Revenue Bonds	4.62%
Education Revenue Bonds	15.48%
Electric Revenue Bonds	5.99%
Healthcare Revenue Bonds	16.53%
Housing Revenue Bonds	5.71%
Lease Revenue Bonds	11.30%
Local General Obligation Bonds	6.78%
Pre-Refunded/Escrowed to Maturity Bonds	3.19%
Resource Recovery Revenue Bond	1.33%
Special Tax Revenue Bonds	9.01%
State General Obligation Bonds	7.38%
Transportation Revenue Bonds	6.14%
Water & Sewer Revenue Bonds	4.34%
Short-Term Investments	2.04%
Total Value of Securities	99.84%
Receivables and Other Assets Net of Liabilities	0.16%
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free California Fund held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets
California	99.44%
U.S. Virgin Islands	0.40%
Total	99.84%

32

Security type / sector / state / territory allocations
Delaware Tax-Free Colorado Fund	As of August 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	96.66%
Corporate Revenue Bond	2.07%
Education Revenue Bonds	10.49%
Electric Revenue Bonds	4.93%
Healthcare Revenue Bonds	33.41%
Housing Revenue Bonds	0.48%
Lease Revenue Bonds	3.45%
Local General Obligation Bonds	9.34%
Pre-Refunded Bonds	6.85%
Special Tax Revenue Bonds	13.75%
Transportation Revenue Bonds	11.22%
Water & Sewer Revenue Bonds	0.67%
Short-Term Investments	1.81%
Total Value of Securities	98.47%
Receivables and Other Assets Net of Liabilities	1.53%
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free Colorado Fund held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets
Colorado	94.14%
Guam	1.66%
Puerto Rico	1.09%
U.S. Virgin Islands	0.60%
Total	97.49%

33

Security type / sector / state / territory allocations
Delaware Tax-Free Idaho Fund	As of August 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	98.95%
Corporate Revenue Bonds	5.42%
Education Revenue Bonds	11.93%
Electric Revenue Bond	2.10%
Healthcare Revenue Bonds	11.81%
Housing Revenue Bonds	2.36%
Lease Revenue Bonds	6.94%
Local General Obligation Bonds	27.30%
Pre-Refunded Bonds	8.57%
Special Tax Revenue Bonds	14.25%
Transportation Revenue Bonds	7.20%
Water & Sewer Revenue Bonds	1.07%
Total Value of Securities	98.95%
Receivables and Other Assets Net of Liabilities	1.05%
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free Idaho Fund held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets
Guam	2.73%
Idaho	92.18%
Puerto Rico	2.10%
U.S. Virgin Islands	1.94%
Total	98.95%

34

Security type / sector / state / territory allocations

Delaware Tax-Free New York Fund	As of August 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds*	97.61%
Corporate Revenue Bonds	8.00%
Education Revenue Bonds	23.69%
Electric Revenue Bonds	2.50%
Healthcare Revenue Bonds	17.85%
Housing Revenue Bond	0.44%
Lease Revenue Bonds	9.23%
Local General Obligation Bonds	6.29%
Pre-Refunded Bonds	4.05%
Resource Recovery Revenue Bond	0.43%
Special Tax Revenue Bonds	14.14%
State General Obligation Bonds	0.83%
Transportation Revenue Bonds	8.15%
Water & Sewer Revenue Bonds	2.01%
Short-Term Investment	1.46%
Total Value of Securities	99.07%
Receivables and Other Assets Net of Liabilities	0.93%
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free New York Fund held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets
Guam	0.32%
New York	98.02%
Puerto Rico	0.60%
U.S. Virgin Islands	0.13%
Total	99.07%

35

Security type / sector / state / territory allocations

Delaware Tax-Free Pennsylvania Fund	As of August 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials.

Security type / sector	Percentage of net assets
Municipal Bonds	98.74%
Corporate Revenue Bonds	5.59%
Education Revenue Bonds	22.29%
Electric Revenue Bonds	0.64%
Healthcare Revenue Bonds	23.84%
Housing Revenue Bonds	1.75%
Lease Revenue Bonds	3.63%
Local General Obligation Bonds	6.89%
Pre-Refunded/Escrowed to Maturity Bonds	13.80%
Resource Recovery Revenue Bonds	1.08%
Special Tax Revenue Bonds	3.24%
State General Obligation Bonds	2.46%
Transportation Revenue Bonds	10.45%
Water & Sewer Revenue Bonds	3.08%
Total Value of Securities	98.74%
Receivables and Other Assets Net of Liabilities	1.26%
Total Net Assets	100.00%

* As of the date of this report, Delaware Tax-Free Pennsylvania Fund held bonds issued by or on behalf of territories and the states of the United States as follows:

State / territory	Percentage of net assets
Guam	0.71%
Pennsylvania	97.15%
Puerto Rico	0.88%
Total	98.74%

36

Schedules of investments

Delaware Tax-Free Arizona Fund	August 31, 2015

	Principal amount°	Value (U.S. $)

Municipal Bonds – 97.17%

Corporate Revenue Bonds – 7.69%
Maricopa County Pollution Control
(Public Service - Palo Verde Project) Series B 5.20% 6/1/43 ●	1,500,000	$1,663,935
Navajo County Pollution Control Revenue
(Arizona Public Services-Cholla) Series D 5.75% 6/1/34 ●	1,500,000	1,556,445
Pima County Industrial Development Authority Pollution Control Revenue
(Tucson Electric Power) Series A 5.25% 10/1/40	2,000,000	2,197,780
Salt Verde Financial Senior Gas Revenue
5.00% 12/1/37	1,000,000	1,086,010

		6,504,170

Education Revenue Bonds – 21.96%
Arizona Health Facilities Authority Healthcare Education Revenue
(Kirksville College) 5.125% 1/1/30	1,500,000	1,658,040
Arizona State University
Series C 5.50% 7/1/25	330,000	380,077
Arizona State University Energy Management Revenue
(Arizona State University Tempe Campus II Project) 4.50% 7/1/24	1,000,000	1,065,860
Glendale Industrial Development Authority Revenue
(Midwestern University)
5.00% 5/15/31	645,000	709,629
5.125% 5/15/40	1,305,000	1,449,881
Northern Arizona University
5.00% 6/1/36	475,000	516,434
5.00% 6/1/41	1,240,000	1,341,420
Phoenix Industrial Development Authority
(Basis School Projects) 144A 5.00% 7/1/35 #	1,000,000	1,012,340
(Choice Academies Project) 5.625% 9/1/42	1,250,000	1,311,463
(Eagle College Preparatory Project) Series A 5.00% 7/1/43	500,000	480,370
(Great Hearts Academic Project)
6.30% 7/1/42	500,000	529,285
6.40% 7/1/47	500,000	530,825
(Legacy Traditional Schools Project) Series A 144A 6.75% 7/1/44 #	500,000	559,360
(Rowan University Project) 5.00% 6/1/42	2,000,000	2,136,680
Pima County Industrial Development Authority Education Revenue
(Edkey Charter School Project) 6.00% 7/1/48	1,000,000	954,430
(Tucson Country Day School Project) 5.00% 6/1/37	750,000	667,823

37

Schedules of investments

Delaware Tax-Free Arizona Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Tucson Industrial Development Authority Lease Revenue
(University of Arizona-Marshall Foundation) Series A 5.00% 7/15/27 (AMBAC)	980,000	$980,931
University of Arizona Board of Rights
Series A 5.00% 6/1/25	1,000,000	1,170,110
Series A 5.00% 6/1/38	1,000,000	1,118,270

		18,573,228

Electric Revenue Bonds – 9.12%
Maricopa County Pollution Control
(Southern California Education Co.) Series A 5.00% 6/1/35	2,400,000	2,686,584
Mesa Utilities System Revenue
5.00% 7/1/18 (NATL-RE)	1,500,000	1,670,310
Pinal County Electric District No. 3
5.25% 7/1/41	2,000,000	2,191,980
Salt River Project Agricultural Improvement & Power District Electric System Revenue
Series A 5.00% 12/1/30	1,000,000	1,161,870

		7,710,744

Healthcare Revenue Bonds – 15.92%
Arizona Health Facilities Authority Hospital System Revenue
(Banner Health)
Series A 5.00% 1/1/43	1,500,000	1,630,305
Series A 5.00% 1/1/44	1,000,000	1,100,730
(Phoenix Children’s Hospital) Series A 5.00% 2/1/34	995,000	1,057,446
(Scottsdale Lincoln Hospital Project) 5.00% 12/1/42	1,000,000	1,088,320
Maricopa County Industrial Development Authority Health Facilities Revenue
(Catholic Healthcare West) Series A 6.00% 7/1/39	2,500,000	2,828,625
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority
(Auxilio Mutuo) Series A 6.00% 7/1/33	1,615,000	1,594,845
Tempe Industrial Development Authority Revenue
(Friendship Village) Series A 6.25% 12/1/42	1,200,000	1,299,624
Yavapai County Industrial Development Authority Hospital Facility
(Yavapai Regional Medical Center) Series A 5.25% 8/1/33	2,000,000	2,197,320
Yuma Industrial Development Authority Hospital Revenue
(Yuma Regional Medical Center) Series A 5.00% 8/1/32	295,000	326,845

38

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Yuma Industrial Development Authority Hospital Revenue
(Yuma Regional Medical Center) Series A 5.25% 8/1/32	300,000	$338,802

		13,462,862

Lease Revenue Bonds – 5.62%
Arizona Game & Fish Department & Community Beneficial Interest Certificates
(Administration Building Project) 5.00% 7/1/32	1,000,000	1,012,830
Arizona State Certificates of Participation Department Administration
Series A 5.25% 10/1/25 (AGM)	1,500,000	1,680,270
Arizona State Sports & Tourism Authority
(Multipurpose Stadium Facility) Senior Series A 5.00% 7/1/36	1,000,000	1,056,160
Maricopa County Industrial Development Authority Correctional Contract Revenue
(Phoenix West Prison) Series B 5.375% 7/1/22 (ACA)	1,000,000	1,005,920

		4,755,180

Local General Obligation Bond – 1.08%
City of Chandler
5.00% 7/1/23	750,000	913,290

		913,290

Pre-Refunded Bonds – 14.90%
Arizona Department of Transportation State Highway Fund Revenue
Series A 5.00% 7/1/29-18 §	1,115,000	1,241,764
Series B 5.00% 7/1/32-18 §	1,000,000	1,113,690
Arizona Transportation Board
(Maricopa County Regional Area Road) 5.00% 7/1/25-19 §	1,000,000	1,145,380
Coconino & Yavapai Counties Joint Unified School District No. 9
(Sedona Oak Creek Project of 2007) Series B 5.375% 7/1/28-19 §	1,350,000	1,566,311
Gila County Unified School District No. 10
(Payson School Improvement Project of 2006) Series A 5.25% 7/1/27-17 (AMBAC) §	1,000,000	1,084,740
Glendale Industrial Development Authority Hospital Revenue
(John C. Lincoln Health) 5.00% 12/1/42-17 §	2,205,000	2,414,960
Phoenix Civic Improvement Excise Tax Revenue
(Solid Waste Improvements) Series A 5.00% 7/1/19-16 (NATL-RE) §	1,000,000	1,039,390

39

Schedules of investments

Delaware Tax-Free Arizona Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Pre-Refunded Bonds (continued)
University of Arizona Medical Center Hospital Revenue
6.50% 7/1/39-19 §	2,500,000	$2,994,400

		12,600,635

Special Tax Revenue Bonds – 8.55%
Arizona Department of Transportation State Highway Fund Revenue
Subordinated Series A 5.00% 7/1/38	750,000	852,847
Flagstaff Aspen Place Sawmill Improvement District Revenue
5.00% 1/1/32	195,000	195,236
Gilbert Public Facilities Municipal Property Revenue
5.00% 7/1/25	1,250,000	1,398,188
Glendale Municipal Property Excise Tax Revenue
(Senior Lien) Series B 5.00% 7/1/33	570,000	634,991
Guam Government Business Privilege Tax Revenue
Series A 5.125% 1/1/42	545,000	587,826
Series A 5.25% 1/1/36	705,000	773,244
Marana Tangerine Farm Road Improvement District Revenue
4.60% 1/1/26	665,000	671,377
Mesa Excise Tax Revenue
5.00% 7/1/32	1,000,000	1,108,360
Queen Creek Improvement District No. 1
5.00% 1/1/32	1,000,000	1,010,350

		7,232,419

Transportation Revenue Bonds – 6.03%
City of Glendale Transportation Excise Tax Revenue
5.00% 7/1/30 (AGM)	1,000,000	1,141,720
Phoenix Civic Improvement Airport Revenue
(Junior Lien) Series A 5.25% 7/1/33	1,250,000	1,398,300
(Senior Lien) 5.00% 7/1/32 (AMT)	1,750,000	1,935,990
Regional Public Transportation Authority
(Maricopa County Public Transportation) 5.25% 7/1/24	500,000	620,450

		5,096,460

Water & Sewer Revenue Bonds – 6.30%
Arizona Water Infrastructure Finance Authority
(Water Quality Revenue) Series A 5.00% 10/1/26	1,000,000	1,209,000
Phoenix Civic Improvement Wastewater Systems Revenue
(Junior Lien)
4.00% 7/1/17	1,750,000	1,858,973
5.00% 7/1/19 (NATL-RE)	1,000,000	1,080,350

40

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Water & Sewer Revenue Bonds (continued)
Phoenix Civic Improvement Wastewater Systems Revenue
(Junior Lien)
Series B 5.00% 7/1/21	1,000,000	$1,184,060

		5,332,383

Total Municipal Bonds (cost $77,158,649)		82,181,371

Short-Term Investment – 0.18%

Variable Rate Demand Note – 0.18%¤
Phoenix Industrial Development Authority (Southwest Human Development Project)
0.12% 4/1/28 (LOC - Wells Fargo Bank N.A.)	150,000	150,000

Total Short-Term Investment (cost $150,000)		150,000

Total Value of Securities – 97.35%
(cost $77,308,649)		$82,331,371

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2015, the aggregate value of Rule 144A securities was $1,571,700, which represents 1.86% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. The rate shown is the rate as of Aug. 31, 2015.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

●	Variable rate security. The rate shown is the rate as of Aug. 31, 2015. Interest rates reset periodically.

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

41

Schedules of investments

Delaware Tax-Free Arizona Fund

Summary of abbreviations:

ACA – Insured by American Capital Access

AGM – Insured by Assured Guaranty Municipal Corporation

AMBAC – Insured by AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

LOC – Letter of Credit

N.A. – North America

NATL-RE – Insured by National Public Finance Guarantee Corporation

See accompanying notes, which are an integral part of the financial statements.

42

Schedules of investments

Delaware Tax-Free California Fund	August 31, 2015

	Principal amount°	Value (U.S. $)

Municipal Bonds – 97.80%

Corporate Revenue Bonds – 4.62%
Chula Vista Industrial Development Revenue
(San Diego Gas & Electric) Series D 5.875% 1/1/34	1,000,000	$1,147,820
Golden State Tobacco Securitization Settlement Revenue
(Asset-Backed Senior Notes) Series A-1 5.75% 6/1/47	2,005,000	1,723,237
(Enhanced Asset-Backed) Series A 5.00% 6/1/29	1,000,000	1,138,080

		4,009,137

Education Revenue Bonds – 15.48%
California Municipal Finance Authority
(American Heritage Education Foundation Project) Series A 5.25% 6/1/36	1,000,000	1,004,150
(Bowles Hall Foundation) Series A 5.00% 6/1/35	210,000	229,108
(California Baptist University) Series A 144A 5.375% 11/1/40 #	1,000,000	1,003,030
(Julian Charter School Project) Series A 144A 5.625% 3/1/45 #	500,000	496,085
(Southwestern Law School) 6.50% 11/1/41	1,140,000	1,355,631
(Touro College & University System) Series A 5.25% 1/1/40	920,000	983,857
California School Finance Authority
(KIPP Louisiana Projects)
5.00% 7/1/35	750,000	797,265
Series A 5.125% 7/1/44	1,000,000	1,056,540
(Partnerships to Uplift Communities Valley Project) Series A 6.75% 8/1/44	1,000,000	1,139,980
(View Park Elementary & Middle Schools) Series A 5.625% 10/1/34	575,000	586,230
California Statewide Communities Development Authority Charter School Revenue
(Green Dot Public Schools) Series A 7.25% 8/1/41	800,000	927,528
California Statewide Communities Development Authority Revenue
(Aspire Public Schools Project) 6.00% 7/1/40	1,000,000	1,060,240
(California Baptist University) Series A 6.125% 11/1/33	750,000	812,213
(University of California East Irvine Campus Apartments) 5.375% 5/15/38	1,000,000	1,104,050
Mt. San Antonio Community College District Convertible Capital Appreciation Election 2008
5.875% 8/1/28 Ω	1,000,000	868,800

		13,424,707

Electric Revenue Bonds – 5.99%
Anaheim Public Financing Authority Electric System District Facilities
Series A 5.00% 10/1/25	800,000	932,864

43

Schedules of investments

Delaware Tax-Free California Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Electric Revenue Bonds (continued)
Imperial Irrigation District Electric System Revenue
Series A 5.25% 11/1/24	500,000	$577,460
Series B 5.00% 11/1/36	250,000	282,715
Series C 5.25% 11/1/31	1,175,000	1,353,717
Southern California Public Power Authority Revenue
(Southern Transmission Project) Subordinate Series A 5.00% 7/1/22	1,000,000	1,116,730
Turlock Irrigation District Revenue
Series A 5.00% 1/1/30	830,000	932,472

		5,195,958

Healthcare Revenue Bonds – 16.53%
Abag Finance Authority for Nonprofit Corporations
(Episcopal Senior Communities) 6.125% 7/1/41	850,000	960,781
(Sharp Health Care)
6.25% 8/1/39	1,000,000	1,168,370
Series A 5.00% 8/1/26	300,000	340,017
Series A 5.00% 8/1/27	300,000	338,700
Series A 5.00% 8/1/28	250,000	281,155
California Health Facilities Financing Authority Revenue
(Catholic Health Care West)
Series A 6.00% 7/1/39	855,000	977,504
Series E 5.625% 7/1/25	1,000,000	1,140,960
(Children’s Hospital Los Angeles) Series A 5.00% 11/15/34	1,000,000	1,056,560
(St. Joseph Health System) Series A 5.75% 7/1/39	1,000,000	1,144,450
(Sutter Health) Series D 5.25% 8/15/31	1,000,000	1,169,370
California Statewide Communities Development Authority Revenue
(BE.Group) 144A 7.25% 11/15/41 #	500,000	582,375
(Covenant Retirement Communities) Series C 5.625% 12/1/36	1,000,000	1,083,550
(Episcopal Communities & Services)
5.00% 5/15/27	500,000	556,870
5.00% 5/15/32	600,000	646,470
(Kaiser Permanente) Series A 5.00% 4/1/19	1,000,000	1,138,740
City of La Verne
(Brethren Hillcrest Homes) 5.00% 5/15/36	750,000	793,763
San Buenaventura Community Memorial Health Systems
7.50% 12/1/41	785,000	955,164

		14,334,799

44

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Housing Revenue Bonds – 5.71%
California Municipal Finance Authority Mobile Home Park Revenue
(Caritas Projects)
Series A 5.50% 8/15/47	750,000	$824,663
Series A 6.40% 8/15/45	965,000	1,060,882
California Statewide Communities Development Multifamily Housing Authority Revenue
(Silver Ridge Apartments) Series H 5.80% 8/1/33 (FNMA) (AMT) ●	985,000	987,512
Independent Cities Finance Authority
Series A 5.25% 5/15/44	1,000,000	1,079,620
Santa Clara County Multifamily Housing Authority Revenue
(Rivertown Apartments Project) Series A 5.85% 8/1/31 (AMT)	1,000,000	1,000,700

		4,953,377

Lease Revenue Bonds – 11.30%
Abag Finance Authority for Nonprofit Corporations
(Jackson Laboratory) 5.00% 7/1/37	1,000,000	1,106,420
California Infrastructure & Economic Development Bank
(Infrastructure State Revolving Fund) Series A 5.00% 10/1/29	1,000,000	1,195,970
California Municipal Finance Authority
(Goodwill Industry of Sacramento Valley & Northern Nevada Project) 5.00% 1/1/35	635,000	637,025
California State Public Works Board Lease Revenue
(California State Prisons Los Angeles) Series C 5.00% 10/1/26	1,000,000	1,178,230
(General Services Buildings 8 & 9) Series A 6.25% 4/1/34	1,000,000	1,170,650
Elsinore Valley Municipal Water District
Series A 5.00% 7/1/24 (BHAC)	1,000,000	1,106,760
San Diego Public Facilities Financing Authority Lease Revenue
(Master Project) Series A 5.25% 3/1/40	1,000,000	1,126,050
San Jose Financing Authority Lease Revenue
(Civic Center Project) Series A 5.00% 6/1/33	1,000,000	1,138,080
San Mateo Joint Powers Financing Authority Lease Revenue
(Capital Projects) Series A 5.25% 7/15/26	1,000,000	1,140,950

		9,800,135

45

Schedules of investments

Delaware Tax-Free California Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Local General Obligation Bonds – 6.78%
Anaheim School District Capital Appreciation Election 2002
4.58% 8/1/25 (NATL-RE) ^	1,000,000	$690,980
Bonita Unified School District Election 2008
Series B 5.25% 8/1/28	800,000	924,888
Central Unified School District Election 2008
Series A 5.625% 8/1/33 (ASSURED GTY)	1,000,000	1,137,580
Grossmont Union High School District Election 2004
5.00% 8/1/33	1,000,000	1,087,660
Pittsburg Unified School District Financing Authority Revenue
(Pittsburg Unified School District Bond Program) 5.50% 9/1/46 (AGM)	800,000	922,928
Santa Barbara Community College District Election 2008
Series A 5.25% 8/1/33	1,000,000	1,114,330

		5,878,366

Pre-Refunded/Escrowed to Maturity Bonds – 3.19%
Bay Area Toll Authority Bridge Revenue
(San Francisco Bay Area) Series F-1 5.25% 4/1/27-19 §	800,000	921,064
California Statewide Communities Development Authority Revenue
(Inland Regional Center Project) 5.375% 12/1/37-17 §	1,350,000	1,491,737
Lancaster Redevelopment Agency
(Combined Redevelopment Project Areas) 6.875% 8/1/39-19 §	285,000	348,429

		2,761,230

Resource Recovery Revenue Bond – 1.33%
South Bayside Waste Management Authority Revenue
(Shoreway Environmental Center) Series A 6.00% 9/1/36	1,000,000	1,150,540

		1,150,540

Special Tax Revenue Bonds – 9.01%
Commerce Joint Powers Financing Authority Revenue
Unrefunded (Redevelopment Project) Series A 5.00% 8/1/28 (ASSURED GTY)	940,000	941,203
Fremont Community Facilities District No. 1
(Special Tax Pacific Commons) 5.375% 9/1/36	1,000,000	1,000,000
Glendale Redevelopment Agency Tax Allocation Revenue
(Central Glendale Redevelopment Project) 5.50% 12/1/24	1,000,000	1,039,420
Lancaster Redevelopment Agency
Unrefunded (Combined Redevelopment Project Areas) 6.875% 8/1/39	215,000	247,467

46

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
Rancho Santa Fe Community Services District Financing Authority Revenue Superior Lien
Series A 5.75% 9/1/30	800,000	$906,368
Riverside County Redevelopment Agency Tax Allocation Housing
Series A 6.00% 10/1/39	1,000,000	1,153,300
Roseville Westpark Community Facilities District No. 1
(Public Facilities) 5.25% 9/1/37	500,000	505,000
San Diego Redevelopment Agency Tax Allocation Revenue
(Naval Training Center) Series A 5.75% 9/1/40	1,000,000	1,114,520
Virgin Islands Public Finance Authority Revenue
(Senior Lien-Matching Fund Loan Note) Series A 5.00% 10/1/29	325,000	351,761
Yucaipa Special Tax Community Facilities District No. 98-1
(Chapman Heights) 5.375% 9/1/30	500,000	556,920

		7,815,959

State General Obligation Bonds – 7.38%
California State
5.25% 11/1/40	1,000,000	1,165,700
Various Purposes
5.25% 3/1/30	1,000,000	1,158,340
5.25% 4/1/35	1,000,000	1,145,050
5.50% 4/1/18	1,000,000	1,118,840
6.00% 3/1/33	1,000,000	1,205,760
6.00% 4/1/38	515,000	600,258

		6,393,948

Transportation Revenue Bonds – 6.14%
Long Beach Marina System Revenue
5.00% 5/15/45	1,000,000	1,070,580
Los Angeles Department of Airports Subordinate
(Los Angeles International Airport) Series B 5.00% 5/15/33	1,000,000	1,136,450
Riverside County Transportation Commission Senior Lien
Series A 5.75% 6/1/44	500,000	565,965
San Diego Redevelopment Agency
(Centre City Redevelopment Project) Series A 6.40% 9/1/25	870,000	874,150
San Francisco Municipal Transportation Agency Revenue
Series B 5.00% 3/1/37	1,500,000	1,675,980

		5,323,125

47

Schedules of investments

Delaware Tax-Free California Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Water & Sewer Revenue Bonds – 4.34%
California State Department of Water Resources
Unrefunded (Center Valley Project) Series AG 5.00% 12/1/28	75,000	$86,537
San Diego Public Facilities Financing Authority Water Revenue
Subordinate Series A 5.00% 8/1/29	1,000,000	1,155,180
San Francisco City & County Public Utilities Commission Water Revenue
Series B 5.00% 11/1/26	800,000	914,440
(Water & Sewer Improvement) Subordinate Series A 5.00% 11/1/32	1,015,000	1,191,316
Semitropic Improvement District
(Second Lien) Series A 5.00% 12/1/22 (AGM)	355,000	419,042

		3,766,515

Total Municipal Bonds (cost $77,412,049)		84,807,796

	Number of shares

Short-Term Investments – 2.04%

Money Market Instrument – 0.88%
California Municipal Cash Trust	765,396	765,396

		765,396

	Principal amount°

Variable Rate Demand Note – 1.16%¤
California Infrastructure & Economic Development Bank Revenue (Los Angeles Museum)
0.01% 9/1/37 (LOC - Wells Fargo Bank N.A.)	1,000,000	1,000,000

		1,000,000

Total Short-Term Investments (cost $1,765,396)		1,765,396

Total Value of Securities – 99.84%
(cost $79,177,445)		$86,573,192

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2015, the aggregate value of Rule 144A securities was $2,081,490, which represents 2.40% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. The rate shown is the rate as of Aug. 31, 2015.

48

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

●	Variable rate security. The rate shown is the rate as of Aug. 31, 2015. Interest rates reset periodically.

Ω	Step coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

ASSURED GTY – Insured by Assured Guaranty Corporation

BHAC – Insured by Berkshire Hathaway Assurance Company

FNMA – Federal National Mortgage Association Collateral

LOC – Letter of Credit

N.A. – North America

NATL-RE – Insured by National Public Finance Guarantee Corporation

See accompanying notes, which are an integral part of the financial statements.

49

Schedules of investments

Delaware Tax-Free Colorado Fund	August 31, 2015

	Principal amount°	Value (U.S. $)

Municipal Bonds – 96.66%

Corporate Revenue Bond – 2.07%
Public Authority Energy Natural Gas Revenue
Series 2008 6.50% 11/15/38	3,000,000	$3,957,420

		3,957,420

Education Revenue Bonds – 10.49%
Colorado Educational & Cultural Facilities Authority Revenue
144A 5.00% 7/1/36 #	500,000	499,325
5.00% 11/1/44	890,000	901,045
144A 5.25% 7/1/46 #	1,350,000	1,351,309
(Academy Charter School Project)
5.50% 5/1/36 (SGI)	2,280,000	2,288,025
7.45% 8/1/48	1,000,000	1,165,160
(Atlas Preparatory Charter School) 144A 5.25% 4/1/45 #	1,300,000	1,245,400
(Charter School Project) 5.00% 7/15/37	1,150,000	1,222,001
(Johnson & Wales University) Series A 5.25% 4/1/37	1,790,000	1,998,267
(Liberty Common Charter School Project) Series A 5.00% 1/15/39	1,000,000	1,071,240
(Littleton Preparatory Charter School Project)
5.00% 12/1/33	450,000	456,525
5.00% 12/1/42	540,000	539,158
(Pinnacle Charter School Project) 5.00% 6/1/26	700,000	788,753
(Skyview Charter School)
144A 5.375% 7/1/44 #	860,000	903,731
144A 5.50% 7/1/49 #	870,000	912,491
(University Lab Charter School) 144A 5.00% 12/15/45 #	500,000	493,050
(Woodrow Wilson Charter School Project) 5.25% 12/1/34 (SGI)	1,960,000	1,967,840
University of Colorado
Series A 5.00% 6/1/33	2,000,000	2,280,620

		20,083,940

Electric Revenue Bonds – 4.93%
Colorado Springs Utilities System Improvement Revenue
Series C 5.50% 11/15/48	3,250,000	3,621,377
Platte River Power Authority Revenue
Series HH 5.00% 6/1/27	2,795,000	3,149,993
Series HH 5.00% 6/1/29	2,355,000	2,658,866

		9,430,236

Healthcare Revenue Bonds – 33.41%
Aurora Hospital Revenue
(Children’s Hospital Association Project) Series D 5.00% 12/1/23 (AGM)	2,775,000	3,037,182

50

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Colorado Health Facilities Authority Revenue
(Adventist Health/Sunbelt) 5.125% 11/15/24 ●	1,375,000	$1,450,845
(American Baptist)
7.625% 8/1/33	150,000	174,977
8.00% 8/1/43	1,000,000	1,179,120
(Catholic Health Initiatives)
Series A 5.00% 7/1/39	1,540,000	1,654,160
Series A 5.00% 2/1/41	2,250,000	2,424,937
Series A 5.25% 2/1/33	1,000,000	1,097,270
Series A 5.25% 1/1/45	3,000,000	3,264,960
Series C-1 5.10% 10/1/41 (AGM)	2,000,000	2,112,880
Series D 6.25% 10/1/33	2,000,000	2,262,520
(Christian Living Community Project)
5.25% 1/1/37	1,500,000	1,537,215
6.375% 1/1/41	1,000,000	1,079,680
Series A 5.75% 1/1/37	1,500,000	1,521,855
(Covenant Retirement Communities)
Series A 5.00% 12/1/33	4,000,000	4,196,680
Series A 5.00% 12/1/35	1,000,000	1,064,640
(Craig Hospital Project) 5.00% 12/1/32	3,500,000	3,862,880
(Evangelical Lutheran)
5.00% 6/1/35	2,000,000	2,029,960
5.00% 12/1/42	2,500,000	2,611,100
5.00% 6/1/45	2,750,000	2,907,437
5.625% 6/1/43	1,150,000	1,260,952
(Mental Health Center Denver Project) Series A 5.75% 2/1/44	2,000,000	2,233,580
(National Jewish Health Project) 5.00% 1/1/27	300,000	310,257
(Parkview Medical Center) 5.00% 9/1/25	1,000,000	1,000,000
(SCL Health Systems) Series A 5.00% 1/1/44	3,050,000	3,373,422
(Sisters of Charity of Leavenworth Health System)
Series A 5.00% 1/1/40	1,155,000	1,262,415
Series B 5.25% 1/1/25	2,500,000	2,832,250
(Total Long-Term Care)
Series A 6.00% 11/15/30	2,365,000	2,624,393
Series A 6.25% 11/15/40	750,000	824,287
(Valley View Hospital Association) 5.50% 5/15/28	1,000,000	1,091,420
Denver Health & Hospital Authority Health Care Revenue
(Recovery Zone Facilities) 5.625% 12/1/40	2,500,000	2,734,425
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority
(Auxilio Mutuo) Series A 6.00% 7/1/33	2,120,000	2,093,542

51

Schedules of investments

Delaware Tax-Free Colorado Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
University of Colorado Hospital Authority Revenue
Series A 6.00% 11/15/29	2,460,000	$2,832,370

		63,943,611

Housing Revenue Bonds – 0.48%
Colorado Housing & Finance Authority
(Single Family Mortgage - Class 1) Series A 5.50% 11/1/29 (FHA) (VA) (HUD)	10,000	10,341
(Single Family Program Class 1)
Series AA 4.50% 5/1/23 (FHLMC)	405,000	443,957
Series AA 4.50% 11/1/23 (FHLMC)	420,000	458,997

		913,295

Lease Revenue Bonds – 3.45%
Aurora Certificates of Participation
Series A 5.00% 12/1/30	2,370,000	2,658,050
Colorado Building Excellent Schools Today Certificates of Participation
Series G 5.00% 3/15/32	2,000,000	2,265,840
Regional Transportation District Certificates of Participation
Series A 5.00% 6/1/33	1,500,000	1,674,135

		6,598,025

Local General Obligation Bonds – 9.34%
Beacon Point Metropolitan District
5.00% 12/1/30 (AGM)	1,130,000	1,282,177
Central Colorado Water Conservancy District
(Limited Tax) 5.00% 12/1/33	1,000,000	1,122,620
Commerce City Northern Infrastructure General Improvement District
5.00% 12/1/32 (AGM)	2,125,000	2,407,816
Denver City & County
(Better Denver & Zoo) Series A 5.00% 8/1/25	3,215,000	3,625,170
Denver International Business Center Metropolitan District No. 1
5.00% 12/1/30	350,000	366,912
Douglas County School District No. 1
(Douglas & Elbert Counties) 5.00% 12/15/22	1,175,000	1,392,493
Eaton Area Park & Recreation District
5.25% 12/1/34	360,000	369,310
5.50% 12/1/38	455,000	471,908
Jefferson County School District No. R-1
5.25% 12/15/24	1,250,000	1,562,925

52

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Local General Obligation Bonds (continued)
North Range Metropolitan
District No. 1 4.50% 12/15/31 (ACA) @	1,500,000	$1,457,535
District No. 2 5.50% 12/15/37 @	1,200,000	1,211,184
Rangely Hospital District
6.00% 11/1/26	2,250,000	2,595,600

		17,865,650

Pre-Refunded Bonds – 6.85%
Adams & Arapahoe Counties Joint School District No. 28J
(Aurora) 6.00% 12/1/28-18 §	2,500,000	2,902,450
Colorado Health Facilities Authority Revenue
(Adventist Health/Sunbelt) 5.125% 11/15/24-16 §	75,000	79,285
Douglas County School District No. 1
(Douglas & Elbert Counties) Series B 5.00% 12/15/24-16 §	1,000,000	1,058,900
Garfield County School District No. 2
5.00% 12/1/25-16 (AGM) §	2,280,000	2,409,778
Grand County School District No. 2
(East Grand) 5.25% 12/1/25-17 (AGM) §	1,000,000	1,101,730
Gunnison Watershed School District No. 1J Series 2009
5.25% 12/1/33-18 §	1,400,000	1,591,366
University of Colorado Hospital Authority Revenue
Series A 5.00% 11/15/37-16 §	2,690,000	2,780,760
Weld County School District No. 4
5.00% 12/1/19-17 (AGM) §	1,085,000	1,189,334

		13,113,603

Special Tax Revenue Bonds – 13.75%
Baptist Road Rural Transportation Authority Sales & Use Tax Revenue
5.00% 12/1/26 @	1,575,000	1,507,921
Central Platte Valley Metropolitan District
5.00% 12/1/43	725,000	745,438
Commerce City
5.00% 8/1/44 (AGM)	1,500,000	1,666,170
Denver Convention Center Hotel Authority Revenue
5.00% 12/1/35 (SGI)	3,665,000	3,736,431
Denver International Business Center Metropolitan District No. 1
5.375% 12/1/35	1,750,000	1,850,923
Fountain Urban Renewal Authority Tax Increment Revenue
(Academy Highlands Project) Series A 5.50% 11/1/44	2,595,000	2,577,250
Guam Government Business Privilege Tax Revenue
Series A 5.125% 1/1/42	1,250,000	1,348,225

53

Schedules of investments

Delaware Tax-Free Colorado Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
Guam Government Business Privilege Tax Revenue
Series A 5.25% 1/1/36	1,675,000	$1,837,140
Park Meadows Business Improvement District Shared Sales Tax Revenue
5.30% 12/1/27	950,000	994,413
5.35% 12/1/31	720,000	752,501
Plaza Metropolitan District No. 1
5.00% 12/1/40	1,265,000	1,274,171
Regional Transportation District Certificates of Participation
Series A 5.375% 6/1/31	1,540,000	1,754,922
Regional Transportation District Sales Revenue
(Denver Transit Partners)
6.00% 1/15/34	1,450,000	1,640,139
6.00% 1/15/41	2,400,000	2,710,080
Tallyns Reach Metropolitan District No. 3
(Limited Tax Convertible) 5.125% 11/1/38	740,000	767,668
Virgin Islands Public Finance Authority
(Matching Fund Loan Senior Lien) 5.00% 10/1/29 (AGM)	1,000,000	1,141,180

		26,304,572

Transportation Revenue Bonds – 11.22%
Colorado High Performance Transportation Enterprise Revenue
(Senior U.S. 36 & I-25 Managed Lanes) 5.75% 1/1/44 (AMT)	2,140,000	2,288,816
Denver City & County Airport System Revenue
Series A 5.00% 11/15/25 (NATL-RE)	2,000,000	2,106,080
Series A 5.25% 11/15/36	2,500,000	2,804,875
Series B 5.00% 11/15/30	1,000,000	1,157,800
Series B 5.00% 11/15/32	1,000,000	1,150,570
Series B 5.00% 11/15/37	8,000,000	8,963,441
E-470 Public Highway Authority
Series C 5.25% 9/1/25	690,000	770,978
Series C 5.375% 9/1/26	2,000,000	2,235,260

		21,477,820

Water & Sewer Revenue Bonds – 0.67%
Eagle River Water & Sanitation District Enterprise Revenue
5.00% 12/1/29 (ASSURED GTY)	250,000	281,710

54

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Water & Sewer Revenue Bonds (continued)
Pueblo Board Waterworks Revenue
5.00% 11/1/21 (AGM)	1,000,000	$1,008,150

		1,289,860

Total Municipal Bonds (cost $171,828,933)		184,978,032

	Number of shares

Short-Term Investments – 1.81%

Money Market Mutual Fund – 0.99%
Dreyfus Tax Exempt Cash Management Fund	1,892,796	1,892,796

		1,892,796

	Principal amount°
Variable Rate Demand Notes – 0.82%¤
Colorado Educational & Cultural Facilities Authority
(National Jewish Federation Bond Program)
0.01% 2/1/35 (LOC-JPMorgan Chase Bank N. A.)	200,000	200,000
0.01% 12/1/37 (LOC-JPMorgan Chase Bank N. A.)	1,385,000	1,385,000

		1,585,000

Total Short-Term Investments (cost $3,477,796)		3,477,796

Total Value of Securities – 98.47%
(cost $175,306,729)		$188,455,828

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2015, the aggregate value of Rule 144A securities was $5,405,306, which represents 2.82% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

@	Illiquid security. At Aug. 31, 2015, the aggregate value of illiquid securities was $4,176,640, which represents 2.18% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. The rate shown is the rate as of Aug. 31, 2015.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

●	Variable rate security. The rate shown is the rate as of Aug. 31, 2015. Interest rates reset periodically.

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

55

Schedules of investments

Delaware Tax-Free Colorado Fund

Summary of abbreviations:

ACA – Insured by American Capital Access

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

ASSURED GTY – Insured by Assured Guaranty Corporation

FHA – Federal Housing Administration

FHLMC – Federal Home Loan Mortgage Corporation collateral

HUD – Housing and Urban Development Section 8

LOC – Letter of Credit

N.A. – North America

NATL-RE – Insured by National Public Finance Guarantee Corporation

SGI – Insured by Syncora Guarantee Inc.

VA – Veterans Administration collateral

See accompanying notes, which are an integral part of the financial statements.

56

Schedules of investments
Delaware Tax-Free Idaho Fund	August 31, 2015

	Principal amount°	Value (U.S. $)

Municipal Bonds – 98.95%

Corporate Revenue Bonds – 5.42%
Nez Perce County Pollution Control Revenue
(Potlatch Project) 6.00% 10/1/24	3,750,000	$3,753,637
Power County Industrial Development Revenue
(FMC Project) 6.45% 8/1/32 (AMT)	2,000,000	2,003,820

		5,757,457

Education Revenue Bonds – 11.93%
Boise State University Revenue
(General Project)
Series A 4.00% 4/1/37	1,250,000	1,284,950
Series A 4.25% 4/1/32 (NATL-RE)	675,000	699,482
Series A 5.00% 4/1/26	965,000	1,116,100
Series A 5.00% 4/1/39	1,000,000	1,089,750
Series A 5.00% 4/1/42	1,350,000	1,483,097
Idaho Housing & Finance Association
Series A 5.00% 6/1/50	1,275,000	1,246,121
(North Star Charter School Capital Appreciation Bond) Series B 144A 5.00% 7/1/49 #^	2,888,155	227,644
(North Star Charter School) Series A 6.75% 7/1/48	529,151	504,990
University of Idaho
Series 2011 5.25% 4/1/41 ●	1,875,000	2,169,394
Series B 4.50% 4/1/41 (AGM) ●	1,100,000	1,180,696
Series B 5.00% 4/1/28	1,000,000	1,121,780
Series B 5.00% 4/1/32	500,000	557,535

		12,681,539

Electric Revenue Bond – 2.10%
Boise-Kuna Irrigation District Revenue
5.00% 6/1/34	2,000,000	2,235,220

		2,235,220

Healthcare Revenue Bonds – 11.81%
Idaho Health Facilities Authority Revenue
(St. Luke’s Health System Project)
Series A 5.00% 3/1/47	1,500,000	1,614,375
Series A 6.50% 11/1/23	250,000	286,515
Series A 6.75% 11/1/37	1,250,000	1,427,125
(St. Luke’s Regional Medical Center Project) 5.00% 7/1/35 (AGM)	2,500,000	2,738,625
(Trinity Health Center Group)
Series D 4.50% 12/1/37	1,385,000	1,454,901
Series D 5.00% 12/1/32	2,500,000	2,821,275

57

Schedules of investments

Delaware Tax-Free Idaho Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority
(Auxilio Mutuo) Series A 6.00% 7/1/33	2,245,000	$2,216,982

		12,559,798

Housing Revenue Bonds – 2.36%
Idaho Housing & Finance Association Single Family Mortgage Revenue
Series A Class II 4.375% 7/1/32	995,000	1,033,815
Series B Class I 5.00% 7/1/37 (AMT)	435,000	435,274
Series C Class II 4.95% 7/1/31	995,000	1,034,760

		2,503,849

Lease Revenue Bonds – 6.94%
Idaho Housing & Finance Association Revenue
(TDF Facilities Project-Recovery Zone)
Series A 6.50% 2/1/26	1,370,000	1,641,205
Series A 7.00% 2/1/36	1,500,000	1,801,920
Idaho State Building Authority Revenue
5.00% 9/1/40	1,250,000	1,395,925
(Capitol Mall Parking Project)
Series A 4.50% 9/1/25	455,000	520,256
Series A 4.50% 9/1/26	485,000	547,187
Series A 4.50% 9/1/27	505,000	564,868
(Eastern Idaho Technical College Project) Series B 5.00% 9/1/25	740,000	903,518

		7,374,879

Local General Obligation Bonds – 27.30%
Ada & Canyon Counties Joint School District No. 2 Meridian
4.50% 7/30/22	1,500,000	1,687,875
5.50% 7/30/16	1,305,000	1,367,496
Bonneville Joint School District No. 93
(School Board Guaranteed)
Series A 5.00% 9/15/30	1,515,000	1,730,736
Series A 5.00% 9/15/31	870,000	990,312
Series C 5.00% 9/15/23	370,000	437,540
Canyon County School District No. 131 Nampa
(School Board Guaranteed) Series B 5.00% 8/15/23	1,295,000	1,550,115
Canyon County School District No. 132 Caldwell
Series A 5.00% 9/15/22 (AGM)	1,725,000	1,891,894
Series A 5.00% 9/15/23 (AGM)	1,810,000	1,985,117

58

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Local General Obligation Bonds (continued)
Canyon County School District No. 139 Vallivue
(School Board Guaranteed)
5.00% 9/15/33	1,000,000	$1,137,320
Series B 5.00% 9/15/24	1,480,000	1,751,151
Idaho Bond Bank Authority Revenue
Series A 5.00% 9/15/28	890,000	987,446
Series A 5.00% 9/15/31	1,025,000	1,157,573
Series A 5.00% 9/15/33	1,125,000	1,263,364
Series A 5.25% 9/15/26	1,430,000	1,606,405
Series B 5.00% 9/15/30 (NATL-RE)	725,000	754,848
Kootenai County School District No. 271 Coeur D’Alene
(School Board Guaranteed)
Series B 4.00% 9/15/24	540,000	600,518
Series B 4.00% 9/15/25	650,000	716,827
Madison County School District No. 321 Rexburg
(School Board Guaranteed)
Series B 5.00% 8/15/24	1,500,000	1,843,140
Series B 5.00% 8/15/25	1,080,000	1,334,254
Series B 5.00% 8/15/26	710,000	873,556
Twin Falls County School District No. 411 Twin Falls
Series A 4.75% 9/15/37	1,000,000	1,125,830
Twin Falls County School District No. 413 Filer
(School Board Guaranteed) 5.25% 9/15/25	2,000,000	2,232,480

		29,025,797

Pre-Refunded Bonds – 8.57%
Ada & Boise Counties Independent School District Boise City
(School Board Guaranteed) 5.00% 8/1/24-17 (AGM) §	1,500,000	1,625,415
Boise State University
Series A 4.25% 4/1/32-17 (NATL-RE) §	75,000	79,387
Boise-Kuna Irrigation District Revenue
(Arrowrock Hydroelectric Project) 6.30% 6/1/31-18 §	1,000,000	1,146,970
Idaho Bond Bank Authority Revenue
Series A 5.00% 9/15/28-19 §	360,000	409,309
Series A 5.25% 9/15/26-19 §	570,000	653,009
Idaho Health Facilities Authority Revenue
(Trinity Health Center Group) Series B 6.125% 12/1/28-18 §	1,210,000	1,409,190
Idaho Housing & Finance Association Grant Anticipated Revenue
(Federal Highway Trust) 5.00% 7/15/24-16 (NATL-RE) §	2,000,000	2,081,900

59

Schedules of investments

Delaware Tax-Free Idaho Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Pre-Refunded Bonds (continued)
Idaho Housing & Finance Association Grant Anticipated Revenue
(Federal Highway Trust) Series A 5.25% 7/15/25-18 (ASSURED GTY) §	1,500,000	$1,684,425
Puerto Rico Sales Tax Financing Revenue First Subordinate
Series A 5.50% 8/1/28-19 §	15,000	17,480

		9,107,085

Special Tax Revenue Bonds – 14.25%
Guam Government Business Privilege Tax Revenue
Series A 5.125% 1/1/42	545,000	587,826
Series A 5.25% 1/1/36	705,000	773,244
Series B-1 5.00% 1/1/42	1,425,000	1,532,830
Idaho Bond Bank Authority Revenue
Series D 5.00% 9/15/30	350,000	399,840
Idaho Water Resource Board
(Ground Water Rights Mitigation) Series A 5.00% 9/1/32	3,565,000	3,887,525
Ketchum Urban Renewal Agency Tax Increment Revenue
5.50% 10/15/34	1,500,000	1,586,835
Nampa Development Tax Increment Revenue
144A 5.00% 9/1/31 #	1,000,000	1,083,490
5.90% 3/1/30	3,000,000	3,236,460
Virgin Islands Public Finance Authority Revenue
(Senior Lien-Matching Fund Loan Note)
5.00% 10/1/29 (AGM)	1,500,000	1,711,770
Series A 5.00% 10/1/29	325,000	351,761

		15,151,581

Transportation Revenue Bonds – 7.20%
Boise City Airport Revenue
(Air Terminal Facilities Project)
5.75% 9/1/19 (AGM) (AMT)	1,000,000	1,162,550
5.75% 9/1/20 (AGM) (AMT)	1,000,000	1,184,880
(Parking Facilities Project) 4.00% 9/1/32	2,180,000	2,255,254

60

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Transportation Revenue Bonds (continued)
Idaho Housing & Finance Association Grant Anticipated Revenue
(Federal Highway Trust) Series A 5.25% 7/15/20 (ASSURED GTY)	2,750,000	$3,051,373

		7,654,057

Water & Sewer Revenue Bonds – 1.07%
Idaho Bond Bank Authority Revenue
Series C 5.375% 9/15/38	1,000,000	1,133,500

		1,133,500

Total Municipal Bonds (cost $99,351,621)		105,184,762

Total Value of Securities – 98.95%
(cost $99,351,621)		$105,184,762

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2015, the aggregate value of Rule 144A securities was $1,311,134, which represents 1.23% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

●	Variable rate security. The rate shown is the rate as of Aug. 31, 2015. Interest rates reset periodically.

^	Zero coupon security. The rate shown is the yield at the time of purchase.

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

ASSURED GTY – Insured by Assured Guaranty Corporation

NATL-RE – Insured by National Public Finance Guarantee Corporation

See accompanying notes, which are an integral part of the financial statements.

61

Schedules of investments
Delaware Tax-Free New York Fund	August 31, 2015

	Principal amount°	Value (U.S. $)

Municipal Bonds – 97.61%

Corporate Revenue Bonds – 8.00%
Build NYC Resource
(Pratt Paper Income Project) 144A 5.00% 1/1/35 (AMT) #	750,000	$797,677
New York City Industrial Development Agency Special Facilities Revenue
(American Airlines – JFK International Airport) 7.75% 8/1/31 (AMT) ●	250,000	265,367
New York Liberty Development Revenue
(Second Priority – Bank of America Tower)
Class 2 5.625% 7/15/47	500,000	560,795
Class 3 6.375% 7/15/49	865,000	979,396
Niagara Area Development Revenue
(Covanta Energy Project) Series B 144A 4.00% 11/1/24 #	1,060,000	1,069,158
Suffolk County Industrial Development Agency Revenue
(Keyspan-Port Jefferson Energy Center) 5.25% 6/1/27 (AMT)	250,000	253,260
Suffolk Tobacco Asset Securitization
Series B 5.25% 6/1/37	700,000	759,892
Tobacco Settlement Financing Authority Revenue
(Asset-Backed) Series B 5.00% 6/1/21	500,000	517,955
TSASC Revenue
(Asset-Backed)
Series 1 5.00% 6/1/34	500,000	457,805
Series 1 5.125% 6/1/42	1,050,000	916,083

		6,577,388

Education Revenue Bonds – 23.69%
Albany Industrial Development Agency Civic Facilities Revenue
(Brighter Choice Charter School) Series A 5.00% 4/1/37	250,000	205,795
Buffalo & Erie County Industrial Land Development
(Buffalo State College Foundation Housing) 6.00% 10/1/31	525,000	614,003
(Medaille College Project) 5.25% 4/1/35	370,000	370,418
Build NYC Resource
5.50% 11/1/44	1,100,000	1,157,530
(Bronx Charter School for Excellence)
5.00% 4/1/33	500,000	526,305
5.50% 4/1/43	500,000	541,055
(Packer Collegiate Institution) 5.00% 6/1/40	750,000	828,510
Dutchess County Local Development
(Marist College Project) Series A 5.00% 7/1/19	760,000	863,580

62

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Madison County Capital Resource Revenue
(Colgate University Project) Series A 5.00% 7/1/28	400,000	$454,720
Monroe County Industrial Development Revenue
(Nazareth College Rochester Project)
5.00% 10/1/22	340,000	386,056
5.00% 10/1/23	470,000	536,745
5.25% 10/1/31	500,000	538,190
5.50% 10/1/41	500,000	539,285
(St. John Fisher College) Series A 5.50% 6/1/39	300,000	332,928
New York City Trust for Cultural Resources
(Whitney Museum of American Art) 5.00% 7/1/31	500,000	550,740
New York State Dormitory Authority
(Barnard College) Series A 5.00% 7/1/35	400,000	454,888
(Brooklyn Law School) 5.75% 7/1/33	340,000	380,409
(Cornell University) Series A 5.00% 7/1/34	170,000	192,151
(Fordham University) 5.00% 7/1/44	650,000	722,982
(Manhattan Marymount) 5.00% 7/1/24	350,000	386,204
(Mt. Sinai School of Medicine) Series A 5.00% 7/1/19	500,000	566,345
(New York University) Series A 5.25% 7/1/34	500,000	564,605
(Pratt Institute) Series A 5.00% 7/1/34	1,000,000	1,121,160
(Rockefeller University) Series A 5.00% 7/1/27	250,000	283,323
(Skidmore College) Series A 5.00% 7/1/21	325,000	375,333
(Teachers College) 5.50% 3/1/39	250,000	280,280
(Touro College and University) Series A 5.50% 1/1/44	1,000,000	1,074,430
(University of Rochester)
Series A 5.125% 7/1/39	250,000	280,063
Unrefunded Series A-2 4.375% 7/1/20	85,000	87,967
Onondaga Civic Development Revenue
(Le Moyne College Project) 5.20% 7/1/29	500,000	532,435
Onondaga County Trust for Cultural Research Revenue
(Syracuse University Project) Series B 5.00% 12/1/19	350,000	404,859
Otsego County Capital Resource
(Hartwick College) Series A 5.00% 10/1/45	775,000	814,447
St. Lawrence County Industrial Development Agency Civic Facility Revenue
(St. Lawrence University Project) Series A 5.00% 10/1/16	500,000	524,470
Suffolk County Industrial Development Agency Civic Facility Revenue
(New York Institute of Technology Project) 5.00% 3/1/26	600,000	610,608

63

Schedules of investments

Delaware Tax-Free New York Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Troy Capital Resource Revenue
(Rensselaer Polytechnic) Series B 5.00% 9/1/18	165,000	$183,282
Troy Industrial Development Authority
(Rensselaer Polytechnic) Series E 5.20% 4/1/37	500,000	548,820
Yonkers Economic Development Education Revenue
(Charter School Educational Excellence) Series A 6.25% 10/15/40	600,000	634,590

		19,469,511

Electric Revenue Bonds – 2.50%
Long Island Power Authority Electric System Revenue
Series A 5.00% 9/1/44	750,000	825,263
Series A 5.75% 4/1/39	350,000	392,907
Series B 5.75% 4/1/33	250,000	281,775
New York State Power Authority Revenue
Series A 5.00% 11/15/38	500,000	559,070

		2,059,015

Healthcare Revenue Bonds – 17.85%
Buffalo & Erie County Industrial Land Development
(Catholic Health System Obligation) 5.25% 7/1/35	250,000	279,607
Dutchess County Local Development
Series A 5.00% 7/1/34	350,000	383,309
Series A 5.00% 7/1/44	1,000,000	1,081,090
East Rochester Housing Authority Revenue
(Senior Living-Woodland Village Project) 5.50% 8/1/33	500,000	507,090
Monroe County Industrial Development
(Rochester General Hospital)
Series A 5.00% 12/1/27	330,000	366,792
Series A 5.00% 12/1/28	655,000	725,616
(University Hospital of Rochester project)
5.50% 8/15/40 (FHA)	585,000	679,361
Nassau County Local Economic Assistance
(Catholic Health Services of Long Island)
5.00% 7/1/29	375,000	421,500
5.00% 7/1/33	725,000	795,717
New York City Health & Hospital Revenue
(Health System) Series A 5.00% 2/15/30	500,000	551,060

64

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
New York State Dormitory Authority Revenue Non-State Supported Debt
(Memorial Sloan-Kettering)
Series 1 5.00% 7/1/23	600,000	$708,330
Subordinate Series A2 5.00% 7/1/26	500,000	555,155
(Mt. Sinai Hospital) Series A 5.00% 7/1/26	600,000	677,790
(North Shore Long Island Jewish Group) Series A 5.00% 5/1/41	500,000	543,715
(Orange Regional Medical Center)
144A 5.00% 12/1/45 #	700,000	725,095
6.125% 12/1/29	540,000	594,940
6.25% 12/1/37	250,000	273,707
Onondaga Civic Development Revenue
(St. Joseph’s Hospital Health Center)
4.50% 7/1/32	380,000	383,317
5.00% 7/1/42	750,000	774,923
5.125% 7/1/31	500,000	524,490
Orange County Funding Assisted Living Residence Revenue
(The Hamlet at Wallkill Project) 6.50% 1/1/46	500,000	497,970
Saratoga County
(Saratoga Hospital Project) Series A 5.00% 12/1/26	500,000	574,615
Southold Local Development Revenue
(Peconic Landing Project) 5.00% 12/1/45	750,000	788,790
Suffolk County Economic Development Revenue
(Catholic Health Services) 5.00% 7/1/28	500,000	550,320
(Peconic Landing Southhold) 6.00% 12/1/40	650,000	708,877

		14,673,176

Housing Revenue Bond – 0.44%
New York Mortgage Agency Revenue
44th Series 4.35% 10/1/24 (AMT)	345,000	361,074

		361,074

Lease Revenue Bonds – 9.23%
Erie County Industrial Development Agency School Facility Revenue
(Buffalo City School District) Series A 5.25% 5/1/25	500,000	560,155
Hudson Yards Infrastructure Revenue
Series A 5.75% 2/15/47	1,000,000	1,140,540
New York City Industrial Development Agency
(New York Stock Exchange Project) Series A 5.00% 5/1/18	350,000	385,224

65

Schedules of investments

Delaware Tax-Free New York Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Lease Revenue Bonds (continued)
New York City Industrial Development Agency
(Senior Trips)
Series A 5.00% 7/1/22 (AMT)	1,085,000	$1,199,066
Series A 5.00% 7/1/28 (AMT)	1,500,000	1,611,465
New York Liberty Development
(4 World Trade Center) 5.00% 11/15/31	500,000	567,115
(Class 1 - 3 World Trade Center) 144A 5.00% 11/15/44 #	500,000	502,530
(Class 2 - 3 World Trade Center) 144A 5.375% 11/15/40 #	500,000	527,435
New York State Dormitory Authority State Supported Debt Revenue
(Consolidated Services Contract) 5.00% 7/1/17 (AGM)	500,000	538,140
United Nations Development Revenue
Series A 5.00% 7/1/26	500,000	556,400

		7,588,070

Local General Obligation Bonds – 6.29%
New York City
Fiscal 2008 Subordinate Series C-1 5.00% 10/1/19	500,000	543,725
Fiscal 2014 Subordinate Series D-1 5.00% 8/1/31	1,000,000	1,146,050
Series B 5.00% 8/1/27	500,000	582,590
Series G 5.00% 8/1/22	500,000	591,650
Subordinate Series A-1 5.00% 10/1/27	500,000	583,765
Subordinate Series I-1 5.375% 4/1/36	500,000	565,385
New York State Dormitory Authority Revenue Non-State Supported Debt
(School Districts Financing Program)
Series A 5.00% 10/1/23	500,000	584,025
Series A 5.00% 10/1/25 (AGM)	500,000	572,410

		5,169,600

Pre-Refunded Bonds – 4.05%
Albany Industrial Development Agency Civic Facilities Revenue
(St. Peter’s Hospital Project) Series A 5.25% 11/15/32-17 §	800,000	880,360
New York City Transitional Finance Authority
(Future Tax Secured) Subordinated Series B 5.00% 11/1/18-17 §	335,000	360,038
New York State Dormitory Authority Revenue Non-State Supported Debt
(Memorial Sloan-Kettering) Series 1 5.00% 7/1/35-16 §	225,000	233,919

66

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Pre-Refunded Bonds (continued)
New York State Dormitory Authority Revenue Non-State Supported Debt
(Mt. Sinai School of Medicine) 5.125% 7/1/39-19 §	500,000	$574,620
(North Shore Long Island Jewish Group) Series A 5.50% 5/1/37-19 §	500,000	577,905
(University of Rochester) Series A-2 4.375% 7/1/20-17 §	65,000	68,401
Puerto Rico Commonwealth Highway & Transportation Authority Revenue
Series Y 5.50% 7/1/36-16 §	475,000	495,354
Triborough Bridge & Tunnel Authority
Series C 5.00% 11/15/24-18 §	120,000	135,510

		3,326,107

Resource Recovery Revenue Bond – 0.43%
Jefferson County Industrial Development Agency
(Green Bond) 5.25% 1/1/24 (AMT)	370,000	353,964

		353,964

Special Tax Revenue Bonds – 14.14%
Brooklyn Arena Local Development
(Barclays Center Project)
6.25% 7/15/40	500,000	574,165
6.375% 7/15/43	500,000	579,870
6.50% 7/15/30	500,000	581,540
Guam Government Business Privilege Tax Revenue
Series A 5.25% 1/1/36	240,000	263,232
Metropolitan Transportation Authority Revenue
(Dedicated Tax Fund) Series B 5.00% 11/15/34	500,000	565,435
New York City Industrial Development Agency Civic Facility Revenue
(YMCA of Greater New York Project) 5.00% 8/1/36	600,000	616,740
New York City Transitional Finance Authority Revenue
(Building Aid)
Fiscal 2015 Series S-1 5.00% 7/15/43	1,000,000	1,127,880
Subordinate Series S-1 A 5.25% 7/15/37	1,000,000	1,155,090
(Future Tax Secured)
Fiscal 2011 Series D 5.00% 2/1/26	250,000	287,885
Fiscal 2011 Series D 5.25% 2/1/29	500,000	582,110
Fiscal 2014 Subordinate Series A-1 5.00% 11/1/42	750,000	842,017
Subordinate Series B1 5.00% 11/1/40	750,000	848,107
Subordinate Series C 5.25% 11/1/25	500,000	591,585
Unrefunded Subordinate Series B 5.00% 11/1/18	165,000	177,151
New York Convention Center Development Revenue
(Hotel Unit Fee Secured) 5.00% 11/15/35	1,000,000	1,136,020

67

Schedules of investments

Delaware Tax-Free New York Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Special Tax Revenue Bonds (continued)
New York Environmental Facilities
Series A 5.25% 12/15/19	350,000	$407,848
New York State Dormitory Authority General Purpose
Series C 5.00% 3/15/34	500,000	573,385
Sales Tax Asset Receivable
Fiscal 2015 Series A 5.00% 10/15/22	500,000	604,115
Virgin Islands Public Finance Authority Revenue
(Matching Fund Loan Note - Senior Lien) Series A 5.00% 10/1/29	100,000	108,234

		11,622,409

State General Obligation Bonds – 0.83%
New York City
Series E 5.00% 8/1/28	125,000	142,166
New York State
Series A 5.00% 3/1/38	500,000	543,025

		685,191

Transportation Revenue Bonds – 8.15%
Metropolitan Transportation Authority Revenue
Series 2008C 6.50% 11/15/28	200,000	234,614
Series C 5.00% 11/15/32	500,000	569,800
Series D 5.00% 11/15/32	500,000	569,800
Series D 5.25% 11/15/27	500,000	576,235
Series F 5.00% 11/15/15	150,000	151,521
New York State Thruway Authority General Revenue
Series I 5.00% 1/1/32	700,000	790,734
New York State Thruway Authority Revenue
Series H 5.00% 1/1/30 (NATL-RE)	750,000	809,415
Niagara Frontier Transportation Authority
(Buffalo Niagara International Airport) Series A 5.00% 4/1/29 (AMT)	350,000	381,843
Port Authority of New York & New Jersey
(Consolidated Series 186) 5.00% 10/15/22 (AMT)	750,000	875,010
(Consolidated-One Hundred Fifty-Third) 5.00% 7/15/35	250,000	274,285
(JFK International Air Terminal)
6.00% 12/1/42	700,000	815,500
6.50% 12/1/28	550,000	557,634
Triborough Bridge & Tunnel Authority
Unrefunded Series C 5.00% 11/15/24	80,000	89,852

		6,696,243

68

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Water & Sewer Revenue Bonds – 2.01%
New York City Municipal Water Finance Authority Water & Sewer System Revenue
Fiscal 2009 Series A 5.75% 6/15/40	200,000	$224,242
Series FF-2 5.50% 6/15/40	250,000	285,547
(Second General Resolution) Fiscal 2012 Series BB 5.25% 6/15/44	500,000	564,170
New York State Environmental Facilities Revenue Clean Water & Drinking Water Revolving Funds
5.00% 6/15/30	500,000	580,600

		1,654,559

Total Municipal Bonds (cost $75,529,187)		80,236,307

Short-Term Investment – 1.46%

Variable Rate Demand Note – 1.46%¤
Syracuse Industrial Development Agency (Syracuse University Project) Series A-2 0.01% 12/1/37
(LOC-JPMorgan Chase Bank N.A.)●	1,200,000	1,200,000

Total Short-Term Investment (cost $1,200,000)		1,200,000

Total Value of Securities – 99.07%
(cost $76,729,187)		$81,436,307

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2015, the aggregate value of Rule 144A securities was $3,621,895, which represents 4.41% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

¤	Tax-exempt obligations that contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates either from the issuer or by drawing on a bank letter of credit, a guarantee, or insurance issued with respect to such instrument. The rate shown is the rate as of Aug. 31, 2015.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

●	Variable rate security. The rate shown is the rate as of Aug. 31, 2015. Interest rates reset periodically.

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

69

Schedules of investments

Delaware Tax-Free New York Fund

Summary of abbreviations:

AGM – Insured by Assured Guaranty Municipal Corporation

AMT – Subject to Alternative Minimum Tax

FHA – Federal Housing Administration

LOC – Letter of Credit

N.A. – North America

NATL-RE – Insured by National Public Finance Guarantee Corporation

See accompanying notes, which are an integral part of the financial statements.

70

Schedules of investments
Delaware Tax-Free Pennsylvania Fund	August 31, 2015

	Principal amount°	Value (U.S. $)

Municipal Bonds – 98.74%

Corporate Revenue Bonds – 5.59%
Allegheny County Industrial Development Authority Environmental Improvement Revenue
(U.S. Steel Corp.) 6.75% 11/1/24	2,475,000	$2,689,434
Dauphin County Industrial Development Authority Water Revenue
(Dauphin Consolidated Water Supply Project) Series B 6.70% 6/1/17	1,750,000	1,900,290
Pennsylvania Economic Development Financing Authority
(National Gypson) 5.50% 11/1/44 (AMT)	4,000,000	4,117,160
(PPL Energy Supply Project) Series A 6.40% 12/1/38	2,000,000	2,027,400
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Revenue
(Proctor & Gamble Paper Project) 5.375% 3/1/31 (AMT)	11,000,000	13,458,720
Pennsylvania Economic Development Financing Authority Water Facility Revenue
(Pennsylvania-American Water Project) 6.20% 4/1/39	2,850,000	3,263,507

		27,456,511

Education Revenue Bonds – 22.29%
Allegheny County Higher Education Building Authority Revenue
(Carlow University Project)
6.75% 11/1/31	750,000	858,375
7.00% 11/1/40	1,000,000	1,154,180
(Carnegie Mellon University)
5.00% 3/1/28	3,000,000	3,467,880
Series A 5.00% 3/1/24	1,000,000	1,178,240
(Chatham University) Series A 5.00% 9/1/30	1,500,000	1,610,685
(Duquesne University) Series A 5.00% 3/1/33	425,000	469,982
(Robert Morris University)
Series A 5.50% 10/15/30	1,275,000	1,374,641
Series A 5.75% 10/15/40	2,200,000	2,380,268
Bucks County Industrial Development Authority Revenue
(George School Project) 5.00% 9/15/36	4,455,000	4,975,032
Chester County Industrial Development Authority Revenue
(Renaissance Academy Charter School)
5.00% 10/1/34	1,000,000	1,057,360
5.00% 10/1/39	1,250,000	1,313,525
5.00% 10/1/44	1,000,000	1,040,520
Chester County Industrial Development Authority Student Housing Revenue
(West Chester University Project)
Series A 5.00% 8/1/30	1,100,000	1,166,033
Series A 5.00% 8/1/45	1,250,000	1,295,087

71

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Delaware County Authority
(Eastern University) 5.25% 10/1/32	3,000,000	$3,236,670
East Hempfield Township Industrial Development Authority
(Student Services Income - Student Housing Project)
5.00% 7/1/39	875,000	906,771
5.00% 7/1/45	2,500,000	2,574,375
5.00% 7/1/46	1,425,000	1,470,443
5.00% 7/1/47	1,000,000	1,034,530
Huntingdon County General Authority Revenue
(Juniata College) Series A 5.00% 5/1/30	2,650,000	2,944,707
Lehigh County General Purpose Authority Revenue
(Muhlenberg College Project)
5.00% 2/1/29	740,000	797,439
5.25% 2/1/34	1,000,000	1,085,060
5.25% 2/1/39	2,750,000	2,981,083
Montgomery County Higher Education & Health Authority Revenue
(Arcadia University)
4.25% 4/1/35	1,080,000	1,077,116
5.625% 4/1/40	2,375,000	2,559,799
5.75% 4/1/40	2,000,000	2,184,760
Northampton County General Purpose Authority Revenue
(Higher Education-Lehigh University) 5.00% 11/15/39	4,000,000	4,414,840
Pennsylvania Higher Educational Facilities Authority College & University Revenue
(Delaware Valley College) 5.00% 11/1/27	1,250,000	1,340,713
(Edinboro University - Student Housing) 6.00% 7/1/42	1,400,000	1,467,382
(Edinboro University Foundation) 6.00% 7/1/43	1,000,000	1,079,050
(Indiana University - Student Housing Project)
Series A 5.00% 7/1/27	1,740,000	1,914,557
Series A 5.00% 7/1/41	1,500,000	1,578,750
(Philadelphia University) 5.00% 6/1/32	2,000,000	2,115,640
(Shippensburg University)
5.00% 10/1/44	1,500,000	1,540,305
6.25% 10/1/43	2,000,000	2,212,560
(Slippery Rock University Foundation) Series A 5.00% 7/1/39 (SGI)	4,000,000	4,043,680
(St. Francis University) Series JJ2 6.25% 11/1/41	2,355,000	2,616,075
(Thomas Jefferson University) 5.00% 3/1/24	1,115,000	1,301,183
(Trustees of the University of Pennsylvania)
5.00% 9/1/29	1,000,000	1,150,790
Series A 5.00% 9/1/29	1,000,000	1,133,220

72

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Education Revenue Bonds (continued)
Pennsylvania Higher Educational Facilities Authority College & University Revenue
(Trustees of the University of Pennsylvania) Series A 5.00% 9/1/41	5,000,000	$5,530,250
(University of Pennsylvania)
Series B 5.00% 9/1/30	1,000,000	1,124,340
Series B 5.00% 9/1/31	250,000	279,750
Series B 5.00% 9/1/32	1,000,000	1,119,000
(University of the Sciences)
5.00% 11/1/36	1,500,000	1,669,290
5.00% 11/1/42	1,000,000	1,098,960
Philadelphia Authority for Industrial Development Revenue
(First Philadelphia Preparatory Project) Series A 7.25% 6/15/43	2,500,000	2,821,850
(Green Woods Charter School)
Series A 5.50% 6/15/22	1,155,000	1,228,781
Series A 5.75% 6/15/42	2,500,000	2,579,025
(International Apartments Temple University)
Series A 5.375% 6/15/30	1,500,000	1,574,970
Series A 5.625% 6/15/42	3,000,000	3,156,930
(Mast Charter School) 6.00% 8/1/35	1,610,000	1,779,581
(New Foundation Charter School Project) 6.625% 12/15/41	1,000,000	1,098,950
(Performing Arts Charter School Project) 144A 6.75% 6/15/43 #	2,550,000	2,689,409
(Tacony Academy Charter School Project)
6.75% 6/15/33	1,020,000	1,134,240
7.00% 6/15/43	1,535,000	1,725,632
Philadelphia Redevelopment Authority Revenue
(Beech Student Housing Complex)
Series A 5.50% 7/1/35 (ACA)	1,525,000	1,526,388
Series A 5.625% 7/1/28 (ACA)	1,000,000	1,001,010
University of Pittsburgh Commonwealth System of Higher Education
(University Capital Project) Series B 5.25% 9/15/25	2,000,000	2,286,280

		109,527,942

Electric Revenue Bonds – 0.64%
Philadelphia Gas Works Revenue
(8th-1998 General Ordinance) Series A 5.00% 8/1/16	3,000,000	3,123,810

		3,123,810

73

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds – 23.84%
Allegheny County Hospital Development Authority Revenue
(University of Pittsburgh Medical Center) 5.50% 8/15/34	3,980,000	$4,442,874
Berks County Municipal Authority Revenue
(Reading Hospital & Medical Center Project) Series A-3 5.50% 11/1/31	10,000,000	11,395,000
Butler County Hospital Authority Revenue 5.00% 7/1/39	1,625,000	1,751,165
Central Bradford Progress Authority
(Guthrie Healthcare System) 5.375% 12/1/41	1,000,000	1,130,740
Cumberland County Municipal Authority Revenue
(Diakon Lutheran Ministries Project)
5.00% 1/1/38	2,000,000	2,121,580
Unrefunded 6.375% 1/1/39	495,000	568,106
Dauphin County General Authority Health System Revenue
(Pinnacle Health System Project) Series A 6.00% 6/1/36	5,000,000	5,709,200
Franklin County Industrial Development Authority Revenue
(Chambersburg Hospital Project) 5.375% 7/1/42	4,980,000	5,425,162
Geisinger Authority Health System Series A-1 5.125% 6/1/41	4,000,000	4,407,920
Indiana County Hospital Authority Revenue
(Regional Medical Center) Series A 6.00% 6/1/39	1,625,000	1,826,386
Lancaster County Hospital Authority Revenue
(Brethren Village Project)
5.25% 7/1/35	250,000	250,323
5.50% 7/1/45	1,000,000	1,000,970
Series A 6.50% 7/1/40	3,000,000	3,107,970
(Masonic Villages of the Grand Lodge) 5.00% 11/1/35	2,000,000	2,215,580
(St. Anne’s Retirement Community)
5.00% 4/1/27	1,425,000	1,485,762
5.00% 4/1/33	1,830,000	1,877,379
Lehigh County General Purpose Authority Revenue
(Bible Fellowship Church Homes Project)
5.125% 7/1/32	1,000,000	1,036,210
5.25% 7/1/42	1,500,000	1,548,090
Monroe County Hospital Authority
(Pocono Medical Center)
Series A 5.00% 1/1/32	1,150,000	1,230,649
Series A 5.00% 1/1/41	1,500,000	1,596,495
Monroeville Finance Authority
5.00% 2/15/25	1,000,000	1,188,840

74

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
Montgomery County Higher Education & Health Authority Revenue
(Abington Memorial Hospital) Series A 5.125% 6/1/33	5,000,000	$5,403,500
(Abington Memorial Hospital Obligation Group) 5.00% 6/1/31	4,000,000	4,389,240
Montgomery County Industrial Development Authority Retirement Community Revenue
(ACTS Retirement Life Communities)
5.00% 11/15/27	1,250,000	1,340,575
5.00% 11/15/28	1,600,000	1,710,304
5.00% 11/15/29	680,000	725,172
Series A-1 6.25% 11/15/29	700,000	788,487
Series B 5.00% 11/15/22	3,000,000	3,089,100
(Foulkeways at Gwynedd Project)
Series A 5.00% 12/1/24	1,000,000	1,014,630
Series A 5.00% 12/1/30	1,500,000	1,534,455
Montgomery County Industrial Development Authority Revenue
(Albert Einstein Healthcare Network) Series A 5.25% 1/15/45	5,000,000	5,305,500
(Whitemarsh Continuing Care) 5.375% 1/1/50	4,000,000	3,991,880
Moon Industrial Development Authority Revenue
(Baptist Homes Society Obligation) 6.125% 7/1/50	4,000,000	4,008,960
Northampton County Industrial Development Authority
(Morningstar Senior Living)
5.00% 7/1/27	1,400,000	1,466,696
5.00% 7/1/32	1,275,000	1,311,312
Pennsylvania Economic Development Financing Authority Revenue
(University of Pittsburgh Medical Center) Series A 5.00% 7/1/43	1,265,000	1,389,413
Pennsylvania Higher Educational Facilities Authority Revenue
(Thomas Jefferson University) Series A 5.25% 9/1/50	2,500,000	2,747,050
(University of Pennsylvania Health System)
5.00% 8/15/24	4,850,000	5,609,219
5.25% 8/15/26	3,910,000	4,536,695
5.75% 8/15/23	2,500,000	3,021,775
Pocono Mountains Industrial Park Authority Revenue
(St. Luke’s Hospital - Monroe Project) Series A 5.00% 8/15/40	2,750,000	2,995,190

75

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Healthcare Revenue Bonds (continued)
St. Mary Hospital Authority Health System Revenue
(Catholic Health East) 6.25% 11/15/34	4,795,000	$5,476,705

		117,172,259

Housing Revenue Bonds – 1.75%
Bucks County Industrial Development Authority Multi-Family Housing Revenue Guaranteed
(New Hope Manor Project)
Series A 5.40% 3/1/22 (AMT)	950,000	950,456
Series A 5.50% 3/1/41 (AMT)	5,340,000	5,342,136
Philadelphia Authority for Industrial Development Revenue
(Germantown Senior Living Presbyterian Homes Project) Series A 5.625% 7/1/35 (HUD)	2,295,000	2,324,858

		8,617,450

Lease Revenue Bonds – 3.63%
Allegheny County Industrial Development Authority Lease Revenue
(Residential Resource Project)
5.10% 9/1/26	1,335,000	1,344,505
5.125% 9/1/31	890,000	893,693
Pennsylvania Commonwealth Financing Authority Revenue Series B 5.00% 6/1/31 (ASSURED GTY)	10,000,000	11,032,000
Philadelphia Municipal Authority Lease Revenue 6.50% 4/1/39	4,000,000	4,559,080

		17,829,278

Local General Obligation Bonds – 6.89%
Allegheny County
Series C-65 5.00% 5/1/18	3,765,000	4,161,341
Series C-69 5.00% 12/1/28	1,000,000	1,135,150
Series C-70 5.00% 12/1/33	2,205,000	2,459,898
Bethel Park School District 5.10% 8/1/33	3,000,000	3,369,330
Chester County
5.00% 11/15/32	5,725,000	6,564,056
5.00% 11/15/33	2,625,000	3,001,583
Series C 5.00% 7/15/29	3,000,000	3,381,450
City of Philadelphia Series A 5.25% 7/15/29	2,500,000	2,875,675
City of Pittsburgh Series B 5.00% 9/1/26	3,000,000	3,440,850
Fox Chapel Area School District 5.00% 8/1/25	1,000,000	1,178,460

76

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Local General Obligation Bonds (continued)
State Public School Building Authority
(Montgomery County Community College) 5.00% 5/1/28	2,000,000	$2,301,420

		33,869,213

Pre-Refunded/Escrowed to Maturity Bonds – 13.80%
Butler County Hospital Authority Revenue
(Butler Health System Project) 7.25% 7/1/39-19§	8,000,000	9,823,040
Commonwealth of Pennsylvania Second Series 5.00% 1/1/22-16§	10,000,000	10,162,700
Cumberland County Municipal Authority Revenue
(Diakon Lutheran Ministries Project)
6.375% 1/1/39-19§	4,505,000	5,284,635
Series A 5.00% 1/1/36-17§	2,500,000	2,642,575
Montgomery County Industrial Development Authority Revenue
(New Regional Medical Center Project) 5.375% 8/1/38-20 (FHA)§	995,000	1,181,234
Pennsylvania Economic Development Financing Authority Health System Revenue
(Albert Einstein Healthcare) Series A 6.25% 10/15/23-19§	5,000,000	5,822,050
Pennsylvania Higher Educational Facilities Authority College & University Revenue
(University of Pennsylvania)
Series B 5.00% 9/1/26-19§	1,450,000	1,667,500
Series B 5.00% 9/1/27-19§	1,550,000	1,782,500
(University of the Arts) 5.20% 3/15/25 (ASSURED GTY)	4,490,000	5,285,359
Pennsylvania Industrial Development Authority Revenue
(Economic Development)
5.50% 7/1/23-18§	615,000	694,052
Unrefunded 5.50% 7/1/23-18§	4,385,000	4,948,648
Philadelphia Hospitals & Higher Education Facilities Authority Revenue
(Presbyterian Medical Center) 6.65% 12/1/19	8,920,000	10,005,475
Puerto Rico Highway & Transportation Authority Revenue
Series AA 5.50% 7/1/18 (NATL-RE)	3,835,000	4,324,499
South Fork Municipal Hospital Authority Revenue
(Conemaugh Health Systems Project) 5.50% 7/1/29-20§	3,500,000	4,167,450

		67,791,717

Resource Recovery Revenue Bonds – 1.08%
Delaware County Industrial Development Authority
(Covanta Project) 5.00% 7/1/43	2,155,000	2,163,577

77

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Resource Recovery Revenue Bonds (continued)
Pennsylvania Economic Development Financing Authority
(Colver Project) Series F 4.625% 12/1/18 (AMBAC) (AMT)	3,135,000	$3,162,180

		5,325,757

Special Tax Revenue Bonds – 3.24%
Allentown Neighborhood Improvement Zone Development Authority Revenue
Series A 5.00% 5/1/42	3,500,000	3,639,475
Guam Government Limited Obligation Revenue
(Section 30)
Series A 5.625% 12/1/29	90,000	99,432
Series A 5.75% 12/1/34	3,050,000	3,378,333
Northampton County Industrial Development Authority
(Route 33 Project) 7.00% 7/1/32	2,000,000	2,169,780
Pennsylvania Intergovernmental Cooperation Authority
(Philadelphia Funding Program) 5.00% 6/15/21	2,000,000	2,307,720
Pittsburgh & Allegheny County Sports & Exhibition Authority
5.00% 2/1/35 (AGM)	3,000,000	3,315,060
Washington County Redevelopment Authority Revenue
(Victory Centre Project-Tanger) Series A 5.45% 7/1/35	1,000,000	1,013,800

		15,923,600

State General Obligation Bonds – 2.46%
Pennsylvania
First Series 5.00% 4/1/26	1,500,000	1,739,880
First Series 5.00% 3/15/28	5,000,000	5,568,500
Second Series 5.00% 4/15/18	4,335,000	4,779,554

		12,087,934

Transportation Revenue Bonds – 10.45%
Delaware River Joint Toll Bridge Commission
5.00% 7/1/29	400,000	464,344
5.00% 7/1/31	700,000	802,368
Lehigh Northampton Airport Authority Revenue
Series A 6.00% 5/15/25 (NATL-RE) (AMT)	1,525,000	1,527,897
Series A 6.00% 5/15/30 (NATL-RE) (AMT)	2,700,000	2,702,862
Pennsylvania Economic Development Financing Authority
(PA Bridges Finco LP)
4.125% 12/31/38 (AMT)	1,835,000	1,748,626
5.00% 6/30/42 (AMT)	5,000,000	5,238,450

78

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Transportation Revenue Bonds (continued)
Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue
(Amtrak Project)
Series A 5.00% 11/1/32 (AMT)	3,500,000	$3,811,535
Series A 5.00% 11/1/41 (AMT)	5,000,000	5,327,850
Pennsylvania Turnpike Commission Revenue
Series A 5.00% 12/1/22	2,550,000	3,006,144
Series A 5.00% 12/1/23	2,450,000	2,907,293
Series C 5.00% 12/1/44	5,000,000	5,504,950
Series E 5.00% 12/1/29	5,000,000	5,663,250
Series E 5.00% 12/1/30	2,000,000	2,257,940
Philadelphia Airport Revenue Series A 5.375% 6/15/29 (ASSURED GTY)	4,030,000	4,317,299
Port Authority of Allegheny County 5.75% 3/1/29	5,200,000	6,091,124

		51,371,932

Water & Sewer Revenue Bonds – 3.08%
Allegheny County Sanitary Authority
5.00% 12/1/28 (BAM)	2,345,000	2,730,026
Cambridge Area Joint Authority Guaranteed Sewer Revenue
5.625% 12/1/28	1,150,000	1,215,044
6.00% 12/1/37	1,000,000	1,063,320
Delaware County Regional Water Quality Control Authority
5.00% 5/1/32	2,000,000	2,257,460
Philadelphia Water & Waste Revenue
5.00% 11/1/28	4,500,000	5,144,355
Series A 5.00% 7/1/45	2,500,000	2,733,000

		15,143,205

Total Municipal Bonds (cost $450,126,996)		485,240,608

Total Value of Securities – 98.74%
(cost $450,126,996)		$485,240,608

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Aug. 31, 2015, the aggregate value of Rule 144A securities was $2,689,409, which represents 0.55% of the Fund’s net assets. See Note 8 in “Notes to financial statements.”

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

§	Pre-refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For pre-refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 8 in “Notes to financial statements.”

79

Schedules of investments

Delaware Tax-Free Pennsylvania Fund

Summary of abbreviations:

ACA – Insured by American Capital Access

AGM – Insured by Assured Guaranty Municipal Corporation

AMBAC – Insured by AMBAC Assurance Corporation

AMT – Subject to Alternative Minimum Tax

ASSURED GTY – Insured by Assured Guaranty Corporation

BAM – Insured by Build America Mutual Assurance

FHA – Federal Housing Administration

HUD – Housing and Urban Development Section 8

NATL-RE – Insured by National Public Finance Guarantee Corporation

SGI – Insured by Syncora Guarantee Inc.

See accompanying notes, which are an integral part of the financial statements.

80

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Statements of assets and liabilities

August 31, 2015

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund
Assets:
Investments, at value[1]	$82,181,371	$84,807,796	$184,978,032
Short-term investments, at value[2]	150,000	1,765,396	3,477,796
Cash	1,608,208	—	4,262
Interest receivable	823,876	1,102,063	2,184,540
Receivable for fund shares sold	—	51,741	269,070
Receivable for securities sold	—	—	1,100,000

Total assets	84,763,455	87,726,996	192,013,700

Liabilities:
Cash overdraft	—	21,412	—
Distribution payable	72,599	82,099	184,963
Payable for fund shares redeemed	2,750	606	245,353
Payable for securities purchased	—	794,610	—
Other accrued expenses	57,385	58,658	82,182
Investment management fees payable	28,945	29,017	73,505
Distribution fees payable to affiliates	22,275	26,399	47,301
Other affiliates payable	2,601	3,174	7,083
Trustees’ fees and expenses payable	455	462	1,016

Total liabilities	187,010	1,016,437	641,403

Total Net Assets	$84,576,445	$86,710,559	$191,372,297

Net Assets Consist of:
Paid-in capital	$81,222,974	$81,269,607	$183,411,840
Undistributed net investment income	19,876	20,230	350,323
Accumulated net realized loss on investments	(1,689,127)	(1,975,025)	(5,538,965)
Net unrealized appreciation of investments	5,022,722	7,395,747	13,149,099

Total Net Assets	$84,576,445	$86,710,559	$191,372,297

82

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund
Net Asset Value

Class A:
Net assets	$77,084,524	$60,549,863	$174,078,265
Shares of beneficial interest outstanding, unlimited authorization, no par	6,740,813	4,999,869	15,491,385
Net asset value per share	$11.44	$12.11	$11.24
Sales charge	4.50%	4.50%	4.50%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$11.98	$12.68	$11.77

Class C:
Net assets	$6,747,367	$15,852,500	$12,191,873
Shares of beneficial interest outstanding, unlimited authorization, no par	588,478	1,306,728	1,082,020
Net asset value per share	$11.47	$12.13	$11.27

Institutional Class:
Net assets	$744,554	$10,308,196	$5,102,159
Shares of beneficial interest outstanding, unlimited authorization, no par	65,107	851,283	454,088
Net asset value per share	$11.44	$12.11	$11.24

[1] Investments, at cost	$77,158,649	$77,412,049	$171,828,933
[2] Short-term investments, at cost	150,000	1,765,396	3,477,796

See accompanying notes, which are an integral part of the financial statements.

83

Statements of assets and liabilities

	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Assets:
Investments, at value[1]	$105,184,762	$80,236,307	$485,240,608
Short-term investments, at value[2]	—	1,200,000	—
Cash	—	18,272	5,249,673
Interest receivable	1,617,345	919,999	6,449,380
Receivable for fund shares sold	54,483	14,873	689,804
Receivable for securities sold	—	—	20,000

Total assets	106,856,590	82,389,451	497,649,465

Liabilities:
Cash overdraft	101,357	—	—
Payable for fund shares redeemed	219,118	11,554	483,985
Distribution payable	85,164	61,589	489,003
Payable for securities purchased	—	—	4,715,533
Other accrued expenses	58,709	63,578	153,153
Distribution fees payable to affiliates	40,407	25,961	118,459
Investment management fees payable	39,814	22,522	222,136
Other affiliates payable	3,139	4,164	21,090
Trustees’ fees and expenses payable	565	434	2,617

Total liabilities	548,273	189,802	6,205,976

Total Net Assets	$106,308,317	$82,199,649	$491,443,489

Net Assets Consist of:
Paid-in capital	$105,690,720	$78,970,275	$459,472,684
Distributions in excess of net investment income	(14,880)	(9,778)	(126,680)
Accumulated net realized loss on investments	(5,200,664)	(1,467,968)	(3,016,127)
Net unrealized appreciation of investments	5,833,141	4,707,120	35,113,612

Total Net Assets	$106,308,317	$82,199,649	$491,443,489

84

	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Net Asset Value

Class A:
Net assets	$75,163,386	$51,708,321	$441,903,735
Shares of beneficial interest outstanding, unlimited authorization, no par	6,532,564	4,505,306	54,250,522
Net asset value per share	$11.51	$11.48	$8.15
Sales charge	4.50%	4.50%	4.50%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$12.05	$12.02	$8.53

Class C:
Net assets	$28,556,865	$17,825,060	$32,799,349
Shares of beneficial interest outstanding, unlimited authorization, no par	2,483,753	1,556,887	4,024,998
Net asset value per share	$11.50	$11.45	$8.15

Institutional Class:
Net assets	$2,588,066	$12,666,268	$16,740,405
Shares of beneficial interest outstanding, unlimited authorization, no par	224,884	1,104,097	2,056,328
Net asset value per share	$11.51	$11.47	$8.14

[1] Investments, at cost	$99,351,621	$75,529,187	$450,126,996
[2] Short-term investments, at cost	—	1,200,000	—

See accompanying notes, which are an integral part of the financial statements.

85

Statements of operations

Year ended August 31, 2015

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund

Investment Income:
Interest	$3,584,360	$4,077,263	$8,658,004

Expenses:
Management fees	433,347	527,856	1,082,712
Distribution expenses — Class A	198,998	173,156	450,443
Distribution expenses — Class B	21	135	9
Distribution expenses — Class C	65,714	160,454	120,422
Dividend disbursing and transfer agent fees and expenses	49,658	63,262	121,637
Audit and tax fees	39,221	39,690	40,327
Accounting and administration expenses	27,740	30,714	63,009
Reports and statements to shareholders	26,410	20,158	44,960
Registration fees	18,224	10,669	12,520
Legal fees	10,362	11,803	24,803
Trustees’ fees and expenses	4,027	4,452	9,137
Custodian fees	3,825	4,530	9,149
Other	11,938	13,803	17,492

	889,485	1,060,682	1,996,620
Less expenses waived	(106,054)	(173,223)	(250,850)
Less waived distribution expenses — Class B	(16)	(103)	(7)
Less expense paid indirectly	(14)	(11)	(41)

Total operating expenses	783,401	887,345	1,745,722

Net Investment Income	2,800,959	3,189,918	6,912,282

Net Realized and Unrealized Gain (Loss):
Net realized gain	89,236	74,435	642,992
Net change in unrealized appreciation (depreciation) of investments	(210,123)	104,250	(2,073,277)

Net Realized and Unrealized Gain (Loss)	(120,887)	178,685	(1,430,285)

Net Increase in Net Assets Resulting from Operations	$2,680,072	$3,368,603	$5,481,997

See accompanying notes, which are an integral part of the financial statements.

86

	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund

Investment Income:
Interest	$4,436,450	$3,132,199	$21,631,573

Expenses:
Management fees	603,667	429,814	2,702,393
Distribution expenses — Class A	192,887	124,131	1,077,489
Distribution expenses — Class B	122	2	236
Distribution expenses — Class C	299,505	181,198	328,938
Dividend disbursing and transfer agent fees and expenses	68,374	62,600	335,491
Audit and tax fees	39,272	41,895	41,344
Accounting and administration expenses	35,132	24,994	157,233
Reports and statements to shareholders	24,329	37,907	94,258
Legal fees	12,732	9,624	49,396
Registration fees	10,699	11,305	20,867
Custodian fees	5,314	3,262	20,240
Trustees’ fees and expenses	5,098	3,624	22,817
Other	13,131	16,751	31,725

	1,310,262	947,107	4,882,427
Less expenses waived	(131,652)	(190,852)	(299,963)
Less waived distribution expenses — Class B	(94)	(2)	(182)
Less expense paid indirectly	(29)	(10)	(115)

Total operating expenses	1,178,487	756,243	4,582,167

Net Investment Income	3,257,963	2,375,956	17,049,406

Net Realized and Unrealized Gain (Loss):
Net realized gain	64,943	82,653	1,937,674
Net change in unrealized appreciation (depreciation) of investments	(615,374)	(72,885)	(2,924,575)

Net Realized and Unrealized Gain (Loss)	(550,431)	9,768	(986,901)

Net Increase in Net Assets Resulting from Operations	$2,707,532	$2,385,724	$16,062,505

See accompanying notes, which are an integral part of the financial statements.

87

Statements of changes in net assets

Delaware Tax-Free Arizona Fund

	Year ended
	8/31/15	8/31/14
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,800,959	$3,389,131
Net realized gain (loss)	89,236	(1,899,569)
Net change in unrealized appreciation (depreciation)	(210,123)	8,167,044

Net increase in net assets resulting from operations	2,680,072	9,656,606

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,609,063)	(3,173,654)
Class B	(75)	(2,476)
Class C	(165,788)	(194,104)
Institutional Class	(17,946)	(1,284)

Net realized gain:
Class A	—	(209,767)
Class B	—	(232)
Class C	—	(15,880)

	(2,792,872)	(3,597,397)

Capital Share Transactions:
Proceeds from shares sold:
Class A	2,174,576	4,631,052
Class B	—	56
Class C	1,052,259	550,574
Institutional Class	551,671	215,999

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,975,880	2,589,656
Class B	81	2,708
Class C	140,376	176,745
Institutional Class	13,235	1,080

	5,908,078	8,167,870

88

	Year ended
	8/31/15	8/31/14
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(8,565,192)	$(15,145,773)
Class B	(27,856)	(82,753)
Class C	(666,706)	(1,402,453)
Institutional Class	(35,944)	(467)

	(9,295,698)	(16,631,446)

Decrease in net assets derived from capital share transactions	(3,387,620)	(8,463,576)

Net Decrease in Net Assets	(3,500,420)	(2,404,367)

Net Assets:
Beginning of year	88,076,865	90,481,232

End of year	$84,576,445	$88,076,865

Undistributed net investment income	$19,876	$19,968

See accompanying notes, which are an integral part of the financial statements.

89

Statements of changes in net assets

Delaware Tax-Free California Fund

	Year ended
	8/31/15	8/31/14
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,189,918	$3,445,515
Net realized gain (loss)	74,435	(1,648,961)
Net change in unrealized appreciation (depreciation)	104,250	9,770,515

Net increase in net assets resulting from operations	3,368,603	11,567,069

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,364,024)	(2,927,750)
Class B	(483)	(9,893)
Class C	(426,950)	(477,653)
Institutional Class	(392,947)	(34,509)

	(3,184,404)	(3,449,805)

Capital Share Transactions:
Proceeds from shares sold:
Class A	5,779,743	8,304,547
Class C	2,314,906	1,680,819
Institutional Class	8,534,618	5,948,986

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	2,080,029	2,547,795
Class B	520	9,593
Class C	348,149	404,783
Institutional Class	343,952	29,141

	19,401,917	18,925,664

90

	Year ended
	8/31/15	8/31/14
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(21,408,060)	$(28,813,534)
Class B	(181,298)	(309,571)
Class C	(2,315,796)	(6,229,137)
Institutional Class	(4,562,327)	(71,562)

	(28,467,481)	(35,423,804)

Decrease in net assets derived from capital share transactions	(9,065,564)	(16,498,140)

Net Decrease in Net Assets	(8,881,365)	(8,380,876)

Net Assets:
Beginning of year	95,591,924	103,972,800

End of year	$86,710,559	$95,591,924

Undistributed net investment income	$20,230	$18,763

See accompanying notes, which are an integral part of the financial statements.

91

Statements of changes in net assets

Delaware Tax-Free Colorado Fund

	Year ended
	8/31/15	8/31/14
Increase (Decrease) in Net Assets from Operations:
Net investment income	$6,912,282	$7,137,041
Net realized gain (loss)	642,992	(4,499,483)
Net change in unrealized appreciation (depreciation)	(2,073,277)	19,363,895

Net increase in net assets resulting from operations	5,481,997	22,001,453

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(6,384,370)	(6,745,518)
Class B	(32)	(584)
Class C	(336,361)	(365,812)
Institutional Class	(177,644)	(10,576)

	(6,898,407)	(7,122,490)

Capital Share Transactions:
Proceeds from shares sold:
Class A	6,696,136	6,475,422
Class B	—	7,595
Class C	1,321,189	533,231
Institutional Class	2,866,479	3,111,270

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	5,268,251	5,607,046
Class B	35	584
Class C	302,923	329,933
Institutional Class	157,616	7,563

	16,612,629	16,072,644

92

	Year ended
	8/31/15	8/31/14
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(20,168,957)	$(32,730,998)
Class B	(11,709)	(12,304)
Class C	(1,361,395)	(3,571,888)
Institutional Class	(959,602)	(72,761)

	(22,501,663)	(36,387,951)

Decrease in net assets derived from capital share transactions	(5,889,034)	(20,315,307)

Net Decrease in Net Assets	(7,305,444)	(5,436,344)

Net Assets:
Beginning of year	198,677,741	204,114,085

End of year	$191,372,297	$198,677,741

Undistributed net investment income	$350,323	$352,558

See accompanying notes, which are an integral part of the financial statements.

93

Statements of changes in net assets

Delaware Tax-Free Idaho Fund

	Year ended
	8/31/15	8/31/14
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,257,963	$3,486,244
Net realized gain (loss)	64,943	(3,874,468)
Net change in unrealized appreciation (depreciation)	(615,374)	9,586,365

Net increase in net assets resulting from operations	2,707,532	9,198,141

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,435,094)	(2,665,570)
Class B	(406)	(7,007)
Class C	(720,612)	(803,312)
Institutional Class	(91,023)	(4,657)

	(3,247,135)	(3,480,546)

Capital Share Transactions:
Proceeds from shares sold:
Class A	6,241,091	9,285,865
Class C	3,379,466	2,144,338
Institutional Class	2,334,876	1,080,575

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	2,101,144	2,197,153
Class B	434	7,006
Class C	669,540	743,871
Institutional Class	71,275	3,806

	14,797,826	15,462,614

94

	Year ended
	8/31/15	8/31/14
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(13,369,493)	$(22,518,291)
Class B	(164,649)	(149,948)
Class C	(6,537,891)	(6,543,849)
Institutional Class	(900,541)	(16,218)

	(20,972,574)	(29,228,306)

Decrease in net assets derived from capital share transactions	(6,174,748)	(13,765,692)

Net Decrease in Net Assets	(6,714,351)	(8,048,097)

Net Assets:
Beginning of year	113,022,668	121,070,765

End of year	$106,308,317	$113,022,668

Distributions in excess of net investment income	$(14,880)	$(16,644)

See accompanying notes, which are an integral part of the financial statements.

95

Statements of changes in net assets

Delaware Tax-Free New York Fund

	Year ended
	8/31/15	8/31/14
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,375,956	$2,293,002
Net realized gain (loss)	82,653	(1,368,268)
Net change in unrealized appreciation (depreciation)	(72,885)	7,286,999

Net increase in net assets resulting from operations	2,385,724	8,211,733

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(1,580,188)	(1,787,546)
Class B	(7)	(1,862)
Class C	(440,833)	(492,130)
Institutional Class	(355,835)	(7,986)

	(2,376,863)	(2,289,524)

Capital Share Transactions:
Proceeds from shares sold:
Class A	10,379,452	6,939,548
Class B	—	28
Class C	2,501,821	1,245,823
Institutional Class	11,718,291	1,746,280

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,426,469	1,603,672
Class B	8	1,796
Class C	324,818	356,769
Institutional Class	328,661	6,488

	26,679,520	11,900,404

96

	Year ended
	8/31/15	8/31/14
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(12,678,070)	$(18,128,340)
Class B	(2,832)	(139,563)
Class C	(3,507,474)	(5,801,995)
Institutional Class	(1,152,615)	(6,491)

	(17,340,991)	(24,076,389)

Increase (decrease) in net assets derived from capital share transactions	9,338,529	(12,175,985)

Net Increase (Decrease) in Net Assets	9,347,390	(6,253,776)

Net Assets:
Beginning of year	72,852,259	79,106,035

End of year	$82,199,649	$72,852,259

Distributions in excess of net investment income	$(9,778)	$(651)

See accompanying notes, which are an integral part of the financial statements.

97

Statements of changes in net assets

Delaware Tax-Free Pennsylvania Fund

	Year ended
	8/31/15	8/31/14
Increase (Decrease) in Net Assets from Operations:
Net investment income	$17,049,406	$17,708,242
Net realized gain (loss)	1,937,674	(3,548,060)
Net change in unrealized appreciation (depreciation)	(2,924,575)	38,408,517

Net increase in net assets resulting from operations	16,062,505	52,568,699

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(15,762,881)	(16,741,916)
Class B	(859)	(15,706)
Class C	(907,357)	(929,492)
Institutional Class	(396,023)	(21,128)

	(17,067,120)	(17,708,242)

Capital Share Transactions:
Proceeds from shares sold:
Class A	25,913,128	28,015,218
Class B	—	8
Class C	4,242,065	3,328,437
Institutional Class	15,603,971	3,678,035

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	12,830,901	13,573,156
Class B	925	15,961
Class C	816,774	849,287
Institutional Class	329,145	16,940

	59,736,909	49,477,042

98

	Year ended
	8/31/15	8/31/14
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(47,293,214)	$(76,268,880)
Class B	(317,202)	(340,277)
Class C	(4,289,756)	(6,951,069)
Institutional Class	(2,835,778)	(8,738)

	(54,735,950)	(83,568,964)

Increase (Decrease) in net assets derived from capital share transactions	5,000,959	(34,091,922)

Net Increase in Net Assets	3,996,344	768,535

Net Assets:
Beginning of year	487,447,145	486,678,610

End of year	$491,443,489	$487,447,145

Distributions in excess of net investment income	$(126,680)	$(108,966)

See accompanying notes, which are an integral part of the financial statements.

99

Financial highlights

Delaware Tax-Free Arizona Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

100

Year ended

8/31/15	8/31/14	8/31/13	8/31/12	8/31/11

$11.450	$10.690	$12.010	$11.340	$11.760

0.378	0.428	0.450	0.460	0.445
(0.011)	0.784	(1.206)	0.670	(0.394)

0.367	1.212	(0.756)	1.130	0.051

(0.377)	(0.425)	(0.448)	(0.457)	(0.444)
—	(0.027)	(0.116)	(0.003)	(0.027)

(0.377)	(0.452)	(0.564)	(0.460)	(0.471)

$11.440	$11.450	$10.690	$12.010	$11.340

3.24%	11.56%	(6.62% )	10.15%	0.57%

$77,085	$81,592	$83,896	$99,953	$95,487
0.85%	0.84%	0.84%	0.84%	0.87%
0.97%	0.96%	0.94%	0.90%	0.93%
3.28%	3.86%	3.83%	3.94%	3.98%
3.16%	3.74%	3.73%	3.88%	3.92%
12%	11%	18%	34%	32%

101

Financial highlights

Delaware Tax-Free Arizona Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

102

Year ended

8/31/15	8/31/14	8/31/13	8/31/12	8/31/11

$11.480	$10.720	$12.040	$11.370	$11.790

0.292	0.346	0.362	0.373	0.362
(0.011)	0.784	(1.205)	0.670	(0.394)

0.281	1.130	(0.843)	1.043	(0.032)

(0.291)	(0.343)	(0.361)	(0.370)	(0.361)
—	(0.027)	(0.116)	(0.003)	(0.027)

(0.291)	(0.370)	(0.477)	(0.373)	(0.388)

$11.470	$11.480	$10.720	$12.040	$11.370

2.47%	10.72%	(7.30% )	9.31%	(0.17% )

$6,747	$6,238	$6,482	$7,108	$6,801
1.60%	1.59%	1.59%	1.59%	1.62%
1.72%	1.71%	1.69%	1.65%	1.68%
2.54%	3.11%	3.08%	3.19%	3.23%
2.42%	2.99%	2.98%	3.13%	3.17%
12%	11%	18%	34%	32%

103

Financial highlights

Delaware Tax-Free Arizona Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended 8/31/15	12/31/13[1] to 8/31/14

Net asset value, beginning of period	$11.450	$10.770

Income (loss) from investment operations:
Net investment income[2]	0.407	0.325
Net realized and unrealized gain (loss)	(0.011)	0.675

Total from investment operations	0.396	1.000

Less dividends and distributions from:
Net investment income	(0.406)	(0.320)

Total dividends and distributions	(0.406)	(0.320)

Net asset value, end of period	$11.440	$11.450

Total return[3]	3.49%	9.39%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$744	$219
Ratio of expenses to average net assets	0.60%	0.59%
Ratio of expenses to average net assets prior to fees waived	0.72%	0.71%
Ratio of net investment income to average net assets	3.54%	4.06%
Ratio of net investment income to average net assets prior to fees waived	3.42%	3.94%
Portfolio turnover	12%	11% [4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

104

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Financial highlights

Delaware Tax-Free California Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

106

Year ended

8/31/15	8/31/14	8/31/13	8/31/12	8/31/11

$12.080	$11.110	$12.210	$11.170	$11.570

0.416	0.427	0.439	0.484	0.476
0.029	0.970	(1.100)	1.039	(0.401)

0.445	1.397	(0.661)	1.523	0.075

(0.415)	(0.427)	(0.439)	(0.483)	(0.475)

(0.415)	(0.427)	(0.439)	(0.483)	(0.475)

$12.110	$12.080	$11.110	$12.210	$11.170

3.73%	12.79%	(5.63% )	13.90%	0.83%

$60,550	$73,955	$85,269	$97,821	$67,047
0.83%	0.82%	0.82%	0.82%	0.82%
1.01%	1.00%	0.99%	0.97%	0.98%
3.42%	3.69%	3.62%	4.10%	4.36%
3.24%	3.51%	3.45%	3.95%	4.20%
24%	13%	38%	32%	44%

107

Financial highlights

Delaware Tax-Free California Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

108

Year ended

8/31/15	8/31/14	8/31/13	8/31/12	8/31/11

$12.100	$11.120	$12.230	$11.180	$11.590

0.325	0.341	0.349	0.397	0.394
0.029	0.980	(1.110)	1.049	(0.411)

0.354	1.321	(0.761)	1.446	(0.017)

(0.324)	(0.341)	(0.349)	(0.396)	(0.393)

(0.324)	(0.341)	(0.349)	(0.396)	(0.393)

$12.130	$12.100	$11.120	$12.230	$11.180

2.95%	12.04%	(6.41% )	13.13%	(0.01% )

$15,853	$15,473	$18,248	$18,830	$14,863
1.58%	1.57%	1.57%	1.57%	1.57%
1.76%	1.75%	1.74%	1.72%	1.73%
2.67%	2.94%	2.87%	3.35%	3.61%
2.49%	2.76%	2.70%	3.20%	3.45%
24%	13%	38%	32%	44%

109

Financial highlights

Delaware Tax-Free California Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended 8/31/15	12/31/13[1] to 8/31/14
Net asset value, beginning of period	$12.080	$11.270

Income from investment operations:
Net investment income[2]	0.446	0.319
Net realized and unrealized gain	0.029	0.808

Total from investment operations	0.475	1.127

Less dividends and distributions from:
Net investment income	(0.445)	(0.317)

Total dividends and distributions	(0.445)	(0.317)

Net asset value, end of period	$12.110	$12.080

Total return[3]	3.98%	10.10%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,308	$5,983
Ratio of expenses to average net assets	0.58%	0.57%
Ratio of expenses to average net assets prior to fees waived	0.76%	0.75%
Ratio of net investment income to average net assets	3.67%	3.89%
Ratio of net investment income to average net assets prior to fees waived	3.49%	3.71%
Portfolio turnover	24%	13% [4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

110

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Financial highlights

Delaware Tax-Free Colorado Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

112

		Year ended

8/31/15	8/31/14	8/31/13	8/31/12	8/31/11

$11.320	$10.490	$11.640	$10.880	$11.260

0.403	0.405	0.412	0.444	0.460
(0.081)	0.826	(1.149)	0.758	(0.397)

0.322	1.231	(0.737)	1.202	0.063

(0.402)	(0.401)	(0.413)	(0.442)	(0.443)

(0.402)	(0.401)	(0.413)	(0.442)	(0.443)

$11.240	$11.320	$10.490	$11.640	$10.880

2.87%	11.94%	(6.56% )	11.23%	0.71%

$174,078	$183,560	$190,311	$230,787	$216,151
0.85%	0.84%	0.84%	0.84%	0.88%
0.97%	0.97%	0.96%	0.93%	0.95%
3.54%	3.69%	3.60%	3.91%	4.30%
3.42%	3.56%	3.48%	3.82%	4.23%
10%	22%	21%	24%	26%

113

Financial highlights

Delaware Tax-Free Colorado Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

114

Year ended

8/31/15	8/31/14	8/31/13	8/31/12	8/31/11

$11.350	$10.520	$11.670	$10.910	$11.290

0.319	0.324	0.327	0.360	0.381
(0.081)	0.826	(1.149)	0.758	(0.397)

0.238	1.150	(0.822)	1.118	(0.016)

(0.318)	(0.320)	(0.328)	(0.358)	(0.364)

(0.318)	(0.320)	(0.328)	(0.358)	(0.364)

$11.270	$11.350	$10.520	$11.670	$10.910

2.10%	11.09%	(7.23% )	10.39%	(0.03% )

$12,192	$12,029	$13,788	$14,282	$13,253
1.60%	1.59%	1.59%	1.59%	1.63%
1.72%	1.72%	1.71%	1.68%	1.70%
2.79%	2.94%	2.85%	3.16%	3.55%
2.67%	2.81%	2.73%	3.07%	3.48%
10%	22%	21%	24%	26%

115

Financial highlights

Delaware Tax-Free Colorado Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended 8/31/15	12/31/13[1] to 8/31/14

Net asset value, beginning of period	$11.320	$10.590

Income (loss) from investment operations:
Net investment income[2]	0.431	0.326
Net realized and unrealized gain (loss)	(0.081)	0.710

Total from investment operations	0.350	1.036

Less dividends and distributions from:
Net investment income	(0.430)	(0.306)

Total dividends and distributions	(0.430)	(0.306)

Net asset value, end of period	$11.240	$11.320

Total return[3]	3.13%	9.89%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,102	$3,077
Ratio of expenses to average net assets	0.60%	0.59%
Ratio of expenses to average net assets prior to fees waived	0.72%	0.72%
Ratio of net investment income to average net assets	3.79%	3.91%
Ratio of net investment income to average net assets prior to fees waived	3.67%	3.78%
Portfolio turnover	10%	22% [4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

116

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Financial highlights

Delaware Tax-Free Idaho Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

118

Year ended

8/31/15	8/31/14	8/31/13	8/31/12	8/31/11

$11.560	$10.990	$12.240	$11.730	$12.120

0.366	0.374	0.419	0.438	0.438
(0.051)	0.569	(1.250)	0.509	(0.385)

0.315	0.943	(0.831)	0.947	0.053

(0.365)	(0.373)	(0.419)	(0.437)	(0.436)
—	—	—	—	(0.007)

(0.365)	(0.373)	(0.419)	(0.437)	(0.443)

$11.510	$11.560	$10.990	$12.240	$11.730

2.76%	8.71%	(6.99% )	8.21%	0.56%

$75,163	$80,600	$87,537	$119,025	$98,821
0.88%	0.88%	0.88%	0.88%	0.90%
1.00%	0.99%	0.97%	0.94%	0.96%
3.17%	3.32%	3.51%	3.65%	3.78%
3.05%	3.21%	3.42%	3.59%	3.72%
7%	16%	17%	17%	32%

119

Financial highlights

Delaware Tax-Free Idaho Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

120

Year ended

8/31/15	8/31/14	8/31/13	8/31/12	8/31/11

$11.550	$10.980	$12.230	$11.720	$12.110

0.279	0.289	0.329	0.348	0.351
(0.051)	0.569	(1.250)	0.509	(0.385)

0.228	0.858	(0.921)	0.857	(0.034)

(0.278)	(0.288)	(0.329)	(0.347)	(0.349)
—	—	—	—	(0.007)

(0.278)	(0.288)	(0.329)	(0.347)	(0.356)

$11.500	$11.550	$10.980	$12.230	$11.720

1.99%	7.91%	(7.70% )	7.41%	(0.20% )

$28,557	$31,178	$33,236	$40,738	$35,797
1.63%	1.63%	1.63%	1.63%	1.65%
1.75%	1.74%	1.72%	1.69%	1.71%
2.42%	2.57%	2.76%	2.90%	3.03%
2.30%	2.46%	2.67%	2.84%	2.97%
7%	16%	17%	17%	32%

121

Financial highlights

Delaware Tax-Free Idaho Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended 8/31/15	12/31/13[1] to 8/31/14

Net asset value, beginning of period	$11.570	$11.060

Income (loss) from investment operations:
Net investment income[2]	0.395	0.291
Net realized and unrealized gain (loss)	(0.061)	0.509

Total from investment operations	0.334	0.800

Less dividends and distributions from:
Net investment income	(0.394)	(0.290)

Total dividends and distributions	(0.394)	(0.290)

Net asset value, end of period	$11.510	$11.570

Total return[3]	2.92%	7.31%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,588	$1,080
Ratio of expenses to average net assets	0.63%	0.63%
Ratio of expenses to average net assets prior to fees waived	0.75%	0.74%
Ratio of net investment income to average net assets	3.42%	3.46%
Ratio of net investment income to average net assets prior to fees waived	3.30%	3.35%
Portfolio turnover	7%	16% [4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire annual period.

See	accompanying notes, which are an integral part of the financial statements.

122

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Financial highlights

Delaware Tax-Free New York Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

124

Year ended

8/31/15	8/31/14	8/31/13	8/31/12	8/31/11

$11.460	$10.570	$11.670	$10.800	$11.150

0.367	0.366	0.374	0.426	0.406
0.020	0.889	(1.080)	0.867	(0.351)

0.387	1.255	(0.706)	1.293	0.055

(0.367)	(0.365)	(0.375)	(0.423)	(0.405)
—	—	(0.019)	—	—

(0.367)	(0.365)	(0.394)	(0.423)	(0.405)

$11.480	$11.460	$10.570	$11.670	$10.800

3.41%	12.06%	(6.27% )	12.18%	0.63%

$51,708	$52,589	$57,816	$53,456	$37,051
0.83%	0.80%	0.80%	0.80%	0.80%
1.07%	1.06%	1.03%	1.01%	1.05%
3.18%	3.32%	3.23%	3.77%	3.82%
2.94%	3.06%	3.00%	3.56%	3.57%
6%	20%	33%	28%	54%

125

Financial highlights

Delaware Tax-Free New York Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding have been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

126

Year ended

8/31/15	8/31/14	8/31/13	8/31/12	8/31/11

$11.440	$10.540	$11.640	$10.780	$11.120

0.280	0.283	0.286	0.340	0.326
0.010	0.899	(1.080)	0.857	(0.341)

0.290	1.182	(0.794)	1.197	(0.015)

(0.280)	(0.282)	(0.287)	(0.337)	(0.325)
—	—	(0.019)	—	—

(0.280)	(0.282)	(0.306)	(0.337)	(0.325)

$11.450	$11.440	$10.540	$11.640	$10.780

2.55%	11.35%	(7.00% )	11.26%	(0.04% )

$17,825	$18,491	$21,152	$20,524	$14,235
1.58%	1.55%	1.55%	1.55%	1.55%
1.82%	1.81%	1.78%	1.76%	1.80%
2.43%	2.57%	2.48%	3.02%	3.07%
2.19%	2.31%	2.25%	2.81%	2.82%
6%	20%	33%	28%	54%

127

Financial highlights

Delaware Tax-Free New York Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended 8/31/15	12/31/13[1] to 8/31/14

Net asset value, beginning of period	$11.460	$10.710

Income from investment operations:
Net investment income[2]	0.396	0.279
Net realized and unrealized gain	0.010	0.749
Total from investment operations	0.406	1.028

Less dividends and distributions from:
Net investment income	(0.396)	(0.278)
Total dividends and distributions	(0.396)	(0.278)

Net asset value, end of period	$11.470	$11.460

Total return[3]	3.58%	9.69%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12,667	$1,769
Ratio of expenses to average net assets	0.58%	0.55%
Ratio of expenses to average net assets prior to fees waived	0.82%	0.80%
Ratio of net investment income to average net assets	3.43%	3.55%
Ratio of net investment income to average net assets prior to fees waived	3.19%	3.30%
Portfolio turnover	6%	20% [4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

128

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Financial highlights

Delaware Tax-Free Pennsylvania Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	During the period ended Aug. 31, 2013, the Fund changed its fiscal year end from February to August. Ratios have been annualized and portfolio turnover and total return have not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

		3/1/13
Year ended		to	Year ended

8/31/15	8/31/14	8/31/13[1]	2/28/13	2/29/12	2/28/11

$8.160	$7.590	$8.410	$8.260	$7.550	$7.920

0.288	0.293	0.148	0.315	0.329	0.349
(0.010)	0.570	(0.809)	0.150	0.710	(0.304)

0.278	0.863	(0.661)	0.465	1.039	0.045

(0.288)	(0.293)	(0.148)	(0.315)	(0.329)	(0.349)
—	—	(0.011)	—	—	(0.066)

(0.288)	(0.293)	(0.159)	(0.315)	(0.329)	(0.415)

$8.150	$8.160	$7.590	$8.410	$8.260	$7.550

3.45%	11.58%	(7.94% )	5.73%	14.06%	0.48%

$441,904	$451,301	$453,451	$524,539	$508,505	$470,369
0.89%	0.88%	0.88%	0.88%	0.88%	0.90%
0.95%	0.95%	1.00%	0.98%	0.98%	0.98%
3.51%	3.73%	3.64%	3.77%	4.19%	4.42%
3.45%	3.66%	3.52%	3.67%	4.09%	4.34%
13%	7%	5%	20%	21%	31%

Financial highlights

Delaware Tax-Free Pennsylvania Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	During the period ended Aug. 31, 2013, the Fund changed its fiscal year end from February to August. Ratios have been annualized and portfolio turnover and total return have not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

		3/1/13
Year ended		to	Year ended

8/31/15	8/31/14	8/31/13[1]	2/28/13	2/29/12	2/28/11

$8.160	$7.590	$8.410	$8.260	$7.560	$7.920

0.226	0.234	0.117	0.252	0.269	0.289
(0.010)	0.570	(0.809)	0.150	0.700	(0.294)

0.216	0.804	(0.692)	0.402	0.969	(0.005)

(0.226)	(0.234)	(0.117)	(0.252)	(0.269)	(0.289)
—	—	(0.011)	—	—	(0.066)

(0.226)	(0.234)	(0.128)	(0.252)	(0.269)	(0.355)

$8.150	$8.160	$7.590	$8.410	$8.260	$7.560

2.67%	10.74%	(8.29% )	4.93%	13.05%	(0.15% )

$32,799	$32,096	$32,617	$39,572	$27,311	$21,571
1.65%	1.64%	1.64%	1.64%	1.64%	1.66%
1.71%	1.71%	1.71%	1.69%	1.69%	1.69%
2.75%	2.97%	2.87%	3.01%	3.43%	3.66%
2.69%	2.90%	2.80%	2.96%	3.38%	3.63%
13%	7%	5%	20%	21%	31%

Financial highlights

Delaware Tax-Free Pennsylvania Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended 8/31/15	12/31/13[1] to 8/31/14

Net asset value, beginning of period	$ 8.160	$ 7.670

Income (loss) from investment operations:
Net investment income[2]	0.308	0.226
Net realized and unrealized gain (loss)	(0.020)	0.490
Total from investment operations	0.288	0.716

Less dividends and distributions from:
Net investment income	(0.308)	(0.226)
Total dividends and distributions	(0.308)	(0.226)

Net asset value, end of period	$ 8.140	$ 8.160

Total return[3]	3.57%	9.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$16,740	$ 3,733
Ratio of expenses to average net assets	0.65%	0.64%
Ratio of expenses to average net assets prior to fees waived	0.71%	0.71%
Ratio of net investment income to average net assets	3.75%	3.89%
Ratio of net investment income to average net assets prior to fees waived	3.69%	3.82%
Portfolio turnover	13%	7% [4]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding have been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements
Delaware Investments® state tax-free funds	August 31, 2015

Voyageur Insured Funds is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Arizona Fund. Voyageur Mutual Funds is organized as a Delaware statutory trust and offers five series: Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund. Voyageur Mutual Funds II is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Colorado Fund. Delaware Group® State Tax-Free Income Trust is organized as a Delaware statutory trust and offers one series: Delaware Tax-Free Pennsylvania Fund. Voyageur Insured Funds, Voyageur Mutual Funds, Voyageur Mutual Funds II, and Delaware Group State Tax-Free Income Trust are each individually referred to as a Trust and collectively as the Trusts. These financial statements and the related notes pertain to Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund (each referred to as a Fund, or collectively, as the Funds). The above Trusts are open-end investment companies. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Effective Sept. 25, 2014, all remaining shares of Class B were converted to Class A shares. Between June 1, 2007 and Sept. 25, 2014, Class B shares could be purchased only through dividend reinvestment and certain permitted exchanges. Class B shares automatically converted to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of each Fund is to seek as high a level of current income exempt from federal income tax and from personal income taxes in the respective applicable state, as is consistent with preservation of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation – Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment companies are valued at their published net asset values. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund’s Board of Trustees (each, a Board or, collectively, the Boards). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Notes to financial statements

Delaware Investments® state tax-free funds

1. Significant Accounting Policies (continued)

Federal Income Taxes – No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken for all open federal income tax years (Aug. 31, 2012–Aug. 31, 2015), and has concluded that no provision for federal income tax is required in each Fund’s financial statements.

Class Accounting – Investment income and common expenses are allocated to the various classes of each Fund on the basis of “settled shares” of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates – Each Fund is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to each Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Each Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no earnings credits for the year ended Aug. 31, 2015.

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under

“Less expense paid indirectly.” For the year ended Aug. 31, 2015, each Fund earned the following amounts under this agreement:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$14	$11	$41	$29	$10	$115

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee, which is calculated based on each Fund’s average daily net assets as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
On the first $500 million	0.500%	0.550%	0.550%	0.550%	0.550%	0.550%
On the next $500 million	0.475%	0.500%	0.500%	0.500%	0.500%	0.500%
On the next $1.5 billion	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%
In excess of $2.5 billion	0.425%	0.425%	0.425%	0.425%	0.425%	0.425%

DMC has contractually agreed to waive that portion, if any, of its management fee and/or pay/reimburse each Fund to the extent necessary to ensure that total annual operating expenses, (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)), do not exceed specified percentages of each Fund’s average daily net assets from Sept. 1, 2014 through Aug. 31, 2015* as shown below. For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Boards and DMC. These expense waivers and reimbursements apply only to expenses paid directly by each Fund and may only be terminated by agreement of DMC and each Fund.

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund		Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Operating expense limitation as a percentage of average daily net assets (per annum)	0.59%	0.57%	0.59%	0.61%*	*	0.55%	0.64%

Effective Nov. 1, 2014, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to each Fund. Prior to this time, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provided fund accounting and financial administration oversight services to each Fund under a substantially identical agreement with an identical

Notes to financial statements

Delaware Investments® state tax-free funds

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

fee schedule. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Investments Family of Funds on a relative net asset value basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended Aug. 31, 2015, each Fund was charged for these services as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$4,102	$4,542	$9,317	$5,195	$3,698	$23,253

Effective Nov. 1, 2014, DIFSC also became the transfer agent and dividend disbursing agent of each Fund. Prior to this time, DSC was the transfer agent and dividend disbursing agent of the Funds under a substantially identical agreement with an identical fee schedule. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail Funds in the Delaware Investments Family of Funds on a relative net asset value basis. These amounts are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Aug. 31, 2015, each Fund was charged for these services as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$18,015	$19,948	$40,921	$22,816	$16,234	$102,116

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to each Fund. Sub-transfer agency fees are passed on to and paid by each Fund.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 0.25% of the average daily net assets of the Class A shares (except for Delaware Tax-Free Pennsylvania Fund) and 1.00% of the average daily net assets of the Class C shares. The Board for Delaware Tax-Free Pennsylvania Fund has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares that went into effect on June 1, 1992. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (1) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (2) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All of the Fund’s Class A shareholders bear 12b-1 fees at the same rate, the blended rate, currently 0.24% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Each Fund’s Class B shares were subject to a 12b-1 fee of 1.00% of the average daily net assets, which were contractually waived to 0.25% of the average daily net assets from Sept. 1, 2014 through Sept. 25, 2014. Institutional Class shares pay no distribution and service fees.

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to each Fund. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended Aug. 31, 2015, each Fund was charged for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$2,259	$2,506	$4,885	$2,877	$2,015	$14,330

For the year ended Aug. 31, 2015, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$7,178	$4,762	$13,338	$14,732	$14,710	$35,984

For the year ended Aug. 31, 2015, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A and Class C shares. These commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Class A	$—	$ —	$ 1	$ —	$ —	$ 35
Class C	12	6,266	666	3,265	1,023	2,896

Trustees’ fees include expenses accrued by each Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trusts. These officers and Trustees are paid no compensation by the Funds.

* The contractual waiver period is from Dec. 27, 2013 through Dec. 29, 2015 for all Funds except Delaware Tax-Free Pennsylvania Fund, which has a    contractual waiver period of June 28, 2012 through Dec. 29, 2015.

** Prior to Dec. 29, 2014, Delaware Tax-Free Idaho Fund’s contractual waiver was 0.63%.

3. Investments

For the year ended Aug. 31, 2015, each Fund made purchases and sales of investment securities other than short-term investments as follows:

Notes to financial statements

Delaware Investments® state tax-free funds

3. Investments (continued)

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Purchases	$10,439,959	$22,688,200	$19,473,032	$ 7,254,834	$14,031,154	$70,098,577
Sales	11,992,598	30,913,934	26,906,229	10,757,762	4,594,910	60,676,710

At Aug. 31, 2015, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund were as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Cost of investments	$77,194,348	$79,161,973	$175,241,924	$99,328,697	$76,675,642	$450,126,996

Aggregate unrealized appreciation of investments	$5,299,599	$7,431,650	$13,380,440	$5,996,506	$4,979,012	$35,943,571
Aggregate unrealized depreciation of investments	(162,576)	(20,431)	(166,536)	(140,441)	(218,347)	(829,959)

Net unrealized appreciation of investments	$5,137,023	$7,411,219	$13,213,904	$5,856,065	$4,760,665	$35,113,612

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 –	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of Aug. 31, 2015:

Delaware Tax-Free Arizona Fund
Securities	Level 2
Municipal Bonds	$82,181,371
Short-Term Investments	150,000
Total Value of Securities	$82,331,371

	Delaware Tax-Free California Fund
Securities	Level 1	Level 2	Total
Municipal Bonds	$—	$84,807,796	$84,807,796
Short-Term Investments[1]	765,396	1,000,000	1,765,396

Total Value of Securities	$765,396	$85,807,796	$86,573,192

	Delaware Tax-Free Colorado Fund
Securities	Level 1	Level 2	Total
Municipal Bonds	$—	$184,978,032	$184,978,032
Short-Term Investments[1]	1,892,796	1,585,000	3,477,796

Total Value of Securities	$1,892,796	$186,563,032	$188,455,828

Delaware Tax-Free Idaho Fund
Securities	Level 2
Municipal Bonds	$105,184,762

Notes to financial statements

Delaware Investments® state tax-free funds

3. Investments (continued)

Delaware Tax-Free New York Fund
Securities	Level 2
Municipal Bonds	$80,236,307
Short-Term Investments	1,200,000
Total Value of Securities	$81,436,307

Delaware Tax-Free Pennsylvania Fund
Securities	Level 2
Municipal Bonds	$485,240,608

[1]	Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments while Level 2 investments represent matrix-priced investments. The amounts attributed to Level 1 investments and Level 2 investments represent the following percentages of the total market value of this security type for the Funds:

Short-Term Investments	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund
Level 1	43.36%	54.43%
Level 2	56.64%	45.57%

During the year ended Aug. 31, 2015, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to each Fund. Each Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when each Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. At Aug. 31, 2015, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Aug. 31, 2015 and 2014 was as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Year ended 8/31/15
Tax-exempt income	$2,792,872	$3,184,248	$6,898,407	$3,247,135	$2,376,283	$17,042,621
Ordinary income	—	156	—	—	580	24,499

Total	$2,792,872	$3,184,404	$6,898,407	$3,247,135	$2,376,863	$17,067,120

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Year ended 8/31/14
Tax-exempt income	$3,376,852	$3,441,433	$7,122,490	$3,480,546	$2,280,839	$17,681,062
Ordinary income	7	8,372	—	—	8,685	27,180
Long-term capital gains	220,538	—	—	—	—	—

Total	$3,597,397	$3,449,805	$7,122,490	$3,480,546	$2,289,524	$17,708,242

5. Components of Net Assets on a Tax Basis

As of Aug. 31, 2015, the components of net assets on a tax basis were as follows:

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Shares of beneficial interest	$81,222,974	$81,269,607	$183,411,840	$105,690,720	$78,970,275	$459,472,684
Undistributed tax-exempt income	92,475	102,329	535,286	70,284	51,811	362,323
Distributions payable	(72,599)	(82,099)	(184,963)	(85,164)	(61,589)	(489,003)
Capital loss carryforwards	(1,803,428)	(1,990,497)	(5,603,770)	(5,223,588)	(1,521,513)	(3,016,127)
Unrealized appreciation of investments	5,137,023	7,411,219	13,213,904	5,856,065	4,760,665	35,113,612
Net assets	$84,576,445	$86,710,559	$191,372,297	$106,308,317	$82,199,649	$491,443,489

The differences between book basis and tax basis components of net assets are primarily attributable to tax treatment of market discount and premium on certain debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount and premium on debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended Aug. 31, 2015, the Funds recorded the following reclassifications:

Notes to financial statements

Delaware Investments® state tax-free funds

5. Components of Net Assets on a Tax Basis (continued)

	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
Undistributed (distribution in excess of) net investment income	$(8,179)	$(4,047)	$(16,110)	$(9,064)	$(8,220)	$—
Accumulated net realized loss on investments	8,179	4,047	16,110	9,064	8,220	—

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. In 2015, the Funds utilized capital loss carryforwards as follows:

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
$89,088	$75,591	$642,992	$64,943	$76,517	$1,937,674

Capital loss carryforwards remaining at Aug. 31, 2015 will expire as follows:

Year of Expiration	Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
2016	$—	$ —	$44,178	$—	$—	$—
2019	—	369,988	—	—	—	—
Total	$—	$369,988	$44,178	$—	$—	$—

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Losses incurred that will be carried forward under the Act are as follows:

	Loss carryforward character

	Short-term	Long-term
Delaware Tax-Free Arizona Fund	$133,141	$1,670,287
Delaware Tax-Free California Fund	706,222	914,287
Delaware Tax-Free Colorado Fund	2,753,193	2,806,399
Delaware Tax-Free Idaho Fund	1,817,104	3,406,484
Delaware Tax-Free New York Fund	868,009	653,504
Delaware Tax-Free Pennsylvania Fund	1,200,451	1,815,676

6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Tax-Free Arizona Fund		Delaware Tax-Free California Fund		Delaware Tax-Free Colorado Fund

	Year ended		Year ended		Year ended

	8/31/15	8/31/14	8/31/15	8/31/14	8/31/15	8/31/14
Shares sold:
Class A	188,212	422,664	475,231	716,363	590,765	587,926
Class B	—	5	—	—	—	717
Class C	90,627	49,012	189,314	143,852	115,561	49,345
Institutional Class	47,938	19,087	703,979	498,884	253,199	277,679
Shares issued upon reinvestment of dividends and distributions:
Class A	171,727	234,409	171,102	219,532	464,698	514,495
Class B	7	254	43	827	3	54
Class C	12,170	15,965	28,591	34,851	26,653	30,193
Institutional Class	1,151	95	28,295	2,431	13,909	673

	511,832	741,491	1,596,555	1,616,740	1,464,788	1,461,082

Shares redeemed:
Class A	(744,808)	(1,380,013)	(1,767,868)	(2,492,660)	(1,780,322)	(3,031,582)
Class B	(2,437)	(7,506)	(14,922)	(26,859)	(1,035)	(1,134)
Class C	(57,674)	(126,391)	(189,793)	(540,515)	(119,952)	(330,843)
Institutional Class	(3,123)	(41)	(376,300)	(6,006)	(84,895)	(6,477)

	(808,042)	(1,513,951)	(2,348,883)	(3,066,040)	(1,986,204)	(3,370,036)

Net decrease	(296,210)	(772,460)	(752,328)	(1,449,300)	(521,416)	(1,908,954)

Notes to financial statements

Delaware Investments® state tax-free funds

6. Capital Shares (continued)

	Delaware Tax-Free Idaho Fund		Delaware Tax-Free New York Fund		Delaware Tax-Free Pennsylvania Fund

	Year ended		Year ended		Year ended

	8/31/15	8/31/14	8/31/15	8/31/14	8/31/15	8/31/14
Shares sold:
Class A	538,926	818,230	898,197	627,155	3,162,192	3,568,801
Class B	—	—	—	3	—	1
Class C	292,319	189,865	216,895	112,124	517,225	419,579
Institutional Class	203,055	94,436	1,021,209	154,404	1,905,849	456,689
Shares issued upon reinvestment of dividends and distributions:
Class A	181,656	194,871	123,704	145,599	1,566,353	1,722,816
Class B	38	624	1	167	114	2,036
Class C	57,924	66,057	28,234	32,492	99,659	107,803
Institutional Class	6,158	331	28,510	570	40,292	2,094

	1,280,076	1,364,414	2,316,750	1,072,514	7,291,684	6,279,819

Shares redeemed:
Class A	(1,158,527)	(2,011,144)	(1,104,087)	(1,655,477)	(5,778,538)	(9,731,852)
Class B	(14,305)	(13,492)	(248)	(12,988)	(38,921)	(43,672)
Class C	(564,826)	(585,307)	(305,269)	(533,776)	(523,075)	(891,469)
Institutional Class	(77,674)	(1,422)	(100,027)	(569)	(347,515)	(1,081)

	(1,815,332)	(2,611,365)	(1,509,631)	(2,202,810)	(6,688,049)	(10,668,074)

Net increase (decrease)	(535,256)	(1,246,951)	807,119	(1,130,296)	603,635	(4,388,255)

For the years ended Aug. 31, 2015 and 2014, the following shares and values were converted from Class B to Class A. The amounts are included in Class B redemptions and Class A subscriptions in the tables above, and the “Statements of changes in net assets.”

	Year ended 8/31/15			Year ended 8/31/14

	Class B Shares	Class A Shares	Value	Class B Shares	Class A Shares	Value
Delaware Tax-Free Arizona Fund	—	—	$—	1,123	1,127	$12,201
Delaware Tax-Free California Fund	102	102	1,234	129	129	1,455
Delaware Tax-Free Idaho Fund	10,178	10,172	117,182	1,911	1,910	21,325
Delaware Tax-Free Pennsylvania Fund	14,130	14,134	115,189	8,129	8,125	63,471

Certain shareholders may exchange shares of one class of shares for another class in the same Fund. For the year ended Aug. 31, 2015 and 2014, the Funds had the following exchange transactions. These exchange transactions are included as subscriptions and redemptions in the tables on the previous pages, and the “Statements of changes in net assets.”

	Year ended 8/31/15
	Exchange Redemptions			Exchange Subscriptions
	Class A Shares	Class C Shares	Value	Institutional Class Shares	Value
Delaware Tax-Free California Fund	33,790	—	$414,230	33,842	$414,230
Delaware Tax-Free Colorado Fund	—	6,337	72,603	6,369	72,603
Delaware Tax-Free Idaho Fund	2,800	—	32,191	2,804	32,191
Delaware Tax-Free Pennsylvania Fund	98,416	—	811,211	98,547	811,211

	Year ended 8/31/14
	Exchange Redemptions		Exchange Subscriptions
	Class A Shares	Value	Institutional Class Shares	Value
Delaware Tax-Free Colorado Fund	9,783	$107,577	9,798	$107,577

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 10, 2014.

On Nov. 10, 2014, each Fund, along with the other Participants, entered into an amendment to the agreement for a $275,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 9, 2015.

The Funds had no amounts outstanding as of Aug. 31, 2015 or at any time during the year then ended.

Notes to financial statements

Delaware Investments® state tax-free funds

8. Geographic, Credit, and Market Risks

The Funds concentrate their investments in securities issued by each corresponding state’s municipalities. The Funds invest primarily in a specific state and may be subject to geographic concentration risk. In addition, the Funds have the flexibility to invest in issuers in U.S. territories and possessions such as the Commonwealth of Puerto Rico, the U.S. Virgin Islands, and Guam whose bonds are also free of federal and individual state income taxes. The value of the Funds’ investments may be adversely affected by new legislation within the states, U.S. territories, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no certainty that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in each Fund. At Aug. 31, 2015, the percentages of each Fund’s net assets insured by bond insurers are listed below and these securities have been identified on the “Schedules of investments.”

Delaware Tax-Free Arizona Fund	Delaware Tax-Free California Fund	Delaware Tax-Free Colorado Fund	Delaware Tax-Free Idaho Fund	Delaware Tax-Free New York Fund	Delaware Tax-Free Pennsylvania Fund
11.40%	6.02%	13.28%	15.39%	2.34%	9.15%

Each Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC (S&P) and lower than Baa3 by Moody’s Investors Service, Inc. (Moody’s), or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Each Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. Each Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Funds may invest in advanced refunded bonds, escrow secured bonds, or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a “current refunding.” “Advance refunded bonds” are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities, which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are “escrowed to maturity” when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered “pre-refunded” when the refunding issue’s proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become “defeased” when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody’s, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Boards have delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to each Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities held by the Funds have been identified on the “Schedules of investments.”

9. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

10. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board (FASB) issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after Dec. 15, 2014 and interim periods within those fiscal years.

Management has determined that this pronouncement has no impact to the Funds’ financial statements.

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Funds for fiscal years beginning after Dec. 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. At this time, management is evaluating the implications of ASU No. 2015-07 and its impact on the financial statement disclosures has not yet been determined.

Notes to financial statements

Delaware Investments® state tax-free funds

11. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Aug. 31, 2015 that would require recognition or disclosure in the Funds’ financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Voyageur Insured Funds, Voyageur Mutual Funds, Voyageur Mutual Funds II and Delaware Group® State Tax-Free Income Trust and the Shareholders of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, Delaware Tax-Free Colorado Fund and Delaware Tax-Free Pennsylvania Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Tax-Free Arizona Fund (constituting Voyageur Insured Funds), Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund (three of the series constituting Voyageur Mutual Funds), Delaware Tax-Free Colorado Fund (constituting Voyageur Mutual Funds II) and Delaware Tax-Free Pennsylvania Fund (constituting Delaware Group® State Tax-Free Income Trust) (hereafter collectively referred to as the “Funds”) at August 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 22, 2015

Other Fund information (Unaudited)

Delaware Investments® state tax-free funds

Tax Information

The information set forth below is for the Funds’ fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Funds. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Aug. 31, 2015, each Fund reports distributions paid during the year as follows:

	(A) Ordinary Income Distributions (Tax Basis)	(B) Tax-Exempt Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
Delaware Tax-Free Arizona Fund	—	100.00%	100.00%
Delaware Tax-Free California Fund	—	100.00%	100.00%
Delaware Tax-Free Colorado Fund	—	100.00%	100.00%
Delaware Tax-Free Idaho Fund	—	100.00%	100.00%
Delaware Tax-Free New York Fund	0.02%	99.98%	100.00%
Delaware Tax-Free Pennsylvania Fund	0.14%	99.86%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

Proxy Results

At Joint Special Meetings of Shareholders of Voyageur Insured Funds, on behalf of Delaware Tax-Free Arizona Fund (the “Fund”), held on March 31, 2015 and reconvened on April 21, 2015 for the proposals listed in items (ii) and (iii) below, at Joint Special Meetings of Shareholders of Voyageur Mutual Funds, on behalf of Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, and Delaware Tax-Free New York Fund held on March 31, 2015, at Joint Special Meetings of Shareholders of Voyageur Mutual Funds II, on behalf of Delaware Tax-Free Colorado Fund, held on March 31, 2015, and at Joint Special Meetings of Shareholders of Delaware Group® State Tax-Free Income Trust (the “Trust”), on behalf of Delaware Tax-Free Pennsylvania Fund (the “Fund”), held on March 31, 2015 (Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund each, a “Fund” and together, the “Funds” and Voyageur Insured Funds, Voyageur Mutual Funds, Voyageur Mutual Funds II, and Delaware Group State Tax-Free Income Trust each, a “Trust” and together, the “Trusts”), the shareholders of each Trust/each Fund voted to: (i) elect a Board of Trustees for each Trust; (ii) approve the implementation of a new “manager of managers” order for each Fund except for Delaware Tax-Free New York Fund; (iii) revise the fundamental investment restriction relating to lending for each

Fund except for Delaware Tax-Free New York Fund; and (iv)(a) revise provisions of each Trust’s Agreement and Declaration of Trust related to documenting the transfer of shares, (iv)(b) revise provisions of each Trust’s Agreement and Declaration of Trust related to shareholder disclosure of certain information upon board demand, and (iv)(c) revise provisions of each Trust’s By-Laws so that Delaware law will apply to matters related to proxies. At the meeting, the following people were elected to serve as Independent Trustees: Thomas L. Bennett, Ann D. Borowiec, Joseph W. Chow, John A. Fry, Lucinda S. Landreth, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Janet L. Yeomans, and J. Richard Zecher. In addition, Patrick P. Coyne was elected to serve as an Interested Trustee.

The Joint Special Meeting of Shareholders of the Trust was adjourned to April 21, 2015, May 12, 2015, and June 2, 2015 for the proposals (i) to approve the implementation of a new “manager of managers” order for Delaware Tax-Free New York Fund and (ii) to revise the fundamental investment restriction relating to lending for Delaware Tax-Free New York Fund.

The following proposals were submitted for a vote of the shareholders:

1. To elect a Board of Trustees for each Trust.

A quorum of shares outstanding of the Funds of each Trust was present, and the votes passed with a plurality of these Shares.

Voyageur Insured Funds

	Shares Voted For	% of Outstanding Shares	% of Shares Voted	Shares Withheld	% of Outstanding Shares	% of Shares Voted
Thomas L. Bennett	3,451,213.003	45.713%	95.965%	145,108.054	1.922%	4.035%
Ann D. Borowiec	3,461,378.003	45.847%	96.248%	134,943.054	1.787%	3.752%
Joseph W. Chow	3,461,378.003	45.847%	96.248%	134,943.054	1.787%	3.752%
Patrick P. Coyne	3,459,167.003	45.818%	96.186%	137,154.054	1.817%	3.814%
John A. Fry	3,461,378.003	45.847%	96.248%	134,943.054	1.787%	3.752%
Lucinda S. Landreth	3,451,213.003	45.713%	95.965%	145,108.054	1.922%	4.035%
Frances A. Sevilla-Sacasa	3,461,378.003	45.847%	96.248%	134,943.054	1.787%	3.752%
Thomas K. Whitford	3,461,378.003	45.847%	96.248%	134,943.054	1.787%	3.752%
Janet L. Yeomans	3,451,213.003	45.713%	95.965%	145,108.054	1.922%	4.035%
J. Richard Zecher	3,451,213.003	45.713%	95.965%	145,108.054	1.922%	4.035%

Other Fund information (Unaudited)

Delaware Investments® state tax-free funds

Proxy Results (continued)

Voyageur Mutual Funds

	Shares Voted For	% of Outstanding Shares	% of Shares Voted	Shares Withheld	% of Outstanding Shares	% of Shares Voted
Thomas L. Bennett	77,276,795.607	65.123%	98.335%	1,308,193.317	1.102%	1.665%
Ann D. Borowiec	77,397,915.799	65.225%	98.489%	1,187,073.125	1.000%	1.511%
Joseph W. Chow	77,285,371.301	65.130%	98.346%	1,299,617.623	1.095%	1.654%
Patrick P. Coyne	77,395,165.343	65.222%	98.486%	1,189,823.581	1.003%	1.514%
John A. Fry	77,394,790.343	65.222%	98.485%	1,190,198.581	1.003%	1.515%
Lucinda S. Landreth	77,370,351.799	65.202%	98.454%	1,214,637.125	1.024%	1.546%
Frances A. Sevilla-Sacasa	77,375,937.301	65.206%	98.461%	1,209,051.623	1.019%	1.539%
Thomas K. Whitford	77,381,528.607	65.211%	98.469%	1,203,460.317	1.014%	1.531%
Janet L. Yeomans	77,362,190.845	65.195%	98.444%	1,222,798.079	1.030%	1.556%
J. Richard Zecher	77,388,843.343	65.217%	98.478%	1,196,145.581	1.008%	1.522%

Voyageur Mutual Funds II

	Shares Voted For	% of Outstanding Shares	% of Shares Voted	Shares Withheld	% of Outstanding Shares	% of Shares Voted
Thomas L. Bennett	9,372,394.945	53.544%	96.525%	337,383.313	1.927%	3.475%
Ann D. Borowiec	9,362,474.509	53.487%	96.423%	347,303.749	1.984%	3.577%
Joseph W. Chow	9,390,325.360	53.646%	96.710%	319,452.898	1.825%	3.290%
Patrick P. Coyne	9,363,896.360	53.495%	96.438%	345,881.898	1.976%	3.562%
John A. Fry	9,364,820.344	53.500%	96.447%	344,957.914	1.971%	3.553%
Lucinda S. Landreth	9,365,099.119	53.502%	96.450%	344,679.139	1.969%	3.550%
Frances A. Sevilla-Sacasa	9,315,833.344	53.221%	95.943%	393,944.914	2.251%	4.057%
Thomas K. Whitford	9,395,741.961	53.677%	96.766%	314,036.297	1.794%	3.234%
Janet L. Yeomans	9,399,700.060	53.700%	96.807%	310,078.198	1.771%	3.193%
J. Richard Zecher	9,380,491.811	53.590%	96.609%	329,286.447	1.881%	3.391%

Delaware Group State Tax-Free Income Trust

	Shares Voted For	% of Outstanding Shares	% of Shares Voted	Shares Withheld	% of Outstanding Shares	% of Shares Voted
Thomas L. Bennett	36,116,767.729	60.438%	97.401%	963,690.231	1.613%	2.599%
Ann D. Borowiec	36,090,860.552	60.395%	97.331%	989,597.408	1.656%	2.669%
Joseph W. Chow	36,057,053.848	60.338%	97.240%	1,023,404.112	1.713%	2.760%
Patrick P. Coyne	36,101,405.498	60.413%	97.360%	979,052.462	1.638%	2.640%
John A. Fry	36,069,303.064	60.359%	97.273%	1,011,154.896	1.692%	2.727%
Lucinda S. Landreth	36,105,618.815	60.420%	97.371%	974,839.145	1.631%	2.629%
Frances A. Sevilla-Sacasa	36,081,038.585	60.378%	97.305%	999,419.375	1.672%	2.695%
Thomas K. Whitford	36,078,660.680	60.374%	97.298%	1,001,797.280	1.676%	2.702%
Janet L. Yeomans	36,058,226.549	60.340%	97.243%	1,022,231.411	1.711%	2.757%
J. Richard Zecher	36,075,195.158	60.369%	97.289%	1,005,262.802	1.682%	2.711%

2. To approve the implementation of a new “manager of managers” order.

A quorum of the shares outstanding of the following Funds was present, and the votes passed with the required majority of those shares. The results were as follows:

Delaware Tax-Free Arizona Fund

Shares voted for	3,365,529.966
Percentage of outstanding shares	44.578%
Percentage of shares voted	83.343%
Shares voted against	82,259.059
Percentage of outstanding shares	1.090%
Percentage of shares voted	2.037%
Shares abstained	161,864.872
Percentage of outstanding shares	2.144%
Percentage of shares voted	4.008%
Broker non-votes	428,504.000

Other Fund information (Unaudited)

Delaware Investments® state tax-free funds

Proxy Results (continued)

Delaware Tax-Free California Fund

Shares voted for	3,586,894.995
Percentage of outstanding shares	44.871%
Percentage of shares voted	74.524%
Shares voted against	65,490.969
Percentage of outstanding shares	0.819%
Percentage of shares voted	1.361%
Shares abstained	33,797.889
Percentage of outstanding shares	0.423%
Percentage of shares voted	0.702%
Broker non-votes	1,126,911.000

Delaware Tax-Free Colorado Fund

Shares voted for	7,065,949.151
Percentage of outstanding shares	40.367%
Percentage of shares voted	72.771%
Shares voted against	510,501.193
Percentage of outstanding shares	2.916%
Percentage of shares voted	5.258%
Shares abstained	410,601.914
Percentage of outstanding shares	2.346%
Percentage of shares voted	4.229%
Broker non-votes	1,722,726.000

Delaware Tax-Free Idaho Fund

Shares voted for	3,592,784.439
Percentage of outstanding shares	37.808%
Percentage of shares voted	72.266%
Shares voted against	144,960.632
Percentage of outstanding shares	1.525%
Percentage of shares voted	2.916%
Shares abstained	260,483.063
Percentage of outstanding shares	2.741%
Percentage of shares voted	5.239%
Broker non-votes	973,366.000

Delaware Tax-Free Pennsylvania Fund

Shares voted for	29,498,704.341
Percentage of outstanding shares	49.363%
Percentage of shares voted	79.553%
Shares voted against	1,132,072.728
Percentage of outstanding shares	1.894%
Percentage of shares voted	3.053%
Shares abstained	1,125,099.891
Percentage of outstanding shares	1.883%
Percentage of shares voted	3.034%
Broker non-votes	5,324,581.000

3. To revise the fundamental investment restriction relating to lending.

A quorum of the shares outstanding of the following Funds was present, and the votes passed with the required majority of those shares. The results were as follows:

Delaware Tax-Free Arizona Fund

Shares voted for	3,280,124.701
Percentage of outstanding shares	43.447%
Percentage of shares voted	81.228%
Shares voted against	117,881.363
Percentage of outstanding shares	1.561%
Percentage of shares voted	2.919%
Shares abstained	211,648.833
Percentage of outstanding shares	2.803%
Percentage of shares voted	5.241%
Broker non-votes	428,503.000

Other Fund information (Unaudited)

Delaware Investments® state tax-free funds

Proxy Results (continued)

Delaware Tax-Free California Fund

Shares voted for	3,452,237.351
Percentage of outstanding shares	43.187%
Percentage of shares voted	71.726%
Shares voted against	197,767.710
Percentage of outstanding shares	2.474%
Percentage of shares voted	4.109%
Shares abstained	36,178.792
Percentage of outstanding shares	0.453%
Percentage of shares voted	0.752%
Broker non-votes	1,126,911.000

Delaware Tax-Free Colorado Fund

Shares voted for	6,934,457.732
Percentage of outstanding shares	39.616%
Percentage of shares voted	71.417%
Shares voted against	612,337.967
Percentage of outstanding shares	3.498%
Percentage of shares voted	6.306%
Shares abstained	440,252.559
Percentage of outstanding shares	2.515%
Percentage of shares voted	4.534%
Broker non-votes	1,722,730.000

Delaware Tax-Free Idaho Fund

Shares voted for	3,573,829.646
Percentage of outstanding shares	37.608%
Percentage of shares voted	71.885%
Shares voted against	236,203.280
Percentage of outstanding shares	2.486%
Percentage of shares voted	4.751%
Shares abstained	188,196.208
Percentage of outstanding shares	1.980%
Percentage of shares voted	3.785%
Broker non-votes	973,365.000

Delaware Tax-Free Pennsylvania Fund

Shares voted for	29,190,549.717
Percentage of outstanding shares	48.848%
Percentage of shares voted	78.722%
Shares voted against	1,355,584.177
Percentage of outstanding shares	2.268%
Percentage of shares voted	3.656%
Shares abstained	1,209,743.066
Percentage of outstanding shares	2.024%
Percentage of shares voted	3.262%
Broker non-votes	5,324,581.000

4. (a) To revise provisions of each Trust’s Agreement and Declaration of Trust related to documenting the transfer of shares.

A quorum of the shares outstanding of each Trust was present, and the votes passed with a majority of those shares. The results were as follows:

Voyageur Insured Funds

Shares voted for	2,875,426.234
Percentage of outstanding shares	38.086%
Percentage of shares voted	79.955%
Shares voted against	66,752.981
Percentage of outstanding shares	0.884%
Percentage of shares voted	1.856%
Shares abstained	160,054.842
Percentage of outstanding shares	2.120%
Percentage of shares voted	4.451%
Broker non-votes	494,087.000

Other Fund information (Unaudited)

Delaware Investments® state tax-free funds

Proxy Results (continued)

Voyageur Mutual Funds

Shares voted for	53,350,588.915
Percentage of outstanding shares	44.960%
Percentage of shares voted	67.889%
Shares voted against	1,291,148.802
Percentage of outstanding shares	1.088%
Percentage of shares voted	1.643%
Shares abstained	1,136,878.207
Percentage of outstanding shares	0.958%
Percentage of shares voted	1.447%
Broker non-votes	22,806,373.000

Voyageur Mutual Funds II

Shares voted for	7,091,520.250
Percentage of outstanding shares	40.513%
Percentage of shares voted	73.035%
Shares voted against	468,779.642
Percentage of outstanding shares	2.678%
Percentage of shares voted	4.828%
Shares abstained	426,752.366
Percentage of outstanding shares	2.438%
Percentage of shares voted	4.395%
Broker non-votes	1,722,726.000

Delaware Group State Tax-Free Income Trust

Shares voted for	29,564,131.277
Percentage of outstanding shares	49.473%
Percentage of shares voted	79.730%
Shares voted against	943,197.196
Percentage of outstanding shares	1.578%
Percentage of shares voted	2.544%
Shares abstained	1,248,550.487
Percentage of outstanding shares	2.089%
Percentage of shares voted	3.367%
Broker non-votes	5,324,579.000

4. (b) To revise provisions of each Trust’s Agreement and Declaration of Trust related to shareholder disclosure of certain information upon board demand.

A quorum of the shares outstanding of each Trust was present, and the votes passed with a majority of those shares. The results were as follows:

Voyageur Insured Funds
Shares voted for	2,853,777.218
Percentage of outstanding shares	37.799%
Percentage of shares voted	79.353%
Shares voted against	94,499.120
Percentage of outstanding shares	1.252%
Percentage of shares voted	2.628%
Shares abstained	153,957.719
Percentage of outstanding shares	2.039%
Percentage of shares voted	4.281%
Broker non-votes	494,087.000
Voyageur Mutual Funds
Shares voted for	53,435,861.658
Percentage of outstanding shares	45.031%
Percentage of shares voted	67.998%
Shares voted against	1,312,655.329
Percentage of outstanding shares	1.106%
Percentage of shares voted	1.670%
Shares abstained	1,030,092.937
Percentage of outstanding shares	0.868%
Percentage of shares voted	1.311%
Broker non-votes	22,806,379.000
Voyageur Mutual Funds II
Shares voted for	6,974,219.210
Percentage of outstanding shares	39.843%
Percentage of shares voted	71.827%
Shares voted against	490,891.643
Percentage of outstanding shares	2.804%
Percentage of shares voted	5.056%
Shares abstained	521,939.405
Percentage of outstanding shares	2.982%
Percentage of shares voted	5.375%
Broker non-votes	1,722,728.000

Other Fund information (Unaudited)

Delaware Investments® state tax-free funds

Proxy Results (continued)

Delaware Group State Tax-Free Income Trust
Shares voted for	29,314,582.506
Percentage of outstanding shares	49.055%
Percentage of shares voted	79.057%
Shares voted against	1,085,875.381
Percentage of outstanding shares	1.817%
Percentage of shares voted	2.928%
Shares abstained	1,355,421.073
Percentage of outstanding shares	2.268%
Percentage of shares voted	3.655%
Broker non-votes	5,324,579.000

4. (c) To revise provisions of each Trust’s By-Laws so that Delaware law will apply to matters related to proxies.

A quorum of the shares outstanding of each Trust was present, and the votes passed with a majority of those shares. The results were as follows:

Voyageur Insured Funds
Shares voted for	2,893,005.204
Percentage of outstanding shares	38.319%
Percentage of shares voted	80.443%
Shares voted against	66,618.326
Percentage of outstanding shares	0.882%
Percentage of shares voted	1.852%
Shares abstained	142,614.527
Percentage of outstanding shares	1.889%
Percentage of shares voted	3.966%
Broker non-votes	494,083.000
Voyageur Mutual Funds
Shares voted for	54,268,750.116
Percentage of outstanding shares	45.733%
Percentage of shares voted	69.057%
Shares voted against	486,387.431
Percentage of outstanding shares	0.410%
Percentage of shares voted	0.619%
Shares abstained	1,023,482.377
Percentage of outstanding shares	0.863%
Percentage of shares voted	1.302%
Broker non-votes	22,806,369.000

Voyageur Mutual Funds II
Shares voted for	7,346,106.500
Percentage of outstanding shares	41.968%
Percentage of shares voted	75.657%
Shares voted against	214,673.913
Percentage of outstanding shares	1.226%
Percentage of shares voted	2.211%
Shares abstained	426,271.845
Percentage of outstanding shares	2.435%
Percentage of shares voted	4.390%
Broker non-votes	1,722,726.000
Delaware Group State Tax-Free Income Trust
Shares voted for	29,867,449.976
Percentage of outstanding shares	49.981%
Percentage of shares voted	80.548%
Shares voted against	844,476.868
Percentage of outstanding shares	1.413%
Percentage of shares voted	2.277%
Shares abstained	1,043,954.116
Percentage of outstanding shares	1.747%
Percentage of shares voted	2.815%
Broker non-votes	5,324,577.000

Other Fund information (Unaudited)

Delaware Investments® state tax-free funds

Board consideration of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund Investment Management Agreements

At a meeting held on Aug. 18-20, 2015 (the “Annual Meeting”), the Boards of Trustees (collectively referred to here as the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements for Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund (each, a “Fund” and together, the “Funds”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreements with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Funds; the costs of such services to the Funds; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2015 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared each Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of each Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. They also engaged a consultant to assist them in analyzing portions of the data presented and received. The Independent Trustees reviewed and discussed with such consultant two reports prepared by the consultant with respect to such data. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent, and Quality of Service. The Board considered the services provided by DMC to each Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Funds; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Funds’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that, in the third and fourth quarters of 2013, Management reduced the maximum 12b-1 fee for certain funds, and in November 2013 Management negotiated a substantial reduction in fees for fund accounting services provided to the Funds. The Board noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds, and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment Performance. The Board placed significant emphasis on the investment performance of the Funds in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/ worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for each Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended March 31, 2015. The Board’s objective is that each Fund’s performance for the periods considered be at or above the median of its Performance Universe.

Delaware Tax-Free Arizona Fund  –  The Performance Universe for the Fund consisted of the Fund and all retail and institutional “other states” municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the 1-, 3-, and 10-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the 5-year period was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free California Fund  –  The Performance Universe for the Fund consisted of the Fund and all retail and institutional California municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 10-year period was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free Colorado Fund  –  The Performance Universe for the Fund consisted of the Fund and all retail and institutional “other states” municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free Idaho Fund  –  The Performance Universe for the Fund consisted of the Fund and all retail and institutional other state municipal debt funds as selected by Lipper. The Lipper report

Other Fund information (Unaudited)

Delaware Investments® state tax-free funds

Board consideration of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund Investment Management Agreements (continued)

comparison showed that the Fund’s total return for the 1- and 10-year periods was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 5-year periods was in the fourth quartile of its Performance Universe. The Board determined that the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking effective action to improve Fund performance and to meet the Board’s performance objective.

Delaware Tax-Free New York Fund  –  The Performance Universe for the Fund consisted of the Fund and all retail and institutional New York municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the 1-, 3-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Delaware Tax-Free Pennsylvania Fund  –  The Performance Universe for the Fund consisted of the Fund and all retail and institutional Pennsylvania municipal debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the 1- and 10-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 5-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for each Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of each Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, each Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to DMC for non-management services. The Board’s objective is to limit each Fund’s total expense ratio to be competitive with that of the Expense Group.

Delaware Tax-Free Arizona Fund  –  The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through Dec. 29, 2015 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free California Fund  –  The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Lipper report.

Delaware Tax-Free Colorado Fund  –  The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through Dec. 29, 2015 and various initiatives implemented by Management, such as the outsourcing of certain transfer agency services and a negotiation of lower fees for fund accounting services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free Idaho Fund  –  The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered waivers in place through Dec. 29, 2015 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free New York Fund  –  The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee, but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through December 2015 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Delaware Tax-Free Pennsylvania Fund  –  The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Board noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered fee waivers in place through Dec. 29, 2015 and various initiatives implemented by Management, such as the outsourcing of certain transfer agency services and a negotiation of lower fees for fund accounting services, which had created an opportunity

Other Fund information (Unaudited)

Delaware Investments® state tax-free funds

Board consideration of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund Investment Management Agreements (continued)

for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Management Profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Funds. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of Scale. The Trustees considered whether economies of scale are realized by DMC as each Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under each Fund’s management contract fell within the standard structure. Although the Funds have not reached a size at which they can take advantage of breakpoints, the Board recognized that each Fund’s fee was structured so that when the Fund grows, economies of scale may be shared.

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Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle[1]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 1, 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 20, 2015
Independent Trustees
Thomas L. Bennett	Chairman and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chairman since
March 1, 2015
Ann D. Borowiec	Trustee	Since March 31, 2015
2005 Market Street
Philadelphia, PA 19103
November 1958
Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Shawn K. Lytle has served as	64	Trustee — UBS
President of		Relationship Funds,
Delaware Investments[2]		SMA Relationship
since June 2015 and was the		Trust, and UBS Funds
Regional Head of Americas for		(May 2010–April 2015)
UBS Global Asset
Management from
2010 through 2015.

Private Investor	64	Director —
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(2007–2011)
Chief Executive Officer	64	None
Private Wealth Management
(2011–2013) and
Market Manager,
New Jersey Private
Bank (2005–2011) –
J.P. Morgan Chase & Co.
Executive Vice President	64	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risks, and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004–2014)
(July 2004–March 2011)

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960
Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

President —	64	Director — Hershey Trust
Drexel University		Company
(August 2010–Present)
Director, Audit Committee,
President —		and Governance Committee
Franklin & Marshall College		Member — Community
(July 2002–July 2010)		Health Systems
Director — Drexel
Morgan & Co.
Private Investor	64	None
(2004–Present)
Chief Executive Officer —	64	Trust Manager and
Banco Itaú		Audit Committee
International		Member — Camden
(April 2012–Present)		Property Trust
Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration
President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Vice Chairman	64	Director — HSBC Finance
(2010–April 2013),		Corporation and HSBC
Chief Administrative		North America Holdings Inc.
Officer (2008–2010), and Executive Vice		Director —
President and Chief		HSBC Bank
Administrative Officer
(2007–2009) —
PNC Financial
Services Group
Vice President and Treasurer	64	Director, Audit and
(January 2006–July 2012)		Compliance Committee Chair,
Vice President —		Investment Committee
Mergers & Acquisitions		Member, and Governance
(January 2003–January 2006),		Committee Member —
and Vice President		Okabena Company
and Treasurer
(July 1995–January 2003)		Chair — 3M
3M Corporation		Investment Management
Company
(2005–2012)

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972
Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as Senior Vice President of the Fund(s) and the investment advisor since 2013, General Counsel of the Fund(s) and the investment advisor since 2015, and Secretary of the Fund(s) and the investment advisor since 2005.	64	None[3]
Daniel V. Geatens has served as Vice President and Treasurer of the Fund(s) since 2007 and Vice President and Director of Financial Administration of the investment advisor since 2010.	64	None[3]
Richard Salus has served as Senior Vice President and Chief Financial Officer of the Fund(s) and the investment advisor since 2006.	64	None[3]

[3]	David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

About the organization

Board of trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Investments®

Family of Funds

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Investments

Family of Funds

Private Investor

Rosemont, PA

Ann D. Borowiec Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY Joseph W. Chow Former Executive Vice President State Street Corporation Brookline, MA	John A. Fry President Drexel University Philadelphia, PA Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY

Frances A.

Sevilla-Sacasa

Chief Executive Officer

Banco Itaú

International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and

Treasurer

3M Corporation

St. Paul, MN

Affiliated officers

David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Investments	Delaware Investments
Delaware Investments	Family of Funds	Family of Funds
Family of Funds	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This annual report is for the information of Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Colorado Fund, Delaware Tax-Free Idaho Fund, Delaware Tax-Free New York Fund, and Delaware Tax-Free Pennsylvania Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Forms N-Q are available without charge on the Funds’ website at delawareinvestments.com. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Ann D. Borowiec
Joseph W. Chow
Lucinda S. Landreth1
Frances A. Sevilla-Sacasa

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $185,660 for the fiscal year ended August 31, 2015.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $171,080 for the fiscal year ended August 31, 2014.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2015.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $612,000 for the registrant’s fiscal year ended August 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures, group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended August 31, 2014.

____________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Ms. Landreth qualifies as an audit committee financial expert by virtue of her experience as a financial analyst, her Chartered Financial Analyst (CFA) designation and her service as an audit committee chairperson for a non-profit organization.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $618,000 for the registrant’s fiscal year ended August 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures, group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $22,920 for the fiscal year ended August 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $20,600 for the fiscal year ended August 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2015.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended August 31, 2014.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended August 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $7,530,526 and $8,090,937 for the registrant’s fiscal years ended August 31, 2015 and August 31, 2014, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: VOYAGEUR MUTUAL FUNDS

/s/ SHAWN LYTLE
By:	Shawn Lytle
Title:	Chief Executive Officer
Date:	November 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN LYTLE
By:	Shawn Lytle
Title:	Chief Executive Officer
Date:	November 2, 2015

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	November 2, 2015